================================================================================
                                                      '33 Act File No. 333-46338
                                                      '40 Act File No. 811-10143
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

           REGISTRATION UNDER THE SECURITIES ACT OF 1933                     |_|

                    PRE-EFFECTIVE AMENDMENT NO. ___                          |_|



                    POST-EFFECTIVE AMENDMENT NO. 9                           |X|



                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |_|



                    AMENDMENT NO. 9                                          |X|


                        (Check appropriate box or boxes.)

                        NATIONWIDE VLI SEPARATE ACCOUNT-5
                           (Exact Name of Registrant)
                        NATIONWIDE LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (614) 249-7111


PATRICIA R. HATLER, ESQ.               With Copies To:
SECRETARY                              MICHAEL R. MOSER, ESQ.
ONE NATIONWIDE PLAZA                   ONE NATIONWIDE PLAZA, 1-09-V3
COLUMBUS, OHIO 43215-2220              COLUMBUS, OHIO 43215-2220

              (Name and Address of Agent for Service)



           Approximate Date of Proposed Public Offering: JUNE 14, 2004



It is proposed that this filing will become effective (check appropriate box)


|_|  Immediately upon filing pursuant to paragraph (b)


|X|  On June 14, 2004 pursuant to paragraph (b)


|_|  60 days after filing pursuant to paragraph (a)(1)

|_| On (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                        SUPPLEMENT DATED JUNE 14, 2004 TO

                        PROSPECTUS DATED MAY 1, 2004 FOR

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                       NATIONWIDE VLI SEPARATE ACCOUNT - 5


THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

The section entitled "Available Sub-Accounts" is amended to add the following:

W&R TARGET FUNDS, INC. - MORTGAGE SECURITIES PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High level of current income consistent with prudent
                                                 investment risk.
------------------------------------------------ -----------------------------------------------------------------------------------


W&R TARGET FUNDS, INC. - REAL ESTATE SECURITIES PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Total return through a combination of capital appreciation and current income.
------------------------------------------------ -----------------------------------------------------------------------------------

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    Issued By
                        NATIONWIDE LIFE INSURANCE COMPANY
                                     Through
                        NATIONWIDE VLI SEPARATE ACCOUNT-5
--------------------------------------------------------------------------------

                   The Date Of This Prospectus Is May 1, 2004

--------------------------------------------------------------------------------
                PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

Variable life insurance is complex, and this prospectus is designed to help you become as fully informed as possible in making your decision to purchase or not to purchase the variable life insurance policy it describes. Prior to your purchase, we encourage you to take the time you need to understand the policy, its potential benefits and risks, and how it might or might not benefit you. In consultation with your financial adviser, you should use this prospectus to compare the benefits and risks of this policy versus those of other life insurance policies and alternative investment instruments.
--------------------------------------------------------------------------------

Please read this entire prospectus, including the prospectus for the mutual funds available under the policy, and consult with a trusted financial adviser. If you have questions or need additional information, contact us.

============================== ===============================================

 TELEPHONE: 1-866-221-1100
                         TDD:  1-800-238-3035

 INTERNET: www.waddell.com

                   U.S.        MAIL: Nationwide Life
                               Insurance Company One
                               Nationwide Plaza,
                               RR1-04-D4 Columbus, OH
                               43215-2220
============================== ===============================================

--------------------------------------------------------- ----------------------
PLEASE UNDERSTAND THAT THE POLICY TERMS WILL GOVERN THE WAY THE POLICY WORKS AND ALL RIGHTS AND OBLIGATIONS.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
             -------------------------------------------------------------------
             THIS POLICY IS NOT: FDIC INSURED; A BANK DEPOSIT; AVAILABLE IN EVERY STATE; OR INSURED OR ENDORSED BY A BANK OR ANY FEDERAL GOVERNMENT AGENCY.
             -------------------------------------------------------------------
             THIS POLICY MAY DECREASE IN VALUE TO THE POINT OF BEING VALUELESS.
             -------------------------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.
--------------------------------------------------------------------------------

The purpose of this policy is to provide life insurance protection for the beneficiary you name. IF YOUR PRIMARY NEED IS NOT LIFE INSURANCE PROTECTION, THEN PURCHASING THIS POLICY MAY NOT BE IN YOUR BEST INTERESTS. We make no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

In thinking about buying this policy to replace existing life insurance, please carefully consider its advantages versus those of the policy you intend to replace, as well as any replacement costs. As always, consult your financial adviser.

Not all terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


TABLE OF CONTENTS...................................I
IN SUMMARY: POLICY BENEFITS.........................1
IN SUMMARY: POLICY RISKS............................3
IN SUMMARY: VARIABLE UNIVERSAL LIFE INSURANCE AND
   THE POLICY.......................................4
IN SUMMARY: FEE TABLES..............................6
AVAILABLE SUB-ACCOUNTS.............................12
THE POLICY.........................................14
   Policy Owner....................................14
   The Beneficiaries...............................14
   To Purchase.....................................14
   Coverage........................................15
   Coverage Effective Date.........................15
   Temporary Insurance Coverage....................15
   To Cancel (Examination Right)...................16
   To Change Coverage..............................16
   Sub-Account Portfolio Transfers.................17
   Fixed Account Transfers.........................17
   Modes To Make A Transfer........................18
   To Exchange.....................................19
   To Terminate (Surrender)........................19
   To Assign.......................................20
   Proceeds Upon Maturity..........................20
   Reminders, Reports And Illustrations............21
   Errors Or Misstatements.........................21
   Incontestability................................21
   If We Modify The Policy.........................21
RIDERS.............................................22
   Children's Insurance Rider......................22
   Long-term Care Rider............................23
   Spousal Life Insurance Rider....................23
   Accidental Death Benefit Rider..................24
   Premium Waiver Rider............................24
   Change Of Insured Rider.........................25
   Additional (insurance) Protection Rider.........25
   Deduction (of fees and expenses) Waiver Rider...25
PREMIUM............................................26
   Initial Premium.................................26
   Subsequent Premiums.............................26
CHARGES............................................27
   Sales Load......................................27
   Premium Taxes...................................27
   Surrender Charges...............................28
   Partial Surrender Fee...........................29
   Cost Of Insurance...............................29
   Mortality And Expense Risk......................30
   Administrative..................................30
   Policy Loan Interest............................30
   Adjusted Sales Load Life Insurance Rider........30
   Children's Insurance Rider......................31
   Long-term Care Rider............................32
   Spouse Life Insurance Rider.....................32
   Accidental Death Benefit Rider..................32
   Premium Waiver Rider............................32
   Additional (insurance) Protection Rider.........33
   Deduction (of fees and expenses) Waiver Rider...33
   Reduction of Charges............................33
   A Note On Charges...............................34
TO ALLOCATE NET PREMIUM AND SUB-ACCOUNT VALUATION..35
   Variable Investment Options.....................36
   The Fixed Investment Option.....................36
   Allocation Of Net Premium And Cash
   Value...........................................37
   When Accumulation Units Are Valued..............37
   How Investment Experience Is Determined.........37
   Cash Value......................................38

   Dollar Cost Averaging...........................39
   Asset Rebalancing...............................39
THE DEATH BENEFIT..................................40
   Calculation Of The Death Benefit Proceeds.......40
   Death Benefit Options...........................40
   The Minimum Required Death Benefit..............41
   Changes In The Death Benefit Option.............41
   Suicide.........................................42
SURRENDERS.........................................42
   Full Surrender..................................42
   Partial Surrender...............................42
   Reduction Of Specified Amount On A Partial
      Surrender....................................43
THE PAYOUT OPTIONS.................................44
   Interest Income.................................44
   Income For A Fixed Period.......................44
   Life Income With Payments Guaranteed............44
   Fixed Income For Varying Periods................45
   Joint And Survivor Life.........................45
   Alternate Life Income...........................45
POLICY LOANS.......................................45
   Loan Amount And Interest........................45
   Collateral And Interest.........................46
   Repayment.......................................46
   Net Effect Of Policy Loans......................46
LAPSE..............................................46
   Guaranteed Policy Continuation Provision........47
   Grace Period....................................47
   Reinstatement...................................47
TAXES..............................................48
   Types Of Taxes Of Which To Be Aware.............48
   Buying The Policy...............................49
   Investment Gain In The Policy...................49
   Periodic Withdrawals, Non-Periodic Withdrawals
      And Loans....................................50
   Terminal Illness................................51
   Surrender Of The Policy.........................51
   Withholding.....................................52
   Exchanging The Policy For Another Life
      Insurance Policy.............................52
   Taxation Of Death Benefits......................53
   Taxes And The Value Of Your Policy..............53
   Tax Changes.....................................53
NATIONWIDE LIFE INSURANCE COMPANY..................54
NATIONWIDE VLI SEPARATE ACCOUNT-5..................55
   Organization, Registration And Operation........55
   Addition, Deletion Or Substitution Of Mutual
     Funds.........................................56
   Voting Rights...................................56
LEGAL PROCEEDINGS..................................56
   Nationwide Life Insurance Company...............56
   Waddell & Reed, Inc.............................59
FINANCIAL STATEMENTS...............................61
APPENDIX A: DEFINITIONS...........................A-1

                           IN SUMMARY: POLICY BENEFITS

     Appendix A defines certain words and phrases we use in this prospectus.

DEATH BENEFIT

The primary benefit of your policy is life insurance coverage. While the policy is In Force, we will pay the Proceeds to your beneficiary when the Insured dies.

YOUR CHOICE OF DEATH BENEFIT OPTIONS

|X| Option One is THE GREATER OF the Specified Amount OR the minimum required Death Benefit under federal tax law.

|X| Option Two is THE GREATER OF the Specified Amount plus the Cash Value OR the minimum required Death Benefit under federal tax law.

|X| Option Three is THE GREATER OF the Specified Amount plus accumulated Premium payments (less any partial surrenders) OR the minimum required Death Benefit under federal tax law.

      For more information, see "The Death Benefit," beginning on page 40.

YOUR OR YOUR BENEFICIARY'S CHOICE OF POLICY PROCEEDS

You or your beneficiary may choose to receive the Policy Proceeds in a lump sum, or there are a variety of options that will pay out over time. For more information, see "The Payout Options," beginning on page 44.

COVERAGE FLEXIBILITY

Subject to conditions, you may choose to:

|X|  Change the Death Benefit option;

|X|  Increase or decrease the Specified Amount;

|X|  Change your beneficiaries; and

|X|  Change who owns the policy.


For more information, see: "Changes In The Death Benefit Option," beginning on page 41; "To Change Coverage," beginning on page 16; "The Beneficiaries," beginning on page 14; and "To Assign," beginning on page 20.


CONTINUATION OF COVERAGE IS GUARANTEED

Your policy will remain In Force so long as you pay the Policy Continuation Premium Amount. For more information, see "Guaranteed Policy Continuation Provision," beginning on page 47.

ACCESS TO CASH VALUE

Subject to conditions, you may choose to borrow against, or withdraw, the Cash Value of your policy:

|X| Take a policy loan of an amount no greater than 90% of the Sub-Account portfolios and 100% of the fixed account, less any surrender charges. The minimum amount is $200. For more information, see "Policy Loans," beginning on page 45.

|X| Take a partial surrender of no less than $200. For more information, see "Partial Surrender," beginning on page 42.

|X| Surrender the policy at any time while the Insured is alive. The Cash Surrender Value will be the Cash Values of the Sub-Account portfolios and fixed account, less any policy loans and surrender charges. You may choose to receive the Cash Surrender Value in a lump sum, or you will have available the same payout options as if it constituted a Death Benefit. For more information, see "Full Surrender," beginning on page 42 and "The Payout Options," beginning on page 44.

PREMIUM FLEXIBILITY

While we would like you to select a premium payment plan, you will not be required to make your Premium payments accordingly. Within limits, you may vary the frequency and amount, and you might even be able to skip needing to make a Premium payment. For more information, see "Premium," beginning on page 26.

INVESTMENT OPTIONS

You may choose to allocate your Premiums after charges to a fixed or variable investment options in any proportion:

|X| The fixed investment option will earn interest daily at an annual effective rate of at least 3%.

|X| The variable investment options constitute the limitedly available mutual funds, and we have divided Nationwide VLI Separate Account-5 into an equal number of Sub-Account portfolios, identified in the "Available Sub-Accounts" section, to account for your allocations. Your Investment Experience will depend on the market performance of the Sub-Account portfolios you have chosen.

For more information, see "Available Sub-Accounts," beginning on page 12 and "To Allocate Net Premium And Sub-Account Valuation," beginning on page 35.

TRANSFERS BETWEEN AND AMONG INVESTMENT OPTIONS



You may transfer between the fixed and variable investment options, subject to conditions. You may transfer among the Sub-Account portfolios of the variable investment option within limits. We have implemented procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience. For more information, see "Sub-Account Portfolio Transfers," beginning on page 17 and "Modes To Make A Transfer," beginning on page 18. We also offer dollar cost averaging, an automated investment strategy that spreads out transfers over time to try to reduce the investment risks of market fluctuations. For more information, see "Dollar Cost Averaging," beginning on page 39.

TAXES

Unless you make a withdrawal, generally, you will not be taxed on any earnings. This is known as tax deferral. For more information, see "The Minimum Required Death Benefit," beginning on page 41. Also, your beneficiary generally will not have to include the Proceeds as taxable income. For more information, see "Taxes," beginning on page 48. Unlike other variable insurance products Nationwide offers, these Flexible Premium Variable Universal Life Insurance Policies do not require distributions to be made before the death of the Insured.

ASSIGNMENT

You may assign the policy as collateral for a loan or another obligation while the Insured is alive. For more information, see "To Assign," beginning on page 20.

EXAMINATION RIGHT

For a limited time, you may cancel the policy, and you will receive a refund. For more information, see "To Cancel (Examination Right)," beginning on page 16.

RIDERS

You may purchase any of the available Riders (except for both the Premium Waiver and Deduction Waiver Riders, simultaneously) to suit your needs. Availability will vary by state, and there may be an additional charge.

|X|  Children's Insurance Rider

|X|  Long-term Care Rider

|X|  Spousal Life Insurance Rider

|X|  Accidental Death Benefit Rider

|X|  Premium Waiver Rider

|X|  Change Of Insured Rider (There is no charge for this Rider.)

|X|  Additional (insurance) Protection Rider

|X|  Deduction (of fees and expenses)

Waiver Rider For more information, see "Riders," beginning on page 22.

                            IN SUMMARY: POLICY RISKS

IMPROPER USE

Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. You should not purchase the policy if you expect that you will need to access its Cash Value in the near future because substantial surrender charges will apply in the first several years from the Policy Date.

UNFAVORABLE INVESTMENT EXPERIENCE

The variable investment options to which you have chosen to allocate Net Premium may not generate a sufficient, let alone a positive, return, especially after the deductions for policy and Sub-Account portfolio charges. Besides Premium payments, Investment Experience will impact the Cash Value, and poor Investment Experience (in conjunction with your flexibility to make changes to the policy and deviate from your chosen premium payment plan) could cause the Cash Value of your policy to decrease, resulting in a Lapse of insurance coverage, sooner than might have been foreseen, and, potentially, even without value.

EFFECT OF PARTIAL SURRENDERS AND POLICY LOANS ON INVESTMENT RETURNS


Partial surrenders or policy loans may accelerate a Lapse because the amount of either or both will no longer be available to generate any investment return. A partial surrender will proportionately reduce the amount of Cash Value allocated among the Sub-Account portfolios you have chosen, and to the fixed account, too, if there is not enough Cash Value in the Sub-Account portfolios. As collateral for a policy loan, we will transfer an equal amount of Cash Value to the policy loan account, which will also reduce the Cash Value allocated between and among your chosen investment options. Thus, the remainder of your policy's Cash Value is all that would be available to generate enough of an investment return to cover policy and Sub-Account portfolio charges and keep the policy In Force, at least until you repay the policy loan or make another Premium payment. There will always be a Grace Period, and the opportunity to reinstate insurance coverage. Under certain circumstances, however, the policy could terminate without value, and insurance coverage would cease.

REDUCTION OF THE DEATH BENEFIT

A partial surrender could, and a policy loan would, impact the policy's Death Benefit, depending on how the Death Benefit option you have chosen at the time it becomes payable relates to the policy's Cash Value.

ADVERSE TAX CONSEQUENCES

Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the policy's beneficiaries. Also, not all policies are afforded the same tax treatment. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans," beginning on page 50. For example, distributions from the policy may be taxed differently. Special rules will apply for a policy that is considered a "modified endowment contract," including that a 10% penalty tax may be imposed on distributions, including any policy loan. In addition, there are federal estate and gift taxes, and state and local taxes, with which you should be aware. You should consult a qualified tax advisor on all tax matters involving your policy.

FIXED ACCOUNT TRANSFER RESTRICTIONS AND LIMITATIONS

We will not honor a request to transfer Cash Value to or from the fixed account until after the first year. Then, we will only honor a transfer request from the fixed account that is made within 30 days of the end of a calendar quarter, but not within 12 months of a previous request. We may also limit what percentage of Cash Value you will be permitted to transfer to or from the fixed account.

SUB-ACCOUNT PORTFOLIO LIMITATIONS

Frequent trading among the Sub-Accounts may dilute the value of your Sub-Account units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue its stated investment objective. This disruption to the Sub-Account may result in lower Investment Experience and Cash Value. We have instituted procedures to minimize disruptive transfers. For more information, see "Sub-Account Portfolio Transfers," beginning on page 17 and "Modes To Make A Transfer," beginning on page 18. While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot assure you that we have eliminated these risks.

SUB-ACCOUNT PORTFOLIO INVESTMENT RISK

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account portfolio may be found in that mutual fund's prospectus. You should read the mutual fund's prospectus carefully before investing.

          IN SUMMARY: VARIABLE UNIVERSAL LIFE INSURANCE AND THE POLICY

VARIABLE UNIVERSAL LIFE INSURANCE, IN GENERAL, MAY BE IMPORTANT TO YOU IN TWO WAYS.

|X|  It will provide economic protection to a beneficiary.

|X| It may build Cash Value. Why would you want to purchase this type of life insurance? How will you allocate the Net Premium among the variable investment options and the fixed investment options? Your reasons and decisions will affect the insurance and Cash Value aspects.

     While variable universal life insurance is designed primarily to provide life insurance protection, the Cash Value of a policy will be important to you in that it may impair (with poor investment results) or enhance (with favorable investment results) your ability to pay the costs of keeping the insurance In Force.

     Apart from the life insurance protection features, you will have an interest in maximizing the value of the policy as a financial asset.

IT IS SIMILAR, BUT ALSO DIFFERENT, TO UNIVERSAL LIFE INSURANCE.

|X|  You will pay Premiums for life insurance coverage on the Insured.

|X| The policy will provide for the accumulation of a Cash Surrender Value if you were to surrender it at any time while the Insured is alive.

|X| The Cash Surrender Value could be substantially lower than the Premiums you have paid.

What makes the policy different than universal life insurance is your opportunity to allocate Premiums after charges to the Sub-Account portfolios you have chosen (and the fixed account). Also, that its Cash Value will vary depending on the market performance of the Sub-Account portfolios, and you will bear this risk.

FROM THE TIME WE ISSUE THE POLICY THROUGH THE INSURED'S DEATH, HERE IS A BASIC OVERVIEW. (BUT PLEASE READ THE REMAINDER OF THIS PROSPECTUS FOR THE DETAILS.)

|X|  At issue, the policy will require a minimum initial Premium payment.

     Among other considerations, this amount will be based on: the Insured's age and sex; the underwriting class; any substandard ratings; the Specified Amount; the Death Benefit option; and the choice of any Riders.

|X| At the time of a Premium payment, we will deduct some charges. We call these charges transaction fees.

|X| You will then be able to allocate the Premium net of transaction fees, or Net Premium, between and among a fixed and the variable investment options.

|X| From the policy's Cash Value, on a periodic basis, we will deduct other charges to help cover the mortality risks we assumed, and the sales and administrative costs.

|X|  You may be able to vary the timing and amount of Premium payments.

     So long as there is enough Cash Surrender Value to cover the policy's periodic charges as they come due, the policy will remain In Force.

|X| After the first year from the Policy Date, you may request to increase or decrease the policy's Specified Amount.

     This flexibility will allow you to adjust the policy to meet your changing needs and circumstances, subject to: additional underwriting (for us to evaluate an increase of risk); confirmation that the policy's tax status is not jeopardized; and confirmation that the minimum and maximum insurance amounts remain met.

|X| The policy will pay a Death Benefit to the beneficiary. You have a choice of one of three options.

     As your insurance needs change, you may be able to change Death Benefit options, rather than buying a new policy, or terminating this policy.

|X| Prior to the Insured's death, you may withdraw all, or a portion (after the first year from the Policy Date), of the policy's Cash Surrender Value. Or you may borrow against the Cash Surrender Value.

     Withdrawals and loans are subject to restrictions, may reduce the Death Benefit and increase the likelihood of the policy Lapsing. There also could be adverse tax consequences.

                             IN SUMMARY: FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

FOR MORE INFORMATION, SEE "CHARGES," BEGINNING ON PAGE 27.

===================================================================================================================================
                                                         TRANSACTION FEES
===================================================================================================================================
                  Charge                       When Charge Is Deducted                         Amount Deducted
------------------------------------------- ------------------------------ --------------------------------------------------------
              SALES LOAD (1)                Upon Making A Premium Payment      Maximum Guaranteed               Currently
                                                                                      $25                          $5
                                                                                        Per $1,000 Of Premium Payment
------------------------------------------- ------------------------------ --------------------------------------------------------
            PREMIUM TAXES (1)               Upon Making A Premium Payment             $35 Per $1,000 Of Premium Payment
------------------------------------------- ------------------------------ --------------------------- ----------------------------
     SURRENDER CHARGES (2), (3), (4)             Upon Full Surrender              Maximum (5)                  Minimum (6)

                                                                                    $25,590                      $2,337
   Representative - For An Age 35 Male                                                       Representative (7)
  Non-tobacco Preferred With A Specified                                                           $3,408
   Amount Of $500,000 And Death Benefit                                         Proportionately From The Policy's Cash Value
                Option One
------------------------------------------- ------------------------------ ---------------------------- ---------------------------
          ILLUSTRATION CHARGE(8)                 Upon Requesting An            Maximum Guaranteed               Currently
                                                    Illustration
                                                                                       $25                          0
------------------------------------------- ------------------------------ ---------------------------- ---------------------------
        PARTIAL SURRENDER FEE (9)                      Upon A                Maximum Guaranteed(10)             Currently
                                                  Partial Surrender                    $25                          0
                                                                                 From The Policy's Available Cash Value (11)
------------------------------------------- ------------------------------ --------------------------------------------------------


-----------

(1) We deduct one charge composed of the sales load and premium taxes. On the Policy Data Page, we call the combined charge a Premium Load.

(2) This charge is comprised of two components. There is an underwriting component, which is based on the Insured's age (when the policy was issued). There is also a sales expense component, which is based on and varies by the Insured's sex, age (when the policy was issued) and underwriting class. The amount of the charge we would deduct begins to decrease each year after the second from the Policy Date. For example, by the ninth year, the amount is 30% of the surrender charge, and, thereafter, there is no charge for a full surrender. A surrender charge will apply if you surrender or lapse the policy, or if you request to decrease the Specified Amount. We will calculate a separate surrender charge based on the Specified Amount, and each increase in the Specified Amount, which, when added together, will amount to your surrender charge. For more information, see "Surrender Charges," beginning on page 28.

(3)  To be able to present dollar amounts of this charge here, for a full surrender
     occurring in the first year from the Policy Date, we assume an aggregate first year Premium in excess of the surrender target premium. The surrender target premium is an assumed Premium payment amount we use in calculating the surrender charge. The surrender charge is based on the lesser of the surrender target premium and the Premiums you pay in the first year from the Policy Date. The surrender target premium varies by: the Insured's sex; age (when the policy was issued); underwriting class and the Specified Amount (and any increases). The surrender charge for decreases in the Specified Amount will be a fraction of the charge for a full surrender.

(4) Ask for an illustration, or see the Policy Data Page for more information on your cost.

(5) The amount is based on a male who is age 80 or older and uses tobacco (representing our greatest underwriting risk). We assume a policy with a Specified Amount of $500,000 and Death Benefit Option One. The stated surrender charge is for a surrender occurring in the first year from the Policy Date.

(6) The amount is based on a female who is age 0. We assume a policy with a Specified Amount of $500,000 and Death Benefit Option One. The stated surrender charge is for a surrender occurring in the first year from the Policy Date.

(7)  This amount may not be representative of your cost.


(8) If we begin to charge for illustrations, you will be expected to pay the charge directly to us at the time of your request.

(9) You may request a partial surrender at any time after the first year from the Policy Date so long as the policy is In Force.

(10) The charge is the lesser of $25 or 2% of the dollar amount of the partial surrender.

(11) Besides this charge, remember that the Cash Value available for a partial surrender is subject to any outstanding policy loans.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING SUB-ACCOUNT PORTFOLIO OPERATING EXPENSES.


==================================================================================================================================
                              PERIODIC CHARGES OTHER THAN SUB-ACCOUNT PORTFOLIO OPERATING EXPENSES
==================================================================================================================================
               Charge                   When Charge Is Deducted                            Amount Deducted
                                                                                          From Cash Values
------------------------------------- ----------------------------- --------------------------------------------------------------
    COST OF INSURANCE (12), (13)                Monthly                   Minimum              Maximum        Representative (14)
   Representative - For An Age 35                                          $0.04               $83.33                $0.14
 Male Non-tobacco Preferred With A                                  Per $1,000 Of Net Amount At Risk - Proportionately From Your
  Specified Amount Of $500,000 And                                          Chosen Variable And Fixed Investment Options
      Death Benefit Option One
------------------------------------- ----------------------------- --------------------------------------------------------------
     MORTALITY AND EXPENSE RISK                 Monthly                                  Maximum Guaranteed
                                                                                 $0.50 Per $1,000 Of Cash Value (15)
                                                                    Proportionately From Your Chosen Variable Investment Options
------------------------------------- ----------------------------- ------------------------------- ------------------------------
           ADMINISTRATIVE                       Monthly                   Maximum Guaranteed                  Currently
------------------------------------- ----------------------------- ------------------------------- ------------------------------
                                                                                 $10                          $10 (16)
                                                                         Proportionately From Your Chosen Variable And Fixed
                                                                                         Investment Options
------------------------------------- ----------------------------- --------------------------------------------------------------
            POLICY LOAN                         Annually                  Maximum Guaranteed                  Currently
     INTEREST (17), (18), (19)                                                   $39                             $39
                                                                              Per $1,000 Of An Outstanding Policy Loan
------------------------------------- ----------------------------- --------------------------------------------------------------



(12) This charge varies by: the Insured's sex; age; underwriting class; any substandard ratings; the year from the Policy Date and the Specified Amount.

(13) Ask for an illustration, or see the Policy Data Page for more information on your cost.

(14) This amount may not be representative of your cost.

(15) During the first through fifteenth years from the Policy Date, this charge is $0.50 per $1,000 on the first $25,000 of Cash Value in the variable investment options, and $0.25 per $1,000 on $25,001 up to $250,000 of Cash Value in the variable investment options. Thereafter, this charge is $0.08 per $1,000 of Cash Value in the variable investment options over $250,000.

(16) During the first year from the Policy Date, the monthly maximum guaranteed amount is $10, and the monthly current amount is $10. Thereafter, the monthly maximum guaranteed amount is $7.50, and the monthly current amount is $5.

(17) On the amount of an outstanding loan, we not only charge, but also credit, interest, so there is a net cost to you. Also, there are ordinary and preferred loans on which interest rates vary. For more information, see "Policy Loans," beginning on page 45.

(18) We charge a 3.9% interest per annum on the outstanding balance, which accrues daily and becomes due and payable at the end of the year from the Policy Date, or we add it to your loan. Meanwhile, we credit interest daily, too, on the portion of your policy's Cash Value corresponding to, and serving as collateral or security to ensure repayment of, the loan. During years one through ten, it is 3.0% (guaranteed 3.0% minimally), and, thereafter, 3.9% per annum currently (guaranteed 3.65% minimally).

(19) Your net cost for a loan through years one through ten from the Policy Date is 0.9% per annum currently. Thereafter, there is no cost (a net zero cost) for a loan currently. For more information, see "Collateral and Interest," beginning on page 46.



==================================================================================================================================
                         PERIODIC CHARGES OTHER THAN SUB-ACCOUNT PORTFOLIO OPERATING EXPENSES FOR RIDERS
==================================================================================================================================
        Optional Charge (20)            When Optional Charge Is                           Amount Deducted
                                                Deducted                                   From Cash Value
------------------------------------- ----------------------------- --------------------------------------------------------------
     CHILDREN'S INSURANCE RIDER                 Monthly             $0.43 Per $1,000 Of Rider Specified Amount - Proportionately
                                                                       From Your Chosen Variable And Fixed Investment Options
------------------------------------- ----------------------------- --------------------------------------------------------------
     LONG-TERM CARE RIDER (21)                  Monthly                   Minimum              Maximum          Representative
Representative - For An Age 35 Male                                        $0.02               $28.65                $0.02
    Non-tobacco Preferred With A                                      Per $1,000 Of Rider Net Amount At Risk - Proportionately
 Long-term Care Specified Amount Of                                    From Your Chosen Variable And Fixed Investment Options
 $500,000 And Death Benefit Option
                One
------------------------------------- ----------------------------- -------------------- -------------------- --------------------
 SPOUSAL LIFE INSURANCE RIDER (22)              Monthly                   Minimum              Maximum          Representative
 Representative Spouse - For An Age                                        $0.10               $10.23                $0.11
    35 Female Non-tobacco With A                                     Per $1,000 Of Spousal Death Benefit - Proportionately From
  Spousal Life Specified Amount Of                                        Your Chosen Variable And Fixed Investment Options
              $100,000
------------------------------------- ----------------------------- --------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT RIDER (21)             Monthly                   Minimum              Maximum          Representative
Representative - For An Age 35 Male                                        $0.05                $0.75                $0.06
   Non-tobacco Preferred With An                                      Per $1,000 Of Accidental Death Benefit - Proportionately
Accidental Death Benefit Of $100,000                                   From Your Chosen Variable And Fixed Investment Options
------------------------------------- ----------------------------- --------------------------------------------------------------
           PREMIUM WAIVER                       Monthly                   Minimum              Maximum          Representative
          RIDER (23), (24)                                                  $40                  $32                  $40
Representative - For An Age 35 Male                                  Per $1,000 Of Premium Waiver Benefit - Proportionately From
       Non-tobacco Preferred                                              Your Chosen Variable And Fixed Investment Options
------------------------------------- ----------------------------- --------------------------------------------------------------



------------------------------------- ----------------------------- -------------------- -------------------- --------------------
 ADDITIONAL (insurance) PROTECTION              Monthly                   Minimum              Maximum          Representative
             RIDER (25)                                                    $0.01               $83.33                $0.04
Representative - For An Age 35 Male                                  Per $1,000 Of Additional Protection - Proportionately From
     Non-tobacco Preferred With                                           Your Chosen Variable And Fixed Investment Options
Additional Death Benefit Of $250,000
------------------------------------- ----------------------------- --------------------------------------------------------------
   DEDUCTION WAIVER (of fees and                Monthly                   Minimum              Maximum          Representative
     expenses) RIDER (26), (27)                                             $90                 $860                  $90
Representative - For An Age 35 Male                                   Per $1,000 Of Deduction Waiver Benefit - Proportionately
    Non-tobacco Preferred With A                                       From Your Chosen Variable and Fixed Investment Options
  Specified Amount Of $500,000 And
      Death Benefit Option One
------------------------------------- ----------------------------- --------------------------------------------------------------


------------

(20) You may elect any of these Riders (except for both the Premium Waiver and Deduction Waiver Riders, simultaneously). Rider charges are taken from the policy's Cash Value at the beginning of the month starting with the Policy Date and we will not pro rate the monthly fee should the Rider terminate before the beginning on the next month. There is also a Change of Insured Rider you may elect for no charge. The continuation of a Rider is contingent on the policy being In Force. The amounts presented here may not be representative of your cost. Ask for an illustration, or see the Policy Data Page, for more information on your cost.

(21) This charge varies by: the Insured's sex; age; underwriting class; any substandard ratings; and the Specified Amount of the Rider.

(22) This charge varies by: the spouse's sex; age; underwriting class; any substandard ratings; and the Specified Amount of the Rider.

(23) This charge varies by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.

(24) To be able to present dollar amounts of this charge here, we assume monthly Premium payments of $1,000, the waiver of which would occur in the event of the Insured's total disability for six consecutive months.

(25) This charge varies by: the Insured's sex; Attained Age; underwriting class; any substandard ratings and the Specified Amount of the Rider.

(26) This charge varies by: the Insured's sex; Attained Age; and any substandard ratings.

(27) To be able to present dollar amounts of this charge here, we assume total monthly periodic charges of $1,000 (not including this Rider's cost, and any loan amount interest (which are meant to be excluded)). These changes would be waived in the event of the Insured's total disability for six consecutive months.

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE SUB-ACCOUNT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH SUB-ACCOUNT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE MUTUAL FUND THAT CORRESPONDS TO THE SUB-ACCOUNT PORTFOLIO. PLEASE CONTACT US, AT THE TELEPHONE NUMBERS OR ADDRESS ON THE COVER PAGE OF THIS PROSPECTUS, FOR FREE COPIES OF THE PROSPECTUSES FOR THE MUTUAL FUNDS AVAILABLE UNDER THE POLICY.

THE FOLLOWING SECTION LISTS THE AVAILABLE SUB-ACCOUNTS BY NAME, INVESTMENT TYPE AND ADVISER.


TOTAL ANNUAL SUB-ACCOUNT PORTFOLIO OPERATING EXPENSES                                       MINIMUM                MAXIMUM
(expenses that are deducted from the Sub-Account portfolio assets, including                 0.75%                  1.39%
management fees, distribution (12b-1) fees, and other expenses)



--------------------------------------------------------------------------------
                             AVAILABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

We identify Sub-Accounts by the name of the underlying mutual funds. The Sub-Accounts available through this policy, their advisers, and their investment objectives are:



W&R TARGET FUNDS, INC. - ASSET STRATEGY PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High total return.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - BALANCED PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Current income with a secondary goal of long-term capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - BOND PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Reasonable return with emphasis on preservation of capital.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - CORE EQUITY PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital growth and income.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - DIVIDEND INCOME PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Income and long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - GROWTH PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - HIGH INCOME PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High current income with secondary goal of capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - INTERNATIONAL PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital appreciation and goal of current income.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - INTERNATIONAL II PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-adviser:                                     Templeton Investment Counsel, LLC
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - LIMITED-TERM BOND PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High level of current income.
------------------------------------------------ -----------------------------------------------------------------------------------



W&R TARGET FUNDS, INC. - MICRO CAP GROWTH PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-adviser:                                     Wall Street Associates
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - MONEY MARKET PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Current income.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - SCIENCE AND TECHNOLOGY PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - SMALL CAP GROWTH PORTFOLIO (FORMERLY W&R TARGET FUNDS, INC. - SMALL CAP PORTFOLIO)
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - VALUE PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------------------------------------------------------------------------------------------



The Sub-Account portfolios listed above are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met.

PLEASE REFER TO THE PROSPECTUS FOR EACH SUB-ACCOUNT PORTFOLIO FOR MORE DETAILED INFORMATION.

--------------------------------------------------------------------------------
                                   THE POLICY
--------------------------------------------------------------------------------


The policy is a legal contract between you and us. Any change must be in writing, signed by our president and secretary, and attached to or endorsed on the policy. You may exercise all policy rights and options while the Insured is alive. You may also change the policy, but only in accordance with its terms.

Generally, the policy is available for an insured between the ages of 0-85 (although these ages may vary in your state). It is nonparticipating, meaning we will not be contributing any operating profits or surplus earnings toward the Proceeds from the policy. The policy will comprise and be evidenced by: a written contract; any Riders; any endorsements; Policy Data Pages; and the application, including any supplemental application. We will consider the statements you make in the application as representations. We will rely on them as being true and complete. However, we will not void the policy or deny a claim unless a statement is a material misrepresentation.

--------------------------------------------------------------------------------

POLICY OWNER

The policy belongs to the owner named in the application. You may also name a contingent policy owner. A contingent owner will become the owner if the owner dies before any Proceeds become payable. Otherwise, ownership will pass to the owner's estate, if the owner is not the Insured. To the extent permitted by law, policy benefits are not subject to any legal process for the payment of any claim, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). You may name different owners or contingent owners (so long as the Insured is alive) by submitting your written request to us at our Home Office, which will become effective when signed, rather than the date on which we received it. There may be adverse tax consequences. For more information, see "Taxes" beginning on page 48.

--------------------------------------------------------------------------------

THE BENEFICIARIES

The principal right of a beneficiary is to receive Proceeds constituting the Death Benefit upon the Insured's death. So long as the Insured is alive, you may: name more than one beneficiary; designate primary and contingent beneficiaries; change or add beneficiaries; and provide for another distribution than the following.

If a primary beneficiary dies before the Insured, we will pay the Death Benefit to the remaining primary beneficiaries. We will pay multiple primary beneficiaries in equal shares. A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Insured, and before any Proceeds become payable. You may name more than one contingent beneficiary. We will also pay multiple contingent beneficiaries in equal shares. To change or add beneficiaries, you must submit your written request to us at our Home Office, which will become effective when signed, rather than the date on which we received it. The change will not affect any payment we made, or action we took, before we recorded the change.

--------------------------------------------------------------------------------

TO PURCHASE

To purchase the policy, you must submit to us a completed application and an initial Premium payment.

We must receive evidence of insurability that satisfies our underwriting standards (this may require a medical examination) before we will issue a policy. We can provide you with the details of our underwriting standards. We reserve the right to reject an application for any reason permitted by law. Also, we reserve the right to modify our underwriting standards at any time.

The minimum initial Specified Amount in most states is $50,000 for non-preferred policies. For preferred policies, the minimum initial Specified Amount is $100,000. The basic distinction between the non-preferred and preferred underwriting classifications is that we expect the Insured under a preferred policy to live longer. We reserve the right to modify our minimum Specified Amount at any time.

--------------------------------------------------------------------------------

COVERAGE

We will issue the policy only if the underwriting process has been completed, we have approved the application and the proposed Insured is alive and in the same condition of health as described in the application. However, full insurance coverage will take effect only after you have paid the minimum initial Premium. We begin to deduct monthly charges from your policy Cash Value on the Policy Date.

--------------------------------------------------------------------------------


COVERAGE EFFECTIVE DATE

Insurance coverage will begin and be In Force on the Policy Date shown on the Policy Data Page. For a change in the Specified Amount, the effective date will be on the next monthly anniversary from the Policy Date after we have approved your request. It will end upon the Insured's death, once we begin to pay the Proceeds, or when the policy matures. It could end if the policy were to Lapse.

--------------------------------------------------------------------------------


TEMPORARY INSURANCE COVERAGE

Temporary insurance coverage, equal to the Specified Amount up to $1,000,000, may be available for no charge before full insurance coverage takes effect. You must submit a temporary insurance agreement and make an initial Premium payment. The amount of the initial Premium will depend on the initial Specified Amount, and your choice of Death Benefit option and any Riders, for purposes of the policy. During this time, we will deposit your initial Premium payment into an interest bearing checking account. Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement. Before then, temporary insurance coverage will terminate on the date full insurance coverage takes effect, or five days from the date we mail a termination notice (accompanied by a refund equal to the Premium payment you submitted). If we issue the policy, what we do with the Net Premium depends on the right to examine law of the state in which you live.

--------------------------------------------------------------------------------


TO CANCEL (EXAMINATION RIGHT)

You may cancel your policy during the free look period. The free look period expires ten days after you receive the policy or longer if required by state law. If you decide to cancel during the free look period, return the policy to the sales representative who sold it to you, or to us at our Home Office, along with your written cancellation request. Within seven days, we will refund the amount prescribed by the law of the state in which we issued the policy. Depending on the right to examine law of the state in which you live, this amount will be your initial premium or the policy's Cash Value. We will treat the policy as if we never issued it. For more information, see "To Allocate Net Premium And Sub-Account Valuation," beginning on page 35.

--------------------------------------------------------------------------------

TO CHANGE COVERAGE

After the first year from the Policy Date, you may request to change the Specified Amount; however, no change will take effect unless the new Cash Surrender Value would be sufficient to keep the policy In Force for at least three months. Changes to the Specified Amount will alter the Death Benefit. For more information, see "Changes In The Death Benefit Option," beginning on page 41.


You may request to increase the Specified Amount, by at least $10,000, which will increase the Net Amount At Risk. Because the cost of insurance charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will also cause the policy's cost of insurance charge to increase. As a result, there will be a corresponding increase in the periodic charges we deduct from the policy's Cash Value. Also, an increase in the Specified Amount may cause an increase to the amount of your subsequent Premium payments and the likelihood that the entire policy is at risk of lapsing sooner. For more information, see "Lapse," beginning on page 46.


You may request to decrease the Specified Amount. We first apply decreases to the amount of insurance coverage as a result of any prior Specified Amount increases, starting with the most recent. Then we will decrease the initial Specified Amount. We will deny a request, however, to reduce the amount of your coverage below the minimum initial Specified Amount. For more information, see "To Purchase," beginning on page 14. Also, we will deny a request that would disqualify the policy as a contract for life insurance. For more information, see "The Minimum Required Death Benefit," beginning on page 41.


To change the Specified Amount, you must submit your written request to us at our Home Office. You must provide us with evidence of insurability that satisfies our underwriting standards. The Insured must be 85 or younger. Changes will become effective on the next monthly anniversary from the Policy Date after we approve the request. We reserve the right to limit the number of changes to one each year from the Policy Date.

--------------------------------------------------------------------------------


SUB-ACCOUNT PORTFOLIO TRANSFERS

We will determine the amount you have available for transfers among the Sub-Account portfolios in Accumulation Units based on the Net Asset Value (NAV) per share of the mutual fund in which a Sub-Account portfolio invests. The mutual fund will determine its NAV once daily as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern time). An Accumulation Unit will not equal the NAV of the mutual fund in which the Sub-Account portfolio invests, however, because the Accumulation Unit value will reflect the deduction for any transaction fees and periodic charges. For more information, see "In Summary: Fee Tables," beginning on page 6, and "How Investment Experience Is Determined," beginning on page 37.

Disruptive trading practices, which hamper the orderly pursuit of stated investment objectives by underlying mutual fund managers, may adversely affect the performance of our Sub-Accounts. Prior to the policy's Maturity Date, you may transfer among the available Sub-Account portfolios. However, in instances of disruptive trading that we may determine, or have determined to be harmful to policy owners, we will attempt to curtail or limit the disruptive trading through the use of appropriate means available to us. If your trading activities, or those of a third party acting on your behalf, constitute disruptive trading, we will not limit your ability to initiate the trades as provided in your policy; however, we may limit your means for making a transfer or take other action we deem necessary to protect the interests of those investing in the affected Sub-Accounts.

We may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees. In the case of new share class additions, your subsequent allocations may be limited to that new share class. Short-term trading fees are a charge assessed by an underlying mutual fund when you transfer out of a Sub-Account before the end of a stated period. These fees will only apply to Sub-Accounts corresponding to underlying mutual funds that impose such a charge. The underlying mutual fund intends short-term trading fees to compensate the fund and its shareholders for the negative impact on fund performance that may result from disruptive trading practices, including frequent trading and short-term trading (market timing) strategies. The fees generally are not intended to adversely impact policy owners not engaged in such strategies. The separate account will collect the short-term trading fees at the time of the transfer by reducing the policy owner's Sub-Account value. We will remit all such fees to the underlying mutual fund.

--------------------------------------------------------------------------------

FIXED ACCOUNT TRANSFERS

Prior to the policy's Maturity Date, you may also make transfers involving the fixed account. These transfers will be in dollars, and we reserve the right to limit their timing and amount, including that you may not request a transfer involving the fixed account before the end of the first year from the Policy Date. Also, you may not make more than one transfer every 12 months.

On transfers to the fixed account, we may not permit you to transfer over 20% of the Cash Value allocated to the Sub-Account portfolios as of the close of business of the prior Valuation Period. We reserve the right to refuse any transfer to the fixed account if the fixed account's Cash Value comprises more than 30% of the policy's Cash Value.

On transfers from the fixed account, we may not permit you to transfer over 20% of the Cash Value of the fixed account as of the end of the previous policy year (subject to state restrictions).

--------------------------------------------------------------------------------


MODES TO MAKE A TRANSFER

To make a transfer, send your written request to us at our Home Office via first class U.S. mail. Upon receipt, we will process a transfer request at the end of a current Valuation Period. We may also permit you to use other modes of communication subject to limitations.

OUR CONTACT INFORMATION IS ON THE COVER PAGE OF THIS PROSPECTUS

With respect to any telephonic or electronic mode of communication, including the Internet, we monitor transfer activity for potentially disruptive trading practices. Generally, you are limited to 20 "transfer events" per calendar year. If you initiate transfer events within a lesser time interval at a pace that is equivalent to 20 within a year, you may be required to submit all subsequent transfers via U.S. mail. To calculate transfer events, at the end of each Valuation Period, we will group together all of your transfer requests for the day. We will count this grouping as a "transfer event," regardless of the number of Sub-Accounts involved. Once 20 transfer events within a year or an equivalent number within a shorter period occur, you may continue to make transfers, but only by sending your written request to us at our Home Office via first class U.S. mail. You must use this mode of communication until the end of the year. Then, we begin to count transfer events over again.

We have the right to restrict transfer requests, or take any other action we deem necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from harmful investment practices employed by some policy owners (or third parties acting on their behalf). In particular, we may restrict trading strategies designed to avoid or take advantage of our monitoring procedures and other measures aimed at curbing harmful trading practices.

Some investment advisers/representatives manage the assets of multiple Nationwide policies pursuant to trading authority granted or conveyed by multiple policy owners. We generally will require multi-policy advisers to submit all transfer requests via U.S. mail.

We will employ reasonable procedures to confirm that instructions are genuine, especially with respect to the Internet and telephone, including:

o    requiring forms of personal identification before acting upon instructions;

o    providing you with written confirmation of completed transactions; and/or

o    recording instructions.

If we follow these procedures, we will not be liable for any loss, damage, cost or expense from complying with what we reasonably believe to be genuine instructions. Rather, you will bear the risk of loss.

Any computer system or telephone, whether it is yours, your service provider's, your representative's, or ours, can experience slowdowns or outages for a variety of reasons. These slowdowns or outages may delay or prevent our ability to process your request. Although we have taken precautions to help our system handle heavy usage, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request in writing.

--------------------------------------------------------------------------------


TO EXCHANGE

You have an exchange right under the policy. At any time within the first 24 months of coverage from the Policy Date, you may surrender this policy and use the Cash Surrender Value to purchase a new policy on the Insured's life without evidence of insurability. Afterwards, you may also surrender the policy after the first 24 months and use the Cash Surrender Value to purchase a new policy on the same Insured's life, but subject to evidence of insurability that satisfies our underwriting standards.

The new policy may be one of our available flexible premium adjustable life insurance policies. It may not have a greater Death Benefit than that of this policy immediately prior to the exchange date. It will have the same Specified Amount, Policy Date, and issue age. We will base Premiums on our rates in effect for the same sex, Attained Age and premium class of the Insured on the exchange date. You may transfer Indebtedness to the new policy.

You must make your request on our official forms to the Home Office. The policy must be In Force and not in a Grace Period. You must pay a surrender charge. For more information, see "In Summary: Fee Tables," beginning on page 6. The exchange may have tax consequences. For more information, see "Exchanging The Policy For Another Life Insurance Policy," beginning on page 52. The new policy will take effect on the exchange date only if the Insured is alive. This policy will terminate when the new policy takes effect.

--------------------------------------------------------------------------------


TO TERMINATE (SURRENDER)

You have the right to terminate (surrender) the policy. Or you may surrender the policy for its Cash Surrender Value. The policy will automatically terminate when the Insured dies, the policy matures, or the Grace Period ends. For more information, see "Surrenders," beginning on page 42.


Generally, if the policy has a Cash Surrender Value in excess of the Premiums you have paid, the excess upon surrender will be included in your income for federal tax purposes. For more information, see "Surrender Of The Policy," beginning on page 51. The Cash Surrender Value will be reduced by the outstanding amount of a policy loan. For more information, see "Policy Loans," beginning on page 45.

--------------------------------------------------------------------------------

TO ASSIGN

You may assign any rights under the policy while the Insured is alive. If you do, your beneficiary's interest will be subject to the person(s) to whom you have assigned rights. Your assignment must be in writing, and it must be recorded at our Home Office before it will become effective. Your assignment will be subject to any outstanding policy loans. For more information, see "Policy Loans," beginning on page 45.
--------------------------------------------------------------------------------

PROCEEDS UPON MATURITY

If the policy is In Force on the Maturity Date, we will pay you the Proceeds.

Normally, we will pay the Proceeds within seven days after we receive your written request at our Home Office. The payment will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our policy owners; or the Proceeds are to be paid from the fixed account. The Proceeds will equal the policy's Cash Value minus any Indebtedness. After we pay the Proceeds, the policy is terminated.


We may offer to extend the Maturity Date to coincide with the Insured's death, after which we will pay the Proceeds to your beneficiary. During this time, you will still be able to request partial surrenders, and you will still have in effect the long-term care Rider (though you will not be charged for it), the termination of benefits under which will coincide with the policy's extended Maturity Date (unless you decide otherwise). The Maturity Date extension will either be for the policy value (as defined below), or for the Specified Amount (subject to the law of the state in which you lived at the time you purchased the policy). It is your choice, and, in any event, your policy will be endorsed so that:


>    no changes to the amount of the Specified Amount will be allowed;

>    no additional Premium payments will be allowed;

>    no additional periodic charges will be deducted;

>    100% of policy value will be transferred to the policy's fixed account;


> to extend for the Cash Value, your policy's Death Benefit will become the Cash Value, irrespective of your previous Death Benefit option choice; or

> to extend for the Specified Amount, the Specified Amount will be adjusted to what it was when the Insured reached Attained Age 70, but excluding any coverage provided by the Additional Protection Rider and subject to any partial surrenders, which will affect the Specified Amount of a policy with Death Benefit Option One based on the Insured's Attained Age at the time the request for a partial surrender is made. While the Insured is between the Attained Ages of 71 and 90, a partial surrender will decrease the Specified Amount proportionately. If the Insured is Attained Age 91, a partial surrender will reduce the Proceeds by an amount proportionate to the ratio of the partial surrender to the Cash Value prior to the partial surrender. Notwithstanding your choice, the Proceeds will be the greater of the policy's Specified Amount or Cash Value. The Maturity Date will not be extended, however, beyond when the policy would fail the definition of life insurance under the Code. For more information, see

     "The Payout Options," beginning on page 44and "The Death Benefit," beginning on page 40.

The Maturity Date will not be extended, however, beyond when the policy would fail the definition of life insurance under the Code. For more information, see "The Payout Options," beginning on page 44, and "The Death Benefit," beginning on page 40.

--------------------------------------------------------------------------------


REMINDERS, REPORTS AND ILLUSTRATIONS

On request, we will send you scheduled Premium payment reminders and transaction confirmations. We will also send you semi-annual and annual reports that show:

 o        the Specified Amount               o        the current Cash Value
 o        minimum monthly Premiums           o        the Cash Surrender Value
 o        Premiums paid                      o        outstanding Indebtedness
 o        all charges since the last report

We will send these reminders and reports to the address you provide on the application, or to another you may specify.

At any time, you may ask for an illustration of future benefits and values under the policy. While we do not at present, we may charge if you ask for more than one illustration per year from the Policy Date.

--------------------------------------------------------------------------------

ERRORS OR MISSTATEMENTS

If you make an error or misstatement in completing the application, then we will adjust the Death Benefit and Cash Value accordingly.


To determine the adjusted Death Benefit, we will multiply the Net Amount At Risk at the time of the Insured's death by the ratio of the monthly cost of insurance applied at the true age and sex in the policy month of death and the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death. We will then add this adjusted amount that reflects the true age and sex of the Insured to the Cash Value of the policy at the Insured's death. The Cash Value will also be adjusted to reflect the cost of insurance charges based on the Insured's correct age and sex from the Policy Date.

--------------------------------------------------------------------------------


INCONTESTABILITY

We will not contest payment of the Death Benefit based on the initial Specified Amount after the policy has been In Force during the Insured's lifetime for two years from the Policy Date. For any change in Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on such an increase after it has been In Force during the Insured's lifetime for two years from its effective date.

--------------------------------------------------------------------------------

IF WE MODIFY THE POLICY

Any modification (or waiver) of our rights or requirements under the policy must be in writing and signed by our president or corporate secretary. No agent may bind us by making any promise not contained in the policy.

We may modify the policy, our operations, or the separate account's operations to meet the requirements of any law (or regulation issued by a government agency) to which the policy, our company, or the separate account is subject. We may modify the policy to assure that it continues to qualify as a life insurance contract under the federal tax laws. We will notify you of all modifications, and we will make appropriate endorsements to the policy.

--------------------------------------------------------------------------------
                                     RIDERS
--------------------------------------------------------------------------------

Riders are available for you to purchase to design the policy to meet your specific needs. You may purchase any of them (except for both the Premium Waiver and Deduction Waiver Riders, simultaneously). None have a Cash Surrender Value. Once the policy is In Force, to add a Rider, we may require further evidence of insurability. Availability will vary by state. You will be charged for a Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office. For more information on the costs of the Riders, see "In Summary: Fee Tables," beginning on page 6, and "Charges," beginning on page 27.
-------------------------------- -----------------------------------------------

CHILDREN'S INSURANCE RIDER

You may purchase term life insurance on any of the Insured's children at any time. Before an expiration date, the policy pays a benefit to the named beneficiary upon the insured's child's death. As long as the policy is In Force, the insurance coverage for each child will continue until the earlier of: 1) the anniversary of the policy on or after the date that the child turns age 22; or
2) the anniversary of the policy on or after the date that the Insured turns age 65.


Subject to certain conditions specified in the Rider, the Rider may be converted into a policy on the life of the insured child without evidence of insurability. You will be charged for this Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on the Cash Value. Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.

--------------------------------------------------------------------------------


LONG-TERM CARE RIDER

This Rider is available to purchase at any time only within six months from the Policy Date. The Insured is paid a monthly benefit upon meeting the eligibility requirements, including having been confined to a care facility (other than a hospital, or provided personal assistance at home while under a physician's care for 90 days). The benefit may not cover all your prospective long-term care costs. The benefit may not cover your retrospective long-term care costs. The benefits paid under the Rider are intended to be "qualified long-term care insurance" under federal tax law, and, generally, the benefits may not be taxable to the payee. See your tax adviser about the use of this Rider in your situation. You will be charged for this Rider: so long as the policy remains In Force through maturity; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Also, the benefits paid under this Rider will reduce the Cash Surrender Value if you were to surrender the policy while the Insured is alive. More importantly, though, the benefits paid under this Rider will impact your policy's Death Benefit. The Proceeds payable upon the Insured's death will be adjusted to account for the benefits paid under this Rider. There is a free look period for this Rider. Within 30 days of receipt, you may return this Rider to the sales representative who sold it to you, or to us at our Home Office, and we will void this Rider and refund the related charges.

--------------------------------------------------------------------------------


SPOUSAL LIFE INSURANCE RIDER

You may purchase this Rider at any time. The benefit is a death benefit payable to the beneficiary you designate upon the Insured's spouse's death; otherwise, the benefit is payable to the Insured. You may designate a different beneficiary than the primary beneficiary designated under the policy. The benefit continues until the anniversary of the Rider on or next following the year in which the Insured's spouse turns age 70 or the policy matures, whichever is earlier. You will be charged for this Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Otherwise, the benefit of this Rider and the Death Benefit are independent of one another. This Rider has a conversion right. The Insured's spouse may exchange this Rider's benefit for a level premium, level benefit plan or whole life or endowment insurance, subject to limitations.

--------------------------------------------------------------------------------

ACCIDENTAL DEATH BENEFIT RIDER

You may purchase this Rider at any time. The Rider pays a benefit, in addition to the Death Benefit, to the named beneficiary upon the Insured's accidental death. The benefit continues until the Insured reaches Attained Age 70. You will be charged for this Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit or you decide you no longer need the benefit and let us know in writing at our Home Office. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.




PREMIUM WAIVER RIDER

You may purchase this Rider at any time. The benefit is a monthly credit to the policy upon the Insured's total disability for six consecutive months. The amount is the lesser of:

o    the Premium you specified, or

o the average actual Premiums you paid over the thirty-six months before the total disability.

However, the monthly credit may not be enough to allow you to rely on this Rider alone. While the benefit is payable, you may also need to pay additional Premium to keep your policy from Lapsing. Notwithstanding, purchasing this Rider could help to preserve the Death Benefit.

The benefit continues until the Insured turns age 65, or for an Insured who is age 63 or older, for two years after the total disability. You will be charged for this Rider so long as the policy remains In Force and the Rider's term has not expired unless we are paying a benefit under the Rider or you decide you no longer need the benefit and let us know in writing at our Home Office.

Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. The benefit payable under this Rider appears to be the same as the benefit payable under the Deduction (of fees and expenses) Waiver Rider during the first three years from the Policy Date. However, there are two distinctions. If the benefit under the Deduction (of fees and expenses) Waiver Rider becomes payable during the first three years from the Policy Date, the monthly credit will be sufficient to keep the policy from Lapsing. Thereafter, or if the benefit becomes payable after three years from the Policy Date, the benefit will be the waiver of your policy's charges on a monthly basis.

--------------------------------------------------------------------------------

CHANGE OF INSURED RIDER

You may elect this Rider for no charge at any time. You may change the Insured for a new Insured, subject to insurability and other conditions. The costs and benefits under the policy after the change will be based on, and could change with, the underwriting classification and characteristics of the new Insured, but this Rider's benefit will have no impact on the policy's Death Benefit.

--------------------------------------------------------------------------------

ADDITIONAL (insurance) PROTECTION RIDER


This Rider is available when the policy is In Force. The benefit is term life insurance on the Insured, in addition to the Death Benefit, payable to the beneficiary upon the Insured's death.

The benefit amount varies monthly and is based on the Death Benefit option you have chosen. You may renew coverage annually until the Insured reaches Attained Age 100, when this Rider's term expires. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable under when the Death Benefit depends on Cash Value.

--------------------------------------------------------------------------------


DEDUCTION (of fees and expenses) WAIVER RIDER

You may purchase this Rider at any time so long as the policy is In Force and it is before the Policy Date on or following when the Insured reaches age 65. If an Insured becomes disabled, as defined in this Rider, for six consecutive months within the first three years from the Policy Date, the benefit is a credit to your policy in an amount necessary to keep the policy In Force. The benefit for subsequent years, however, is a waiver of your policy's monthly charges (excluding the cost of this Rider). So, say you become totally disabled for six consecutive months two years and eight months from the Policy Date. For the first four months, the benefit would be a credit equal to the amount necessary to keep the policy In Force. After that, the Rider's benefit is a waiver of your policy's monthly charges (excluding the cost of this Rider).

AFTER THE FIRST THREE YEARS FROM THE POLICY DATE, THIS RIDER'S BENEFIT MAY NOT BE ENOUGH TO KEEP YOUR POLICY FROM LAPSING WITHOUT NEEDING TO PAY ADDITIONAL PREMIUM. THEREAFTER, WITH THIS RIDER, IT WILL COST YOU LESS, ON A MONTHLY BASIS, TO KEEP THE POLICY IN FORCE.

For how long the benefit lasts depends on the Insured's age when total disability begins. Before age 60, the benefit continues for as long as the Insured is totally disabled (even if that disability extends past when the Insured reaches age 65). Between ages 60 and 63, the benefit continues until the Insured turns age 65. From age 63, the benefit lasts only for two years.

Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. For the first three years from the Policy Date, the benefit payable under this Rider appears to be the same as the benefit payable under the Premium Waiver Rider; however, the monthly credit will be sufficient to keep the policy from Lapsing. Thereafter, or if the benefit becomes payable after the three years from the Policy Date, it will cost you less, on a monthly basis, to keep the policy In Force. Meanwhile, the benefit payable under the Premium Waiver Rider will remain a monthly credit of Premium.

--------------------------------------------------------------------------------
                                     PREMIUM
--------------------------------------------------------------------------------

This policy does not require a scheduled payment of Premium to keep it In Force. The policy will remain in effect as long as the conditions that cause the policy to Lapse do not exist. Upon request, we will furnish Premium receipts.
--------------------------------------------------------------------------------

INITIAL PREMIUM

The amount of your initial Premium will depend on the initial Specified Amount of insurance, the Death Benefit option, and any Riders you select. Generally, the higher the required initial Specified Amount, the higher the initial Premium will be. Similarly, because Death Benefit Options Two and Three provide for a potentially greater Death Benefit than Death Benefit Option One, Death Benefit Options Two and Three may require a higher amount of initial Premium. Also, the age, health, and activities of the Insured will affect our determination of the risk of issuing the policy. In general, the greater this risk, the higher the initial Premium will be.

Whether we will issue full insurance coverage depends on the Insured meeting all underwriting requirements, you paying the initial Premium, and our delivery of the policy while the Insured is alive. We will not delay delivery of the policy to increase the likelihood that the Insured is not still living. Depending on the outcome of our underwriting process, more or less Premium may be necessary for us to issue the policy. We also retain the right to not issue the policy, after which, if we exercise this right, we will return your payment within two business days thereafter.

You may pay the initial Premium to our Home Office or to our authorized representative. The initial Premium payment must be at least $50.

--------------------------------------------------------------------------------

SUBSEQUENT PREMIUMS

You may make additional Premium payments at any time while the policy is In Force, subject to the following:

> We may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount At Risk;

> We will refund Premium payments that exceed the applicable premium limit established by the IRS to qualify the policy as a contract for life insurance. As discussed in the "Taxes" section of this prospectus, additional Premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. We will monitor Premiums paid and other policy transactions and will notify you when the policy's non-modified endowment contract status is in jeopardy; and

> We may require that policy Indebtedness be repaid prior to accepting any additional Premium payments. Some, but not all, of the situations when we might exercise this right include when interest rates are low, when your policy loans exceed 90% of value of the Sub-Account portfolio allocations, or when a Premium payment may alter the character of the policy for tax purposes. For more information, see "Lapse," beginning on page 46. We will let you know ahead of time.

We will send scheduled premium payment reminder notices to you according to the premium payment method shown on the Policy Data Page. If you decide to make a subsequent Premium payment, you must send it to our Home Office. Each Premium payment must be at least $50.

--------------------------------------------------------------------------------
                                     CHARGES
--------------------------------------------------------------------------------

PLEASE READ AND CONSIDER THE FOLLOWING, WHICH WE INTEND TO BE AN AMPLIFICATION (BUT IT MAY ALSO BE DUPLICATIVE), IN CONJUNCTION WITH THE FEE TABLES, AND THE ACCOMPANYING FOOTNOTES, APPEARING EARLIER IN THE PROSPECTUS. SEE "IN SUMMARY:
FEE TABLES," BEGINNING ON PAGE 6. ALSO, SEE THE POLICY, INCLUDING THE POLICY DATA PAGE, AND THE RIDERS, FOR MORE INFORMATION.


We will make deductions under the policy to compensate us for: the services and benefits we provide; the costs and expenses we incur; and the risks we assume. Every time you make a Premium payment, we will charge against that Premium payment a Premium Load, which is composed of the sales load and premium taxes. If we begin to charge for illustrations, you will be expected to pay the charge in cash at the time of your request. We will not deduct this charge from your policy's Cash Value. However, we will deduct all other charges from the policy's Cash Value (rather than a Premium payment), except for mortality and expense risk and loan amount interest, in proportion to the balances of your Sub-Account portfolio, and the fixed account, allocations. We will only deduct the mortality and expense risk charge from the Cash Value of the Sub-Account portfolios. We will transfer the loan interest charge from your investment options to the loan account. We take the monthly periodic charges in advance and we will not pro rate any monthly Rider charge should the Rider terminate before the beginning of the next month.

There are also charges associated with the Sub-Account portfolios. While you will not pay them directly, they will affect the value of the assets in the Sub-Account portfolios. On a daily basis, the manager of each mutual fund that comprises the policy's available variable investment options deducts operating charges from that mutual fund's assets before calculating the NAV. (We use NAV to calculate the value of your corresponding Sub-Account portfolio allocation in Accumulation Units.) More detail about these charges is contained in the prospectus for the mutual fund.


--------------------------------------------------------------------------------

SALES LOAD

The sales load portion of the Premium Load charge is $5 per $1,000 of Premium and covers our sales expenses.

--------------------------------------------------------------------------------

PREMIUM TAXES

The premium taxes portion of the Premium Load charge is $35 per $1,000 of Premium and reimburses us for state and local premium taxes (at the estimated rate of 2.25%), and for federal premium taxes (at the estimated rate of 1.25%). This amount is an estimated amount. If the actual tax liability is more or less, we will not adjust the charge, so we may profit from it.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SURRENDER CHARGES

A surrender charge will apply if you surrender or lapse the policy, or if you request to decrease the Specified Amount. There are two components of the surrender charge meant to cover our policy underwriting (the underwriting component) and sales expenses (the sales component), including for: processing the application; conducting any medical exams; determining insurability (and the Insured's underwriting class); and establishing policy records. The surrender charge equals the underwriting component and 26.5% of the sales component. We will deduct the surrender charge based on the following schedule:

-------------------------- -------------------------
         During             Percentage Of Initial
       Policy Year             Surrender Charge
-------------------------- -------------------------
            1                        100%
-------------------------- -------------------------
            2                        100%
-------------------------- -------------------------
            3                        90%
-------------------------- -------------------------
            4                        80%
-------------------------- -------------------------
            5                        70%
-------------------------- -------------------------
            6                        60%
-------------------------- -------------------------
            7                        50%
-------------------------- -------------------------
            8                        40%
-------------------------- -------------------------
            9                        30%
-------------------------- -------------------------
         After 9                      0
-------------------------- -------------------------


The underwriting component is the product of the Specified Amount, divided by 1,000, and the administrative target premium. The administrative target premium is actuarially derived, and we use it to figure out how much to charge per Premium payment for underwriting expenses. The administrative target premium varies by the Insured's age when the policy was issued.

The sales expense component is the lesser of the following two amounts. The first amount is the product of the Specified Amount, divided by 1,000, and the surrender target premium. The surrender target premium is actuarially derived, and we use it to figure out how much to charge per Premium payment for sales expenses. The surrender target premium varies by the Insured's sex; age (when the policy was issued); and the underwriting class. The second amount is the sum of all Premium payments you made during the first year from the Policy Date.


We will calculate a separate surrender charge based on the initial Specified Amount and each increase in the Specified Amount, which are, respectively, Specified Amount segments. The surrender charge for each segment, when added together, will amount to your total surrender charge. A surrender charge will also apply when the aggregate surrenders exceed 25% of a segment's Specified Amount. We defer and accrue the charge on partial surrenders that do not exceed 25% of the segment's Specified Amount. Once partial surrenders exceed 25%, we assess the current and accrued charge against your Cash Value. In determining the 25% level, we use a last in-first out method, so that the latest segment reaches the 25% level first. We reserve the right to change this practice and assess the surrender charge against all partial surrenders. We will calculate the surrender charge for a decrease in the Specified Amount as if you surrendered the policy, though we will only deduct a portion of it from your policy's Cash Value. The amount of surrender charge we deduct will be a product of the surrender charge and the decrease in Specified Amount divided by the Specified Amount before the decrease.

All things being equal, the surrender charge will be greater for a policy with: an older Insured; a male insured; a higher Specified Amount; more first year Premium; or a higher risk Insured. If you change the Death Benefit option, and it does not change our Net Amount At Risk, we will not deduct a surrender charge. If you change the Death Benefit option, and the change does not result in a different Net Amount At Risk, we will not deduct a surrender charge.

--------------------------------------------------------------------------------

PARTIAL SURRENDER FEE


You may request a partial surrender after the first year from the Policy Date while the policy is In Force, and we may charge a $25 partial surrender fee, of the lesser of $25 or 2% of the dollar amount of the partial surrender, to compensate us for the administrative costs in calculating and generating the surrender amount. However, currently, there is no charge for a partial surrender.

--------------------------------------------------------------------------------

COST OF INSURANCE

The cost of insurance charge compensates us for underwriting insurance protection. The cost of insurance charge is the product of the Net Amount At Risk and the cost of insurance rate.


We base the cost of insurance rates on our expectations as to future mortality and expense experience. The cost of insurance rate will vary by: the Insured's sex; age; underwriting class; any substandard ratings; for how long the policy has been In Force and the Specified Amount. There will be a separate cost of insurance rate for the initial Specified Amount and any increases. The cost of insurance rates will never be greater than those shown on the Policy Data Page.


We will uniformly apply a change in any cost of insurance rate for Insureds, of the same age, sex, underwriting class and any substandard ratings, on whom policies with the same Specified Amount have been In Force for the same length of time. The change could increase your cost of insurance charge, which, accordingly, would decrease your policy's Cash Value, and the converse is true, too. In contrast, you could cause your cost of insurance charge to decrease with a request to reduce the Specified Amount that also reduces the Net Amount At Risk.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK

Though the maximum guaranteed mortality and expense risk charge is higher, currently, we deduct this charge monthly according to the following schedule. During the first through fifteenth years from the Policy Date, the charge is $0.50 per $1,000 on the first $25,000 of Cash Value in the variable investment options, and $0.25 per $1,000 on $25,001 up to $250,000 of Cash Value in the variable investment options. This charge is $0.08 per $1,000 of Cash Value in the variable investment options over $250,000. This charge compensates us for assuming risks associated with mortality and expense costs, and we may profit from it. The mortality risk is that the Insured does not live as long as expected. The expense risk is that the costs of issuing and administering the policy are more than expected.

--------------------------------------------------------------------------------


ADMINISTRATIVE

Currently, we deduct $10 per month through the first year from the Policy Date, which is also the maximum guaranteed administrative charge. Thereafter, we currently deduct $5 per month, and the maximum guaranteed administrative charge is $7.50 per month. This charge reimburses us for the costs of maintaining the policy, including for accounting and record-keeping.

--------------------------------------------------------------------------------


POLICY LOAN INTEREST

We will charge interest on the amount of an outstanding policy loan, at the rate of 3.9% per annum, which will have accrued daily and become due and payable at the end of the year from the Policy Date. If left unpaid, we will add it to the loan amount. As collateral or security for repayment, we will transfer an equal amount of Cash Value to the loan account, on which interest will accrue and be credited daily. During years one through ten from the Policy Date, current interest crediting rate is 3.0% (guaranteed minimum of 3.0%). Thereafter, the current interest crediting rate is 3.9% per annum for all loans (guaranteed minimum of 3.65%). Accordingly, your net cost for an ordinary loan during years one through ten from the Policy Date is 0.9% per annum currently. Thereafter, there is no cost (a net cost of zero) for a loan currently. For more information, see "Collateral and Interest," beginning on page 30.

--------------------------------------------------------------------------------

ADJUSTED SALES LOAD LIFE INSURANCE RIDER


The charge for this Rider replaces the Premium Load to cover our sales expenses and premium taxes. Especially since this premium taxes portion is an estimated amount not subject to adjustment for the actual tax liability, we may profit from it. The charge is the product of: your aggregate monthly Premiums since the Policy Date; the portion of Premium Load you choose to replace (expressed as a whole percentage of Premium paid); and the factor of 0.0001345.


The Rider's charge may vary. Each Premium Payment you make will cause the Rider's charge to increase. The length of time of the charge will also vary (up to fifteen years). The length of time will be nine years and the lesser of:

o the number of years (from one to seven) you choose to have the Rider apply to your Premium payments; and

o    the number of years during which you actually made Premium payments.

For example, if you had chosen to have this Rider apply to your Premium payments for five years, but you only made Premium payments for three years while the Rider was in effect. We would adjust the number of years over which we would deduct this charge from fourteen to twelve years.

If the policy terminates within the first ten years from the Policy Date, we will recover a portion of the Premium Load replaced by the Rider, based on the following schedule:

-------------------- ---------------------
 Years Policy Has         Percentage
   Been In Force
-------------------- ---------------------
         1                   100
-------------------- ---------------------
         2                    90
-------------------- ---------------------
         3                    80
-------------------- ---------------------
         4                    70
-------------------- ---------------------
         5                    60
-------------------- ---------------------
         6                    50
-------------------- ---------------------
         7                    40
-------------------- ---------------------
         8                    30
-------------------- ---------------------
         9                    20
-------------------- ---------------------
        10                    10
-------------------- ---------------------
        11+                   0
-------------------- ---------------------

This deduction is equal to the amount of the product of Premium Load replaced by the Rider and the percentage from the table above that corresponds to the number of years the policy has been In Force. For example, say you terminate your policy during the fifth year from the Policy Date, on which you had chosen to replace the entire Premium Load for seven years. Assume that you paid $10,000 of Premium Load during this time. The Premium Load the Rider has replaced is $400, and 60% of this amount is $240, which we will deduct from your Cash Surrender Value. This deduction allows us to cover a portion of our sales expenses and premium taxes for which the Rider's charge would have compensated us had the policy remained In Force.

--------------------------------------------------------------------------------

CHILDREN'S INSURANCE RIDER

The charge for this Rider is $0.43 per $1,000 of Specified Amount of the Rider. This charge compensates us for providing term insurance on the life of each child of the Insured. We will charge for the Rider so long as the policy is In Force and the Rider is in effect. The cost will remain the same, even if you request to change the number of children covered under the Rider. However, we may decline your request to add another child based on our underwriting standards.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LONG-TERM CARE RIDER

This charge for this Rider compensates us for providing long-term care coverage once the Insured meets the eligibility requirements. The charge is the product of the Net Amount At Risk of the Rider and a long-term care cost of insurance rate. Because this Rider has no Cash Value, we define its Net Amount At Risk as the lesser of the Specified Amount of the Rider and the Net Amount At Risk of the policy. We base the long-term care cost of insurance rate on our expectations as to your need for long-term care over time. The long-term care cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.


--------------------------------------------------------------------------------


SPOUSE LIFE INSURANCE RIDER

This charge for this Rider compensates us for providing term insurance on the life of the Insured's spouse. The charge is the product of the Specified Amount of this Rider and the spousal life insurance cost of insurance rate. We base the spousal life insurance cost of insurance rate on our expectations as to the mortality of the Insured's spouse. The spousal life insurance cost of insurance rate will vary by: the spouse's sex; Attained Age; underwriting class; any substandard ratings; and Specified Amount of the Rider.

--------------------------------------------------------------------------------

ACCIDENTAL DEATH BENEFIT RIDER

This charge for this Rider compensates us for providing coverage in the event of the Insured's accidental death, meaning the Insured's death as a result of bodily injury caused by external, violent and accidental means from a cause other than a risk not assumed. The charge is the product of the Specified Amount of this Rider and the accidental death benefit cost of insurance rate. We base the accidental death benefit cost of insurance rate on our expectations as to the likelihood of the Insured's accidental death. The accidental death benefit cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.

--------------------------------------------------------------------------------


PREMIUM WAIVER RIDER

This charge for this Rider compensates us for crediting your policy the amount of scheduled due and payable Premium payments upon the Insured's total disability for six consecutive months. The benefit will amount to the lesser of the Premium you specified and the average actual Premiums you paid over the last 36 months before the total disability. The charge is the product of the benefit of this Rider and the premium waiver cost rate. We base the premium waiver cost rate on our expectations as to likelihood of the Insured's total disability for six consecutive months. The premium waiver cost rate will vary by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings. IF YOU CHOOSE THIS RIDER, YOU MAY NOT ALSO CHOOSE THE DEDUCTION WAIVER RIDER.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL (INSURANCE) PROTECTION RIDER

This charge for this Rider compensates us for providing term life insurance on the Insured. The charge is the product of the Specified Amount of this Rider and the additional protection cost of insurance rate. We base the additional protection cost of insurance rate on our expectation as to the Insured's mortality. The additional protection cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; any substandard ratings; and the Specified Amount of the Rider.




DEDUCTION (OF FEES AND EXPENSES) WAIVER RIDER

This charge for this Rider compensates us for waiving monthly charges (excluding this Rider's charge) upon the Insured's total disability, as defined in this Rider, for six consecutive months. (However, during the first three years from the Policy Date, we will instead credit your policy with the minimum monthly Premium payment due during the Insured's total disability.) The charge is the product of the amount of periodic charges deducted from the policy on a monthly basis (excluding the cost for this Rider) and the deduction waiver cost rate. We base the deduction waiver cost rate on our expectations as to the likelihood of the Insured's total disability for six consecutive months. The deduction waiver cost rate varies by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings. IF YOU CHOOSE THIS RIDER, YOU MAY NOT ALSO CHOOSE THE PREMIUM WAIVER RIDER.

--------------------------------------------------------------------------------

REDUCTION OF CHARGES

In addition to sales to individuals, the policy may be purchased by corporations and other entities. We may reduce or eliminate certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges) where the size or nature of the group allows us to realize savings with respect to sales, underwriting, administrative or other costs.

We determine the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different insureds; the total premium we expect to receive; total Cash Value of commonly owned policies; the nature of the relationship among individual insureds; the purpose for which the policies are being purchased; the length of time we expect the individual policies to be In Force; and any other circumstances which are rationally related to the expected reduction in expenses.

We may change both the extent and the nature of the reductions. We make the reductions in charges in a way not unfairly discriminatory to policy owners and reflects the differences in costs of services we provide.

Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The policies are based upon actuarial tables which distinguish between men and women unless the purchaser is an entity and requests that we use sex non-distinct tables. Thus the policies generally provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

A NOTE ON CHARGES

We make many assumptions and account for many economic and financial factors in establishing fees and charges. As we noted at the beginning of this "Charges" section, the deductions we make under the policy are designed to compensate us for the services and benefits we provide, the distribution and operational expenses we incur, and the risks we assume. Our initial expenses in distributing and establishing the contract exceed the deductions we make during the early stages of policy ownership. Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long term financial product. Accordingly, we have designed the policy with features and underlying investment options that we believe support and encourage long-term ownership. The "In
Summary: Fee Tables" section, beginning on page 6 sets out the costs you incur when you purchase this policy. The following two sections describe how we use some of those charges to distribute the policy and how some of the underlying investment options pay us for services we provide to them. Neither of these transactions alters the charges you pay for the policy. Rather, these two sections provide you with information about how we set those charges. You should consider how these transactions may affect any advice you may receive with respect to the policy.

Distribution, Promotional and Sales Expenses

Commissions to broker/dealer firms are among the promotional and sales expenses we incur when distributing the policy. We may pay a maximum gross commissions of up to 75% of first year premiums and 3% for renewal premiums after the first year. In lieu of these premium based commissions, we may pay an equivalent amount that we calculate as a percentage of assets. Asset-based commissions may be up to 0.25% of the non-loaned Cash Value per year. Combinations of payment forms that generally equate to this maximum commission amount may also be utilized. The actual level of commissions we pay depends on factors such as the level of premium we receive from the respective broker/dealer firms and the scope of the services they provide. Individual registered representatives typically receive a portion of the commissions we pay, depending on their arrangement with their broker/dealer firm.

In addition to commissions, we may also furnish marketing and expense allowances to certain firms based on our assessment of that firm's capabilities and demonstrated willingness to promote and market our products. The firms determine how these allowances are spent. If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Revenue from Underlying Mutual Funds

The underlying mutual funds incur expense each time they sell, administer, or redeem their shares. Since the Variable Account purchases fund shares on behalf of all policy holders, it serves as a single shareholder of the fund. By processing aggregated policy owner transactions, we relieve the fund of the expenses of processing individual policy owner transactions. We also pay the costs of selling the policy as outlined in the preceding section. Sales of the policy benefits the funds by allowing policy owners to purchase interests in the Sub-Accounts, which then results in the Variable Account's purchase of fund shares. We perform all of the accounting and recordkeeping for the Sub-Accounts, and pay any processing cost associated with the redemption of interests in the Sub-Accounts. The funds understand and acknowledge that, in performing these functions and incurring these costs, we provide substantial value to the funds. Accordingly, the underlying mutual funds pay us (or our affiliates) a fee for some of the distribution and operational services we provide and the related costs we incur. The underlying mutual funds understand and acknowledge the value of these services we provide. Accordingly, the underlying mutual funds pay us (or our affiliates) a fee for some of the distribution and operational services that we provide (and related costs incurred). These payments may be made pursuant to an underlying mutual fund's 12b-1 plan, in which case they are deducted from underlying mutual fund assets. Alternatively, such payments may be made pursuant to service/administration agreements between the underlying mutual fund's adviser (or its affiliates) and us (or our affiliates), in which case payments are typically made from assets outside of the underlying mutual fund assets. In some cases, however, payments received may derive from sub-transfer agent fees or fees taken pursuant to administrative service plans adopted by the underlying mutual fund. In setting the charges for this policy, we considered the amount of these payments expected to be received from the underlying mutual funds. Without these payments, our charges would be expected to be higher. We include only funds in the Variable Account that make these payments for the services we provide.

--------------------------------------------------------------------------------
                TO ALLOCATE NET PREMIUM AND SUB-ACCOUNT VALUATION
--------------------------------------------------------------------------------


When you apply for the policy, you choose how your Net Premium will be allocated among the available Sub-Accounts once the free look period expires. When this actually happens depends on the right to examine law of the state in which you live. Or you may choose to allocate all or a portion of your Net Premium to the fixed investment option, and we will allocate it when we receive it.

Based on the right to examine law, some states require that we refund the initial Premium if you exercise your right to cancel the policy. Others require that we return the Cash Value. If yours is a state that requires us to refund the initial Premium, we will hold the initial Net Premium in the W&R Target Funds, Inc. - Money Market Portfolio. Once your examination right ends, we will transfer the Cash Value to your Sub-Account allocations in effect at the time of the transfer. If yours is a state that requires us to refund the Cash Value, we will allocate the Net Premiums to the Sub-Account choices in effect when we receive the Premium payment.

--------------------------------------------------------------------------------


VARIABLE INVESTMENT OPTIONS

The variable investment options constitute the limitedly available mutual funds, and we have divided the separate account into an equal number of Sub-Account portfolios to account for your allocations. Each Sub-Account portfolio invests in a mutual fund that is registered with the SEC. (This registration does not involve the SEC's supervision of the management or investment practices or policies of these mutual funds.) The "Available Sub-Accounts" section identifies the available mutual funds, by name, investment type and adviser. Your choices and any changes will appear on the policy.


Each Sub-Account portfolio's assets are held separately from the assets of the other Sub-Account portfolios, and each Sub-Account portfolio has investment objectives and policies that are different from those of the other Sub-Account portfolios. Thus, each Sub-Account portfolio operates as a separate investment fund, and the income or losses of one Sub-Account portfolio generally have no effect on the Investment Experience of any other Sub-Account portfolio.

--------------------------------------------------------------------------------

THE FIXED INVESTMENT OPTION

The Net Premium you allocate to the fixed investment option is held in the fixed account, which is part of our general account. The general account contains all of our assets other than those in the separate accounts and funds the fixed investment option. These assets are subject to our general liabilities from business operations. The general account is used to support our insurance and annuity obligations. Any amounts in excess of the separate account liabilities are deposited into our general account. We bear the full investment risk for all amounts allocated to the fixed account.

We guarantee that the amounts you allocate to the fixed investment option will be credited interest daily at a net effective annual interest rate of no less than the stated interest crediting rate on the Policy Data Page. We will credit any interest in excess of the guaranteed interest crediting rate at our sole discretion. You assume the risk that the actual rate may not exceed the guaranteed interest crediting rate.

The amounts you allocate to the fixed investment option will not share in the investment performance of our general account. Rather, the investment income you earn on your allocations will be based on varying rates we set.

The general account is not subject to the same laws as the separate account, and the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, information about the fixed account is subject to federal securities laws relating to the accuracy and completeness of statements made by prospectus disclosure.


Interest rates are set at the beginning of each calendar quarter. You may receive a different interest rate depending on the rates in effect when you purchase the policy. The rate may also vary for Net Premium versus a transfer of Units from a Sub-Account portfolio. In honoring your request to transfer an amount out of the fixed account, we will do so on a last-in, first out basis
(LIFO). Interest we credit to the fixed investment option may not increase the Cash Surrender Value enough to cover the policy's charges. If not, the policy may Lapse. For more information, see "Lapse," beginning on page 46.

--------------------------------------------------------------------------------

ALLOCATION OF NET PREMIUM AND CASH VALUE

We allocate your Net Premium payments to Sub-Accounts or the fixed account per your instructions. You must specify your Net Premium payments in whole percentages. The sum of allocations must equal 100%.

--------------------------------------------------------------------------------


WHEN ACCUMULATION UNITS ARE VALUED

We will price Accumulation Units on any day the New York Stock Exchange (NYSE) is open for business, unless we are closed.

We will not price Accumulation Units on these recognized holidays.

 o New Year's Day                            o Labor Day
 o Martin Luther King, Jr. Day               o Thanksgiving
 o Presidents' Day                           o Christmas
 o Good Friday                               o Memorial Day
 o Independence Day

In addition, we will not price Accumulation Units if:


>    trading on the New York Stock Exchange is restricted;

> an emergency exists making disposal or valuation of securities held in the separate account impracticable; or

> the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described above exist. Any transaction you try to effect when we are closed will not happen until the next day the NYSE and we are both open for business.


We will process transactions we receive after the close of the NYSE on the next Valuation Period that we are open.

--------------------------------------------------------------------------------


HOW INVESTMENT EXPERIENCE IS DETERMINED

Though the number of Accumulation Units will not change as a result of Investment Experience, changes in the net investment factor may cause the value of an Accumulation Unit to increase or decrease from Valuation Period to Valuation Period. Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.

We determine the change in Sub-Account values at the end of a Valuation Period. The Accumulation Unit value for a Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.


We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

(a)  is the sum of:

     > the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and

     > the per share amount of any dividend or income distributions made by the mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus

     > a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations.

(b) is the NAV per share of the mutual fund determined as of the end of the immediately preceding Valuation Period.

--------------------------------------------------------------------------------


CASH VALUE

The policy has a Cash Value. There is no guaranteed Cash Value. Rather, it will be based on the values, and vary with the Investment Experience of the Sub-Account portfolios to which you have allocated Net Premium, as well as the values of, and any daily crediting of interest to, the policy loan (if you have taken a policy loan) and fixed accounts. It will also vary because we deduct the policy's periodic charges from the Cash Value. So, if the policy's Cash Value is part of the Death Benefit option you have chosen, then your Death Benefit will fluctuate.

We will determine the value of the assets in the separate account at the end of each Valuation Period. We will determine the Cash Value at least monthly. To determine the number of Accumulation Units credited to each Sub-Account, we divide the net amount you allocate to the Sub-Account by the Accumulation Unit value for the Sub-Account (using the next Valuation Period following when we receive the Premium).

If you surrender part or all of the policy, we will deduct a number of Accumulation Units from the separate account and an amount from the fixed account that corresponds to the surrendered amount. Thus, your policy's Cash Value will be reduced by the surrendered amount. Similarly, when we assess charges or deductions, a number of Accumulation Units from the separate account and an amount from the fixed account that corresponds with the charge or deduction will be deducted from the policy's Cash Value. We make these deductions in the same proportion that your interests in the separate account and the fixed account bear to the policy's total Cash Value.

The Cash Value in the policy loan and fixed accounts will be credited interest daily at the guaranteed minimum annual effective rate stated on the Policy Data Page. For there to be Cash Value in the policy loan account, you must have taken a policy loan. We may decide to credit interest in excess of the guaranteed minimum annual effective rate. For the fixed account, we will guarantee the current rate in effect through the end of the calendar quarter. Upon request, we will inform you of the current applicable rates for each account. For more information, see "The Fixed Investment Option," beginning on page 35 and "Policy Loan Interest," beginning on page 30.


On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.

--------------------------------------------------------------------------------

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations, which will promote a more stable Cash Value and Death Benefit over time. The strategy spreads the allocation of your Premium among the Sub-Account portfolios and the fixed investment option over a period of time to allow you to potentially reduce the risk of investing most of your Premium into the Sub-Accounts at a time when prices are high. There is no charge for dollar cost averaging, but it does count as a transfer event. For more information, see "Sub-Account Portfolio Transfers," beginning on page 17.

On a monthly basis (or another frequency we may permit), a specified dollar amount of your Premium is systematically and automatically transferred from the fixed account to a Sub-Account portfolio. You may also have Premium transferred from the W& R Target Funds, Inc. - Money Market Portfolio.

We will continue to process transfers until there is no more value left in the fixed account or the originating mutual fund(s). You may also instruct us in writing to stop the transfers. If you have Premium transferred from the fixed account, the amount must be no more than 1/30th of the fixed account value at the time you elect to participate in the program. Either you elect to participate in the dollar cost averaging program upon application or by submitting an election form before the beginning of the month.


A dollar cost averaging program may not be available in all states. We do not assure the success of these strategies; success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when it is high. We may modify, suspend or discontinue these programs at any time. We will notify you in writing 30 days before we do so.

--------------------------------------------------------------------------------


ASSET REBALANCING

You may elect to set up asset rebalancing. To do so, you must complete the Asset Rebalancing Program Form and submit it to our Home Office. (You will use the same form to change your investment allocation choices, or terminate asset rebalancing, too.) Thereafter, automatically, on a periodic basis, the Cash Value of your chosen Sub-Account portfolios (up to 20), having fluctuated with Investment Experience, will be rebalanced in proportion to your investment allocation choices. There is no charge for asset rebalancing, but it does count as a transfer event. For more information, see "Sub-Account Portfolio Transfers," beginning on page 17. You can schedule asset rebalancing to occur every three, six, or twelve months on days when we price Accumulation Units. For more information, see "When Accumulation Units Are Valued," beginning on page 37.

Unless you elect otherwise, asset rebalancing will not affect the allocation of Net Premiums you pay after beginning the program. We reserve the right to modify, suspend or discontinue asset rebalancing at any time.

--------------------------------------------------------------------------------
                                THE DEATH BENEFIT
--------------------------------------------------------------------------------

CALCULATION OF THE DEATH BENEFIT PROCEEDS

We will calculate the Death Benefit and pay it to the beneficiary when we receive at our Home Office proof that the Insured has died, as well as other customary information. We will not dispute the payment of the Death Benefit after the policy has been In Force for two years from the Policy Date. The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if the Insured dies by suicide.

While the policy is In Force, the Death Benefit will never be less than the Specified Amount. The Death Benefit will depend on which option you have chosen and the tax test you have elected, as discussed in greater detail below. Also, the Death Benefit may vary with the Cash Value of the policy, which will depend on investment performance and take into account any insurance provided by Riders, as well as outstanding Indebtedness and any due and unpaid monthly deductions that accrued during a Grace Period.

--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

There are three Death Benefit options under the policy. You may choose one.

If you do not choose one of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option One.

OPTION ONE

The Death Benefit will be the greater of the Specified Amount or minimum required Death Benefit.

OPTION TWO

The Death Benefit will be the greater of the Specified Amount PLUS the Cash Value as of the date of death, or the minimum required Death Benefit.

OPTION THREE


The Death Benefit will be the greater of the Specified Amount PLUS the accumulated premium account (which consists of all Premium payments minus all partial surrenders to the date of death) or the minimum required Death Benefit. The amount of the accumulated premium account will be based on the Option Three Interest Rate stated on the Policy Data Page, which will be no less than zero or more than the Option Three Maximum Increase also stated on the Policy Data Page.

For any Death Benefit option, the calculation of the minimum required Death Benefit is shown on the Policy Data Page. Not all Death Benefit options are available in all states.

--------------------------------------------------------------------------------

THE MINIMUM REQUIRED DEATH BENEFIT


The policy has a minimum required Death Benefit. The minimum required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.


The tax tests for life insurance generally require that the policy has a significant element of life insurance and not be primarily an investment vehicle. At the time we issue the policy, you irrevocably elect one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:

>    the cash value accumulation test; or

>    the guideline premium/cash value corridor test.

The cash value accumulation test determines the minimum required Death Benefit by multiplying the account value by a percentage determined by methodology set out in the federal tax regulations. The percentages depend upon the Insured's age, gender and underwriting classification. Under the cash value accumulation test, there is no limit to the amount that may be paid in premiums as long as there is sufficient Death Benefit in relation to the account value at all times.

The guideline premium/cash value corridor test determines the minimum required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value. These percentages are set out in the Code, but the percentage varies only by the attained age of the Insured.

Regardless of which test you elect, we will monitor compliance to assure that the policy meets the statutory definition of life insurance for federal tax purposes. As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. Conversely, if in the unlikely event that the policy did not qualify as life insurance because your Death Benefit failed to amount to the minimum required Death Benefit, the Proceeds payable under the policy would be includable in the gross income of the beneficiary for federal income tax purposes. Because of this adverse consequence, we may refuse additional Premium payments or return the gross Premium payments to you so that the policy continues to meet the Code's definition of life insurance. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans," beginning on page 50.

If you do not elect a test, we will assume that you intended to elect the guideline premium/cash value corridor test.

--------------------------------------------------------------------------------

CHANGES IN THE DEATH BENEFIT OPTION

After the first policy year, you may elect to change the Death Benefit option under the policy from either Option One to Option Two, or from Option Two to Option One. You may not change from or to Option Three. We will permit only one change of Death Benefit option per policy year. The effective date of a change will be the monthly anniversary date following the date we approve the change.

For any change in the Death Benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least three months.


We will adjust the Specified Amount so that the Net Amount At Risk remains constant before and after the Death Benefit option change. Because your Net Amount At Risk remains the same, changing the Death Benefit option by itself does not alter the policy's cost of insurance. The policy's charges going forward, however, will be based on a new Specified Amount that will change the calculation of those charges. Depending on changes in factors such as fluctuations in policy's Cash Value, these charges may increase or decrease after the reduction. Notwithstanding, we will refuse a Death Benefit option change that would reduce the Specified Amount to a level where the Premium you have already paid would exceed any premium limit under the tax tests for life insurance.


Where the policy owner has selected the guideline premium/cash value corridor test, a change in Death Benefit option will not be permitted if it results in the total Premiums paid exceeding the maximum premium limitations under Section 7702 of the Code.

--------------------------------------------------------------------------------

SUICIDE

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, we will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders. If the Insured dies by suicide, while sane or insane, within 2 years from the date we accept an application for an increase in the Specified Amount, we will pay no more than the Death Benefit associated with the initial Specified Amount, plus the cost of insurance charges associated with the increase in Specified Amount.

--------------------------------------------------------------------------------
                                   SURRENDERS
--------------------------------------------------------------------------------
FULL SURRENDER

You may surrender the policy for the Cash Surrender Value at any time while the Insured is alive. We calculate the Cash Surrender Value based on the policy's Cash Value. For more information, see "Cash Value," beginning on page 38. To derive the Cash Surrender Value, we will deduct from the Cash Value Indebtedness and the surrender charge. The effective date of surrender will coincide with the date on which we receive the policy and your written request at our Home Office. We reserve the right to postpone payment of that portion of the Cash Surrender Value attributable to the fixed account for up to six months.

--------------------------------------------------------------------------------


PARTIAL SURRENDER

You may request, in writing to our Home Office, a partial surrender of the policy's Cash Surrender Value at any time after it has been In Force for one year from the Policy Date. We may charge a $25 partial surrender fee. Currently, however, there is no charge. There are two kinds of partial surrenders. Preferred partial surrenders, of any number in the aggregate, will not exceed 5% of your policy's Cash Surrender Value as of the beginning of the year from the Policy Date. You must instruct us to treat a partial surrender as preferred at the same time you make your request; otherwise, we will treat it as an ordinary partial surrender. Ordinary partial surrenders will cause a reduction of your policy's Specified Amount. In any event, a partial surrender will reduce the Cash Value in each Sub-Account the same proportion as your current allocations, unless you instruct otherwise.

We reserve the right to limit partial surrenders to one per year from the Policy Date. The minimum amount of any partial surrender request is $200. A partial surrender cannot cause the total Specified Amount to be reduced below the minimum Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under
Section 7702 of the Code. Partial surrenders may be subject to income tax penalties. They could also cause your policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans," beginning on page 50.

--------------------------------------------------------------------------------

REDUCTION OF SPECIFIED AMOUNT ON A PARTIAL SURRENDER

We will reduce the Cash Value of the policy by the amount of any partial surrender in the same proportion as how you have allocated Cash Value among the Sub-Accounts. We will only reduce the Cash Value attributable to the fixed account when that of the Sub-Account is insufficient to cover the amount of the partial surrender.

When you take a partial surrender, we will reduce the Specified Amount to ensure that the Net Amount At Risk does not increase. Because your Net Amount At Risk is the same before and after the reduction, a partial surrender by itself does not alter the policy's cost of insurance. The policy's charges going forward will be based on a new Specified Amount that will change the calculation of those charges. Depending on changes in variables such as the Cash Value, these charges may increase or decrease after the reduction in Specified Amount. However, we will not reduce the Specified Amount when you take a preferred partial surrender. We consider a partial surrender as preferred that you request before the fifteenth year from the Policy Date, the maximum aggregate annual amount of which is no more than 10% of the policy's Cash Surrender Value as of the beginning of that year.

Any reduction we make to the Specified Amount will be made in the following order:

>    against the most recent increase in the Specified Amount;

> against the next most recent increases in the Specified Amount in succession; and

>    against the Specified Amount under the original application.


While we reserve the right to deduct a partial surrender fee of up to $25, we currently deduct none. We deduct a surrender charge on certain partial surrenders. For more information, see "Surrender Charges," beginning on page 28. Partial surrenders may be subject to income tax penalties. They could also cause your policy to become a "modified endowment contract" under the Code, which would change the income tax treatment of any distributions from the policy. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans, " beginning on page 50.

--------------------------------------------------------------------------------
                               THE PAYOUT OPTIONS
--------------------------------------------------------------------------------


You have a number of options of receiving Proceeds, besides in a lump sum, which you may elect upon application. You may elect one or a combination of options. We will pay the Proceeds from our general account. If you do not make an election, when the Insured dies, the beneficiary may do so. If the beneficiary does not make an election, we will pay the Proceeds in a lump sum. Normally, we will make the lump sum payment within seven days after we receive your written request at our Home Office. We will postpone any payment of Proceeds, however, on the days we are unable to price Sub-Account Units. For more information, see "When Accumulation Units Are Valued," beginning on page 37. To elect more than one payout option, you must apportion at least $2,000 per option, which would amount to a payment, at specified intervals, of at least $20. At any time before Proceeds become payable, you may request to change your payout option in writing to our Home Office. Changing the beneficiary of the policy will revoke the payout options in effect at that time. Proceeds are neither assignable nor subject to claims of creditors or legal process.


Please note that for the remainder of The Payout Options section, "you" means the person we are obligated to pay.

--------------------------------------------------------------------------------


INTEREST INCOME

You keep the Proceeds with us to earn interest at a specified rate. The interest can be paid at the end of 12-, six-, three- or one-month intervals or left to accumulate. You may withdraw any outstanding balance by making a written request of us at our Home Office. We will pay interest on the outstanding balance at a rate of at least 2.5% per year. We will determine annually if we will pay any interest in excess of 2.5%. Upon your death, we will pay any outstanding balance to your estate.

--------------------------------------------------------------------------------


INCOME FOR A FIXED PERIOD

You keep the Proceeds with us, but are paid at specified intervals over a number of years (no more than 30). Each payment will consist of a portion of the Proceeds plus interest at a stated rate. The Proceeds can be paid at the beginning of 12-, six-, three- or one-month intervals. You may withdraw any outstanding balance by making a written request of us at our Home Office. We will pay interest at an annually determined rate of at least 2.5% per annum, compounded annually. We will determine annually if we will pay any interest in excess of 2.5%. Upon your death, we will pay any outstanding balance to your estate.

--------------------------------------------------------------------------------

LIFE INCOME WITH PAYMENTS GUARANTEED

We pay you the Proceeds at specified intervals for a guaranteed period (10, 15 or 20 years), and, then, for the rest of your life, if you have outlived the guaranteed period. The Proceeds can be paid at the beginning of 12-, six-, three- or one-month intervals. During the guaranteed period, we will pay interest on the outstanding balance at a rate of at least 2.5% per annum, compounded annually. We will determine annually if we will pay any interest in excess of 2.5%. As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin. If you die before the guaranteed period has elapsed, we will make the remaining payments to your estate. If you die after the guaranteed period has elapsed, we will make no payments to your estate.

--------------------------------------------------------------------------------


FIXED INCOME FOR VARYING PERIODS

You keep the Proceeds with us, but are paid a fixed amount at specified intervals until principal and interest have been exhausted. The total amount payable each year may not be less than 5% of the original Proceeds. The Proceeds can be paid at the beginning of 12-, six-, three- or one-month intervals. You may withdraw any outstanding balance by making a written request of us at our Home Office. We will pay interest on the outstanding balance at a rate of at least 2.5% per annum, compounded annually. We will determine annually if we will pay any interest in excess of 2.5%. Upon your death, we will pay any outstanding balance to your estate.

--------------------------------------------------------------------------------

JOINT AND SURVIVOR LIFE

We pay you the Proceeds in equal payments at specified intervals for the life of the last surviving payee. The Proceeds can be paid at the beginning of 12-, six-, three- or one-month intervals. As the payments are based on the lifetimes of the payees, you cannot withdraw any amount you designate to this option after payments begin. Also, payments will cease upon the death of the last surviving payee. We will make no payments to the last surviving payee's estate.

--------------------------------------------------------------------------------


ALTERNATE LIFE INCOME

We use the Proceeds to purchase an annuity with the payee as annuitant. The amount payable will be 102% of our current individual immediate annuity purchase rate on the date of the Insured's death, the Maturity Date, or the date the policy is surrendered, as applicable. The Proceeds can be paid at the end of 12-, six-, three- or one-month intervals. As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin. Also, payments will cease upon your death. We will make no payments to your estate.

--------------------------------------------------------------------------------
                                  POLICY LOANS
--------------------------------------------------------------------------------


While the policy is In Force, you may take an advance of money from the Cash Value otherwise only available upon surrender or maturity, or upon payment of the Death Benefit. We call this advance a policy loan. You must make your request in writing at our Home Office. You may increase your risk of Lapse if you take a policy loan. There also may be adverse tax consequences. You should obtain competent tax advice before you decide to take a policy loan.

--------------------------------------------------------------------------------

LOAN AMOUNT AND INTEREST

The minimum policy loan you may take is $200. You may take no more than the maximum loan value. The maximum loan value is based on your Cash Surrender Value less 10% of your Cash Value allocated to the Sub-Accounts. For more information, see "Full Surrender," beginning on page 42. We charge interest, at the maximum guaranteed rate of 3.9% per annum, on the amount of an outstanding loan, which will accrue daily and be payable at the end of each policy year. If left unpaid, we will add the interest to the loan amount.

--------------------------------------------------------------------------------

COLLATERAL AND INTEREST

As collateral or security, we will transfer a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations, unless you instruct otherwise. You may request that we transfer this amount from specific Sub-Account portfolios. We will only make a transfer from the fixed investment option if the loan amount exceeds 90% of the Cash Value you have allocated to Sub-Account portfolios. On this amount, we will credit interest daily based on the current rate in effect, which will not be less than the guaranteed interest crediting rates shown on the Policy Data Page. We may credit interest in excess of the guaranteed interest crediting rate. Currently, the interest crediting rate is 3.0% per annum during years one through ten from the Policy Date, and 3.65% per annum thereafter.

--------------------------------------------------------------------------------


REPAYMENT

You may repay all or part of a policy loan at any time while your policy is In Force during the Insured's lifetime. The minimum repayment is $50. Interest on the loan amount will be due and payable at the end of each year from the Policy Date. If left unpaid, we will add it to the loan amount by transferring a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations. While your policy loan is outstanding, we will continue to treat any payments that you make as a Premium payment, unless you instruct otherwise. Similarly, we will apply a loan repayment in the same proportion as your current Sub-Account allocations, unless you instruct otherwise.

--------------------------------------------------------------------------------


NET EFFECT OF POLICY LOANS

We will charge interest on the loan amount at the same time as the collateral amount will be credited interest. In effect, we will net the loan amount interest rate against the interest crediting rate, so that your actual cost of a policy loan will be less than the loan amount interest rate. For more information, see "In Summary: Fee Tables," in particular, the footnotes, beginning on page 6. Nevertheless, keep in mind that the Cash Value we transfer to our loan account as collateral for a policy loan will neither be affected by the investment performance of the Sub-Account portfolios, nor credited with the interest rates accruing on the fixed account. Whether repaid, a policy loan will affect the policy, the net Cash Surrender Value and the Death Benefit. If your total Indebtedness ever exceeds the policy's Cash Value, your policy may Lapse. Repaying a policy loan will cause the Death Benefit and net Cash Surrender Value to increase accordingly.

--------------------------------------------------------------------------------
                                      LAPSE
--------------------------------------------------------------------------------


The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly deduction of the periodic charges. However, it will not Lapse under the guaranteed policy continuation provision so long as you have at least paid the Policy Continuation Premium Amount, irrespective of poor investment results from your Net Premium allocation choices, or that the Cash Surrender Value is less than the amount of the policy's periodic charges deduction (or both). In any event, there is a Grace Period before your policy will Lapse. Also, you may reinstate a policy that has Lapsed, subject to conditions.

--------------------------------------------------------------------------------

GUARANTEED POLICY CONTINUATION PROVISION


The policy will not Lapse if you have at least paid the Policy Continuation Premium Amount during the guaranteed policy continuation period, as stated on the Policy Data Page. The Policy Continuation Premium Amount will vary by: the Insured's age; sex; underwriting class; any substandard ratings; the Specified Amount; including increases; and the Riders purchased. The Policy Continuation Premium Amount will not account, however, for any subsequent increases in the Specified Amount, policy loans or partial surrenders. For no charge, you may request that we determine whether your Premium payments, less policy loans and partial surrenders, are sufficient to keep the guaranteed policy continuation provision in effect at any time, and you should do so especially after you have: requested an increase in the Specified Amount; taken a policy loan; or requested a partial surrender.

The guaranteed policy continuation period will begin when we issue the policy and continue for the lesser of 30 policy years or the number of policy years until the Insured reaches Attained Age 65. For policies issued to ages greater than 55, the guaranteed policy continuation period is 10 policy years. When the guaranteed policy continuation period ends, if the Cash Surrender Value remains insufficient to cover the monthly deductions of periodic charges, the policy is at risk of Lapsing, and a Grace Period will begin. The guaranteed policy continuation provision is subject to state insurance restrictions and may be different in your state and for your policy. There is no charge for the guaranteed policy continuation provision.

--------------------------------------------------------------------------------

GRACE PERIOD

We will send you a notice when the Grace Period begins. The notice will state an amount of Premium required to avoid Lapse that is equal to four times the current monthly deductions or, if it is less, the Premium that will bring the guaranteed policy continuation provision back into effect. If you do not pay this Premium within 61 days, the policy and all Riders will Lapse. The Grace Period will not alter the operation of the policy or the payment of Proceeds.

--------------------------------------------------------------------------------

REINSTATEMENT

You may reinstate a Lapsed policy by:

> submitting a written request at any time within three years after the end of the Grace Period and prior to the Maturity Date;


> providing further evidence of insurability we may require that is satisfactory to us;

> paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period;

> paying sufficient Premium to keep the policy In Force for three months from the date of reinstatement, or, if the policy is in the guaranteed policy continuation period, paying the lesser of (a) and (b) where:

     (a) is Premium sufficient to keep the policy In Force for three months from the date of reinstatement; and

     (b) is Premium sufficient to bring the guaranteed policy continuation provision into effect; and

> paying or reinstating any Indebtedness against the policy which existed at the end of the Grace Period.


At the same time, you may also reinstate any Riders, but subject to evidence of insurability satisfactory to us.

The effective date of a reinstated policy, including any Riders, will be the monthly anniversary date on or next following the date we approve the application for reinstatement. If the policy is reinstated, the Cash Value on the date of reinstatement, will be set equal to the lesser of:

>    the Cash Value at the end of the Grace Period; or

> the surrender charge for the policy year in which the policy was reinstated.

We will then add any Premiums or loan repayments that you made to reinstate the policy.

The allocations to the Sub-Accounts in effect at the start of the Grace Period will be reinstated, unless you provide otherwise.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

The tax treatment of life insurance policies under the Code is a multifaceted subject. The tax treatment of your policy will depend on your particular circumstances. We urge you to seek competent tax advice regarding the tax treatment of the policy given your situation. The following discussion provides an overview of the Code's provisions relating to certain common transactions involving the policy. It is not and cannot be comprehensive. It cannot replace consulting with a competent tax professional.
--------------------------------------------------------------------------------

TYPES OF TAXES OF WHICH TO BE AWARE

Federal Income Tax. Generally, the United States assesses a tax on income which is broadly defined to include all items of income from whatever source, unless the item is specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.


Federal Transfer Tax. In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax). The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 2004, an estate of less than $1,500,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. The $1.5 million amount increases to $2 million in 2006, 2007, and 2008 and $3.5 million in 2009. The federal estate tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the estate tax is scheduled to be reinstated with respect to decedents who die after December 31, 2010. Also, an unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

In addition, if the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The tax is imposed at a flat rate equal to the maximum estate tax rate (for 2004, 48%, decreasing by 1 percentage point each year until 2007, when it will be 45%), and there is a provision for an aggregate $1 million exemption. The GSTT estate tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the GSTT tax is scheduled to be reinstated on January 1, 2011 at a rate of 55%.


State and Local Taxes. State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policy owner or beneficiary. While these taxes may or may not be substantial in your case, the specific nature of these taxes preclude a useful description of them in this prospectus.

--------------------------------------------------------------------------------

BUYING THE POLICY

Note to Non-Resident Aliens. Specific tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the Death Benefit, or other distributions and/or ownership of the policy. If you are a non-resident alien, you should confer with a competent tax professional with respect to the tax treatment of this policy.

Federal Income Tax. Generally, the Code treats life insurance Premiums as a personal expense. This means that under the general rule you cannot deduct from your taxable income the Premiums paid to purchase the policy.


Federal Transfer Tax. Generally, the Code treats the payment of Premiums on a life insurance policy as a gift when the Premium payment benefits someone else like the policy owner. Gifts are not generally included in the recipient's taxable income. If you (whether or not you are the Insured) transfer ownership of the policy to another person, the transfer may be subject to a federal gift tax. The tax is imposed at a flat rate equal to the maximum estate tax rate (for 2004, 48%, decreasing by 1 percentage point each year until 2007, when it will be 45%), and there is a provision for an aggregate $1 million exemption. The GSTT estate tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the GSTT tax is scheduled to be reinstated on January 1, 2011. In addition, if you transfer the policy to someone two or more generations younger than you, the transfer may be subject to the GSTT, with the taxable amount equaling the value of the policy.

--------------------------------------------------------------------------------

INVESTMENT GAIN IN THE POLICY

The income tax treatment of changes in the policy's Cash Value depends on whether the policy is "life insurance" under the Code. If the policy meets the definition of life insurance, then the increase in the policy's Cash Value is not included in your taxable income for federal income tax purposes.

To qualify as life insurance, the policy must meet certain tests set out in
Section 7702 of the Code. For more information, see "The Minimum Required Death Benefit," beginning on page 41. In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, you will be deemed to be the owner of the underlying securities and taxed on the earnings of your policy's account.


Representatives of the IRS have informally suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicate that if the number of underlying mutual funds available in a variable insurance product does not exceed twenty, the number of funds alone would not cause the policy to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment. The revenue ruling did not indicate the number of fund options, if any, that would cause the policy to not provide the desired tax treatment. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in the investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.


We will monitor compliance with the Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance. We will also monitor the Policy's compliance with Code Section 7702. Thus, the policy should receive federal income tax treatment as life insurance.

--------------------------------------------------------------------------------

PERIODIC WITHDRAWALS, NON-PERIODIC WITHDRAWALS AND LOANS


The tax treatment described in this section applies to withdrawals and loans you choose to take from the policy. It also applies to Premiums we accept but then return to meet the Code's definition of life insurance. For more information, see "The Minimum Required Death Benefit," beginning on page 41.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance contract that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance contract that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a contract is issued as a modified endowment contract, it will always be a modified endowment contract; a contract that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the contract, such as payment of additional Premiums.

When the Policy is Life Insurance that is a Modified Endowment Contract. Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total Premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual Premiums. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are taxable to the extent the Cash Value of the policy exceeds, at the time of distribution, the Premiums paid into the policy. In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2, disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract. If the policy is not issued as a modified endowment contract, Nationwide will monitor Premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in Death Benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code. You should carefully consider this potential tax ramification and seek further information before initiating any changes in the terms of the policy.

Distributions from life insurance contracts that are not modified endowment contracts are treated as being (a) from the Premiums paid into the contract, and then (b) from the income in the contract. Because Premium payments are generally nondeductible, distributions not in excess of aggregate Premium payments are generally not includible in income; instead, they reduce the owner's "cost basis" in the contract. In addition, a loan from life insurance contracts that are not modified endowment contracts are not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Contracts that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

--------------------------------------------------------------------------------


TERMINAL ILLNESS

Certain distributions made under a policy on the life of a "terminally ill individual," as that term is defined in the Code, are treated as death proceeds. These distributions from the policy are subject to the Death Benefit rules of
Section 101 of the Code described below in this section on Taxes under the heading "Taxation Of Death Benefits," beginning on page 51.

--------------------------------------------------------------------------------

SURRENDER OF THE POLICY

A total surrender or cancellation of the policy by Lapse or the maturity of the policy on its Maturity Date may have adverse tax consequences. If the amount you receive plus total policy Indebtedness exceeds the Premiums paid into the policy, then the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

--------------------------------------------------------------------------------

WITHHOLDING

Distributions of income from a life insurance policy, including a life insurance policy that is a modified endowment contract, are subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. We will withhold income tax unless you advise us, in writing, of your request not to withhold. If you request that taxes not be withheld, or if the taxes withheld are insufficient, you may be liable for payment of an estimated tax.


A distribution of income from a contract may be subject to mandatory back-up withholding. Mandatory backup withholding means we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the Code, and the recipient cannot elect to receive the entire distribution at once. Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

>    the value each year of the life insurance protection provided;

>    an amount equal to any employer-paid Premiums; or

> some or all of the amount by which the current value exceeds the employer's interest in the policy.

Participants in an employer sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

--------------------------------------------------------------------------------

EXCHANGING THE POLICY FOR ANOTHER LIFE INSURANCE POLICY

As described in the section "Surrenders," you ordinarily will pay taxes on amounts that you receive in excess of your Premium payments when you completely surrender the policy. If, however, you exchange the policy for another life insurance policy, a modified endowment contract or an annuity contract, you will not be taxed on the excess amount if the exchange meets the requirements of Code
Section 1035. To meet Section 1035 requirements, the Insured named in the policy must be the Insured for the new policy or contract.

Also, the new policy or contract cannot extend the Maturity Date of the policy or otherwise delay a distribution that would extend when tax would be payable under the policy.

Generally, the new policy or contract will be treated as having the same date of issue and tax basis as the old contract.

--------------------------------------------------------------------------------

TAXATION OF DEATH BENEFITS

Federal Income Tax. The amount of the Death Benefit payable under a policy generally is excludable from gross income of the beneficiary under Section 101 of the Code. However, if the policy is transferred for valuable consideration, then a portion of the Death Benefit may be includable in the beneficiary's gross income.

Federal Transfer Taxes. When the Insured dies, the Death Benefit will generally be included in such Insured's federal gross estate if: (1) the Proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary. If the beneficiary is two or more generations younger than the Insured, the payment of the Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations issued by the U.S. Secretary of the Treasury, we may be required to withhold a portion of the Proceeds and pay them directly to the IRS as the GSTT liability.
--------------------------------------------------------------------------------


TAXES AND THE VALUE OF YOUR POLICY

As discussed in "Charges," the Accumulation Units you hold in the separate account are adjusted to reflect a Premium Tax charge for certain taxes assessed by federal and state taxing authorities. This charge relates to taxes associated with the payment of Premium or certain other policy acquisition costs. This charge decreases your Accumulation Unit values.

For federal income tax purposes, the separate account is not a separate entity from Nationwide Life Insurance Company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not initially expect to incur any federal income tax liability that would be chargeable to the Accumulation Units you hold in the separate account. Based upon these expectations, no charge is currently being made against your Accumulation Units in the separate account for federal income taxes. If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for taxes.

We may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units in the separate account.

--------------------------------------------------------------------------------

TAX CHANGES

The foregoing discussion, which is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If you, the Insured, the beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, payment of the Death Benefit, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

In 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) was enacted into law. EGTRRA contained numerous changes to the federal income, gift, estate and generation skipping transfer taxes, many of which are not scheduled to become effective until a future date. Among other matters, EGTRRA provides for the repeal of the federal estate and generation skipping transfer taxes after 2009; however, unless Congress and the President enact additional legislation, EGTRRA also provides that all of those changes will "sunset" after 2010, and the estate and generation skipping transfer taxes will be reinstated as if EGTRRA had never been enacted.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice. You should consult your independent legal, tax and/or financial adviser.

--------------------------------------------------------------------------------
                        NATIONWIDE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

We are a stock life insurance company organized under Ohio law. We were founded in March, 1929 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215. We provide long-term savings products by issuing life insurance, annuities and other retirement products.

--------------------------------------------------------------------------------
                        NATIONWIDE VLI SEPARATE ACCOUNT-5
--------------------------------------------------------------------------------

ORGANIZATION, REGISTRATION AND OPERATION

Nationwide VLI Separate Account-5 is a separate account established under Ohio law. We own the assets in this account, and we are obligated to pay all benefits under the policies. We may use the account to support other variable life insurance policies we issue. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. This registration, however, does not involve the SEC's supervision of this account's management or investment practice or policies.

It is divided into Sub-Accounts that may invest in shares of the available Sub-Account portfolios. We buy and sell the Sub-Account portfolio shares at NAV. Any dividends and distributions from a Sub-Account portfolio are reinvested at NAV in shares of that Sub-Account portfolio.

Income, gains, and losses, whether or not realized, from the assets in the account will be credited to, or charged against, the account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account's own Investment Experience and not the Investment Experience of our other assets. Its assets are held separately from our other assets and are not part of our general account. We may not use the separate account's assets to pay any of our liabilities other than those arising from the policies. If the separate account's assets exceed the required reserves and its other liabilities, we may transfer the excess to our general account. The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

If investment in the mutual funds or a particular portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the policy, or for any other reason in our sole discretion, we may substitute another mutual fund or portfolio without your consent. The substituted mutual fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investments of future Premium, or both. We will comply with federal securities laws to effect a substitution. Furthermore, we may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion. The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

In addition, we reserve the right to make other structural and operational changes affecting this separate account.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THIS SEPARATE ACCOUNT. THE VALUE OF EACH SUB-ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF MUTUAL FUNDS


Where permitted by applicable law, we reserve the right to:



>    remove, combine, or add Sub-Accounts and make new Sub-Accounts available;

> substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;


> transfer assets supporting the policies from one Sub-Account to another or from one separate account to another;


> combine the separate account with other separate accounts, and/or create new separate accounts;

> deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by the law; and

> modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.

--------------------------------------------------------------------------------

VOTING RIGHTS

Unless there is a change in existing law, we will vote our shares only as you instruct on all matters submitted to shareholders of the portfolios.

Before a vote of a portfolio's shareholders occurs, you will have the right to instruct us based on the number of portfolio shares that corresponds to the amount of policy account value you have in the portfolio (as of a date set by the portfolio). We will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the Cash Value of the amount they have allocated to an Sub-Account Portfolio by the NAV of that Sub-Account Portfolio. We will designate a date for this determination not more than 90 days before the shareholder meeting.

--------------------------------------------------------------------------------
                                LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


NATIONWIDE LIFE INSURANCE COMPANY

Nationwide is a party to litigation and arbitration proceedings and inquiries from regulatory bodies in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court by plaintiff Mercedes Castillo that challenged the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint was brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named defendants, which were allegedly used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. On May 28, 2002, the Court granted the motion of Marcus Shore to withdraw as a named plaintiff and denied plaintiffs' motion to add new persons as named plaintiffs. On November 4, 2002, the Court issued a decision granting Nationwide 's motion for summary judgment on all of plaintiff Mercedes Castillo's individual claims, and ruling that plaintiff's motion for class certification was moot. Following appeal by the plaintiff, both of those decisions were affirmed by the Ohio Court of Appeals on September 9, 2003. The plaintiff filed a notice of appeal of the decision by the Ohio Court of Appeals on October 24, 2003. The Ohio Supreme Court announced on January 21, 2004 that the appeal was not accepted and the time for reconsideration has expired.

On October 31, 2003, a lawsuit seeking class action status containing allegations similar to those made in the Castillo case was filed against Nationwide in Arizona federal court by plaintiff Robert Helman (Robert Helman et al v. Nationwide Life Insurance Company et al). This lawsuit is in a very preliminary stage and Nationwide is evaluating its merits. Nationwide intends to defend this lawsuit vigorously.

On August 15, 2001, Nationwide was named in a lawsuit filed in Connecticut federal court (Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company). The plaintiffs first amended their complaint on September 6, 2001 to include class action allegations, and have subsequently amended their complaint twice. As amended, in the current complaint, the plaintiffs seek to represent a class of ERISA qualified retirement plans that purchased variable annuities from Nationwide. Plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts, and that Nationwide acquired and breached ERISA fiduciary duties by accepting service payments from certain mutual funds that allegedly consisted of or diminished those ERISA plan assets. The complaint seeks disgorgement of some or all of the fees allegedly received by Nationwide and other unspecified relief for restitution, along with declaratory and injunctive relief and attorneys' fees. On December 3, 2001, the plaintiffs filed a motion for class certification. Plaintiffs filed a supplement to that motion on September 19, 2003. Nationwide opposed that motion on December 24,

2003. On January 30, 2004, Nationwide filed its Revised Memorandum in Support of Summary Judgment and a Motion Requesting that the Court Decide Summary Judgment before Class Certification. Plaintiffs are opposing that motion. Nationwide intends to defend this lawsuit vigorously.

On May 1, 2003, a class action was filed against Nationwide in the United States District Court for the Eastern District of Louisiana (Edward Miller, Individually, and on behalf of all others similarly situated, v. Nationwide Life Insurance Company). The complaint alleges that in 2001, plaintiff Edward Miller purchased three group modified single premium variable annuities issued by Nationwide. Plaintiff alleges that Nationwide represented in its prospectus and promised in its annuity contracts that contract holders could transfer assets without charge among the various funds available through the contracts, that the transfer rights of contract holders could not be modified and that NLIC's expense charges under the contracts were fixed. Plaintiff claims that Nationwide has breached the contracts and violated federal securities laws by imposing trading fees on transfers that were supposed to have been without charge. Plaintiff seeks compensatory damages and rescission on behalf of himself and a class of persons who purchased this type of annuity or similar contracts issued by Nationwide between May 1, 2001 and April 30, 2002 inclusive and were allegedly damaged by paying transfer fees. Nationwide's motion to dismiss the complaint was granted by the Court on October 28, 2003. Plaintiff has appealed that dismissal.

On January 21, 2004, Nationwide was named in a lawsuit filed in the U.S. District Court for the Northern District of Mississippi (United Investors Life Insurance Company v. Nationwide Life Insurance Company and/or Nationwide Life Insurance Company of America and/or Nationwide Life and Annuity Insurance Company and/or Nationwide Life and Annuity Company of America and/or Nationwide Financial Services, Inc. and/or Nationwide Financial Corporation, and John Does A-Z). In its complaint, the plaintiff alleges that Nationwide and/or its affiliated life insurance companies (1) tortiously interfered with the plaintiff's contractual and fiduciary relationship with Waddell & Reed, Inc. and/or its affiliates, Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc. and W & R Insurance Agency, Inc. (collectively, "Waddell & Reed"), (2) conspired with and otherwise caused Waddell & Reed to breach its contractual and fiduciary obligations to the plaintiff, and (3) tortiously interfered with the plaintiff's contractual relationship with policyholders of insurance policies issued by the plaintiff. The complaint seeks compensatory damages, punitive damages, pre- and post-judgment interest, a full accounting, and costs and disbursements, including attorneys' fees. The plaintiff seeks to have each defendant judged jointly and severally liable for all damages. This lawsuit is in a very preliminary stage, and Nationwide intends to defend it vigorously.

The financial services industry, including mutual fund, variable annuity and distribution companies have been the subject of increasing scrutiny by regulators, legislators, and the media over the past year. Numerous regulatory agencies, including the SEC and the New York Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund companies on those issues. Investigations and enforcement actions have also been commenced, on a smaller scale, regarding the sales practices of mutual fund and variable annuity distributors. These legal proceedings are expected to continue in the future. These investigations and proceedings could result in legal precedents, as well as new industry-wide legislation, rules, or regulations, that could significantly affect the financial services industry, including variable annuity companies. Nationwide has been contacted by regulatory agencies for information relating to market timing, late trading, and sales practices. Nationwide is cooperating with these regulatory agencies and is responding to those information requests.

There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on Nationwide in the future.

--------------------------------------------------------------------------------


WADDELL & REED, INC.

Waddell & Reed, Inc. is a party to legal proceedings incident to its normal business operations. While there can be no assurances, none of the currently pending legal proceedings are anticipated to have a materially adverse effect on the ability of Waddell & Reed, Inc. to perform the services as distributor of the contracts. Among the legal proceedings to which Waddell & Reed, Inc. is a party are the following proceedings relating to the distribution of variable annuities:

On March 19, 2002, a jury found in favor of United Investors Life Insurance Company (UILIC) in a civil lawsuit filed by UILIC on May 4, 2000, in Alabama District Court against Waddell & Reed, Inc. and certain of its affiliated companies and assessed compensatory damages in the amount of $50 million. The lawsuit primarily involved the enforceability of a letter agreement signed by UILIC and Waddell & Reed, Inc. in July of 1999 and claims by UILIC that Waddell & Reed, Inc. tortiously interfered with its business relations by recommending to certain of its customers that they exchange their UILIC variable annuities for variable annuities issued by Nationwide. On April 18, 2003, the Alabama Supreme Court reversed the $50 million verdict against Waddell & Reed, Inc. and entered judgment as a matter of law in favor of Waddell & Reed, Inc. and its affiliates on the tortious interference, fraudulent suppression and promissory fraud claims. The remaining claims were remanded for a new trial. On March 17, 2004, after a new trial on the remaining counts, a jury found in favor of UILIC, awarded no compensatory damages, but awarded punitive damages of $15 million against Waddell & Reed, Inc. and $30 million against two affiliated companies on UILIC's conversion claim. The jury denied UILIC's claim for fraud. Waddell & Reed, Inc. plans to contest the jury's verdict through post-trial motions and, if necessary, will appeal the verdict.

UILIC has also filed a civil lawsuit against Waddell & Reed, Inc. and certain of its affiliated companies in the Superior Court of the State of California on October 10, 2001, alleging violation of California Business and Professions

Code Section 17200, et seq. in connection with the same events that served as the basis for its Alabama lawsuit. UILIC seeks injunctive and monetary relief for alleged improper sales practices in connection with recommendations to certain customers residing in California that they exchange their UILIC variable annuities for variable annuities issued by Nationwide. Waddell & Reed, Inc. denies any violation of the California Business and Professions Code and intends to vigorously defend itself in this lawsuit.

On January 14, 2004, the NASD commenced an enforcement action against Waddell & Reed, Inc., its former president and current national sales manager based upon the events at issue in the lawsuits filed by UILIC alleging that violations of NASD rules occurred in connection with clients' exchanges of their variable annuity contracts. Specifically, the NASD has alleged in its complaint that Waddell & Reed, Inc. failed to take adequate steps to determine whether there were reasonable grounds for the clients to enter into certain exchanges, failed to establish sufficient guidance for the sales force to use in determining the suitability of the exchanges, failed to establish and maintain supervisory procedures that were reasonably designed to achieve compliance with the requirements of the NASD's suitability rule and failed to maintain books and records regarding certain exchange orders that were rejected by the firm. Waddell & Reed, Inc. denies the NASD's allegations and believes that the challenged exchanges were beneficial for Waddell & Reed's clients, that the firm's supervisory procedures and guidelines were consistent with NASD rules and guidance and that all required books and records were preserved.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The Statement of Additional Information (SAI) contains financial statements of Nationwide Life Insurance Company and subsidiaries and Nationwide VLI Separate Account - 5. You may obtain a copy of the SAI FREE OF CHARGE by contacting us at the address or telephone number on the first page of this prospectus. You should distinguish the financial statements of the company and subsidiaries from the financial statements of the separate account. Please consider the financial statements of the company only as bearing on our ability to meet the obligations under the policy. You should not consider the financial statements of the company and subsidiaries as affecting the investment performance of the assets of the separate account.

--------------------------------------------------------------------------------
                             APPENDIX A: DEFINITIONS
--------------------------------------------------------------------------------
ACCUMULATION UNIT - The measure of your investment in, or share of, a Sub-Account after we deduct for transaction fees and periodic charges. Initially, we set the Accumulation Unit value at $10 for each Sub-Account.
--------------------------------------------------------------------------------
ATTAINED AGE - The Insured's age upon the issue of full insurance coverage plus the number of full years since the Policy Date.
--------------------------------------------------------------------------------
CASH SURRENDER VALUE - The Cash Value, subject to Indebtedness and the surrender charge.
--------------------------------------------------------------------------------
CASH VALUE - The total of the Sub-Accounts you have chosen, which will vary with Investment Experience, and the policy loan and fixed accounts, to which interest will be credited daily. We will deduct partial surrenders and the policy's periodic charges from the Cash Value.
--------------------------------------------------------------------------------
CODE - The Internal Revenue Code of 1986, as amended.
--------------------------------------------------------------------------------
DEATH BENEFIT - The amount we pay to the beneficiary upon the Insured's death, before payment of any unpaid outstanding loan balances or charges.
--------------------------------------------------------------------------------
GRACE PERIOD - A 61-day period after which the Policy will Lapse if you do not make a sufficient payment.
--------------------------------------------------------------------------------
HOME OFFICE - Our Home Offices are located at One Nationwide Plaza, Columbus, Ohio 43215.
--------------------------------------------------------------------------------
IN FORCE - The insurance coverage is in effect.
--------------------------------------------------------------------------------
INDEBTEDNESS - The total amount of all outstanding policy loans, including principal and interest due.
--------------------------------------------------------------------------------
INSURED - The person whose life we insure under the policy, and whose death triggers the Death Benefit.
--------------------------------------------------------------------------------
INVESTMENT EXPERIENCE - The performance of a mutual fund in which a Sub-Account portfolio invests.
--------------------------------------------------------------------------------
LAPSE - The policy terminates without value.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MATURITY DATE - The policy anniversary on or next following the Insured's 100th birthday.
--------------------------------------------------------------------------------
NET AMOUNT AT RISK - The policy's base Death Benefit minus the policy's Cash Value.
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV) - The price each share of a mutual fund in which a Sub-Account portfolio invests. It is calculated by subtracting the mutual fund's liabilities from its total assets, and dividing that figure by the number of shares outstanding. We use NAV to calculate the value of Accumulation Units. NAV does not reflect deductions we make for charges we take from Sub-Accounts. Accumulation Unit values do reflect these deductions.
--------------------------------------------------------------------------------
NET PREMIUM - Premium after transaction charges, but before any allocation to an investment option.
--------------------------------------------------------------------------------
POLICY CONTINUATION PREMIUM AMOUNT - The amount of Premium, on a monthly basis from the Policy Date, stated on the Policy Data Page, that you must pay, in the aggregate, to keep the policy In Force under the Guaranteed policy continuation provision; however, this amount does not account for any increases in the Specified Amount, policy loans or partial surrenders, so you should anticipate paying more if you intend to request an increase in Specified Amount; take a policy loan; or request a partial surrender.
--------------------------------------------------------------------------------
POLICY DATA PAGE(S) - The Policy Data Page contains more detailed information about the policy, some of which is unique and particular to the owner, the beneficiary and the Insured.
--------------------------------------------------------------------------------
POLICY DATE - The date the policy takes effect as shown on the Policy Data Page. Policy years and months are measured from this date.
--------------------------------------------------------------------------------
POLICY PROCEEDS OR PROCEEDS - Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or you choose to surrender the policy adjusted to account for any unpaid charges or policy loans and Rider benefits.
--------------------------------------------------------------------------------
PREMIUM - The amount of money you pay to begin and continue the policy.
--------------------------------------------------------------------------------
PREMIUM LOAD - The aggregate of the sales load and premium tax charges.
--------------------------------------------------------------------------------
RIDER - An optional benefit you may purchase under the policy.
--------------------------------------------------------------------------------
SEC - The Securities and Exchange Commission.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SPECIFIED AMOUNT - The dollar or face amount of insurance coverage the owner selects.
--------------------------------------------------------------------------------
SUB-ACCOUNTS - The mechanism we use to account for your allocations of Net Premium and Cash Value among the policy's variable investment options.
--------------------------------------------------------------------------------
US, WE, OUR or the COMPANY - Nationwide Life Insurance Company.
--------------------------------------------------------------------------------
VALUATION PERIOD - The period during which we determine the change in the value of the Sub-Accounts. One Valuation Period ends and another begins with the close of normal trading on the New York Stock Exchange.
--------------------------------------------------------------------------------
YOU, YOUR or the POLICY OWNER OR OWNER - The person named as the owner in the application, or the person assigned ownership rights.
--------------------------------------------------------------------------------

OUTSIDE BACK COVER PAGE

To learn more about this policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, net Cash Surrender Values, and Cash Values, and to request other information about this policy please call our Service Center at 1-866-221-1100 (TDD: 1-800-238-3035) or write to us at our Service Center at Nationwide Life Insurance Company, One Nationwide Plaza, RR1-04-D4, Columbus, OH 43215-2220.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy. Information about us and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-10143.

                        NATIONWIDE VLI SEPARATE ACCOUNT-5
                                  (REGISTRANT)

                        NATIONWIDE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                         One Nationwide Plaza, RR1-04-D4
                             Columbus, OH 43215-2220
                                 1-866-221-1100
                               TDD: 1-800-238-3035

                       STATEMENT OF ADDITIONAL INFORMATION

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES



This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium variable universal life insurance policy offered by us, Nationwide Life Insurance Company. This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2004 and the prospectuses for the W&R Target Funds, Inc. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2004.

                                                         TABLE OF CONTENTS

NATIONWIDE LIFE INSURANCE COMPANY

NATIONWIDE VLI SEPARATE ACCOUNT-5

WADDELL & REED, INC.

SERVICES

UNDERWRITING PROCEDURE

MAXIMUM SURRENDER CHARGE CALCULATION

ILLUSTRATIONS

ADVERTISING

TAX DEFINITION OF LIFE INSURANCE


FINANCIAL STATEMENTS

NATIONWIDE LIFE INSURANCE COMPANY


We are a stock life insurance company organized under the laws of the State of Ohio in March 1929 with our Home Office at One Nationwide Plaza, Columbus, Ohio 43215. We provide life insurance, annuities and retirement products. We are admitted to do business in all states, the District of Columbia and Puerto Rico. Nationwide is a member of the Nationwide group of companies and all of our common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is a holding company, as well. All of the common stock is held by Nationwide Mutual Insurance Company (95.24%) and Nationwide Mutual Fire Insurance Company (4.76%), the ultimate controlling persons of the Nationwide group of companies. The Nationwide group of companies is one of America's largest insurance and financial services family of companies, with combined assets of over $147 billion as of December 31, 2003.


NATIONWIDE VLI SEPARATE ACCOUNT-5

Nationwide VLI Separate Account-5 is a separate account that invests in mutual funds offered and sold to insurance companies and certain retirement plans. We established the separate account on May 21, 1998 pursuant to Ohio law. Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 the SEC does not supervise our management or the management of the variable account. We serve as the custodian of the assets of the variable account.

WADDELL & REED, INC.

The policies are distributed by Waddell & Reed, Inc. ("Waddell & Reed"), located at 6300 Lamar Ave., Overland Park, KS 66202. Waddell & Reed, Inc. was organized as a Delaware corporation in 1981. The policies will be sold on a continuous basis by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD"). Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by Waddell & Reed, Inc. will not exceed 75% of the target premium plus 5% of any premium payments in excess of the target premium. The target premium is used to determine the amount of commissions paid to the producer for a given policy. We pay gross renewal commissions in years 2 through 10 on the sale of the policies provided by Waddell & Reed, Inc. that will not exceed 4% of actual Premium payment, and that will not exceed 2% in policy years 11 and thereafter.

We have paid no underwriting commissions to Waddell & Reed, Inc. for each of this separate account's last three fiscal years.

SERVICES

We have responsibility for administration of the policies and the variable account. We also maintain the records of the name, address, taxpayer identification number, and other pertinent information for each policy owner and the number and type of policy issued to each policy owner and records with respect to the policy value of each policy.

We are the custodian of the assets of the variable account. We will maintain a record of all purchases and redemption of shares of the mutual funds. We or our affiliates may have entered into agreements with either the investment adviser or distributor for the mutual funds. The agreements relate to administrative services we or our affiliate furnish and provide for an annual fee based on the average aggregate net assets of the variable account (and our affiliate life insurance company subsidiaries' other separate accounts) invested in particular mutual funds. These fees in no way affect the NAV of the mutual funds or fees paid by the policy owner.

The financial statements of Nationwide Life Insurance Company and subsidiaries and Nationwide VLI Separate Account-5 for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG LLP covering the December 31, 2001 financial statements of Nationwide Life Insurance Company and subsidiaries refers to a change to the method of accounting for derivative instruments and hedging activities, and for purchased or retained interests in securitized financial assets. KPMG LLP is located at 191 West Nationwide Blvd., Columbus, Ohio 43215.


UNDERWRITING PROCEDURE

We underwrite the policies issued through Nationwide VLI Separate Account-5. The policy's cost of insurance depends upon the Insured's sex, issue age, risk class, and length of time the policy has been In Force. The rates will vary depending upon tobacco use and other risk factors. Monthly cost of insurance rates will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates for policies issued on Specified Amounts less than $100,000 are based on the 1980 Commissioners' Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for policies issued on Specified Amounts $100,000 or more are based on the 1980 Commissioners' Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate percentage multiples of the standard guaranteed cost of insurance rate on a standard basis. That is, standard guaranteed cost of insurance rates for substandard risks are guaranteed cost of insurance rates for standard risks times a percentage greater than 100%. These mortality tables are sex distinct. In addition, separate mortality tables will be used for tobacco and non-tobacco. We may deduct a "flat extra" which is an additional constant charge per $1,000 of Specified Amount for certain activities or medical conditions of the Insured. We apply the same flat extra to all Insureds who engage in the same activity or have the same medical condition irrespective of sex, issue age, underwriting class, or any substandard ratings.

Mortality tables are unisex for:

o    policies issued in the State of Montana; and

o group or sponsored arrangements (including our employees and their family members).

The rate class of an insured may affect the cost of insurance rate. We currently place insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose policies have been in effect for the same length of time. The cost of insurance rates, policy charges, and payment options for policies issued in some states or in connection with certain employee benefit arrangements may be issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males. If the rating class for any increase in the Specified Amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. The actual charges made during the policy year will be shown in the annual report delivered to policy owners.

MAXIMUM SURRENDER CHARGE CALCULATION

The maximum surrender charge under the policy is based on the following calculation.

MAXIMUM SURRENDER CHARGE 26.50% multiplied by the lesser of (a) or (b),where:

(a)= the Specified Amount multiplied by the rate indicated on the chart "Surrender Target Factor" below divided by 1,000; and

(b)= Premiums paid by the policy owner during the first two policy years

         Plus (c) multiplied by (d) where:

(c)= the Specified Amount divided by 1,000; and

(d)= the applicable rate from the "Administrative Target Factor" chart below.

The Surrender Target Factor allows the company to account for the probability that our costs incurred in the sales process will not be recouped. The Administrative Target Factor allows the company to account for the probability (at various ages) that death will occur and no CDSC will be recouped.

                             SURRENDER TARGET FACTOR

--------- -------------------- ----------------------- ---------------- -----------------

  AGE      MALE NON-TOBACCO      FEMALE NON-TOBACCO     MALE TOBACCO     FEMALE TOBACCO
--------- -------------------- ----------------------- ---------------- -----------------
   0             0.00                   3.35                0.00              2.54
--------- -------------------- ----------------------- ---------------- -----------------
   1             0.00                   3.38                0.00              2.57
--------- -------------------- ----------------------- ---------------- -----------------
   2             0.00                   3.50                0.00              2.66
--------- -------------------- ----------------------- ---------------- -----------------
   3             0.00                   3.64                0.00              2.75
--------- -------------------- ----------------------- ---------------- -----------------
   4             0.00                   3.78                0.00              2.86
--------- -------------------- ----------------------- ---------------- -----------------
   5             0.00                   3.93                0.00              2.96
--------- -------------------- ----------------------- ---------------- -----------------
   6             0.00                   4.09                0.00              3.08
--------- -------------------- ----------------------- ---------------- -----------------
   7             0.00                   4.27                0.00              3.20
--------- -------------------- ----------------------- ---------------- -----------------
   8             0.00                   4.45                0.00              3.34
--------- -------------------- ----------------------- ---------------- -----------------
   9             0.00                   4.65                0.00              3.47
--------- -------------------- ----------------------- ---------------- -----------------
   10            0.00                   4.87                0.00              3.62
--------- -------------------- ----------------------- ---------------- -----------------
   11            0.00                   5.09                0.00              3.78
--------- -------------------- ----------------------- ---------------- -----------------
   12            0.00                   5.33                0.00              3.94
--------- -------------------- ----------------------- ---------------- -----------------
   13            0.00                   5.57                0.00              4.12
--------- -------------------- ----------------------- ---------------- -----------------
   14            0.00                   5.82                0.00              4.30
--------- -------------------- ----------------------- ---------------- -----------------
   15            0.00                   6.07                0.00              4.48
--------- -------------------- ----------------------- ---------------- -----------------
   16            0.00                   6.31                0.00              4.67
--------- -------------------- ----------------------- ---------------- -----------------
   17            0.00                   6.55                0.00              4.87
--------- -------------------- ----------------------- ---------------- -----------------
   18            5.11                   6.80                4.27              5.08
--------- -------------------- ----------------------- ---------------- -----------------
   19            5.30                   7.05                4.45              5.29
--------- -------------------- ----------------------- ---------------- -----------------
   20            5.50                   7.32                4.64              5.52
--------- -------------------- ----------------------- ---------------- -----------------
   21            5.71                   7.60                4.83              5.76
--------- -------------------- ----------------------- ---------------- -----------------
   22            5.93                   7.90                5.04              6.01
--------- -------------------- ----------------------- ---------------- -----------------
   23            6.17                   8.22                5.26              6.28
--------- -------------------- ----------------------- ---------------- -----------------
   24            6.42                   8.57                5.49              6.56
--------- -------------------- ----------------------- ---------------- -----------------
   25            6.69                   8.94                5.73              6.86
--------- -------------------- ----------------------- ---------------- -----------------
   26            6.99                   9.34                5.99              7.17
--------- -------------------- ----------------------- ---------------- -----------------
   27            7.30                   9.77                6.25              7.50
--------- -------------------- ----------------------- ---------------- -----------------
   28            7.63                  10.22                6.54              7.85
--------- -------------------- ----------------------- ---------------- -----------------
   29            7.98                  10.71                6.84              8.22
--------- -------------------- ----------------------- ---------------- -----------------
   30            8.36                  11.23                7.16              8.61
--------- -------------------- ----------------------- ---------------- -----------------
   31            8.76                  11.79                7.49              9.02
--------- -------------------- ----------------------- ---------------- -----------------
   32            9.19                  12.38                7.85              9.45
--------- -------------------- ----------------------- ---------------- -----------------
   33            9.64                  13.01                8.22              9.91
--------- -------------------- ----------------------- ---------------- -----------------
   34            10.12                 13.67                8.62             10.39
--------- -------------------- ----------------------- ---------------- -----------------
   35            10.63                 14.38                9.04             10.90
--------- -------------------- ----------------------- ---------------- -----------------
   36            11.16                 15.12                9.48             11.44
--------- -------------------- ----------------------- ---------------- -----------------
   37            11.73                 15.92                9.95             12.01
--------- -------------------- ----------------------- ---------------- -----------------
   38            12.34                 16.75                10.44            12.60
--------- -------------------- ----------------------- ---------------- -----------------
   39            12.97                 17.64                10.96            13.22
--------- -------------------- ----------------------- ---------------- -----------------
   40            13.65                 18.58                11.50            13.87
--------- -------------------- ----------------------- ---------------- -----------------
   41            14.36                 19.56                12.07            14.55
--------- -------------------- ----------------------- ---------------- -----------------
   42            15.12                 20.60                12.67            15.26
--------- -------------------- ----------------------- ---------------- -----------------
   43            15.93                 21.70                13.30            16.01
--------- -------------------- ----------------------- ---------------- -----------------

--------- -------------------- ----------------------- ---------------- -----------------
   44            16.78                 22.87                13.97            16.79
--------- -------------------- ----------------------- ---------------- -----------------
   45            17.68                 24.09                14.68            17.60
--------- -------------------- ----------------------- ---------------- -----------------
   46            18.65                 25.39                15.42            18.47
--------- -------------------- ----------------------- ---------------- -----------------
   47            19.67                 26.76                16.21            19.37
--------- -------------------- ----------------------- ---------------- -----------------
   48            20.76                 28.21                17.05            20.33
--------- -------------------- ----------------------- ---------------- -----------------
   49            21.92                 29.76                17.93            21.34
--------- -------------------- ----------------------- ---------------- -----------------
   50            23.15                 31.40                18.87            22.40
--------- -------------------- ----------------------- ---------------- -----------------
   51            24.47                 33.13                19.87            23.53
--------- -------------------- ----------------------- ---------------- -----------------
   52            25.87                 34.98                20.93            24.72
--------- -------------------- ----------------------- ---------------- -----------------
   53            27.37                 36.93                22.05            25.97
--------- -------------------- ----------------------- ---------------- -----------------
   54            28.97                 38.99                23.25            27.30
--------- -------------------- ----------------------- ---------------- -----------------
   55            30.67                 41.17                24.51            28.70
--------- -------------------- ----------------------- ---------------- -----------------
   56            32.49                 43.48                25.86            30.18
--------- -------------------- ----------------------- ---------------- -----------------
   57            34.42                 45.92                27.31            31.76
--------- -------------------- ----------------------- ---------------- -----------------
   58            36.49                 48.52                28.86            33.46
--------- -------------------- ----------------------- ---------------- -----------------
   59            38.71                 51.28                30.52            35.28
--------- -------------------- ----------------------- ---------------- -----------------
   60            41.09                 54.23                32.32            37.25
--------- -------------------- ----------------------- ---------------- -----------------
   61            43.63                 57.36                34.26            39.37
--------- -------------------- ----------------------- ---------------- -----------------
   62            46.36                 60.70                36.35            41.65
--------- -------------------- ----------------------- ---------------- -----------------
   63            49.28                 64.24                38.59            44.09
--------- -------------------- ----------------------- ---------------- -----------------
   64            52.40                 67.98                40.99            46.69
--------- -------------------- ----------------------- ---------------- -----------------
   65            55.75                 71.92                43.56            49.46
--------- -------------------- ----------------------- ---------------- -----------------
   66            59.32                 76.10                46.32            52.41
--------- -------------------- ----------------------- ---------------- -----------------
   67            63.16                 80.52                49.30            55.57
--------- -------------------- ----------------------- ---------------- -----------------
   68            67.28                 85.23                52.52            58.99
--------- -------------------- ----------------------- ---------------- -----------------
   69            71.73                 90.27                56.04            62.72
--------- -------------------- ----------------------- ---------------- -----------------
   70            76.52                 95.66                59.88            66.80
--------- -------------------- ----------------------- ---------------- -----------------
   71            81.69                 101.41               64.08            71.26
--------- -------------------- ----------------------- ---------------- -----------------
   72            87.24                 107.54               68.67            76.11
--------- -------------------- ----------------------- ---------------- -----------------
   73            93.18                 114.01               73.64            81.35
--------- -------------------- ----------------------- ---------------- -----------------
   74            99.50                 120.81               79.03            86.97
--------- -------------------- ----------------------- ---------------- -----------------
   75           106.21                 127.90               84.84            92.97
--------- -------------------- ----------------------- ---------------- -----------------
   76           113.33                 135.27               91.10            99.39
--------- -------------------- ----------------------- ---------------- -----------------
   77           120.92                 142.94               97.88            106.27
--------- -------------------- ----------------------- ---------------- -----------------
   78           129.04                 150.99              105.24            113.68
--------- -------------------- ----------------------- ---------------- -----------------
   79           137.79                 159.53              113.28            121.73
--------- -------------------- ----------------------- ---------------- -----------------
   80           147.23                 168.60              122.07            130.49
--------- -------------------- ----------------------- ---------------- -----------------
   81           147.23                 168.60              122.07            130.49
--------- -------------------- ----------------------- ---------------- -----------------
   82           147.23                 168.60              122.07            130.49
--------- -------------------- ----------------------- ---------------- -----------------
   83           147.23                 168.60              122.07            130.49
--------- -------------------- ----------------------- ---------------- -----------------
   84           147.23                 168.60              122.07            130.49
--------- -------------------- ----------------------- ---------------- -----------------
   85           147.23                 168.60              122.07            130.49
--------- -------------------- ----------------------- ---------------- -----------------

                          ADMINISTRATIVE TARGET FACTOR
------------------ ------------------------ ----------------------------

    ISSUE AGE       Administrative Target      Administrative Target
                          Component                  Component
                    With Specified Amount    With Specified Amount Of
                     Less Than $100,000          $100,000 And More
------------------ ------------------------ ----------------------------
  0 through 35              6.00                       4.00
------------------ ------------------------ ----------------------------
  36 through 55             7.50                       5.00
------------------ ------------------------ ----------------------------
  56 through 85             7.50                       6.50
------------------ ------------------------ ----------------------------

ILLUSTRATIONS

Before you purchase the policy and upon request thereafter, we will provide illustrations of future benefits under the policy based upon the proposed Insured's age and premium class, the Death Benefits option, face amount, planned periodic Premiums, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a policy year.

ADVERTISING


RATING AGENCIES


Independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company rank and rate us. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the Investment Experience or financial strength of the variable account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend us or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


MONEY MARKET YIELDS

We may advertise the "yield" and "effective yield" for the money market sub-account. Yield and effective yield are annualized, which means that it is assumed that the underlying mutual fund generates the same level of net income throughout a year.

Yield is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the underlying mutual fund's units. The effective yield is calculated similarly, but reflects assumed compounding, calculated under rules prescribed by the SEC. Thus, effective yield will be slightly higher than yield, due to the compounding.

HISTORICAL PERFORMANCE OF THE SUB-ACCOUNTS

We will advertise historical performance of the sub-accounts in accordance with SEC prescribed calculations. Please note that performance information is annualized. However, if a sub-account has been available in the variable account for less than one year, the performance information for that sub-account is not annualized. Performance information is based on historical earnings and is not intended to predict or project future results.


TAX DEFINITION OF LIFE INSURANCE

Section 7702(b)(1) of the Code provides that if one of two alternate tests is met, a policy will be treated as life insurance for federal tax purposes. The two tests are referred to as the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. Both tests are available to flexible premium policies such as this one.

The tables below show, numerically, the requirements for each test.

 GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
TABLE OF APPLICABLE PERCENTAGES OF CASH VALUE
-----------------------------------------
  ATTAINED AGE OF    PERCENTAGE OF CASH
      INSURED               VALUE
-----------------------------------------
      0-40                  250%
-----------------------------------------
         41                 243%
-----------------------------------------
         42                 236%
-----------------------------------------
         43                 229%
-----------------------------------------
         44                 222%
-----------------------------------------
         45                 215%
-----------------------------------------
         46                 209%
-----------------------------------------
         47                 203%
-----------------------------------------
         48                 197%
-----------------------------------------
         49                 191%
-----------------------------------------
         50                 185%
-----------------------------------------
         51                 178%
-----------------------------------------
         52                 171%
-----------------------------------------
         53                 164%
-----------------------------------------
         54                 157%
-----------------------------------------
         55                 150%
-----------------------------------------
         56                 146%
-----------------------------------------
         57                 142%
-----------------------------------------
         58                 138%
-----------------------------------------
         59                 134%
-----------------------------------------
         60                 130%
-----------------------------------------
         61                 128%
-----------------------------------------
         62                 126%
-----------------------------------------
         63                 124%
-----------------------------------------
         64                 122%
-----------------------------------------
         65                 120%
-----------------------------------------
         66                 119%
-----------------------------------------
         67                 118%
-----------------------------------------
         68                 117%
-----------------------------------------
         69                 116%
-----------------------------------------
         70                 115%
-----------------------------------------
         71                 113%
-----------------------------------------
         72                 111%
-----------------------------------------
         73                 109%
-----------------------------------------
         74                 107%
-----------------------------------------
         75                 105%
-----------------------------------------
         76                 105%
-----------------------------------------
         77                 105%
-----------------------------------------
         78                 105%
-----------------------------------------
         79                 105%
-----------------------------------------
         80                 105%
-----------------------------------------
         81                 105%
-----------------------------------------
         82                 105%
-----------------------------------------
         83                 105%
-----------------------------------------
         84                 105%
-----------------------------------------
         85                 105%
-----------------------------------------
         86                 105%
-----------------------------------------
         87                 105%
-----------------------------------------
         88                 105%
-----------------------------------------
         89                 105%
-----------------------------------------

-----------------------------------------
         90                 105%
-----------------------------------------
         91                 104%
-----------------------------------------
         92                 103%
-----------------------------------------
         93                 102%
-----------------------------------------
         94                 101%
-----------------------------------------
         95                 101%
-----------------------------------------
         96                 101%
-----------------------------------------
         97                 101%
-----------------------------------------
         98                 101%
-----------------------------------------
         99                 101%
-----------------------------------------
        100                 100%
-----------------------------------------

                          Cash Value Accumulation Test

The Cash Value Accumulation Test also requires the Death Benefit to exceed an applicable percentage of the Cash Value. These applicable percentages are calculated by determining net single premiums for each policy year given a set of actuarial assumptions. The relevant material assumptions include an interest rate of 4% and 1980 CSO guaranteed mortality as prescribed in Revenue Code
Section 7702 for the Cash Value Accumulation Test. The resulting net single premiums are then inverted (i.e., multiplied by 1/net single premium) to give the applicable Cash Value percentages. These premiums vary with the ages, sexes, and risk classifications of the Insureds.

The table below provides an example of applicable percentages for the Cash Value Accumulation Test. This example is for a male non-tobacco preferred issue age 55.

----------------------------------------
       POLICY          PERCENTAGE OF
        YEAR             CASH VALUE
----------------------------------------
         1                  302%
----------------------------------------
         2                  290%
----------------------------------------
         3                  279%
----------------------------------------
         4                  269%
----------------------------------------
         5                  259%
----------------------------------------
         6                  249%
----------------------------------------
         7                  240%
----------------------------------------
         8                  231%
----------------------------------------
         9                  223%
----------------------------------------
         10                 215%
----------------------------------------
         11                 207%
----------------------------------------
         12                 200%
----------------------------------------
         13                 193%
----------------------------------------
         14                 186%
----------------------------------------
         15                 180%
----------------------------------------
         16                 174%
----------------------------------------
         17                 169%
----------------------------------------
         18                 164%
----------------------------------------
         19                 159%
----------------------------------------
         20                 154%
----------------------------------------
         21                 150%
----------------------------------------
         22                 146%
----------------------------------------
         23                 142%
----------------------------------------
         24                 139%
----------------------------------------
         25                 136%
----------------------------------------
         26                 133%
----------------------------------------
         27                 130%
----------------------------------------

----------------------------------------
         28                 127%
----------------------------------------
         29                 125%
----------------------------------------
         30                 123%
----------------------------------------
         31                 121%
----------------------------------------
         32                 119%
----------------------------------------
         33                 118%
----------------------------------------
         34                 116%
----------------------------------------
         35                 115%
----------------------------------------
         36                 113%
----------------------------------------
         37                 112%
----------------------------------------
         38                 111%
----------------------------------------
         39                 110%
----------------------------------------
         40                 108%
----------------------------------------
         41                 107%
----------------------------------------
         42                 106%
----------------------------------------
         43                 104%
----------------------------------------
         44                 103%
----------------------------------------
         45                 102%
----------------------------------------

================================================================================

                          Independent Auditors' Report

The Board of Directors of Nationwide Life Insurance Company and
 Contract Owners of Nationwide VLI Separate Account-5:

     We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VLI Separate Account-5 (comprised of the sub-accounts listed in note 1(b)) (collectively, "the Account") as of December 31, 2003, and the related statements of operations and changes in contract owners' equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2003, and the results of its operations, changes in contract owners' equity, and financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 20, 2004

================================================================================

================================================================================

                        NATIONWIDE VLI SEPARATE ACCOUNT-5

          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                                DECEMBER 31, 2003

ASSETS:

  Investments at fair value:

    W & R Target Funds - Asset Strategy Portfolio (WRAsStrat)
     830,815 shares (cost $5,329,197)...............................  $  5,752,311

    W & R Target Funds - Balanced Portfolio (WRBal)
     533,002 shares (cost $3,497,758)...............................     3,810,487

    W & R Target Funds - Bond Portfolio (WRBnd)
     653,994 shares (cost $3,696,241)...............................     3,643,402

    W & R Target Funds - Core Equity Portfolio (WRCoreEq)
     1,040,940 shares (cost $9,275,012).............................     9,784,419

    W & R Target Funds - Dividend Income Portfolio (WRDiv)
     9 shares (cost $44)............................................            44

    W & R Target Funds - Growth Portfolio (WRGrowth)
     1,486,338 shares (cost $11,078,098)............................    12,079,023

    W & R Target Funds - High Income Portfolio (WRHiInc)
     846,858 shares (cost $2,773,990)...............................     2,826,388

    W & R Target Funds - International II (WRInt2)
     84 shares (cost $1,281)........................................         1,337

    W & R Target Funds - International Portfolio (WRIntl)
     360,557 shares (cost $1,910,137)...............................     2,117,263

    W & R Target Funds - Limited-Term Bond Portfolio (WRLTBond)
     136,564 shares (cost $777,099).................................       768,107

    W & R Target Funds - Micro Cap Growth (WRMicCpGrw)
     80 shares (cost $1,028)........................................         1,078

    W & R Target Funds - Money Market Portfolio (WRMMkt)
     830,250 shares (cost $830,250).................................       830,250

    W & R Target Funds - Science & Technology Portfolio (WRSciTech)
     426,405 shares (cost $4,555,654)...............................     5,282,435

    W & R Target Funds - Small Cap Portfolio (WRSmCap)
     797,644 shares (cost $5,638,946)...............................     6,756,286

    W & R Target Funds - Small Cap Value (WRSmCpVal)
     7 shares (cost $102)...........................................           105

    W & R Target Funds - Value Portfolio (WRValue)
     790,885 shares (cost $3,748,379)...............................     4,333,257
                                                                      ------------
       Total Investments............................................    57,986,192

  Accounts Receivable...............................................             -
                                                                      ------------
       Total Assets.................................................    57,986,192

Accounts Payable....................................................         1,261
                                                                      ------------
Contract Owners Equity (note 7).....................................  $ 57,984,931
                                                                      ============

See accompanying notes to financial statements.

================================================================================

================================================================================

NATIONWIDE VLI SEPARATE ACCOUNT-5
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

                                                                  Total           WRAsStrat           WRBal             WRBnd
                                                             --------------    --------------    --------------    --------------
INVESTMENT ACTIVITY:
  Reinvested dividends ...................................   $      601,485            62,910            24,737           166,488
  Mortality and expense risk charges .....................                -                 -                 -                 -
                                                             --------------    --------------    --------------    --------------
    Net investment income (loss) .........................          601,485            62,910            24,737           166,488
                                                             --------------    --------------    --------------    --------------

    Proceeds from mutual fund shares sold ................       10,803,196           394,296           250,885           605,385
    Cost of mutual fund shares sold ......................      (11,080,252)         (384,608)         (268,585)         (587,400)
                                                             --------------    --------------    --------------    --------------
      Realized gain (loss) on investments ................         (277,056)            9,688           (17,700)           17,985
    Change in unrealized gain (loss) on investments ......        8,267,549           453,772           519,626           (53,261)
                                                             --------------    --------------    --------------    --------------
      Net gain (loss) on investments .....................        7,990,493           463,460           501,926           (35,276)
                                                             --------------    --------------    --------------    --------------
    Reinvested capital gains .............................           25,360            25,360                 -                 -
                                                             --------------    --------------    --------------    --------------
        Net increase (decrease) in contract owners'
         equity resulting from operations ................   $    8,617,338           551,730           526,663           131,212
                                                             ==============    ==============    ==============    ==============

                                                                WRCoreEq          WRGrowth           WRHiInc           WRInt2
                                                             --------------    --------------    --------------    --------------
INVESTMENT ACTIVITY:
  Reinvested dividends ...................................           68,398               120           199,086                20
  Mortality and expense risk charges .....................                -                 -                 -                 -
                                                             --------------    --------------    --------------    --------------
    Net investment income (loss) .........................           68,398               120           199,086                20
                                                             --------------    --------------    --------------    --------------

    Proceeds from mutual fund shares sold ................          540,500           373,459           142,440                 8
    Cost of mutual fund shares sold ......................         (685,682)         (451,580)         (148,506)               (8)
                                                             --------------    --------------    --------------    --------------
      Realized gain (loss) on investments ................         (145,182)          (78,121)           (6,066)                -
    Change in unrealized gain (loss) on investments ......        1,408,147         2,003,528           178,829                56
                                                             --------------    --------------    --------------    --------------
      Net gain (loss) on investments .....................        1,262,965         1,925,407           172,763                56
                                                             --------------    --------------    --------------    --------------
    Reinvested capital gains .............................                -                 -                 -                 -
                                                             --------------    --------------    --------------    --------------
        Net increase (decrease) in contract owners'
         equity resulting from operations ................        1,331,363         1,925,527           371,849                76
                                                             ==============    ==============    ==============    ==============

                                                                 WRIntl           WRLTBond         WRMicCpGrw          WRMMkt
                                                             --------------    --------------    --------------    --------------
INVESTMENT ACTIVITY:
  Reinvested dividends ...................................   $       29,597            21,156                 -             7,049
  Mortality and expense risk charges .....................                -                 -                 -                 -
                                                             --------------    --------------    --------------    --------------
    Net investment income (loss) .........................           29,597            21,156                 -             7,049
                                                             --------------    --------------    --------------    --------------

    Proceeds from mutual fund shares sold ................           73,941           330,782                14         7,434,099
    Cost of mutual fund shares sold ......................          (97,634)         (321,564)              (15)       (7,434,099)
                                                             --------------    --------------    --------------    --------------
      Realized gain (loss) on investments ................          (23,693)            9,218                (1)                -
    Change in unrealized gain (loss) on investments ......          381,709           (10,253)               50                 -
                                                             --------------    --------------    --------------    --------------
      Net gain (loss) on investments .....................          358,016            (1,035)               49                 -
                                                             --------------    --------------    --------------    --------------
    Reinvested capital gains .............................                -                 -                 -                 -
                                                             --------------    --------------    --------------    --------------
        Net increase (decrease) in contract owners'
         equity resulting from operations ................   $      387,613            20,121                49             7,049
                                                             ==============    ==============    ==============    ==============

                                                                WRSciTech          WRSmCap          WRSmCpVal          WRValue
                                                             --------------    --------------    --------------    --------------
INVESTMENT ACTIVITY:
  Reinvested dividends ...................................                -                 -                 -            21,924
  Mortality and expense risk charges .....................                -                 -                 -                 -
                                                             --------------    --------------    --------------    --------------
    Net investment income (loss) .........................                -                 -                 -            21,924
                                                             --------------    --------------    --------------    --------------

    Proceeds from mutual fund shares sold ................           84,244           180,513                11           392,619
    Cost of mutual fund shares sold ......................         (104,293)         (194,774)              (10)         (401,494)
                                                             --------------    --------------    --------------    --------------
      Realized gain (loss) on investments ................          (20,049)          (14,261)                1            (8,875)
    Change in unrealized gain (loss) on investments ......        1,088,736         1,506,498                 3           790,109
                                                             --------------    --------------    --------------    --------------
      Net gain (loss) on investments .....................        1,068,687         1,492,237                 4           781,234
                                                             --------------    --------------    --------------    --------------
    Reinvested capital gains .............................                -                 -                 -                 -
                                                             --------------    --------------    --------------    --------------
        Net increase (decrease) in contract owners'
         equity resulting from operations ................        1,068,687         1,492,237                 4           803,158
                                                             ==============    ==============    ==============    ==============

See accompanying notes to financial statements.

================================================================================

================================================================================

NATIONWIDE VLI SEPARATE ACCOUNT-5
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                              Total                             WRAsStrat
                                                --------------------------------    --------------------------------
                                                     2003              2002              2003              2002
                                                --------------    --------------    --------------    --------------
INVESTMENT ACTIVITY:
  Net investment income (loss) ..............   $      601,485           405,303            62,910            50,970
  Realized gain (loss) on investments .......         (277,056)         (125,456)            9,688            (2,322)
  Change in unrealized gain (loss) on
   investments ..............................        8,267,549        (3,548,455)          453,772            15,141
  Reinvested capital gains ..................           25,360                 -            25,360                 -
                                                --------------    --------------    --------------    --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations .............................        8,617,338        (3,268,608)          551,730            63,789
                                                --------------    --------------    --------------    --------------
EQUITY TRANSACTIONS:
  Purchase payments received from
   contract owners (note 6) .................       23,220,349        27,916,506         1,497,290           827,056
  Transfers between funds ...................                -                 -         1,223,982         1,597,401
  Surrenders (note 6) .......................         (915,174)          (88,372)          (88,420)          (16,503)
  Death benefits (note 4) ...................         (123,581)             (992)           (4,440)                -
  Net policy repayments (loans) (note 5) ....         (371,201)         (189,787)          (29,885)          (12,931)
  Deductions for surrender charges
   (note 2d) ................................         (385,194)          (70,363)          (37,216)          (13,140)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ........................       (5,880,481)       (3,890,814)         (594,497)         (321,669)
  Asset charges (note 3) ....................         (213,343)         (116,079)          (21,061)           (9,867)
                                                --------------    --------------    --------------    --------------
      Net equity transactions ...............       15,331,375        23,560,099         1,945,753         2,050,347
                                                --------------    --------------    --------------    --------------

Net change in contract owners' equity .......       23,948,713        20,291,491         2,497,483         2,114,136
Contract owners' equity beginning of
 period .....................................       34,036,218        13,744,727         3,253,529         1,139,393
                                                --------------    --------------    --------------    --------------
Contract owners' equity end of period .......   $   57,984,931        34,036,218         5,751,012         3,253,529
                                                ==============    ==============    ==============    ==============
CHANGES IN UNITS:
  Beginning units ...........................        4,310,236         1,499,264           336,733           121,796
                                                --------------    --------------    --------------    --------------
  Units purchased ...........................        3,612,604         5,031,859           273,815           252,760
  Units redeemed ............................       (1,796,285)       (2,220,887)          (76,600)          (37,823)
                                                --------------    --------------    --------------    --------------
  Ending units ..............................        6,126,555         4,310,236           533,948           336,733
                                                ==============    ==============    ==============    ==============

                                                              WRBal                               WRBnd
                                                --------------------------------    --------------------------------
                                                     2003              2002              2003              2002
                                                --------------    --------------    --------------    --------------
INVESTMENT ACTIVITY:
  Net investment income (loss) ..............           24,737            41,732           166,488           113,584
  Realized gain (loss) on investments .......          (17,700)           (6,877)           17,985             1,858
  Change in unrealized gain (loss) on
   investments ..............................          519,626          (184,433)          (53,261)           23,891
  Reinvested capital gains ..................                -                 -                 -                 -
                                                --------------    --------------    --------------    --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations .............................          526,663          (149,578)          131,212           139,333
                                                --------------    --------------    --------------    --------------
EQUITY TRANSACTIONS:
  Purchase payments received from
   contract owners (note 6) .................          912,968           662,974           830,638           437,609
  Transfers between funds ...................          664,471           996,977           422,122         1,714,366
  Surrenders (note 6) .......................          (94,150)           (4,427)          (47,547)           (3,802)
  Death benefits (note 4) ...................           (3,639)                -              (100)                -
  Net policy repayments (loans) (note 5) ....           (8,944)          (14,923)          (40,044)          (10,334)
  Deductions for surrender charges
   (note 2d) ................................          (39,627)           (3,525)          (20,012)           (3,027)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ........................         (377,662)         (243,538)         (388,478)         (197,026)
  Asset charges (note 3) ....................          (13,623)           (7,848)          (14,441)           (6,672)
                                                --------------    --------------    --------------    --------------
      Net equity transactions ...............        1,039,794         1,385,690           742,138         1,931,114
                                                --------------    --------------    --------------    --------------

Net change in contract owners' equity .......        1,566,457         1,236,112           873,350         2,070,447
Contract owners' equity beginning of
 period .....................................        2,244,036         1,007,924         2,770,055           699,608
                                                --------------    --------------    --------------    --------------
Contract owners' equity end of period .......        3,810,493         2,244,036         3,643,405         2,770,055
                                                ==============    ==============    ==============    ==============
CHANGES IN UNITS:
  Beginning units ...........................          254,190           104,565           231,061            63,596
                                                --------------    --------------    --------------    --------------
  Units purchased ...........................          163,665           179,747           113,332           186,744
  Units redeemed ............................          (55,418)          (30,122)          (52,689)          (19,279)
                                                --------------    --------------    --------------    --------------
  Ending units ..............................          362,437           254,190           291,704           231,061
                                                ==============    ==============    ==============    ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-5
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                            WRCoreEq                              WRDiv
                                                --------------------------------    --------------------------------
                                                     2003              2002              2003              2002
                                                --------------    --------------    --------------    --------------
INVESTMENT ACTIVITY:
  Net investment income (loss) ..............   $       68,398            36,597                 -                 -
  Realized gain (loss) on investments .......         (145,182)          (39,644)                -                 -
  Change in unrealized gain (loss) on
   investments ..............................        1,408,147          (971,604)                -                 -
  Reinvested capital gains ..................                -                 -                 -                 -
                                                --------------    --------------    --------------    --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations .............................        1,331,363          (974,651)                -                 -
                                                --------------    --------------    --------------    --------------
EQUITY TRANSACTIONS:
  Purchase payments received from
   contract owners (note 6) .................        2,275,136         1,746,107                25                 -
  Transfers between funds ...................        1,132,652         3,239,618                19                 -
  Surrenders (note 6) .......................         (142,692)          (12,192)                -                 -
  Death benefits (note 4) ...................           (5,055)             (315)                -                 -
  Net policy repayments (loans) (note 5) ....          (21,592)          (41,284)                -                 -
  Deductions for surrender charges
   (note 2d) ................................          (60,058)           (9,707)                -                 -
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ........................         (933,387)         (679,500)               (4)                -
  Asset charges (note 3) ....................          (35,587)          (21,053)                -                 -
                                                --------------    --------------    --------------    --------------
      Net equity transactions ...............        2,209,417         4,221,674                40                 -
                                                --------------    --------------    --------------    --------------

Net change in contract owners' equity .......        3,540,780         3,247,023                40                 -
Contract owners' equity beginning of
 period .....................................        6,243,665         2,996,642                 -                 -
                                                --------------    --------------    --------------    --------------
Contract owners' equity end of period .......   $    9,784,445         6,243,665                40                 -
                                                ==============    ==============    ==============    ==============
CHANGES IN UNITS:
  Beginning units ...........................          915,372           344,299                 -                 -
                                                --------------    --------------    --------------    --------------
  Units purchased ...........................          471,745           676,026                 4                 -
  Units redeemed ............................         (163,853)         (104,953)                -                 -
                                                --------------    --------------    --------------    --------------
  Ending units ..............................        1,223,264           915,372                 4                 -
                                                ==============    ==============    ==============    ==============

                                                            WRGrowth                             WRHiInc
                                                --------------------------------    --------------------------------
                                                     2003              2002              2003              2002
                                                --------------    --------------    --------------    --------------
INVESTMENT ACTIVITY:
  Net investment income (loss) ..............              120               862           199,086           111,727
  Realized gain (loss) on investments .......          (78,121)          (25,134)           (6,066)           (1,540)
  Change in unrealized gain (loss) on
   investments ..............................        2,003,528        (1,054,865)          178,829          (103,164)
  Reinvested capital gains ..................                -                 -                 -                 -
                                                --------------    --------------    --------------    --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations .............................        1,925,527        (1,079,137)          371,849             7,023
                                                --------------    --------------    --------------    --------------
EQUITY TRANSACTIONS:
  Purchase payments received from
   contract owners (note 6) .................        3,140,227         2,041,309           620,938           337,674
  Transfers between funds ...................        1,896,321         3,593,173           743,965           845,202
  Surrenders (note 6) .......................         (161,353)          (19,928)          (33,459)           (2,322)
  Death benefits (note 4) ...................          (20,559)             (318)                -                 -
  Net policy repayments (loans) (note 5) ....          (42,123)          (46,279)          (15,381)           (6,571)
  Deductions for surrender charges
   (note 2d) ................................          (67,913)          (15,867)          (14,083)           (1,848)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ........................       (1,189,697)         (761,299)         (237,533)         (119,847)
  Asset charges (note 3) ....................          (42,926)          (22,568)           (9,583)           (3,652)
                                                --------------    --------------    --------------    --------------
      Net equity transactions ...............        3,511,977         4,768,223         1,054,864         1,048,636
                                                --------------    --------------    --------------    --------------

Net change in contract owners' equity .......        5,437,504         3,689,086         1,426,713         1,055,659
Contract owners' equity beginning of
 period .....................................        6,641,549         2,952,463         1,399,677           344,018
                                                --------------    --------------    --------------    --------------
Contract owners' equity end of period .......       12,079,053         6,641,549         2,826,390         1,399,677
                                                ==============    ==============    ==============    ==============
CHANGES IN UNITS:
  Beginning units ...........................          972,361           340,198           129,758            31,247
                                                --------------    --------------    --------------    --------------
  Units purchased ...........................          666,664           751,029           115,214           111,144
  Units redeemed ............................         (201,928)         (118,866)          (26,139)          (12,633)
                                                --------------    --------------    --------------    --------------
  Ending units ..............................        1,437,097           972,361           218,833           129,758
                                                ==============    ==============    ==============    ==============

NATIONWIDE VLI SEPARATE ACCOUNT-5
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                             WRInt2                              WRIntl
                                                --------------------------------    --------------------------------
                                                     2003              2002              2003              2002
                                                --------------    --------------    --------------    --------------
INVESTMENT ACTIVITY:
  Net investment income (loss) ..............   $           20                 -            29,597             5,748
  Realized gain (loss) on investments .......                -                 -           (23,693)          (16,541)
  Change in unrealized gain (loss) on
   investments ..............................               56                 -           381,709          (146,904)
  Reinvested capital gains ..................                -                 -                 -                 -
                                                --------------    --------------    --------------    --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations .............................               76                 -           387,613          (157,697)
                                                --------------    --------------    --------------    --------------
EQUITY TRANSACTIONS:
  Purchase payments received from
   contract owners (note 6) .................            1,131                 -           484,640           343,992
  Transfers between funds ...................              138                 -           254,886           611,006
  Surrenders (note 6) .......................                -                 -           (17,396)           (1,450)
  Death benefits (note 4) ...................                -                 -            (4,755)                -
  Net policy repayments (loans) (note 5) ....                -                 -            (8,652)          (11,118)
  Deductions for surrender charges
   (note 2d) ................................                -                 -            (7,322)           (1,155)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ........................               (2)                -          (177,595)         (127,756)
  Asset charges (note 3) ....................               (1)                -            (6,818)           (3,904)
                                                --------------    --------------    --------------    --------------
      Net equity transactions ...............            1,266                 -           516,988           809,615
                                                --------------    --------------    --------------    --------------

Net change in contract owners' equity .......            1,342                 -           904,601           651,918
Contract owners' equity beginning of
 period .....................................                -                 -         1,212,678           560,760
                                                --------------    --------------    --------------    --------------
Contract owners' equity end of period .......   $        1,342                 -         2,117,279         1,212,678
                                                ==============    ==============    ==============    ==============
CHANGES IN UNITS:
  Beginning units ...........................                -                 -           187,574            70,992
                                                --------------    --------------    --------------    --------------
  Units purchased ...........................              125                 -           109,591           138,657
  Units redeemed ............................               (1)                -           (34,952)          (22,075)
                                                --------------    --------------    --------------    --------------
  Ending units ..............................              124                 -           262,213           187,574
                                                ==============    ==============    ==============    ==============

                                                            WRLTBond                           WRMicCpGrw
                                                --------------------------------    --------------------------------
                                                     2003              2002              2003              2002
                                                --------------    --------------    --------------    --------------
INVESTMENT ACTIVITY:
  Net investment income (loss) ..............           21,156             9,143                 -                 -
  Realized gain (loss) on investments .......            9,218               247                (1)                -
  Change in unrealized gain (loss) on
   investments ..............................          (10,253)            2,692                50                 -
  Reinvested capital gains ..................                -                 -                 -                 -
                                                --------------    --------------    --------------    --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations .............................           20,121            12,082                49                 -
                                                --------------    --------------    --------------    --------------
EQUITY TRANSACTIONS:
  Purchase payments received from
   contract owners (note 6) .................          216,202            96,967               759                 -
  Transfers between funds ...................          261,532           274,048               298                 -
  Surrenders (note 6) .......................           (6,969)             (185)                -                 -
  Death benefits (note 4) ...................          (23,432)                -                 -                 -
  Net policy repayments (loans) (note 5) ....           (5,455)             (884)                -                 -
  Deductions for surrender charges
   (note 2d) ................................           (2,934)             (147)                -                 -
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ........................          (87,059)          (31,278)              (30)                -
  Asset charges (note 3) ....................           (3,069)             (963)                -                 -
                                                --------------    --------------    --------------    --------------
      Net equity transactions ...............          348,816           337,558             1,027                 -
                                                --------------    --------------    --------------    --------------

Net change in contract owners' equity .......          368,937           349,640             1,076                 -
Contract owners' equity beginning of
 period .....................................          399,181            49,541                 -                 -
                                                --------------    --------------    --------------    --------------
Contract owners' equity end of period .......          768,118           399,181             1,076                 -
                                                ==============    ==============    ==============    ==============
CHANGES IN UNITS:
  Beginning units ...........................           34,161             4,470                 -                 -
                                                --------------    --------------    --------------    --------------
  Units purchased ...........................           41,959            32,652               104                 -
  Units redeemed ............................          (12,398)           (2,961)               (3)                -
                                                --------------    --------------    --------------    --------------
  Ending units ..............................           63,722            34,161               101                 -
                                                ==============    ==============    ==============    ==============

                                                                     (Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-5
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                             WRMMkt                             WRSciTech
                                                --------------------------------    --------------------------------
                                                     2003              2002              2003              2002
                                                --------------    --------------    --------------    --------------
INVESTMENT ACTIVITY:
  Net investment income (loss) ..............   $        7,049            15,370                 -                21
  Realized gain (loss) on investments .......                -                 -           (20,049)          (16,657)
  Change in unrealized gain (loss) on
   investments ..............................                -                 -         1,088,736          (422,134)
  Reinvested capital gains ..................                -                 -                 -                 -
                                                --------------    --------------    --------------    --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations .............................            7,049            15,370         1,068,687          (438,770)
                                                --------------    --------------    --------------    --------------
EQUITY TRANSACTIONS:
  Purchase payments received from
   contract owners (note 6) .................        9,188,402        18,746,751         1,490,209         1,025,963
  Transfers between funds ...................       (9,142,650)      (17,622,388)          814,388         1,162,759
  Surrenders (note 6) .......................         (104,996)           (9,764)          (67,937)           (8,143)
  Death benefits (note 4) ...................                -              (359)             (168)                -
  Net policy repayments (loans) (note 5) ....         (112,514)           14,489           (24,441)          (24,910)
  Deductions for surrender charges
   (note 2d) ................................          (44,193)           (7,775)          (28,595)           (6,484)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ........................         (354,475)         (444,178)         (541,199)         (355,916)
  Asset charges (note 3) ....................           (9,377)          (11,432)          (18,650)           (9,440)
                                                --------------    --------------    --------------    --------------
      Net equity transactions ...............         (579,803)          665,344         1,623,607         1,783,829
                                                --------------    --------------    --------------    --------------

Net change in contract owners' equity .......         (572,754)          680,714         2,692,294         1,345,059
Contract owners' equity beginning of
 period .....................................        1,402,928           722,214         2,590,147         1,245,088
                                                --------------    --------------    --------------    --------------
Contract owners' equity end of period .......   $      830,174         1,402,928         5,282,441         2,590,147
                                                ==============    ==============    ==============    ==============
CHANGES IN UNITS:
  Beginning units ...........................          133,242            69,373           398,372           145,565
                                                --------------    --------------    --------------    --------------
  Units purchased ...........................          874,996         1,793,564           318,499           312,871
  Units redeemed ............................         (929,797)       (1,729,695)          (94,094)          (60,064)
                                                --------------    --------------    --------------    --------------
  Ending units ..............................           78,441           133,242           622,777           398,372
                                                ==============    ==============    ==============    ==============

                                                             WRSmCap                            WRSmCpVal
                                                --------------------------------    --------------------------------
                                                     2003              2002              2003              2002
                                                --------------    --------------    --------------    --------------
INVESTMENT ACTIVITY:
  Net investment income (loss) ..............                -                 -                 -                 -
  Realized gain (loss) on investments .......          (14,261)          (11,853)                1                 -
  Change in unrealized gain (loss) on
   investments ..............................        1,506,498          (488,819)                3                 -
  Reinvested capital gains ..................                -                 -                 -                 -
                                                --------------    --------------    --------------    --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations .............................        1,492,237          (500,672)                4                 -
                                                --------------    --------------    --------------    --------------
EQUITY TRANSACTIONS:
  Purchase payments received from
   contract owners (note 6) .................        1,584,036         1,048,618                24                 -
  Transfers between funds ...................        1,074,512         1,808,514                88                 -
  Surrenders (note 6) .......................          (74,453)           (8,231)                -                 -
  Death benefits (note 4) ...................          (10,252)                -                 -                 -
  Net policy repayments (loans) (note 5) ....          (29,144)          (27,428)                -                 -
  Deductions for surrender charges
   (note 2d) ................................          (31,337)           (6,554)                -                 -
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ........................         (613,408)         (385,485)               (7)                -
  Asset charges (note 3) ....................          (23,139)          (11,579)                -                 -
                                                --------------    --------------    --------------    --------------
      Net equity transactions ...............        1,876,815         2,417,855               105                 -
                                                --------------    --------------    --------------    --------------

Net change in contract owners' equity .......        3,369,052         1,917,183               109                 -
Contract owners' equity beginning of
 period .....................................        3,387,240         1,470,057                 -                 -
                                                --------------    --------------    --------------    --------------
Contract owners' equity end of period .......        6,756,292         3,387,240               109                 -
                                                ==============    ==============    ==============    ==============
CHANGES IN UNITS:
  Beginning units ...........................          437,696           148,567                 -                 -
                                                --------------    --------------    --------------    --------------
  Units purchased ...........................          291,589           344,223                11                 -
  Units redeemed ............................          (86,246)          (55,094)               (1)                -
                                                --------------    --------------    --------------    --------------
  Ending units ..............................          643,039           437,696                10                 -
                                                ==============    ==============    ==============    ==============

NATIONWIDE VLI SEPARATE ACCOUNT-5
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, Continued
YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                             WRValue
                                                --------------------------------
                                                     2003              2002
                                                --------------    --------------
INVESTMENT ACTIVITY:
  Net investment income (loss) ..............   $       21,924            19,549
  Realized gain (loss) on investments .......           (8,875)           (6,993)
  Change in unrealized gain (loss) on
   investments ..............................          790,109          (218,256)
  Reinvested capital gains ..................                -                 -
                                                --------------    --------------
    Net increase (decrease) in contract
     owners' equity resulting from
     operations .............................          803,158          (205,700)
                                                --------------    --------------
EQUITY TRANSACTIONS:
  Purchase payments received from
   contract owners (note 6) .................          977,724           601,486
  Transfers between funds ...................          653,276         1,779,324
  Surrenders (note 6) .......................          (75,802)           (1,425)
  Death benefits (note 4) ...................          (51,181)                -
  Net policy repayments (loans) (note 5) ....          (33,026)           (7,614)
  Deductions for surrender charges
   (note 2d) ................................          (31,904)           (1,134)
  Redemptions to pay cost of insurance
   charges and administration charges
   (notes 2b and 2c) ........................         (385,448)         (223,322)
  Asset charges (note 3) ....................          (15,068)           (7,101)
                                                --------------    --------------
      Net equity transactions ...............        1,038,571         2,140,214
                                                --------------    --------------

Net change in contract owners' equity .......        1,841,729         1,934,514
Contract owners' equity beginning of
 period .....................................        2,491,533           557,019
                                                --------------    --------------
Contract owners' equity end of period .......   $    4,333,262         2,491,533
                                                ==============    ==============
CHANGES IN UNITS:
  Beginning units ...........................          279,716            54,596
                                                --------------    --------------
  Units purchased ...........................          171,291           252,442
  Units redeemed ............................          (62,166)          (27,322)
                                                --------------    --------------
  Ending units ..............................          388,841           279,716
                                                ==============    ==============

See accompanying notes to financial statements.

================================================================================

================================================================================

                        NATIONWIDE VLI SEPARATE ACCOUNT-5
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

(1)  BACKGROUND AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  Organization and Nature of Operations

          Nationwide VLI Separate Account-5 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on May 21, 1998. The Account is registered as a unit investment trust under the Investment Company Act of 1940.

          The Company offers Select Life and Survivorship Life Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through banks and other financial institutions; however, other distributors may be utilized.

     (b)  The Contracts

          Only contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees are offered for purchase. See note 2 for a discussion of contract expenses and note 3 for asset charges.

          Contract owners may invest in the following funds:

               Portfolios of the Waddell and Reed: W & R Target Funds, Inc.;
                 W & R Target Funds - Asset Strategy Portfolio (WRAsStrat)
                 W & R Target Funds - Balanced Portfolio (WRBal)
                 W & R Target Funds - Bond Portfolio (WRBnd)
                 W & R Target Funds - Core Equity Portfolio (WRCoreEq)
                 W & R Target Funds - Dividend Income Portfolio (WRDiv)
                 W & R Target Funds - Growth Portfolio (WRGrowth)
                 W & R Target Funds - High Income Portfolio (WRHiInc)
                 W & R Target Funds - International II (WRInt2)
                 W & R Target Funds - International Portfolio (WRIntl)
                 W & R Target Funds - Limited-Term Bond Portfolio (WRLTBond)
                 W & R Target Funds - Micro Cap Growth (WRMicCpGrw)
                 W & R Target Funds - Money Market Portfolio (WRMMkt)
                 W & R Target Funds - Science & Technology Portfolio (WRSciTech) W & R Target Funds - Small Cap Portfolio (WRSmCap)
                 W & R Target Funds - Small Cap Value (WRSmCpVal)
                 W & R Target Funds - Value Portfolio (WRValue)

          At December 31, 2003, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

          A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

          Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

     (c)  Security Valuation, Transactions and Related Investment Income

          The fair value of the underlying mutual funds is based on the closing net asset value per share at December 31, 2003. The cost of investments sold is determined on the specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

     (d)  Federal Income Taxes

          Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code.

          The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e)  Use of Estimates in the Preparation of Financial Statements

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)  POLICY CHARGES

     (a)  Deductions from Premium

          On Select Life and Survivorship Life insurance contracts, the Company deducts a charge for state premium taxes equal to 3.5% of all premiums received to cover the payment of these premium taxes. Additionally, the Company deducts a front-end sales load of up to 0.5% from each premium payment received for Select Life contracts. For Survivorship Life contracts, the sales load is 1.5% of each premium payment received in policy years one through ten and 0.5% thereafter. The Company may at its sole discretion reduce this sales loading.

     (b)  Cost of Insurance

          A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge varies widely and is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

     (c)  Administrative Charges

          For Advantage contracts, the Company deducts an annualized rate of 0.60% of the policy's cash value attributable to the variable account. These charges are assessed monthly against each contract by liquidating units.

          For Select Life contracts, the Company currently deducts a monthly administrative charge of $10 during the first policy year to recover policy maintenance, accounting, record keeping and other administrative expenses. For all subsequent years, a monthly administrative charge is deducted (currently $5 per month not to exceed $7.50). The charges are assessed against each contract by liquidating units.

                                                                     (Continued)

                        NATIONWIDE VLI SEPARATE ACCOUNT-5
                    NOTES TO FINANCIAL STATEMENTS, Continued

          For Survivorship Life contracts, the Company currently deducts a monthly administrative charge of $10 during the first policy year; $5 during policy years 2 through 20 if the specified amount is equal to or greater than $150,000;$8 during policy years 2 through 20 if the specified amount is less than $150,000; $0 during policy years 21 and on. If, at any time, there is an increase in specified amount the per $1,000 basic coverage charge will be assessed based on the amount of increase and the age of the younger insured at the time of the increase. The per $1,000 basic coverage charge assessed as a result of the specified amount increase will be assessed for three policy years. The charge is a product of the specified amount and the rider's cost rate, which will vary by the insured's age. The charges are assessed against each contract by liquidating units.

     (d)  Surrender Charges

          Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The amount of the charge is based upon a specified percentage of the initial surrender charge which varies by issue age, sex and rate class. For Select Life and Survivorship Life contracts, the charge is 100% of the initial surrender charge in the first year, declining to 0% of the initial surrender charge after the ninth year. For Advantage contracts, the charge is 100% of the initial surrender charge, declining to 0% after the twentieth year.

          The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

(3)  ASSET CHARGES

     For Advantage contracts, the Company deducts a monthly annualized charge of 0.60% of cash value attributable to the variable account.

     For Select Life contracts, the Company deducts a monthly charge of 0.50% on the first $25,000 of cash value attributable to the variable account, 0.25% of $25,001 up to $250,000 of cash value attributable to the variable account, and 0.08% of cash value attributable to the variable account in excess of $250,000.

     For Survivorship Life contracts, during the first through fifteenth policy year, the Company deducts a monthly charge of 0.60% on the first $25,000 of cash value attributable to the variable account, 0.30% on $25,001 up to $250,000 of cash value attributable to the variable account, and 0.10% of cash value attributable to the variable account in excess of $250,000. Thereafter, the charge is 0.60% of the first $25,000 of cash value attributable to the variable account and 0.10% of cash value attributable to the variable account in excess of $25,000.

     The above charges are assessed against each contract by liquidating units.

(4)  DEATH BENEFITS

     For Select Life contracts, death benefit proceeds result in a redemption of the contract value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For Survivorship Life contracts, the proceeds are payable on the death of the last surviving insured.In the event that the guaranteed death benefit exceeds the contract value on the date of death, the excess is paid by the Company's general account.

(5)  POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow 90% of a policy's cash surrender value (90% of the variable account value less the applicable deferred sales charge value). Select Life and Survivorship Life contracts are charged 3.9% on the outstanding loan balance and are due and payable in advance on the policy anniversary.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Interest credited is paid by the Company's general account to the Account. Loan repayments result in a transfer of collateral including interest back to the Account.

(6)  RELATED PARTY TRANSACTIONS

     The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

     Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company through fixed to variable or variable to fixed transactions (exchanges) or through loan transactions. The fixed account assets are not reflected in the accompanying financial statements.

     The Account portion of contract owner loans is transferred to the fixed account for administration and collection. Loan repayments are transferred from the fixed account to the Account and are allocated to the sub accounts at the discretion of the contract owner. Loans and loan repayments are included in net policy repayments (loans) on the accompanying Statements of Changes in Contract Owners' Equity.

     Exchanges are initiated, under certain restrictions, at the discretion of the contract owner. The contract owner may transfer assets between a fixed dollar contract of the Company and the sub accounts of the Account. Exchanges from the Account to the fixed account are included in surrenders, and exchanges to the Account from the fixed account are included in purchase payments received from contract owners, as applicable on the accompanying Statements of Changes in Contract Owners' Equity.

     For the periods ended December 31, 2003 and 2002, total loan repayments and exchanges to the Account from the fixed account were $107,722 and $18,427, respectively, and total loans and exchanges from the Account to the fixed account were $661,972 and $242,264, respectively.

                                                                     (Continued)

                        NATIONWIDE VLI SEPARATE ACCOUNT-5
                    NOTES TO FINANCIAL STATEMENTS, Continued

(7)  FINANCIAL HIGHLIGHTS

     The following is a summary of units outstanding, unit fair values and contract owners' equity for variable life and annuity contracts as of the end of the period indicated, and the contract expense rate, investment income ratio and total return for each period in the two year period ended December 31, 2003 and the period January 5, 2001 (commencement of operations) through December 31, 2001.

                                      CONTRACT                                                INVESTMENT
                                      EXPENSE                     UNIT          CONTRACT        INCOME        TOTAL
                                        RATE*       UNITS      FAIR VALUE    OWNERS' EQUITY     RATIO**     RETURN***
                                      --------    ---------   ------------   --------------   ----------    ---------
W & R Target Funds - Asset Strategy Portfolio
   2003 ...........................       0.00%     533,948   $  10.770735   $    5,751,012         1.39%       11.47%
   2002 ...........................       0.00%     336,733       9.662043        3,253,529         2.32%        3.28%
   2001 ...........................       0.00%     121,796       9.354930        1,139,393         4.58%       -9.96%

W & R Target Funds - Balanced Portfolio
   2003 ...........................       0.00%     362,437      10.513531        3,810,493         0.86%       19.09%
   2002 ...........................       0.00%     254,190       8.828185        2,244,036         2.57%       -8.41%
   2001 ...........................       0.00%     104,565       9.639210        1,007,924         4.79%       -5.94%

W & R Target Funds - Bond Portfolio
   2003 ...........................       0.00%     291,704      12.490076        3,643,405         5.06%        4.18%
   2002 ...........................       0.00%     231,061      11.988413        2,770,055         6.55%        8.98%
   2001 ...........................       0.00%      63,596      11.000810          699,608         8.61%        7.47%

W & R Target Funds - Core Equity Portfolio
   2003 ...........................       0.00%   1,223,264       7.998637        9,784,445         0.90%       17.27%
   2002 ...........................       0.00%     915,372       6.820904        6,243,665         0.79%      -21.63%
   2001 ...........................       0.00%     344,299       8.703605        2,996,642         0.45%      -14.91%

W & R Target Funds - Dividend Income Portfolio
   2003 ...........................       0.00%           4      10.000000               40         0.00%        0.00% 11/21/03

W & R Target Funds - Growth Portfolio
   2003 ...........................       0.00%   1,437,097       8.405176       12,079,053         0.00%       23.06%
   2002 ...........................       0.00%     972,361       6.830333        6,641,549         0.02%      -21.30%
   2001 ...........................       0.00%     340,198       8.678660        2,952,463         1.71%      -14.34%

W & R Target Funds - High Income Portfolio
   2003 ...........................       0.00%     218,833      12.915738        2,826,390         9.62%       19.74%
   2002 ...........................       0.00%     129,758      10.786828        1,399,677        12.82%       -2.02%
   2001 ...........................       0.00%      31,247      11.009645          344,018        17.47%        9.18%

W & R Target Funds - International II
   2003 ...........................       0.00%         124      10.824073            1,342        10.65%        8.24% 11/21/03

W & R Target Funds - International Portfolio
   2003 ...........................       0.00%     262,213       8.074653        2,117,279         1.98%       24.90%
   2002 ...........................       0.00%     187,574       6.465064        1,212,678         0.65%      -18.15%
   2001 ...........................       0.00%      70,992       7.898920          560,760         8.36%      -22.23%

W & R Target Funds - Limited-Term Bond Portfolio
   2003 ...........................       0.00%      63,722      12.054200          768,118         3.05%        3.16%
   2002 ...........................       0.00%      34,161      11.685285          399,181         4.08%        5.43%
   2001 ...........................       0.00%       4,470      11.083054           49,541         6.93%        9.21%

W & R Target Funds - Micro Cap Growth
   2003 ...........................       0.00%         101      10.657894            1,076         0.00%        6.58% 11/21/03

W & R Target Funds - Money Market Portfolio
   2003 ...........................       0.00%      78,441      10.583415          830,174         0.57%        0.52%
   2002 ...........................       0.00%     133,242      10.529172        1,402,928         1.45%        1.14%
   2001 ...........................       0.00%      69,373      10.410587          722,214         3.46%        3.59%

W & R Target Funds - Science & Technology Portfolio
   2003 ...........................       0.00%     622,777       8.482074        5,282,441         0.00%       30.46%
   2002 ...........................       0.00%     398,372       6.501829        2,590,147         0.00%      -23.99%
   2001 ...........................       0.00%     145,565       8.553483        1,245,088         0.96%      -11.91%

                                      CONTRACT                                                INVESTMENT
                                      EXPENSE                     UNIT          CONTRACT        INCOME        TOTAL
                                        RATE*       UNITS      FAIR VALUE    OWNERS' EQUITY     RATIO**     RETURN***
                                      --------    ---------   ------------   --------------   ----------    ---------
W & R Target Funds - Small Cap Portfolio
   2003 ...........................       0.00%     643,039   $  10.506816   $    6,756,292         0.00%       35.77%
   2002 ...........................       0.00%     437,696       7.738796        3,387,240         0.00%      -21.79%
   2001 ...........................       0.00%     148,567       9.894912        1,470,057         0.00%       -1.93%

W & R Target Funds - Small Cap Value
   2003 ...........................       0.00%          10      10.884196              109         0.00%        8.84% 11/21/03

W & R Target Funds - Value Portfolio
   2003 ...........................       0.00%     388,841      11.144045        4,333,262         0.68%       25.11%
   2002 ...........................       0.00%     279,716       8.907366        2,491,533         1.28%      -12.69%
   2001 ...........................       0.00%      54,596      10.202567          557,019         0.68%        2.03% 5/1/01
                                                                             --------------
Contract Owners' Equity Total By Year

   2003 ..................................................................   $   57,984,931
                                                                             ==============
   2002 ..................................................................   $   34,036,218
                                                                             ==============
   2001 ..................................................................   $   13,744,727
                                                                             ==============

  * This represents the contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contract owner accounts through the redemption of units.

 ** This represents the dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. The ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions to the contractholder accounts either through reductions in unit values or redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

*** This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the period.

================================================================================

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (the Company) as of December 31, 2003 and 2002, and the related consolidated statements of earnings, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

As discussed in note 2 to the consolidated financial statements, the Company changed its methods of accounting for derivative instruments and hedging activities, and for purchased or retained interests in securitized financial assets in 2001.



/s/ KPMG LLP


Columbus, Ohio
March 11, 2004

                     NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES (a
             wholly owned subsidiary of Nationwide Financial Services, Inc.)

                            Consolidated Statements of Earnings

                                        (in millions)

                                                                                                            YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                2003          2002           2001
====================================================================================================================================

REVENUES:
Policy charges                                                                                 $ 924.1       $ 973.8       $1,017.3
Life insurance premiums                                                                          279.8         259.9          251.1
Net investment income                                                                          1,980.0       1,838.5        1,724.7
Net realized gains (losses) on investments, hedging instruments and hedged items:
Unrelated parties                                                                               (100.8)       (107.6)         (62.7)
Related parties                                                                                      -          23.2           44.4
Other income                                                                                      12.7           8.8            8.2
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                                                                                 3,095.8       2,996.6        2,983.0
------------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
Interest credited to policyholder account values                                               1,300.4       1,241.2        1,238.7
Other benefits and claims                                                                        361.8         326.0          280.3
Policyholder dividends on participating policies                                                  41.2          45.2           41.7
Amortization of deferred policy acquisition costs                                                375.9         670.1          347.9
Interest expense on debt, primarily with Nationwide Financial Services, Inc. (NFS)                48.4          36.0            6.2
Other operating expenses                                                                         533.7         508.6          439.3
------------------------------------------------------------------------------------------------------------------------------------
Total benefits and expenses                                                                    2,661.4       2,827.1        2,354.1
------------------------------------------------------------------------------------------------------------------------------------

Income from continuing operations before federal income tax expense                              434.4         169.5          628.9
Federal income tax expense                                                                        96.2           8.7          161.2
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                                                338.2         160.8          467.7
Income from discontinued operations, net of tax                                                      -           0.7            1.2
 Cumulative effect of adoption of accounting principle, net of tax                                (0.6)            -           (7.1)
------------------------------------------------------------------------------------------------------------------------------------
Net income                                                                                     $ 337.6       $ 161.5        $ 461.8
====================================================================================================================================


See accompanying notes to consolidated financial statements, including note 15 which describes related party transactions.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                               Consolidated Balance Sheets
                            (in millions, except share amounts)

                                                                                                DECEMBER 31,       December 31,
                                                                                                   2003              2002
=============================================================================================================================

ASSETS:
Investments:
   Securities available-for-sale, at fair value:
      Fixed maturity securities (cost $25,850.2 in 2003; $23,134.3 in 2002)                       $ 26,946.8      $ 24,169.0
      Equity securities (cost $74.0 in 2003; $85.1 in 2002)                                             85.6            84.3
   Mortgage loans on real estate, net                                                                8,345.8         7,923.2
   Real estate, net                                                                                     96.5           116.6
   Policy loans                                                                                        618.3           629.2
   Other long-term investments                                                                         130.6           137.5
   Short-term investments, including amounts managed by a related party                              1,860.8         1,210.3
-----------------------------------------------------------------------------------------------------------------------------
Total invested assets                                                                               38,084.4        34,270.1
-----------------------------------------------------------------------------------------------------------------------------

Cash                                                                                                     0.1             0.9
Accrued investment income                                                                              367.1           328.7
Deferred policy acquisition costs                                                                    3,219.3         2,971.1
Other assets                                                                                         1,815.5         1,243.6
Assets held in separate accounts                                                                    57,084.5        47,208.2
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                     $ 100,570.9      $ 86,022.6
=============================================================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY:
Future policy benefits and claims                                                                 $ 35,322.3      $ 31,679.8
Short-term debt                                                                                        199.8               -
Long-term debt, payable to NFS                                                                         700.0           600.0
Other liabilities                                                                                    3,264.7         2,985.8
Liabilities related to separate accounts                                                            57,084.5        47,208.2
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                   96,571.3        82,473.8
-----------------------------------------------------------------------------------------------------------------------------

Shareholder's equity:
Capital shares, $1 par value.  Authorized 5.0 million shares; 3.8 million shares issued                  3.8             3.8
   and outstanding
  Additional paid-in capital                                                                           271.3           171.1
  Retained earnings                                                                                  3,257.2         2,979.6
  Accumulated other comprehensive income                                                               467.3           394.3
-----------------------------------------------------------------------------------------------------------------------------
Total shareholder's equity                                                                           3,999.6         3,548.8
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities and shareholder's equity                                                       $ 100,570.9      $ 86,022.6
=============================================================================================================================




See accompanying notes to consolidated financial statements, including note 15 which describes related party transactions.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                 Consolidated Statements of Shareholder's Equity
                  Years Ended December 31, 2003, 2002 and 2001
                                  (in millions)



                                                                                                      ACCUMULATED
                                                                           ADDITIONAL                 OTHER            TOTAL
                                                               CAPITAL     PAID-ON     RETAINED       COMPREHENSIVE    SHAREHOLDER'S
                                                               SHARES      CAPITAL     EARNINGS       INCOME           EQUTY
=================================================================================================================================
=================================================================================================================================

Balance as of January 1, 2001                                     $ 3.8     $ 646.1    $2,436.3         $ 116.7        $ 3,202.9

Comprehensive income:
Net income                                                            -           -       461.8               -            461.8
Net unrealized gains on securities available-for-sale
   arising during the period, net of tax                              -           -           -            98.2             98.2
Cumulative effect of adoption of accounting principles,
   net of tax                                                         -           -           -            (1.4)            (1.4)
Accumulated net losses on cash flow hedges, net of tax                -           -           -            (8.8)            (8.8)
                                                                                                                  ---------------
Total comprehensive income                                                                                                 549.8
                                                                                                                  ---------------
Dividend to NFS                                                       -           -       (35.0)              -            (35.0)
---------------------------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2001                                   $ 3.8     $ 646.1    $2,863.1         $ 204.7        $ 3,717.7
=================================================================================================================================

Comprehensive income:
Net income                                                            -           -       161.5               -            161.5
Net unrealized gains on securities available-for-sale
   arising during the period, net of tax                              -           -           -           178.6            178.6
Accumulated net gains on cash flow hedges, net of tax                 -           -           -            11.0             11.0
                                                                                                                  ---------------
Total comprehensive income                                                                                                 351.1
                                                                                                                  ---------------
Returns of capital to NFS                                             -      (475.0)          -               -           (475.0)
Dividend to NFS                                                       -           -       (45.0)              -            (45.0)
---------------------------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2002                                   $ 3.8     $ 171.1    $2,979.6         $ 394.3        $ 3,548.8
=================================================================================================================================

Comprehensive income:
Net income                                                            -           -       337.6               -            337.6
Net unrealized gains on securities available-for-sale
   arising during the period, net of tax                              -           -           -            99.6             99.6
Accumulated net losses on cash flow hedges, net of tax                -           -           -           (26.6)           (26.6)
                                                                                                                  ---------------
Total comprehensive income                                                                                                 410.6
                                                                                                                  ---------------
Capital contributed by NFS                                            -       200.2           -               -            200.2
Return of capital to NFS                                              -      (100.0)          -               -           (100.0)
Dividend to NFS                                                       -           -       (60.0)              -            (60.0)
---------------------------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2003                                   $ 3.8     $ 271.3    $3,257.2         $ 467.3        $ 3,999.6
=================================================================================================================================




See accompanying notes to unaudited consolidated financial statements, including note 15 which describes related party transactions.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                     Consolidated Statements of Cash Flows
                                 (in millions)

                                                                                    YEARS ENDED DECEMBER 31,
                                                                                   ----------------------------------------
                                                                                       2003          2002          2001
===========================================================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                             $ 337.6       $ 161.5       $ 461.8
Adjustments to reconcile net income to net cash provided by operating activities:
  Income from discontinued operations                                                        -          (0.7)         (1.2)
  Interest credited to policyholder account values                                     1,300.4       1,241.2       1,238.7
  Capitalization of deferred policy acquisition costs                                   (567.2)       (648.2)       (743.0)
  Amortization of deferred policy acquisition costs                                      375.9         670.1         347.9
  Amortization and depreciation                                                           69.3          (0.7)        (31.5)
  Realized losses (gains) on investments, hedging instruments and hedged items:
Unrelated parties                                                                        100.8         107.6          62.7
Related parties                                                                              -         (23.2)        (44.4)
  Cumulative effect of adoption of accounting principles                                  (0.9)            -          10.9
  Increase in other assets                                                              (640.7)       (606.1)       (271.8)
  Increase in policy and other liabilities                                               299.1         463.1         335.8
  Other, net                                                                               1.1          11.0         (47.0)
---------------------------------------------------------------------------------------------------------------------------
    Net cash provided by continuing operations                                         1,275.4       1,375.6       1,318.9
    Net cash provided by discontinued operations                                             -           0.7           1.7
---------------------------------------------------------------------------------------------------------------------------
    Net cash provided by operating activities                                          1,275.4       1,376.3       1,320.6
---------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from maturity of available-for-sale securities                                4,101.6       3,887.7       3,933.9
Proceeds from sale of available-for-sale securities                                    2,220.5       1,534.9         497.2
Proceeds from repayments of mortgage loans on real estate                              1,478.3       1,009.0       1,204.4
Proceeds from sale of limited partnership to related parties                                 -          54.5         158.9
Cost of available-for-sale securities acquired                                        (9,366.7)     (9,874.5)     (7,123.6)
Cost of mortgage loans on real estate acquired                                        (1,914.4)     (1,810.2)     (2,123.1)
Short-term investments, net                                                             (639.9)       (193.1)       (568.7)
Disposal of subsidiary, net of cash                                                          -         (20.0)            -
Other, net                                                                               254.2         (31.8)        697.0
---------------------------------------------------------------------------------------------------------------------------
    Net cash used in investing activities                                             (3,866.4)     (5,443.5)     (3,324.0)
    Net cash provided by discontinued operations                                             -             -           0.6
---------------------------------------------------------------------------------------------------------------------------
    Net cash used in investing activities                                             (3,866.4)     (5,443.5)     (3,323.4)
---------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net change in short-term debt                                                            199.8        (100.0)        (18.7)
Net proceeds from issuance of long-term debt to NFS                                      100.0         300.0         300.0
Capital contributed by NFS                                                               200.2             -             -
Capital returned to NFS                                                                 (100.0)       (475.0)            -
Cash dividends paid to NFS                                                               (60.0)        (35.0)        (35.0)
Increase in investment and universal life insurance product account values             5,116.1       6,278.9       5,976.7
Decrease in investment and universal life insurance product account values            (2,865.9)     (1,923.4)     (4,216.0)
---------------------------------------------------------------------------------------------------------------------------
    Net cash provided by financing activities                                          2,590.2       4,045.5       2,007.0
---------------------------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash                                                           (0.8)        (21.7)          4.2
Cash, beginning of period                                                                  0.9          22.6          18.4
---------------------------------------------------------------------------------------------------------------------------
Cash, end of period                                                                      $ 0.1         $ 0.9        $ 22.6
===========================================================================================================================


 See accompanying notes to consolidated financial statements, including note 15 which describes related party transactions.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 2003, 2002 and 2001

(1)  ORGANIZATION AND DESCRIPTION OF BUSINESS


     Nationwide Life Insurance Company (NLIC, or collectively with its subsidiaries, the Company) is a leading provider of life insurance and retirement savings products in the United States of America (U.S.) and is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). The Company develops and sells a diverse range of products including individual annuities, private and public sector pension plans, other investment products sold to institutions, life insurance and an advisory services program. The Company markets its products through a diverse distribution network, including independent broker/dealers, wirehouse and regional firms, financial institutions, pension plan administrators, life insurance specialists, certified public accounting firms and the following affiliated producers: Nationwide Retirement Solutions, TBG Financial, Nationwide Provident agents and Nationwide agents.


     Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC) and Nationwide Investment Services Corporation.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (GAAP), which differ from statutory accounting practices. The statutory financial statements of NLIC and NLAIC are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The Ohio Department of Insurance has adopted the National Association of Insurance Commissioners (NAIC) statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. NLIC and NLAIC have no statutory accounting practices that differ from NAIC SAP. See also note 14 for discussion of statutory capital requirements and dividend limitations.

     In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

     The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs (DAC) for investment products, universal life insurance products, valuation allowances for mortgage loans on real estate, impairment losses on other investments and accruals related to federal income taxes and pension and other postretirement benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates and management believes the amounts provided are appropriate.

     (a)  Consolidation Policy

          The consolidated financial statements include the accounts of NLIC and companies in which NLIC directly or indirectly has a controlling financial interest and, as discussed in note 2(n), effective December 31, 2003, the Company applied the provisions of FIN 46R to those special purpose entities (SPIEs) with which it is associated. All significant intercompany balances and transactions have been eliminated.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

              Notes to Consolidated Financial Statements, Continued

     (b)  Valuation of Investments, Investment Income and Related Gains and
          Losses

          The Company is required to classify its fixed maturity securities and marketable equity securities as held-to-maturity, available-for-sale or trading. All fixed maturity and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs (DAC), future policy benefits and claims, and deferred federal income tax, reported as a separate component of accumulated other comprehensive income (AOCI) in shareholders' equity. The adjustment to DAC represents the changes in amortization of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized and allocated to the product lines. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a discount rate that would have been required if such unrealized gains been realized and the proceeds reinvested at then current market interest rates, which were lower than the then current effective portfolio rate.

          The fair value of fixed maturity and marketable equity securities is generally obtained from independent pricing services based on market quotations. For fixed maturity securities not priced by independent services (generally private placement securities and securities that do not trade regularly), an internally developed pricing model or "corporate pricing matrix" is most often used. The corporate pricing matrix is developed by obtaining spreads versus the US Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the corporate matrix are important inputs into the model and are used to determine a corresponding spread that is added to the US Treasury yield to create an estimated market yield for the that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Additionally, the Company's internal corporate pricing matrix is not suitable for valuing certain fixed maturity securities, particularly those with complex cash flows such as certain mortgage-backed and asset-backed securities. In these cases, a separate "structured product pricing matrix" has been developed to value, as appropriate, using the same methodology described above. For securities for which quoted market prices are not available and for which the Company's structured product pricing matrix is not suitable for estimating fair values, qualified company representatives determine the fair value using other modeling techniques, primarily using a commercial software application utilized in valuing complex securitized investments with variable cash flows. As of December 31, 2003, 68% of the fair values of fixed maturity securities were obtained from independent pricing services, 21% from the Company's pricing matricies and 11% from other sources.

          Management regularly reviews its fixed maturity and equity securities portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. A number of criteria are considered during this process including, but not limited to, the current fair value as compared to amortized cost or cost, as appropriate, of the security, the length of time the security's fair value has been below amortized cost/cost, and by how much, specific credit issues related to the issuer, and current economic conditions. Other-than-temporary impairment losses result in a permanent reduction of the cost basis of the underlying investment.

          Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based on current information and events, if the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment is recognized and the purchased beneficial interest is written down to fair value.

          Impairment losses are recorded on investments in long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

          For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments; any resulting adjustment is included in net investment income. All other investment income is recorded using the interest-method without anticipating the impact of prepayments.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

          Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the estimated value of the mortgage loan. Estimated value is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in net investment income in the period received.

          The valuation allowance account for mortgage loans on real estate is maintained at a level believed adequate by the Company to absorb its best estimate of probable credit losses inherent in the portfolio at the balance sheet date. The valuation allowance for mortgage loans is comprised of a specific component, based on known impairments by specific loan and an unallocated component that is derived based on the Company's estimate of impairments inherent in the portfolio at the balance sheet date, but not specifically identified by loan. The unallocated component is derived for principal amounts related to loans without a specific reserve. The Company's periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

          Real estate is carried at cost less accumulated depreciation. Real estate designated as held for disposal is carried at the lower of the carrying value at the time of such designation or fair value less cost to sell. Other long-term investments are carried on the equity method of accounting.

          Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Changes in the Company's mortgage loan valuation allowances and recognition of impairment losses for other-than-temporary declines in the fair values of applicable investments are included in realized gains and losses on investments, hedging instruments and hedged items.

     (c)  Derivative Instruments

          Derivatives are carried at fair value. On the date the derivative contract is entered into, the Company designates the derivative as either a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment (fair value hedge), a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge), a foreign currency fair value or cash flow hedge (foreign currency hedge) or a non-hedge transaction. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for entering into various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used for hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

          The Company enters into interest rate swaps, cross-currency swaps or Euro futures to hedge the fair value of existing fixed rate assets and liabilities. In addition, the Company uses short Treasury future positions to hedge the fair value of bond and mortgage loan commitments. Typically, the Company is hedging the risk of changes in fair value attributable to changes in benchmark interest rates. Derivative instruments classified as fair value hedges are carried at fair value, with changes in fair value recorded in realized gains and losses on investments, hedging instruments and hedged items. Changes in the fair value of the hedged item, attributable to the risk being hedged, are also recorded in realized gains and losses on investments, hedging instruments and hedged items.

          The Company may enter into "receive fixed/pay variable" interest rate swaps to hedge existing floating rate assets or to hedge cash flows from the anticipated purchase of investments. These derivative instruments are identified as cash flow hedges and are carried at fair value with the offset recorded in AOCI to the extent the hedging relationship is effective. The ineffective portion of the hedging relationship is recorded in realized gains and losses on investments, hedging instruments and hedged items. Gains and losses on derivative instruments that are initially recognized into AOCI are reclassified out of AOCI and recognized in earnings over the same period(s) that the hedged item affects earnings.

          Accrued interest receivable or payable under interest rate and foreign currency swaps are recognized as an adjustment to net investment income or interest credited to policyholder account values consistent with the nature of the hedged item, except for interest rate swaps hedging the anticipated sale of investments where amounts receivable or payable under the swaps are recorded as realized gains and losses on investments, hedging instruments and hedged items, and except for interest rate swaps hedging the anticipated purchase of investments where amounts receivable or payable under the swaps are initially recorded in AOCI to the extent the hedging relationship is effective.

          From time to time, the Company may enter into a derivative transaction that will not qualify for hedge accounting. The Company does not enter into speculative positions. Although these transactions do not qualify for hedge accounting, or have not been designated in hedging relationships by the Company, they provide the Company with an economic hedge, which is used as part of its overall risk management strategies. For example, the Company may sell credit default protection through a credit default swap. Although the credit default swap may not be effective in hedging specific investments, the income stream allows the Company to manage overall investment yields. The Company may enter into a cross-currency basis swap (pay a variable US rate and receive a variable foreign-denominated rate) to eliminate the foreign currency exposure of a variable rate foreign-denominated liability. Although basis swaps may qualify for hedge accounting, the Company has chosen not to designate these derivatives as hedging instruments due to the difficulty in assessing and monitoring effectiveness for both sides of the basis swap. Derivative instruments that do not qualify for hedge accounting, or are not designated as hedging instruments are carried at fair value, with changes in fair value recorded in realized gains and losses on investments, hedging instruments and hedged items.

     (d)  Revenues and Benefits

          Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based on the nature of such fees. Asset fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policy account values and benefits and claims incurred in the period in excess of related policy account values.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


          Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

     (e)  Deferred Policy Acquisition Costs

          The costs of acquiring business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses that relate to and vary with the production of new or renewal business have been deferred. DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each reporting period.

          For investment products (principally individual and group annuities) and universal life insurance products, DAC is being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges, less policy benefits and policy maintenance expenses. The DAC asset related to investment products and universal life insurance products is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b).

          The most significant assumptions that are involved in the estimation of future gross profits include future net separate account performance, surrender/lapse rates, interest margins and mortality. The Company's long-term assumption for net separate account performance is 8 percent growth per year. If actual net separate account performance varies from the 8 percent assumption, the Company assumes different performance levels over the next three years, such that the mean return equals the long-term assumption. This process is referred to as a reversion to the mean. The assumed net separate account return assumptions used in the DAC models are intended to reflect what is anticipated. However, based on historical returns of the S&P 500 Index, the Company's policy regarding the reversion to the mean process does not permit such returns to be negative or in excess of 15 percent during the three-year reversion period.

          Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking), which could be significant. In general, increases in the estimated general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

          Due to the magnitude of the DAC balance related to the individual variable annuity business, the sensitivity of the calculation to minor changes in the underlying assumptions, the complexity and judgments involved in related estimate, and the related volatility that could result in the reported DAC balance without meaningful improvement in its reasonableness, the Company evaluates the appropriateness of the individual variable annuity DAC balance within pre-set parameters. Should the recorded balance of individual variable annuity DAC fall outside of these parameters for a prescribed period of time, or should the recorded balance fall outside of these parameters and the Company determines it is not reasonably possible to get back within this period of time, assumptions are required to be unlocked and the DAC is recalculated using revised best estimate assumptions. Otherwise, DAC is not unlocked to reflect updated assumptions. In the event DAC assumptions are unlocked and revised, the Company will continue to use the reversion to the mean process.

          For other investment products and universal life insurance products, DAC is set each quarter to reflect revised best estimate assumptions, including the use of a reversion to the mean methodology over the next three years as it relates to net separate account performance. Any resulting DAC unlocking adjustments are reflected currently as a charge or credit to DAC amortization expense.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


          For traditional life insurance products, DAC is predominantly being amortized with interest over the premium-paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue is estimated using the same assumptions as those used for computing liabilities for future policy benefits at issuance. Under existing accounting guidance, the concept of DAC unlocking does not apply to traditional life insurance products, although evaluations of DAC for recoverability at the time of policy issuance and loss recognition testing at each reporting period are performed as required.

     (f)  Separate Accounts

          Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives. Such fees are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.

     (g)  Future Policy Benefits

          The liability for future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies is the policy account balance, which represents participants' net premiums and deposits plus investment performance and interest credited less applicable contract charges.

          The liability for future policy benefits for traditional life insurance policies has been calculated by the net level premium method using interest rates varying from 3.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued.

          The liability for future policy benefits for payout annuities has been calculated using the present value of future benefits and maintenance costs discounted using interest rates varying from 3.0% to 13.0%. Also, as of December 31, 2003 and 2002, the calculated reserve was adjusted to reflect the incremental reserve that would be required if unrealized gains and losses had been realized and therefore resulted in the use of a lower discount rate, as discussed in note 2(b).

     (h)  Participating Business

          Participating business represented approximately 13% in 2003 (15% in 2002 and 17% in 2001) of the Company's life insurance in-force, 56% of the number of life insurance policies in-force in 2003 (59% in 2002 and 63% in 2001), and 11% of life insurance statutory premiums in 2003 (9% in 2002 and 9% in 2001). The provision for policyholder dividends was based on then current dividend scales and has been included in Future policy benefits and claims in the accompanying consolidated balance sheets.

     (i)  Federal Income Tax

          The Company provides for federal income taxes based on amounts the Company believes it will ultimately owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain expenses or the realization of certain tax credits differ from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the consolidated financial statements. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the Internal Revenue Service or the tax courts.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


          The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

     (j)  Reinsurance Ceded

          Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the consolidated balance sheets on a gross basis, separately from the related balances of the Company.

     (k)  Recently Issued Accounting Pronouncements

          In December 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 132 (revised 2003) Employers' Disclosures about Pensions and Other Postretirement Benefits an amendment of FASB Statements No. 87, 88 and 106 (SFAS 132R). SFAS 132R provides revised disclosure guidance for pension and other postretirement benefit plans but does not change the measurement or recognition of those plans under existing guidance. Disclosures previously required under SFAS No. 132 Employers' Disclosures about Pensions and Other Postretirement Benefits, which was replaced by SFAS 132R, were retained. In addition, SFAS 132R requires additional disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit pension plans. The Company adopted SFAS 132R effective December 31, 2003, except for disclosures about estimated benefit payments, which is expected to be adopted in the second quarter of 2004, as permitted by SFAS 132R.

          In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities - an interpretation of ARB No. 51 (FIN
          46). Accounting Research Bulletin No. 51, Consolidated Financial Statements (ARB 51) states that consolidation is usually necessary when a company has a "controlling financial interest" in another company, a condition most commonly achieved via ownership of a majority voting interest. FIN 46 clarifies the application of ARB 51, to certain "variable interest entities" (VIEs) where (i) the equity investors are not empowered to make sufficient decisions about the entity's operations, or do not receive expected returns or absorb expected losses commensurate with their equity ownership; or (ii) the entity does not have sufficient equity to finance its activities without additional subordinated financial support from other parties. VIEs are consolidated by their primary beneficiary, which is a party having a majority of the entity's expected losses, expected residual returns, or both. A company holding a significant variable interest in a VIE, but not deemed the primary beneficiary is subject to certain disclosure requirements specified by FIN 46. FIN 46 applies to entities formed after January 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. In October 2003, the FASB delayed the implementation date of FIN 46 for VIEs acquired prior to January 31, 2003 to interim periods ending after December 15, 2003, with early adoption permitted.

          In December 2003, the FASB issued Interpretation No. 46 (revised December 2003) Consolidation of Variable Interest Entities - an interpretation of ARB No. 51 (FIN 46R) that required all public companies to apply the provisions of FIN 46 or FIN 46R to special purpose entities created prior to February 1, 2003. Once adopted by an entity, FIN 46R replaces FIN 46. Public companies, including the Company, at a minimum, must apply the unmodified provisions of FIN 46 to entities that were considered "special purpose entities" in practice and under applicable FASB pronouncements or guidance by the end of the first reporting period ending after December 15, 2003. The Company had no special purpose entity VIE's as of December 31, 2003.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

          The Company is required to apply the provisions of FIN 46R to all entities created after December 31, 2003 and to all other entities no later than the beginning of the first reporting period beginning after March 15, 2004. FIN 46 may be applied on a prospective basis with a cumulative effect adjustment made as of the date of initial application or by restating previously issued financial statements for one or more years with a cumulative effect adjustment as of the beginning of the first year restated. The Company plans to adopt the remaining provisions of FIN 46R during the first quarter of 2004. The adoption of the remaining provisions of FIN 46R is not expected to have a material impact on the results of operations or financial position of the Company.

          In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1). SOP 03-1 addresses a number of topics; the most significant of which to the Company is the accounting for contracts with guaranteed minimum death benefits
          (GMDB). SOP 03-1 requires companies to evaluate the significance of the GMDB benefit to determine whether the contract should be accounted for as an investment or insurance contract. For contracts determined to be insurance contracts, companies are required to establish a reserve to recognize a portion of the assessment (revenue) that compensates the insurance company for benefits to be provided in future periods. SOP 03-1 also provides guidance on separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, return based on a contractually referenced pool of assets or index, annuitization options and sales inducements to contract holders. The Company adopted SOP 03-1 on January 1, 2004. As a result, the Company expects to record a cumulative effect adjustment resulting from the adoption of accounting principles of approximately $3.3 million, net of tax, during the first quarter of 2004. See note 21 for further discussion.

          In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (SFAS 150). SFAS 150 establishes standards for the classification and measurement of certain freestanding financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. As originally issued the guidance in SFAS 150 was generally effective for financial instruments entered into or modified after May 31, 2003, and otherwise effective at the beginning of the first interim period beginning after June 15, 2003. Adjustments required as a result of the application of SFAS 150 to existing instruments should be reported as a cumulative effect of a change in accounting principle. The adoption of SFAS 150 on July 1, 2003 did not have any impact on the results of operations or financial position of the Company.

          In April 2003, the FASB released SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities (SFAS 149). SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS 149 is generally effective for contracts entered into or modified after June 30, 2003. The adoption of SFAS 149 on July 1, 2003 did not have a material impact on the results of operations or financial position of the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


          In April 2003, the FASB released Statement 133 Implementation Issue B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (DIG B36). DIG B36 addresses the need to separately account for an embedded derivative within a reinsurer's receivable and ceding company's payable arising from modified coinsurance or similar arrangements. Paragraph 12.a. of SFAS 133 indicates that an embedded derivative must be separated from the host contract (bifurcated) if the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract. DIG B36 concludes that bifurcation is necessary in a modified coinsurance and similar arrangement because the yield on the receivable and payable is based on or referenced to a specified proportion of the ceding company's return on either its general account assets or a specified block of those assets, rather than the overall creditworthiness of the ceding company. The effective date of implementation was the first day of the first fiscal quarter beginning after September 15, 2003, October 1, 2003 for the Company. Upon adoption of DIG B36 on October 1, 2003, the Company recorded a derivative liability of $0.9 million, deferred taxes of $0.3 million and a charge of $0.6 million as a cumulative effect of adoption of this accounting principal.

          In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees - an Iinterpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34 (FIN 45). FIN 45 requires a guarantor to provide more detailed interim and annual financial statement disclosures about obligations under certain guarantees it has issued. It also requires a guarantor to recognize, at the inception of new guarantees issued or modified after December 31, 2002, a liability for the fair value of the obligation undertaken in issuing the guarantee. Although superceded by FIN 45, the guidance provided in FASB Interpretation No. 34, Disclosure of Indirect Guarantees of Indebtedness of Others has been incorporated into FIN 45 without change. The adoption of FIN 45 on January 1, 2003 did not have a material impact on the financial position or results of operations of the Company.

          In June 2002, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146), which the Company adopted January 1, 2003. Adoption of SFAS 146 did not have any impact on the financial position or results of operations of the Company.

          In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections (SFAS 145), which the Company adopted on October 1, 2002. The adoption of SFAS 145 did not have any impact on the financial position or results of operations of the Company.

          In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144). SFAS 144 supersedes SFAS 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, and APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions (APB 30). SFAS 144 was adopted by the Company on January 1, 2002 and carries forward many of the provisions of SFAS 121 for recognition and measurement of the impairment of long-lived assets to be held and used, and measurement of long-lived assets to be disposed of by sale, while providing additional criteria to determine when a long-lived asset is actually held-for-sale. SFAS 144 also broadens the definition of "discontinued operations," but does not allow for the accrual of future operating losses before they occur as previously required by APB 30. Under SFAS 144, if a long-lived asset is part of a group that includes other assets and liabilities, then the provisions of SFAS 144 apply to the entire group. In addition, SFAS 144 does not apply to goodwill and other intangible assets that are not amortized. The adoption of SFAS 144 did not have a material impact on the results of operations or financial position of the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


          In July 2001, the FASB issued SFAS No. 142, Goodwill and Other Intangible Assets (SFAS 142). SFAS 142 applies to all acquired intangible assets whether acquired singularly, as part of a group, or in a business combination. SFAS 142 supersedes APB Opinion No. 17, Intangible Assets (APB 17) and carries forward provisions in APB 17 related to internally developed intangible assets. SFAS 142 changes the accounting for goodwill and intangible assets with indefinite lives from an amortization method to an impairment-only approach. The Company adopted SFAS 142 on January 1, 2002, at which time, the Company had no unamortized goodwill and therefore, the adoption of SFAS 142 did not have any impact on the results of operations or financial position of the Company.

          In June 1998, the FASB issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS 133, as amended by SFAS No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 (SFAS 137), and SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities (SFAS 138), was adopted by the Company effective January 1, 2001. All references hereafter to SFAS 133 include the amendments outlined in SFAS 137 and SFAS 138. Upon adoption, the provisions of SFAS 133 were applied prospectively.

          SFAS 133, establishes accounting and reporting standards for derivative instruments and hedging activities. It requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value.

          The adoption of SFAS 133 resulted in the Company recording a net transition adjustment loss of $4.8 million (net of related income tax of $2.6 million) in net income in 2001. In addition, a net transition adjustment loss of $3.6 million (net of related income tax of $2.0 million) was recorded in AOCI as of January 1, 2001. The adoption of SFAS 133 resulted in the Company derecognizing $17.0 million of deferred assets related to hedges, recognizing $10.9 million of additional derivative instrument liabilities and $1.3 million of additional firm commitment assets, while also decreasing hedged future policy benefits by $3.0 million and increasing the carrying amount of hedged investments by $10.6 million.

          The adoption of SFAS 133 increases the Company's exposure to the volatility of reported earnings and other comprehensive income. The amount of volatility will, in part, vary with the level of derivative and hedging activities, fluctuations in market interest rates, foreign currency exchange rates and other hedged risks, during any period; and the effectiveness of hedging derivatives in offsetting changes in fiar value and cash flows attributable to those hedged risks.

          In November 1999, the Emerging Issues Task Force (EITF) issued EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20). The Company adopted EITF 99-20 on April 1, 2001. EITF 99-20 establishes the method of recognizing interest income and impairment on certain asset-backed investment securities that are not of high credit quality. EITF 99-20 requires the Company to update the estimate of cash flows over the life of certain retained beneficial interests in securitization transactions and purchased beneficial interests in securitized financial assets. Pursuant to EITF 99-20, based on current information and events, if the Company estimates that the fair value of its beneficial interests is less than its carrying value and that there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment should be recognized. The cumulative effect, net of tax, upon adoption of EITF 99-20 on April 1, 2001 decreased net income by $2.3 million with a corresponding increase to AOCI.

     (l)  Discontinued Operations

          As described more fully in note 15, NLIC paid a dividend to NFS in the form of all of the shares of common stock of Nationwide Securities, Inc. (NSI), a wholly owned broker/dealer subsidiary engaged in the asset management business. The accompanying consolidated financial statements and related notes reflect this business as discontinued operations.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

     (m)  Reclassification

          Certain items in the 2002 and 2001 consolidated financial statements and related footnotes have been reclassified to conform to the 2003 presentation.

(3)  INVESTMENTS

     The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 2003 and 2002 were:

                                                                                GROSS         GROSS
                                                               AMORTIZED     UNREALIZED    UNREALIZED      ESTIMATED
(in millions)                                                    COST           GAINS        LOSSES       FAIR VALUE
=======================================================================================================================

December 31, 2003:
  Fixed maturity securities:
    U.S. Treasury securities and obligations of U.S.
        Government corporations and agencies                      $1,042.5        $ 61.0         $ 1.9        $1,101.6
    Obligations of states and political subdivisions                 167.6           1.0           5.2           163.4
    Debt securities issued by foreign governments                     51.8           2.0           0.8            53.0
    Public securities                                             10,000.0         503.7          26.2        10,477.5
    Private securities                                             6,454.2         469.1          25.3         6,898.0
    Mortgage-backed securities - U.S. Government backed            3,990.1          73.9          21.8         4,042.2
    Asset-backed securities                                        4,144.0         129.0          61.9         4,211.1
-----------------------------------------------------------------------------------------------------------------------
        Total fixed maturity securities                           25,850.2       1,239.7         143.1        26,946.8
  Equity securities                                                   74.0          11.8           0.2            85.6
-----------------------------------------------------------------------------------------------------------------------
Total                                                            $25,924.2      $1,251.5       $ 143.3       $27,032.4
=======================================================================================================================

DECEMBER 31, 2002:
  Fixed maturity securities:
    U.S. Treasury securities and obligations of U.S.
        Government corporations and agencies                       $ 774.3        $ 64.4         $ 0.3         $ 838.4
    Obligations of states and political subdivisions                  20.8           1.1             -            21.9
    Debt securities issued by foreign governments                     39.3           2.7             -            42.0
    Public securities                                              8,744.3         445.4          75.2         9,114.5
    Private securities                                             5,399.2         489.1          41.4         5,846.9
    Mortgage-backed securities - U.S. Government backed            4,347.5         146.5           0.1         4,493.9
    Asset-backed securities                                        3,808.9         157.3         154.8         3,811.4
-----------------------------------------------------------------------------------------------------------------------
        Total fixed maturity securities                           23,134.3       1,306.5         271.8        24,169.0
  Equity securities                                                   85.1           7.1           7.9            84.3
-----------------------------------------------------------------------------------------------------------------------
Total                                                            $23,219.4      $1,313.6       $ 279.7       $24,253.3
=======================================================================================================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2003, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                              AMORTIZED      ESTIMATED
(in millions)                                                                                   COST         FAIR VALUE
=========================================================================================================================

Fixed maturity securities available-for-sale:
   Due in one year or less                                                                       $1,056.7       $1,079.1
   Due after one year through five years                                                          7,442.2        7,784.5
   Due after five years through ten years                                                         6,704.7        7,123.5
   Due after ten years                                                                            2,512.5        2,706.4
-------------------------------------------------------------------------------------------------------------------------
Subtotal                                                                                         17,716.1       18,693.5
    Mortgage-backed securities - U.S. Government backed                                           3,990.1        4,042.2
    Asset-backed securities                                                                       4,144.0        4,211.1
-------------------------------------------------------------------------------------------------------------------------
Total                                                                                           $25,850.2      $26,946.8
=========================================================================================================================

The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

(in millions)                                                                                   2003            2002
=========================================================================================================================

Unrealized gains, before adjustments and taxes                                               $    1,108.2    $   1,033.9
Adjustment to deferred policy acquisition costs                                                    (243.7)        (300.6)
Adjustment to future policy benefits and claims                                                    (110.6)        (133.2)
Deferred federal income tax                                                                        (264.2)        (210.0)
-------------------------------------------------------------------------------------------------------------------------
Net unrealized gains                                                                         $      489.7    $     390.1
=========================================================================================================================


An analysis of the change in gross unrealized gains on securities available-for-sale for the years ended December 31:

(in millions)                                                                   2003            2002            2001
=========================================================================================================================

   Fixed maturity securities                                                       $ 61.9         $ 625.5        $ 212.0
   Equity securities                                                                 12.4           (11.8)           5.5
-------------------------------------------------------------------------------------------------------------------------
Net change                                                                         $ 74.3         $ 613.7        $ 217.5
=========================================================================================================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     An analysis of selected data about gross unrealized losses on available-for-sale securities by time on an unrealized loss position as of December 31, 2003 and 2002 follows:

                                      LESS THAN OR EQUAL TO                  MORE                      TOTAL
                                             ONE YEAR                   THAN ONE YEAR
                                     -------------------------------------------------------------------------------------
                                                       GROSS                      GROSS                         GROSS
                                      ESTIMATED     UNREALIZED    ESTIMATED    UNREALIZED      ESTIMATED      UNREALIZED
(in millions)                         FAIR VALUE      LOSSES      FAIR VALUE     LOSSES        FAIR VALUE       LOSSES
==========================================================================================================================
December 31, 2003:
  Fixed maturity securities:
    U.S. Treasury securities and          $ 154.4         $ 1.9          $ -           $ -         $ 154.4          $ 1.9
       obligations of U.S.
       Government corporations
       and agencies
    Obligations of states and               123.4           5.2            -             -           123.4            5.2
      political subdivisions
    Debt securities issued by                19.9           0.8            -             -            19.9            0.8
      foreign governments
    Public securities                     1,236.7          24.5         31.7           1.7         1,268.4           26.2
    Private securities                      832.3          21.4         49.1           3.9           881.4           25.3
    Mortgage-backed securities -            984.9          21.7          5.3           0.1           990.2           21.8
       U.S. Government backed
    Asset-backed securities                 787.0          36.2        260.4          25.7         1,047.4           61.9
--------------------------------------------------------------------------------------------------------------------------
        Total fixed maturity securities   4,138.6         111.7        346.5          31.4         4,485.1          143.1
  Equity securities                           6.2           0.1          2.0           0.1             8.2            0.2
--------------------------------------------------------------------------------------------------------------------------
Total                                   $ 4,144.8       $ 111.8      $ 348.5        $ 31.5       $ 4,493.3        $ 143.3
==========================================================================================================================
% of gross unrealized loss                                 78.0%                      22.0%

DECEMBER 31, 2002:
  Fixed maturity securities:
    U.S. Treasury securities and           $ 55.3         $ 0.3          $ -           $ -          $ 55.3          $ 0.3
       obligations of U.S.
       Government corporations
       and agencies
    Obligations of states and                   -             -            -             -               -              -
      political subdivisions
    Debt securities issued by                   -             -            -             -               -              -
      foreign governments
    Public securities                       590.5          46.5        266.7          28.7           857.2           75.2
    Private securities                      245.6          32.8         70.4           8.6           316.0           41.4
    Mortgage-backed securities -             51.4           0.1         19.6             -            71.0            0.1
       U.S. Government backed
    Asset-backed securities                 576.3          62.6        260.8          92.2           837.1          154.8
--------------------------------------------------------------------------------------------------------------------------
        Total fixed maturity securities   1,519.1         142.3        617.5         129.5         2,136.6          271.8
  Equity securities                          24.6           3.9         16.1           4.0            40.7            7.9
--------------------------------------------------------------------------------------------------------------------------
Total                                   $ 1,543.7       $ 146.2      $ 633.6       $ 133.5       $ 2,177.3        $ 279.7
==========================================================================================================================
% of gross unrealized loss                                 52.3%                      47.7%

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

     Proceeds from the sale of securities available-for-sale during 2003, 2002 and 2001 were $2.22 billion, $1.53 billion and $497.2 million, respectively. During 2003, gross gains of $104.0 million ($42.0 million and $31.3 million in 2002 and 2001, respectively) and gross losses of $27.6 million ($16.6 million and $10.1 million in 2002 and 2001, respectively) were realized on those sales.

     The Company had $27.2 million and $28.0 million of real estate investments as of December 31, 2003 and 2002, respectively, that were non-income producing during the preceding twelve months.

     Real estate is presented at cost less accumulated depreciation of $22.4 million as of December 31, 2003 ($18.6 million as of December 31, 2002). The carrying value of real estate held for disposal totaled $10.5 million and $46.0 million as of December 31, 2003 and 2002, respectively.

     The recorded investment of mortgage loans on real estate considered to be impaired was $46.3 million as of December 31, 2003 ($27.4 million as of December 31, 2002), which includes $46.3 million ($10.9 million as of December 31, 2002) of impaired mortgage loans on real estate for which the related valuation allowance was $3.9 million ($2.5 million as of December 31, 2002). Impaired mortgage loans with no valuation allowance are a result of collateral dependent loans where the fair value of the collateral is estimated to be greater than the recorded investment of the loan. During 2003, the average recorded investment in impaired mortgage loans on real estate was $15.4 million ($5.5 million in 2002) and interest income recognized on those loans using the cash-basis method of income recognition, totaled $3.3 million in 2003 ($0.1 million in 2002).

     Activity in the valuation allowance account for mortgage loans on real estate for the years ended December 31 was:

(in millions)                                                                   2003           2002         2001
=================================================================================================================

Allowance, beginning of period                                               $    43.4    $     42.9  $     45.3
Net (reductions) additions (credited) charged to allowance                       (14.3)          0.5        (2.4)
--------------------------------------------------------------------------------------------------------------
Allowance, end of period                                                     $    29.1    $     43.4  $     42.9
=================================================================================================================


     During the third quarter of 2003, the Company refined its analysis of the overall performance of the mortgage loan portfolio and related allowance for mortgage loan losses. This analysis included an evaluation of the current composition of the portfolio, historical losses by property type, current economic conditions and expected losses incurred as of the balance sheet date, but not yet identified by specific loan. As a result of the analysis, the total valuation allowance was reduced by $12.1 million.

     An analysis of investment income (loss) from continuing operations by investment type follows for the years ended December 31:

(in millions)                                                                 2003           2002           2001
=====================================================================================================================

Securities available-for-sale:
   Fixed maturity securities                                                  $1,453.1        1,332.5        1,181.1
   Equity securities                                                               1.4            1.9            1.8
Mortgage loans on real estate                                                    579.7          563.8          527.9
Real estate                                                                       21.7           26.8           33.1
Short-term investments                                                             9.3           12.6           28.0
Derivatives                                                                     (100.3)         (79.6)         (19.7)
Other                                                                             64.8           31.0           20.9
---------------------------------------------------------------------------------------------------------------------
    Gross investment income                                                    2,029.7        1,889.0        1,773.1
Less investment expenses                                                          49.7           50.5           48.4
---------------------------------------------------------------------------------------------------------------------
    Net investment income                                                     $1,980.0        1,838.5        1,724.7
=====================================================================================================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     An analysis of net realized losses on investments, hedging instruments and hedged items, by source follows for the years ended December 31:

(in millions)                                                              2003           2002           2001
=============================================================================================================
UNRELATED PARTIES:
Realized gains on sales, net of hedging losses:
Fixed maturity securities, available-for-sale                     $          98.5      $ 42.0         $ 30.1
Hedging losses on fixed maturity sales                                      (42.4)      (36.2)          (1.5)
Equity securities, available-for-sale                                         5.5           -            1.2
Real estate                                                                   4.2        14.0            3.3
Mortgage loans on real estate                                                 3.0         3.2           11.2
Mortgage loan hedging losses                                                 (2.4)       (1.2)          (8.1)
Other                                                                           -         0.1            1.2
-------------------------------------------------------------------------------------------------------------
Total realized gains on sales - unrelated parties                            66.4        21.9           37.4
-------------------------------------------------------------------------------------------------------------

Realized losses on sales, net of hedging gains:
Fixed maturity securities, available-for-sale                               (27.2)      (15.7)          (9.3)
Hedging gains on fixed maturity sales                                         9.2        10.7            0.1
Equity securities, available-for-sale                                        (0.4)       (0.9)          (0.8)
Real estate                                                                  (0.3)       (3.0)          (1.4)
Mortgage loans on real estate                                                (5.0)       (3.3)          (0.6)
Mortgage loan hedging gains                                                   0.5         0.9              -
Other                                                                        (2.0)       (1.0)          (7.7)
-------------------------------------------------------------------------------------------------------------
Total realized losses on sales - unrelated parties                          (25.2)      (12.3)         (19.7)
-------------------------------------------------------------------------------------------------------------

Other-than-temporary impairments:
Fixed maturity securities, available-for-sale                              (159.4)     (111.6)         (66.1)
Equity securities, available-for-sale                                        (8.0)          -          (13.8)
Real estate                                                                  (0.8)       (2.4)             -
Mortgage loans on real estate                                                11.7        (6.3)          (0.7)
-------------------------------------------------------------------------------------------------------------
Total other-than-temporary impairments                                  (156.5)        (120.3)         (80.6)
-------------------------------------------------------------------------------------------------------------

Credit default swaps                                                         13.3        (6.4)          (0.5)
Derivatives, excluding hedging gains and losses on                            1.2         9.5            0.7
   sales, and credit default swaps
-------------------------------------------------------------------------------------------------------------
Total unrelated parties                                                    (100.8)     (107.6)         (62.7)
Gain on sale of limited partnership - related party                             -        23.2           44.4
-------------------------------------------------------------------------------------------------------------
Net realized losses on investments,                                      $ (100.8)    $ (84.4)       $ (18.3)
   hedging instruments and hedged items
=============================================================================================================


     Fixed maturity securities with an amortized cost of $7.8 million as of December 31, 2003 and $7.3 million as of December 31, 2002 were on deposit with various regulatory agencies as required by law.

     As of December 31, 2003 and 2002 the Company had pledged fixed maturity securities with a fair value of $101.2 million and $152.4 million, respectively, as collateral to various derivative counterparties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     As of December 31, 2003 and 2002 the Company held collateral of $544.5 million and $413.1 million, respectively, on derivative transactions. This amount is invested in short-term investments with a corresponding liability recorded in other liabilities. The Company also held $163.0 million and $25.9 million of securities as off-balance sheet collateral on derivative transactions as of December 31, 2003 and 2002, respectively.

     As of December 31, 2003 and 2002, the Company had loaned securities with a fair value of $958.1 million and $950.5 million, respectively. As of December 31, 2003 and 2002 the Company held collateral of $976.6 million and $974.5 million, respectively. This amount is invested in short-term investments with a corresponding liability recorded in other liabilities.

(4)  DEFERRED POLICY ACQUISITION COSTS

     As part of the regular quarterly analysis of DAC, at the end of the third quarter of 2002, the Company determined that using actual experience to date and assumptions consistent with those used in the second quarter of 2002, its individual variable annuity DAC balance would be outside a pre-set parameter of acceptable results. The Company also determined that it was not reasonably possible that the DAC would return to an amount within the acceptable parameter within a prescribed period of time. Accordingly, the Company unlocked its DAC assumptions for individual variable annuities and reduced the DAC asset to the amount calculated using the revised assumptions. Because the Company unlocked the net separate account growth rate assumption for individual variable annuities for the three-year reversion period, the Company unlocked that assumption for all investment products and variable universal life insurance products to be consistent across product lines.

     Therefore, the Company recorded an acceleration of DAC amortization totaling $347.1 million, before tax, or $225.6 million, net of $121.5 million of federal income tax benefit, which has been reported in the following segments in the amounts indicated, net of tax: Individual Annuity
     - $213.4 million, Institutional Products - $7.8 million and Life Insurance
     - $4.4 million. The acceleration of DAC amortization was the result of unlocking certain assumptions underlying the calculation of DAC for investment products and variable universal life insurance products. The most significant assumption changes were the resetting of the Company's anchor date for reversion to the mean calculations to September 30, 2002, and resetting the assumption for net separate account growth to 8 percent during the three-year reversion period for all investment products and variable life insurance products, as well as increasing the future lapses and costs related to guaranteed minimum death benefits (GMDB) on individual variable annuity contracts. These adjustments were primarily driven by the sustained downturn in the equity markets.

(5)  VARIABLE ANNUITY CONTRACTS

     The Company issues traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contract holder. The Company also issues non-traditional variable annuity contracts in which the Company provides various forms of guarantees to benefit the related contract holders. There are three primary guarantee types that are provided under non-traditional variable annuity contracts:
     (1) Guaranteed Minimum Death Benefits (GMDB); (2) Guaranteed Minimum Accumulation Benefits (GMAB); and (3) Guaranteed Minimum Income Benefits
     (GMIB).

     The GMDB provides a specified minimum return upon death. Many, but not all of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse and the survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor's death. There are six primary GMDB types that the company offers.

          o RETURN OF PREMIUM - provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as "net premiums". There are two variations of this benefit. In general, there is no lock in age for this benefit, however for some contracts, the GMDB reverts to the account value at a specified age, typically age 75.

          o RESET - provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to lock in age) account value adjusted for withdrawals. For most contracts, this GMDB locks in at age 86 or 90 and for others the GMDB reverts to the account value at age 75, 85, 86 or 90.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


          o RATCHET - provides the greater of a return of premium death benefit or the highest specified "anniversary" account value (prior to age 86) adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference being based on the definition of anniversary: monthaversary - evaluated monthly, annual - evaluated annually, and five-year - evaluated every fifth year.

          o ROLLUP - provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated at generally 5% simple interest up to the earlier of age 86 or 200% of adjusted premiums. There are two variations of this benefit. For certain contracts, this GMDB locks in at age 86 and for others the GMDB reverts to the account value at age 75.

          o COMBO - provides the greater of annual ratchet death benefit or rollup death benefit. This benefit locks in at either age 81 or 86.

          o EARNINGS ENHANCEMENT - provides an enhancement to the death benefit that is a specified percentage of the adjusted earnings accumulated on the contract at the date of death. There are two versions of this benefit, one where the benefit expires at age 86 and a credit of 4% of account value is deposited into the contract and the second where the benefit doesn't have an end age, but has a cap on the payout and is paid upon the first death in a spousal situation. Both benefits have age limitations. This benefit is paid in addition to any other death benefits paid under the contract.

     The GMAB is a living benefit that provides the contract holder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified period of time, 5, 7 or 10 years, selected by the contract holder at the issuance of the variable annuity contract. In some cases, the contract holder also has the option, after a specified period of time, to drop the rider and continue the variable annuity contract without the GMAB. In general, the GMAB requires a minimum allocation to guaranteed term options (GTOs) or adherence to limitations required by an approved asset allocation strategy.

     The GMIB is a living benefit that provides the contract holder with a guaranteed annuitization value. The GMIB types are:

          o RATCHET - provides an annuitization value equal to the greater of account value, net premiums or the highest one-year anniversary account value (prior to age 86) adjusted for withdrawals.

          o ROLLUP - provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated at 5% compound interest up to the earlier of age 86 or 200% of adjusted premiums.

          o COMBO - provides an annuitization value equal to the greater of account value, ratchet GMIB benefit or rollup GMIB benefit.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     Following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with guarantees as of December 31, 2003 and 2002:

                                                  2003                                             2002
                               -----------------------------------------------  ----------------------------------------------
                                  ACCOUNT       NET AMOUNT       WTD. AVG.         Account      Net amount       Wtd. Avg.
(in millions)                      VALUE         AT RISK 1     ATTAINED AGE         value         at risk 1    attained age
==============================================================================================================================

GMDB:
   Return of premium               $ 9,760.0  $         199.8            56.0    $   8,737.4   $        736.7            54.0
   Reset                            17,534.2            569.4            61.0       14,710.3          1,776.9            60.0
   Ratchet                           8,147.7            141.0            63.0        6,058.3            411.2            63.0
   Roll-up                             669.7             22.2            68.0          616.7             32.8            67.0
   Combo                             2,128.7             39.6            67.0        1,104.0            111.6            65.0
------------------------------------------------------------------------------------------------------------------------------
Subtotal                          $ 38,240.3            972.0            61.0     $ 31,226.7          3,069.2            59.0
                               ==============                                    =============
Earnings enhancement                 $ 314.1             10.9            59.0        $ 213.1              1.7            61.0
                                             -----------------------------------              --------------------------------
Total - GMDB                                          $ 982.9            61.0                       $ 3,070.9            59.0
                                             ===================================              ================================

GMAB:
5 Year                                $ 79.9            $ 0.1             N/A            n/a              n/a             n/a
7 Year                                 125.5              0.5             N/A            n/a              n/a             n/a
10 Year                                 43.4              0.1             N/A            n/a              n/a             n/a
------------------------------------------------------------------------------------------------------------------------------
Total - GMAB                         $ 248.8            $ 0.7             N/A            n/a              n/a             n/a
==============================================================================================================================

GMIB: 2
Ratchet                              $ 416.6              $ -             N/A        $ 307.8              $ -             n/a
Roll-up                              1,131.9                -             N/A          664.4                -             n/a
Combo                                    1.1                -             N/A            0.1                -             n/a
------------------------------------------------------------------------------------------------------------------------------
Total - GMIB                       $ 1,549.6              $ -             N/A        $ 972.3              $ -             n/a
==============================================================================================================================

1 Net amount at risk is calculated on a seriatum basis and represents the greater of the respective guaranteed benefit less the account value and zero. As it relates to GMIB, net amount at risk is calculated as if all policies were eligible to annuitize immediately, although all GMIB options have a waiting period of at least 7 years from issuance, with the earliest annuitizations beginning in 2005.

2 The weighted average period remaining until expected annuitization is not meaningful and has not been presented because there is currently no net GMIB exposure.

     Please refer to note 8 for discussion about the use of derivatives in managing the guarantee risks discussed above. Also, refer to the equity market risk section of note 12 for discussion about the risks associated with these guarantees.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

     Following is a rollforward of the liabilities for guarantees on variable annuity contracts reflected in the general account for the years ended December 31, 2003 and 2002:

(in millions)                                                GMDB             GMAB             GMIB            TOTAL
==========================================================================================================================

Balance as of December 31, 2001                                 $ 10.8              $ -              $ -           $ 10.8
Change in fair value                                              23.6                -                -             23.6
Paid guarantee benefits                                          (20.7)               -                -            (20.7)
--------------------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2002                                   13.7                -                -             13.7
NEW BUSINESS ACQUIRED                                                -              4.7                -              4.7
Change in fair value                                              30.0             (0.4)               -             29.6
Paid guarantee benefits, net of reinsurance                      (21.9)               -                -            (21.9)
--------------------------------------------------------------------------------------------------------------------------
Balance as of December 31, 2003                                 $ 21.8            $ 4.3              $ -           $ 26.1
==========================================================================================================================


     Account balances of contracts with guarantees were invested in separate accounts as follows as of each December 31:

(in millions)                                                                        2003            2002
===============================================================================================================

Bond mutual funds                                                                    $ 4,620.3       $ 4,476.3
Domestic equity mutual funds                                                          26,399.4        20,040.6
International equity mutual funds                                                      1,622.0         1,158.7
Money market funds                                                                     1,792.9         2,550.2
---------------------------------------------------------------------------------------------------------------
Total                                                                               $ 34,434.6      $ 28,225.8
===============================================================================================================



(6)  SHORT-TERM DEBT

     NLIC has established a $500.0 million commercial paper program under which borrowings are unsecured and are issued for terms of 364 days or less. NLIC had $199.8 million of commercial paper outstanding as of December 31, 2003 at a weighted average effective rate of 1.07%, none as of December 31, 2002. See also note 16.

     The Company paid interest on short-term debt totaling $1.3 million, $0.7 million and $5.3 million in 2003, 2002 and 2001, respectively, including $0.1 million and $0.5 million to NFS in 2003 and 2002, respectively.

(7)  LONG-TERM DEBT, PAYABLE TO NATIONWIDE FINANCIAL SERVICES, INC.

     Following is a summary of surplus notes payable to NFS as of each December 31:

(in millions)                                                                                2003              2002
====================================================================================================================

7.50% surplus note, due December 17, 2031                                                 $ 300.0           $ 300.0
8.15% surplus note, due June 27, 2032                                                       300.0             300.0
6.75% surplus note, due December 23, 2033                                                   100.0                 -
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Total long-term debt                                                                   $ 700.0           $ 600.0
====================================================================================================================


     The Company made interest payments to NFS on surplus notes totaling $47.1 million in 2003, $30.1 million in 2002 and none in 2001. Payments of interest and principal under the notes require the prior approval of the Ohio Department of Insurance.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


(8)  DERIVATIVE FINANCIAL INSTRUMENTS

     QUALITATIVE DISCLOSURE

     Interest Rate Risk Management

     From time to time the Company purchases fixed rate investments to back variable rate liabilities. As a result, the Company can be exposed to interest rate risk due to the mismatch between variable rate liabilities and fixed rate assets. To mitigate this risk, the Company enters into various types of derivative instruments to minimize fluctuations in fair values resulting from changes in interest rates. The Company principally uses pay fixed/receive variable interest rate swaps and short Euro futures to manage this risk.

     Under interest rate swaps, the Company receives variable interest rate payments and makes fixed rate payments. The fixed interest paid on the swap offsets the fixed interest received on the investment, resulting in the Company receiving the variable interest payments on the swap, generally 3-month libor. The net receipt of a variable rate will then match the variable rate paid on the liability.

     Short Euro futures, when considered in combination with the fixed-rate instruments, effectively change the fixed rate cash flow exposure to variable rate cash flows. With short Euro futures, if interest rates rise
     (fall), the gains (losses) on the futures are recognized in investment income. When combined with the fixed income received on the investment, the gains and losses on the Euro futures contracts results in a variable stream of cash inflows, which matches the variable interest paid on the liability.

     As a result of entering into commercial mortgage loan and private placement commitments, the Company is exposed to changes in the fair value of such commitments due to changes in interest rates during the commitment period prior to the loans being funded. To manage this risk, the Company enters into short Treasury futures during the commitment period.

     With short Treasury futures, if interest rates rise (fall), the gains (losses) on the futures will offset the change in fair value of the commitment.

     Floating rate investments (commercial mortgage loans and corporate bonds) expose the Company to variability in cash flows and investment income due to changes in interest rates. Such variability poses risks to the Company when the assets are funded with fixed rate liabilities. To manage this risk, the Company enters into receive fixed, pay variable interest rate swaps.

     In using interest rate swaps, the Company receives fixed interest rate payments and makes variable rate payments. The variable interest paid on the swap offsets the variable interest received on the investment, resulting in the Company receiving the fixed interest payments on the swap. The net receipt of a fixed rate will then match the fixed rate paid on the liability.

     Foreign Currency Risk Management

     In conjunction with the Company's medium-term note program, from time to time, the Company issues both fixed and variable rate liabilities denominated in foreign currencies. As a result, the Company is exposed to changes in fair value of the liabilities due to changes in foreign currency exchange rates and interest rates. To manage these risks, the Company enters into cross-currency interest rate swaps resulting, when combined with the hedged obligations, in net U.S. dollar cash outflows.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

     For a fixed rate liability, the cross-currency interest rate swap is structured to receive a fixed rate, in the foreign currency and pay a variable U.S. dollar rate, generally 3-month libor. For a variable rate foreign liability, the cross-currency interest rate swap is structured to receive a variable rate in the foreign currency and pay a variable U.S. dollar rate, generally 3-month libor. In both cases, the terms of the foreign currency received on the swap will exactly match the terms of the foreign currency paid on the liability, thus eliminating currency risk. Because the resulting cash flows in both cases remain variable, the Company has designated such cross-currency interest rate swaps as fair value hedging relationships.

     The Company is exposed to changes in fair value of fixed rate investments denominated in a foreign currency due to changes in foreign currency exchange rates. To manage this risk, the Company uses cross-currency interest rate swaps , resulting, when combined with hedged investments, in net U.S. dollar cash inflows.

     Cross-currency interest rate swaps on investments are structured to pay a fixed rate, in the foreign currency and receive a variable U.S. dollar rate, generally 3-month libor. The terms of the foreign currency paid on the swap will exactly match the terms of the foreign currency received on the asset, thus eliminating currency risk. Because the resulting cash inflows remain variable, the Company has designated such cross-currency interest rate swaps in fair value hedging relationships.

     Equity Market Risk Management

     Many of the Company's individual variable annuity contracts offer GMDB features. The GMDB generally provides a benefit if the annuitant dies and the contract value is less than a specified amount, which may be based on the premiums paid less amounts withdrawn or contract value on a specified anniversary date. A decline in the stock market causing the contract value to fall below this specified amount, which varies from contract to contract based on the date the contract was entered into as well as the GMDB feature elected, will increase the net amount at risk, which is the GMDB in excess of the contract value, which could result in additional GMDB claims. To manage this risk, the Company has implemented a GMDB economic hedging program for primarily for certain new business generated after December 2002. The program does not qualify for hedge accounting under FAS 133, but is designed to offset changes in the value of the GMDB obligation up to a return of the contractholder's premiums paid less amounts withdrawn. Currently the program shorts S&P 500 index futures, which provides an offset to changes in the value of the designated obligation. Prior to implementation of the GMDB hedging program in 2003, the Company managed the risk of these benefits primarily by entering into reinsurance arrangements. See note 12 for additional discussion.

     The Company also offers certain variable annuity products with a guaranteed minimum accumulation benefit (GMAB) rider. The GMAB provides the contract holder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified period of time, 5, 7 or 10 years, selected by the contract holder at the issuance of the variable annuity contract. In some cases, the contract holder also has the option, after a specified period of time, to drop the rider and continue the variable annuity contract without the GMAB. The GMAB is an embedded derivative, as such, the equity exposure in this product is recognized at fair value, separately from the annuity contract, with changes in fair value recognized in the income statement. The Company is exposed to equity market risk to the extent that the underlying investment options, which can include fixed and variable components, selected by the contract holder do not generate enough earnings over the life of the contract to at least equal the adjusted premiums. The Company is economically hedging the GMAB exposure for those risks that exceed a level considered acceptable by purchasing interest rate futures and shorting S&P 500 futures. The GMAB economic hedge does not qualify for hedge accounting under FAS 133.

     Other Non-Hedging Derivatives

     From time-to-time, the Company enters into basis swaps (receive one variable rate, pay another variable rate) to change the rate characteristics of a specific investment to better match the variable rate paid on a liability. While the pay-side terms of the basis swap will line up with the terms of the asset, the Company is not able to match the receive-side terms of the derivative to a specific liability; therefore, basis swaps do not receive hedge accounting treatment.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

     The Company sells credit default protection on selected debt instruments and combines the credit default swap with selected assets the Company owns to replicate a higher yielding bond. These assets may have sufficient duration for the related liability, but do not earn a sufficient credit spread. The combined credit default swap and cash instrument provides the duration and credit spread targeted by the Company. The credit default swaps do not qualify for hedge accounting treatment.

     The Company also has purchased credit default protection on selected debt instruments exposed to short-term credit concerns, or because the combination of the corporate bond and purchased default protection provides sufficient spread and duration targeted by the Company. The purchased credit default protection does not qualify for hedge accounting treatment.

     QUANTITATIVE DISCLOSURE

     Fair Value Hedges

     During the years ended December 31, 2003, 2002 and 2001 gains of $4.2 million, $7.1 million and $2.1 million, respectively, were recognized in net realized losses on investments, hedging instruments and hedged items. This represents the ineffective portion of the fair value hedging relationships. There were no gains or losses attributable to the portion of the derivative instruments' change in fair value excluded from the assessment of hedge effectiveness. There were also no gains or losses recognized in earnings as a result of hedged firm commitments no longer qualifying as fair value hedges.

     Cash Flow Hedges

     For the year ended December 31, 2003 and 2002, the ineffective portion of cash flow hedges was a loss of $5.4 and a gain of $1.8 million in 2002. There were no net gains or losses attributable to the portion of the derivative instruments' change in fair value excluded from the assessment of hedge effectiveness.

     The Company anticipates reclassifying less than $0.2 million in losses out of AOCI over the next 12-month period.

     In general, the maximum length of time over which the Company is hedging its exposure to the variability in future cash flows associated with forecasted transactions is twelve months or less. However, in 2003, the Company did enter into a hedge of a forecasted purchase of shares of a specified mutual fund, where delivery of the shares will occur 30 years in the future. During 2003, 2002 and 2001 the Company did not discontinue any cash flow hedges because the original forecasted transaction was no longer probable. Additionally, no amounts were reclassified from AOCI into earnings because it became probable that a forecasted transaction would not occur.

     Other Derivative Instruments, Including Embedded Derivatives

     Net realized gains and losses on investments, hedging instruments and hedged items for the years ended December 31, 2003, 2002 and 2001 include a net gain of $11.8 million, a net loss of $2.2 million and a net loss of $1.6 million, respectively, related to other derivative instruments, including embedded derivatives, not designated in hedging relationships. For the years ended December 31, 2003, 2002 and 2001, net gains of $4.2 million, $120.4 million and a net loss of $27.7 million, respectively, were recorded in net realized losses on investments, hedging instruments and hedged items reflecting the change in fair value of cross-currency interest rate swaps hedging variable rate medium-term notes denominated in foreign currencies. An additional net gain of $0.9, loss of $119.6 million and a net gain of $26.3 million were recorded in net realized losses on investments, hedging instruments and hedged items to reflect the change in spot rates of these foreign currency denominated obligations during the years ended December 31, 2003, 2002 and 2001, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

         The notional amount of derivative financial instruments outstanding as of December 31, 2003 and 2002 were as follows:

(in millions)                                                                              2003           2002
===================================================================================================================

 INTEREST RATE SWAPS:
   Pay fixed/receive variable rate swaps hedging investments                               $1,954.7      $ 2,206.5
   Pay variable/receive fixed rate swaps hedging investments                                  188.2          229.7
   Pay variable/receive variable rate swaps                                                   154.0          221.0
   Pay variable/receive fixed rate swaps hedging liabilities                                  500.0          500.0
   Pay variable/receive variable rate swaps                                                   430.0          430.0
   Other contracts hedging investments                                                        842.5          690.8
CROSS CURRENCY INTEREST RATE SWAPS:
    Hedging foreign currency denominated investments                                          580.1          111.0
    Hedging foreign currency denominated liabilities                                        2,643.9        3,033.6
Futures contracts                                                                           2,615.8        4,250.9
-------------------------------------------------------------------------------------------------------------------
Total                                                                                      $9,909.2      $11,673.5
===================================================================================================================


(9)  FEDERAL INCOME TAX

     Through September 30, 2002, the Company filed a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the ultimate majority shareholder of NFS. Effective October 1, 2002, Nationwide Corporation's ownership in NFS decreased from 80% to 63%, and as a result, NFS and its subsidiaries, including the Company, no longer qualify to be included in the NMIC consolidated federal income tax return. The members of the NMIC consolidated federal income tax return group participated in a tax sharing arrangement, which provided, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

     Under Internal Revenue Code regulations, NFS and its subsidiaries cannot file a life/non-life consolidated federal income tax return until five full years following NFS' departure from the NMIC consolidated federal income tax return group. Therefore, NFS and its direct non-life insurance company subsidiaries will file a consolidated federal income tax return; NLIC and NLAIC will file a consolidated federal income tax return; the direct non-life insurance companies under NLIC will file separate federal income tax returns until 2008, when NFS expects to be able to file a single consolidated federal income tax return with all of its subsidiaries, including NLIC.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 2003 and 2002 were as follows:

(in millions)                                                                                  2003            2002
========================================================================================================================

DEFERRED TAX ASSETS:
   Future policy benefits                                                                        $ 594.8        $ 549.6
   Derivatives                                                                                      11.7           40.2
   Other                                                                                           104.4           40.1
------------------------------------------------------------------------------------------------------------------------
       Gross deferred tax assets                                                                   710.9          629.9
   Less valuation allowance                                                                         (7.0)          (7.0)
------------------------------------------------------------------------------------------------------------------------
       Net deferred tax assets                                                                     703.9          622.9
------------------------------------------------------------------------------------------------------------------------

DEFERRED TAX LIABILITIES:
   Fixed maturity securities                                                                       390.0          402.2
   Equity securities and other investments                                                          42.7           37.4
   Deferred policy acquisition costs                                                               840.8          762.0
   Other                                                                                            88.1           50.5
------------------------------------------------------------------------------------------------------------------------
       Gross deferred tax liabilities                                                            1,361.6        1,252.1
------------------------------------------------------------------------------------------------------------------------
             Net deferred tax liability                                                          $ 657.7        $ 629.2
========================================================================================================================


     In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Future taxable amounts or recovery of federal income tax paid within the statutory carryback period can offset nearly all future deductible amounts. The valuation allowance was unchanged for each of the years in the three-year period ended December 31, 2003.

     The Company's current federal income tax liability was $106.3 million and $176.4 million as of December 31, 2003 and 2002, respectively.

     Federal income tax expense attributable to income from continuing operations before cumulative effect of adoption of accounting principles for the years ended December 31 was as follows:

(in millions)                                                                  2003           2002           2001
======================================================================================================================

Current                                                                     $      106.7        $ 63.7         $ 32.2
Deferred                                                                           (10.5)        (55.0)         129.0
----------------------------------------------------------------------------------------------------------------------
Federal income tax expense                                                  $       96.2        $  8.7         $161.2
======================================================================================================================

     The customary relationship between federal income tax expense and pre-tax income from continuing operations before cumulative effect of adoption of accounting principles did not exist in 2002. This is a result of the impact of the $121.5 million tax benefit associated with the $347.1 million of accelerated DAC amortization reported in 2002 (see note 4) being calculated at the U.S. federal corporate income tax rate of 35%.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     Total federal income tax expense for the years ended December 31, 2003, 2002 and 2001 differs from the amount computed by applying the U.S. federal income tax rate to income from continuing operations before federal income tax expense and cumulative effect of adoption of accounting principles as follows:


                                                   2003                   2002                    2001
                                               ---------------------- ----------------------- -----------------------
(in millions)                                     AMOUNT        %        Amount        %         Amount        %
=====================================================================================================================

Computed (expected) tax expense               $  152.0         35.0    $  59.3        35.0     $ 220.1        35.0
Tax exempt interest and dividends
  received deduction                             (45.7)       (10.5)     (38.9)      (22.9)      (48.8)       (7.7)
Income tax credits                               (10.8)        (2.5)     (12.7)       (7.5)      (11.5)       (1.8)
Other, net                                         0.7          0.1        1.0         0.5         1.4         0.1
---------------------------------------------------------------------------------------------------------------------
Total (effective rate for each year)          $   96.2         22.1    $   8.7         5.1    $  161.2        25.6
=====================================================================================================================


     Total federal income tax paid (refunded) was $176.0 million, $71.0 million and $(45.4) million during the years ended December 31, 2003, 2002 and 2001, respectively. The 2002 amount includes $56.0 million for previously deferred intercompany gains for tax purposes that became due when NFS no longer qualified to be included in the NMIC consolidated federal income tax return.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


(10) COMPREHENSIVE INCOME

     Comprehensive income includes net income as well as certain items that are reported directly within a separate component of shareholder's equity that bypass net income. Other comprehensive income is comprised of net unrealized gains on securities available-for-sale and accumulated net gains (losses) on cash flow hedges. The related before and after federal income tax amounts for the years ended December 31, 2003, 2002 and 2001 were as follows:

                                                                                            YEARS ENDED DECEMBER 31,
                                                                          -------------------------------------------
(in millions)                                                                 2003           2002           2001
=====================================================================================================================

Unrealized (losses) gains on securities available-for-sale arising during the period:
Gross                                                                      $     (16.7)       $ 527.5        $ 164.0
Adjustment to deferred policy acquisition costs                                   56.9         (205.7)         (71.7)
Adjustment to future policy benefits and claims                                   22.6         (133.2)             -
Related federal income tax expense                                               (22.4)         (66.0)         (32.3)
---------------------------------------------------------------------------------------------------------------------
Net unrealized gains                                                              40.4          122.6           60.0
---------------------------------------------------------------------------------------------------------------------

Reclassification adjustment for net losses on securities available-for-sale realized during the period:
Gross                                                                             91.0           86.2           58.7
Related federal income tax benefit                                               (31.8)         (30.2)         (20.5)
---------------------------------------------------------------------------------------------------------------------
Net reclassification adjustment                                                   59.2           56.0           38.2
---------------------------------------------------------------------------------------------------------------------

Other comprehensive income on securities                                          99.6          178.6           98.2
   available-for-sale
---------------------------------------------------------------------------------------------------------------------

Accumulated net (losses) gains on cash flow hedges:
Gross                                                                            (40.9)          16.9          (13.5)
Related federal income tax benefit (expense)                                      14.3           (5.9)           4.7
---------------------------------------------------------------------------------------------------------------------
Other comprehensive (loss) income on cash flow hedges                            (26.6)          11.0           (8.8)
---------------------------------------------------------------------------------------------------------------------

Accumulated net loss on transition adjustments:
Transition adjustment - SFAS 133                                                     -              -           (5.6)
Transition adjustment - EITF 99-20                                                   -              -            3.5
Related federal income tax benefit                                                   -              -            0.7
---------------------------------------------------------------------------------------------------------------------
Other comprehensive loss on transition adjustments                                   -              -           (1.4)
---------------------------------------------------------------------------------------------------------------------

Total other comprehensive income                                           $      73.0    $     189.6     $     88.0
=====================================================================================================================


     Reclassification adjustments for net realized gains and losses on the ineffective portion of cash flow hedges were immaterial during 2003, 2002 and 2001 and, therefore, are not reflected in the table above.

(11) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     The fair value of a financial instrument is defined as the amount at which the financial instrument could be bought, or in case of liabilities incurred, or sold, or in the case of liabilities settled, in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on the best information available in the circumstances. Such estimates of fair value should consider prices for similar assets or similar liabilities and the results of valuation techniques to the extent available in the circumstances. Examples of valuation techniques include the present value of estimated expected future cash flows using discount rates commensurate with the risks involved, option-pricing models, matrix pricing, option-adjusted spread models, and fundamental analysis. Valuation techniques for measuring assets and liabilities must be consistent with the objective of measuring fair value and should incorporate assumptions that market participants would use in their estimates of values, future revenues, and future expenses, including assumptions about interest rates, default, prepayment, and volatility. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using matrix pricing, present value or other suitable valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

     Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, the Company's estimate of the fair values of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

     The tax ramifications of the related unrealized gains and losses can have a significant effect on the estimates of fair value and have not been considered in arriving at such estimates.

     In estimating its fair value disclosures, the Company used the following methods and assumptions:

          Fixed maturity and equity securities: The fair value of fixed maturity and marketable equity securities is generally obtained from independent pricing services based on market quotations. For fixed maturity securities not priced by independent services (generally private placement securities and securities that do not trade regularly), an internally developed pricing model or "corporate pricing matrix" is most often used. The corporate pricing matrix is developed by obtaining spreads versus the US Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the corporate matrix are important inputs into the model and are used to determine a corresponding spread that is added to the US Treasury yield to create an estimated market yield for the that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Additionally, the Company's internal corporate pricing matrix is not suitable for valuing certain fixed maturity securities, particularly those with complex cash flows such as certain mortgage-backed and asset-backed securities. In these cases, a separate "structured product pricing matrix" has been developed to value, as appropriate, using the same methodology described above. For securities for which quoted market prices are not available and for which the Company's structured product pricing matrix is not suitable for estimating fair values, qualified company representatives determine the fair value using other modeling techniques, primarily using a commercial software application utilized in valuing complex securitized investments with variable cash flows. As of December 31, 2003, 68% of the fair values of fixed maturity securities were obtained from independent pricing services, 21% from the Company's pricing matricies and 11% from other sources.

          Mortgage loans on real estate, net: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Estimated fair value is based on the present value of expected future cash flows discounted at the loan's effective interest rate.

          Policy loans, short-term investments and cash: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


          Separate account assets and liabilities: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

          Investment contracts: The fair value for the Company's liabilities under investment type contracts is based on one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

          Policy reserves on life insurance contracts: Included are disclosures for individual and corporate-owned life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, for which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

          Short-term debt and collateral received - securities lending and derivatives: The carrying amounts reported in the consolidated balance sheets for these instruments approximates their fair value.

          Long-term debt, payable to NFS: The fair value for long-term debt is based on estimated market prices.

          Commitments to extend credit: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 12.

          Interest rate and cross currency interest rate swaps: The fair value for interest rate and cross currency interest rate swaps are calculated with pricing models using current rate assumptions.

          Futures contracts: The fair value for futures contracts is based on quoted market prices.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


         Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:

                                                                 2003                        2002
                                                              --------------------------- --------------------------
                                                               CARRYING      ESTIMATED     Carrying      Estimated
(in millions)                                                   AMOUNT       FAIR VALUE     amount      fair value
====================================================================================================================

ASSETS
   Investments:
      Securities available-for-sale:
         Fixed maturity securities                              $26,946.8      $26,946.8   $ 24,169.0    $ 24,169.0
         Equity securities                                           85.6           85.6         84.3          84.3
      Mortgage loans on real estate, net                          8,345.8        8,830.0      7,923.2       8,536.4
      Policy loans                                                  618.3          618.3        629.2         629.2
      Short-term investments                                      1,860.8        1,860.8      1,210.3       1,210.3
   Cash                                                               0.1            0.1          0.9           0.9
   Assets held in separate accounts                              57,084.5       57,084.5     47,208.2      47,208.2

LIABILITIES
   Investment contracts                                         (28,663.4)     (27,239.8)   (25,276.3)    (23,634.1)
   Policy reserves on life insurance contracts                   (6,658.9)      (6,706.7)    (6,403.5)     (6,479.6)
Short-term debt                                                    (199.8)        (199.8)           -             -
   Long-term debt, payable to NFS                                  (700.0)        (803.7)      (600.0)       (728.5)
   Collateral received - securities lending and derivatives      (1,521.1)      (1,521.1)    (1,363.6)     (1,363.6)
   Liabilities related to separate accounts                     (57,084.5)     (56,118.6)   (47,208.2)    (45,524.6)

DERIVATIVE FINANCIAL INSTRUMENTS
   Interest rate swaps hedging assets                               (99.4)         (99.4)      (141.2)       (141.2)
   Cross currency interest rate swaps                               599.1          599.1        325.1         325.1
   Futures contracts                                                (25.2)         (25.2)       (45.7)        (45.7)
   Other derivatives                                                  4.6            4.6            -             -
--------------------------------------------------------------------------------------------------------------------


(12) RISK DISCLOSURES

     The following is a description of the most significant risks facing the Company and how it mitigates those risks:

     Credit Risk: The risk that issuers of securities, mortgagees on real estate mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations. The Company mitigates this risk by adhering to investment policies that provide portfolio diversification on an asset class, creditor, and industry basis, and by complying with investment limitations governed by State insurance laws and regulations, as applicable. The Company actively monitors and manages exposures, including restructuring, reducing, or liquidating investments, and determines whether any securities are impaired or loans are deemed uncollectible and takes charges in the period such assessments are made. The ratings of reinsurers who owe the Company money are regularly monitored along with outstanding balances as part of the Company's reinsurance collection process, with timely follow-up on delayed payments. The aggregate credit risk taken in the investment portfolio is influenced by management's risk/return preferences, the economic and credit environment, the relationship of credit risk in the asset portfolio to other business risks that the Company is exposed to and the Company's current and expected future capital position.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities, and/or an unfavorable change in prepayment activity, resulting in compressed interest margins. For example, if liabilities come due more quickly than assets mature, an insurer could potentially have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss. In some investments that contain borrower options, this risk may be realized through unfavorable cash flow patterns, e.g. increased principal repayment when interest rates have declined. When unfavorable interest rate movements occur, interest margins may compress, reducing profitability. The Company mitigates this risk by offering products that transfer this risk to the purchaser and/or by attempting to approximately match the maturity schedule of its assets with the expected payouts of its liabilities, both at inception and on an ongoing basis. In some investments that permit prepayment at the borrower option, make-whole provisions are required such that if the borrower prepays in a lower-rate environment, the Company be compensated for the loss of future income. In other situations, the Company accepts some interest rate risk in exchange for a higher yield on the investment.

     Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the U.S., thus reducing its exposure to any single product or jurisdiction, and also by employing practices that identify and minimize the adverse impact of this risk.

     Ratings Risk: The risk that rating agencies change their outlook or rating of the Company or a subsidiary of the company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company and certain subsidiaries. The Company is at risk to changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk.

     Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

     Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower and are subject to conditions established in the uinderlying contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgaged property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to generally lend no more than 80% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $391.8 million extending into 2004 were outstanding as of December 31, 2003. The Company also had $110.3 million of commitments to purchase fixed maturity securities outstanding as of December 31, 2003.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     Notional amounts of derivative financial instruments, primarily interest rate swaps, interest rate futures contracts and foreign currency swaps, significantly exceed the credit risk associated with these instruments and represent contractual balances on which calculations of amounts to be exchanged are based. Credit exposure is limited to the sum of the aggregate fair value of positions that have become favorable to the Company, including accrued interest receivable due from counterparties. Potential credit losses are minimized through careful evaluation of counterparty credit standing, selection of counterparties from a limited group of high quality institutions, collateral agreements and other contract provisions. Any exposures related to derivative activity are aggregated with other credit exposures between the Company and the derivative counterparty to assess adherence to established credit limits. As of December 31, 2003, the Company's credit risk from these derivative financial instruments was $75.8 million, net of $544.5 million of cash collateral and $163.0 million in securities pledged as collateral.

     Equity Market Risk: Asset fees calculated as a percentage of the separate account assets are a significant source of revenue to the Company. As of December 31, 2003, approximately 80% of separate account assets were invested in equity mutual funds. Gains and losses in the equity markets will result in corresponding increases and decreases in the Company's separate account assets and the reported asset fee revenue. In addition, a decrease in separate account assets may decrease the Company's expectations of future profit margins due to a decrease in asset fee revenue and/or an increase in GMDB or GMAB claims, which may require the Company to accelerate the amortization of DAC.

     Many of the Company's individual variable annuity contracts offer GMDB features. The GMDB generally provides a benefit if the annuitant dies and the contract value is less than a specified amount, which may be based on the premiums paid less amounts withdrawn or contract value on a specified anniversary date. A decline in the stock market causing the contract value to fall below this specified amount, which varies from contract to contract based on the date the contract was entered into as well as the GMDB feature elected, will increase the net amount at risk, which is the GMDB in excess of the contract value, which could result in additional GMDB claims. The Company utilizes a combination of risk management techniques to mitigate this risk. In general, for most contracts issued prior to July 2002, the Company obtained reinsurance from independent third parties, whereas for certain contracts issued after December 2002, the Company has been executing an economic hedging program. The GMDB economic hedging program is designed to offset changes in the economic value of the GMDB obligation up to a return of the contract holder's premium payments, however the first 10% of GMDB claims are not hedged. Currently the program shorts S&P 500 index futures, which provides an offset to changes in the value of the designated obligation. The Company's economic evaluation of the GMDB obligation is not consistent with current accounting treatment of the GMDB obligation. Therefore the hedging activity will lead to volatility of earnings. This volatility was negligible in 2003. As of December 31, 2003, the net amount at risk, defined as the excess of the death benefit over the account value, was $2.8 billion before reinsurance and $982.9 million net of reinsurance. As of December 31, 2003 and 2002, the Company's reserve for GMDB claims was $21.8 million and $13.7 million, respectively. See note 21 for discussion of the impact of adopting a new accounting principle regarding GMDB reserves in 2004.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

     The Company also offers certain variable annuity products with a GMAB rider. The GMAB provides the contract holder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified period of time, 5, 7 or 10 years, selected by the contract holder at the time of issuance of the variable annuity contract. In some cases, the contract holder also has the option, after a specified period of time, to drop the rider and continue the variable annuity contract without the GMAB. The design of the GMAB rider limits the risk to the Company in a variety of ways including the requirement that a significant portion of the premium be allocated to a guaranteed term option (GTO) that is a fixed rate investment, thereby reducing the equity exposure. The GMAB represents an embedded derivative in the variable annuity contract that is required to be separated from and valued apart from the host variable annuity contract. The embedded derivative is carried at fair value and reported in other future policy benefits and claims. The Company initially records an offset to the fair value of the embedded derivative on the balance sheet, which is amortized through the income statement over the term of the GMAB period of the contract. The fair value of the GMAB embedded derivative is calculated based on actuarial assumptions related to the projected benefit cash flows incorporating numerous assumptions including, but not limited to, expectations of contract holder persistency, market returns, correlation's of market returns and market return volatility. The Company began selling contracts with the GMAB feature on May 1, 2003. Beginning October 1, 2003, the Company launched an enhanced version of the rider that offered increased equity exposure to the contract holder in return for a higher charge. The Company simultaneously began economically hedging the GMAB exposure for those risks that exceed a level it considered acceptable. The GMAB economic hedge consists of shorting interest rate futures and S&P 500 futures contracts and does not qualify for hedge accounting under FAS 133. See note 2(c) for discussion of economic hedges. The objective of the GMAB economic hedge strategy is to manage the exposures with risk beyond a level considered acceptable to the Company. The Company is exposed to equity market risk related to the GMAB feature should the growth in the underlying investments, including any GTO investment, fail to reach the guaranteed return level. The GMAB embedded derivative will create volatility in earnings, however the hedging program provides substantial mitigation of this exposure. This volatility was negligible in 2003. The fair value of the GMAB embedded derivative as of December 31, 2003 was $4.3 million. Changes in the fair value of the GMAB embedded derivative and the hedging instruments totaled $(0.4) million and $(0.1) million, respectively, during the year ended December 31, 2003.

     Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the U. S. As of December 31, 2003, the Company has a diversified portfolio with no more than 23% in any geographic area and no more than 2% with any one borrower. As of December 31, 2003, 31% of the carrying value of the Company's commercial mortgage loan portfolio financed retail properties.

     Significant Business Concentrations: As of December 31, 2003, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location. Also, the Company did not have a concentration of business transactions with a particular customer, lender or distribution source, a market or geographic area in which business is conducted that makes it overly vulnerable to a single event which could cause a severe impact to the Company's financial position.

     Guarantee Risk: In connection with the selling of securitized interests in Low Income Housing Tax Credit Funds (Tax Credit Funds), see note 18, the Company guarantees a specified minimum return to the investor. The guaranteed return varies by transaction and follows general market trends. The Company's risk related to securitized interests in Tax Credit Funds is that the tax benefits provided to the investor are not sufficient to provide the guaranteed cumulative after-tax yields. The Company mitigates these risks by having qualified individuals with extensive industry experience perform due diligence on each of the underlying properties to ensure they will be capable of delivering the amount of credits anticipated and by requiring cash reserves to be held at various levels within these structures to provide for possible shortfalls in the amount of credits generated.

     Reinsurance: The Company has entered into reinsurance contracts to cede a portion of its general account individual annuity business. Total recoveries due from these contracts were $635.9 million as of December 31, 2003. The contracts are immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Under the terms of the contracts, trusts have been established as collateral for the recoveries. The trust assets are invested in investment grade securities, the fair value of which must at all times be greater than or equal to 100% or 102% of the reinsured reserves, as outlined in each of the underlying contract.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

     Collateral - Derivatives: The Company enters into agreements with various counterparties to execute over-the-counter derivative transactions. The Company's policy is to include a Credit Support Annex with each agreement to protect the Company for any exposure above the approved credit threshold. This also protects the counterparty against exposure to the Company. The Company generally posts securities as collateral and receives cash as collateral from counterparties. The Company maintains ownership of the pledged securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the period it is pledged as collateral.

     Collateral - Securities Lending: The Company, through its agent, lends certain portfolio holdings and in turn receives cash collateral. The cash collateral is invested in high-quality short-term investments. The Company's policy requires a minimum of 102% of the fair value of the securities loaned be maintained as collateral. Net returns on the investments, after payment of a rebate to the borrower, are shared between the Company and its agent. Both the borrower and the Company can request or return the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term.

(13) PENSION PLAN, POSTRETIREMENT BENEFITS OTHER THAN PENSIONS AND RETIREMENT SAVINGS PLAN

     The Company, together with certain affiliated companies, sponsors pension plans covering all employees of participating companies who have completed at least one year of service and who have met certain age requirements. Plan contributions are invested in a group annuity contract of NLIC. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

     Pension costs charged to operations by the Company during the years ended December 31, 2003, 2002 and 2001 were $13.2 million, $10.0 million and $5.0 million, respectively. The Company has recorded a prepaid pension asset of $7.7 million as of December 31, 2003 compared to pension liability of $0.5 million as of December 31, 2002.

     In addition to the defined benefit pension plan, the Company, together with certain other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees, hired prior to June 1, 2000, who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, by no more than three percent through 2006, at which time the cap will be frozen. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

     The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law on December 8, 2003. FASB Staff Position FAS 106-1, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 permits employers that sponsor postretirement benefit plans to defer accounting for the effects of the Act until the FASB issues guidance on how to account for the provisions of the Act. Specific authoritative guidance on accounting for the Act is pending. The issued guidance could require the plan sponsor to change previously reported information. The Company will defer recognition of the Act until the guidance is issued. Any measures of the accumulated postretirement benefit obligation (APBO) and net periodic postretirement benefit cost (NPPBC) do not reflect the effects of the Act.

     The Company's accrued postretirement benefit expense as of December 31, 2003 and 2002 was $50.5 million and $51.9 million, respectively, and the NPPBC for 2003, 2002 and 2001 was $1.1 million, $3.5 million and $2.9 million, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

     Information regarding the funded status of the pension plans as a whole and the postretirement life and health care benefit plan as a whole, both of which are U.S. plans, as of December 31, 2003 and 2002 follows:

                                                                  PENSION BENEFITS           POSTRETIREMENT BENEFITS
                                                             ---------------------------  ------------------------------
(in millions)                                                   2003           2002           2003            2002
========================================================================================================================

CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year                    $  2,236.2      $   2,132.2     $   269.7      $   314.0
Service cost                                                    104.0            103.3           9.9           13.2
Interest cost                                                   131.7            135.6          19.5           22.5
Participant contributions                                           -                -           4.2            4.0
Plan amendment                                                    1.6            (11.5)            -         (117.7)
Actuarial loss (gain)                                            85.1            (13.1)         (2.8)          54.0
Benefits paid                                                  (101.6)           (97.6)        (20.4)         (20.3)
Impact of settlement/curtailment                                    -            (12.7)            -              -
Impact of plan merger                                               -                -          26.7              -
------------------------------------------------------------------------------------------------------------------------
Benefit obligation at end of year                             2,457.0          2,236.2         306.8          269.7
------------------------------------------------------------------------------------------------------------------------

CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year                1,965.0          2,200.7         106.9          119.7
Actual return on plan assets                                    265.4           (142.4)         16.5          (12.7)
Employer contributions1                                         113.6              4.3          20.3           16.2
Participant contributions                                           -                -           4.2            4.0
Benefits paid1                                                 (101.6)           (97.6)        (20.4)         (20.3)
------------------------------------------------------------------------------------------------------------------------
Fair value of plan assets at end of year                      2,242.4          1,965.0         127.5          106.9
------------------------------------------------------------------------------------------------------------------------

Funded status                                                  (214.6)          (271.2)       (179.3)        (162.8)
Unrecognized prior service cost                                  30.3             33.6        (103.3)        (116.9)
Unrecognized net losses                                         192.1            225.9          56.9           71.9
Unrecognized net (asset) obligation at transition                (2.5)            (3.8)            -            0.1
------------------------------------------------------------------------------------------------------------------------
Prepaid (accrued) benefit cost, net                        $      5.3  $         (15.5)    $  (225.7)     $  (207.7)
========================================================================================================================
------------------------------------------------------------------------------------------------------------------------
Accumulated benefit obligation                             $  2,020.2      $   1,821.0           N/A            N/A
========================================================================================================================

          ________

          1 Employer contributions and benefits paid include only those amounts contributed directly to or paid directly from plan assets.

     Effective January 1, 2003, the pension plan was amended to improve benefits for certain participants, resulting in an increase in the projected benefit of $1.6 million. Two significant plan changes were enacted to the postretirement benefit plans as of December 31, 2002. The postretirement medical plan was revised to reflect the current expectation that there will be no further increases in the benefit cap after 2006. Prior to 2007, it is assumed that benefit caps will increase by 3 percent per year, at which time the cap will be frozen. The postretirement death benefit plan was revised to reflect that all employer subsidies will be phased out beginning in 2007. The 2007 subsidy is assumed to be 2/3 of the current subsidy and the 2008 subsidy is assumed to be 1/3 of the current amount. There is no employer subsidized benefit assumed after 2008.

     The plan sponsor and participating employers, including the Company, expect to contribute $130.0 million to the pension plan and $20.0 million to the postretirement benefit plan in 2004.

     Effective January 1, 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) raised IRS limits for benefits and salaries considered in qualified pension plans. The projected benefit obligation decreased by $11.5 million from December 31, 2001 due to the anticipation of the EGTRRA sunset provisions not recognized in the December 31, 2001 calculations.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     On June 30, 2002, NMIC Medicare operations ceased, and all Medicare employees were terminated as Nationwide employees. Curtailment charges of $10.5 million and curtailment credits of $10.0 million were directly assigned to NMIC for the years ended December 31, 2003 and 2002 respectively.

     Weighted average assumptions used in calculating benefit obligations and the funded status of the pension plan and postretirement life and health care benefit plan as of the end of each period presented were as follows:

                                                             PENSION BENEFITS           POSTRETIREMENT BENEFITS
                                                        ----------------------------  -----------------------------
                                                            2003           2002           2003           2002
===================================================================================================================

Discount rate                                                  5.50%          6.00%          6.10%           6.60%
Rate of increase in future compensation levels                 4.00%          4.50%              -               -
Assumed health care cost trend rate:
Initial rate                                                       -              -        11.00%1         11.30%1
Ultimate rate                                                      -              -         5.20%1          5.70%1
Declining period                                                   -              -       11 YEARS        11 Years
-------------------------------------------------------------------------------------------------------------------


          ________
          1 The 2003 initial rate is 12.0% for participants over age 65, with an ultimate rate of 5.6% and the 2002 initial rate is 12.3% for participants over age 65, with an ultimate rate of 6.3%.

     The Company uses a December 31 measurement date for all plans.

     The asset allocation for the pension plan as a whole at the end of 2003 and 2002, and the target allocation for 2004, by asset category, are as follows:

                                                                                 TARGET
                                                                          ALLOCATION PERCENTAGE       PERCENTAGE OF PLAN ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Asset Category                                                                    2004                  2003             2002
===================================================================================================================================
Equity Securities                                                                40 - 65                      45%              43%
Debt Securities                                                                  25 - 50                      55%              57%
Real Estate                                                                       0 - 10                       0%               0%
Total                                                                                  -                     100%             100%
===================================================================================================================================


     The plan employs a total return investment approach whereby a mix of equities and fixed income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. Plan language requires investment in a group annuity contract backed by fixed investments with an interest rate guarantee to match liabilit ies for specific classes of retirees. On a periodic basis, the portfolio is analyzed to establish the optimal mix of assets given current market conditions given the risk tolerance. In the most recent study, asset sub-classes were considered in debt securities (diversified US investment grade bonds, diversified high-yield US securities, and international fixed income, emerging markets, and commercial mortgage loans) and equity investments (domestic equities, private equities, international equities, emerging market equities and real estate investments). Each asset sub-class chosen contains a diversified blend of securities from that sub-class. Investment mix is measured and monitored on an on-going basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

     The asset allocation for the other postretirement life and healthcare benefit plan as a whole at the end of 2003 and 2002, and the target allocation for 2004, by asset category, are as follows:

                                                                               TARGET
                                                                        ALLOCATION PERCENTAGE       PERCENTAGE OF PLAN ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Asset Category                                                                  2004                  2003             2002
=================================================================================================================================
                                                                                     -
Equity Securities                                                              50 - 80                 59%               53%
Debt Securities                                                                20 - 50                 35%               39%
Other                                                                           0 - 10                  6%                8%
Total                                                                                -                100%              100%
=================================================================================================================================


         The other postretirement life and health care benefit plan employs a total return investment approach whereby a mix of equities and fixed income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. Plan investments for retiree life insurance benefits include a retiree life insurance contract issued by NLIC and for retiree medical liabilities both a group annuity contract issued by NLIC backed by fixed investments with an interest rate guarantee and a separate account invested in diversified US equities. The investment mix is measured and monitored on an on-going basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.

         The components of net periodic pension cost for the pension plan as a whole for the years ended December 31, 2003, 2002 and 2001 were as follows:

(in millions)                                                                    2003            2002             2001
========================================================================================================================

Service cost (benefits earned during the period)                           $     104.0    $      103.3   $        89.3
Interest cost on projected benefit obligation                                    131.7           135.6           129.1
Expected return on plan assets                                                  (156.7)         (178.6)         (183.8)
Recognized gains                                                                   0.1               -            (7.8)
Amortization of prior service cost                                                 4.5             4.4             3.2
Amortization of unrecognized transition asset                                     (1.3)           (1.3)           (1.3)
------------------------------------------------------------------------------------------------------------------------
       Net periodic pension cost                                            $     82.3    $       63.4   $        28.7
========================================================================================================================


     Weighted average assumptions used in calculating the net periodic pension cost, set at the beginning of each year, for the pension plan were as follows:

                                                                             2003           2002           2001
====================================================================================================================

Weighted average discount rate                                              6.00%          6.50%          6.75%
Rate of increase in future compensation levels                              4.50%          4.75%          5.00%
Expected long-term rate of return on plan assets                            7.75%          8.25%          8.00%
--------------------------------------------------------------------------------------------------------------------

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. This process is integrated with the determination of other economic assumptions such as discount rate and salary scale. Historical markets are studied and long-term historical relationships between equities and fixed-income are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run called a risk premium. Historic risk premiums are used to develop expected real rates of return of each asset sub-class. The expected real rates of return, reduced for investment expenses, are applied to the target allocation of each asset sub-class to produce an expected real rate of return for the target portfolio. This expected real rate of return will vary by plan and will change when the plan's target investment portfolio changes. Current market factors such as inflation and interest rates are incorporated in the process as follows. For a given measurement date, the discount rate is set by reference to the yield on high-quality corporate bonds to approximate the rate at which plan benefits could effectively be settled. The historic real rate of return is subtracted from these bonds to generate an assumed inflation rate. The expected long-term rate of return for plan assets is the assumed inflation rate plus the expected real rate of return. This process effectively sets the expected return for the plan's portfolio at the yield for the reference bond portfolio, adjusted for expected risk premiums of the target asset portfolio. Given the prospective nature of this calculation, short-term fluctuations in the market do not impact the expected risk premiums. However, as the yield for the reference bond fluctuates, the assumed inflation rate and the expected long-term rate are adjusted in tandem.

     In 2002, the pension plan's target investment portfolio was modified based on the recommendations of a pension optimization study. This change in investment strategy is expected to increase long-term real rates of return 0.50% while maintaining the same aggregate risk level. For this reason, the expected long-term rate of return was increased to 8.25% in 2002 from 8.00% in 2001.

     The components of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 2003, 2002 and 2001 were as follows:

(in millions)                                                                 2003           2002           2001
=====================================================================================================================
Service cost (benefits attributed to employee service during the year)        $ 9.9         $ 13.2         $ 12.6
Interest cost on accumulated postretirement benefit obligation                 19.5           22.5           21.4
Expected return on plan assets                                                 (8.0)          (9.2)          (9.6)
Amortization of unrecognized transition obligation of affiliates                  -            0.6            0.6
Net amortization and deferral                                                  (9.9)          (0.5)          (0.4)
---------------------------------------------------------------------------------------------------------------------
NPPBC                                                                         $11.5         $ 26.6         $ 24.6
=====================================================================================================================


     Weighted average actuarial assumptions used for the measurement of the NPPBC, set at the beginning of each year, for the postretirement benefit plan for 2003, 2002 and 2001 were as follows:

                                                                                      2003           2002           2001
==========================================================================================================================

Discount rate                                                                         6.60%          7.25%          7.50%
Long-term rate of return on plan assets                                               7.50%          7.75%          8.00%
Assumed health care cost trend rate:
Initial rate                                                                         11.30% 1        11.00% 1       11.00%
Ultimate rate                                                                         5.70% 1        5.50%  1       5.50%
Declining period                                                                   11 YEARS        4 Years        4 Years
--------------------------------------------------------------------------------------------------------------------------

1 The 2003 initial rate is 12.0% for participants over age 65, with an ultimate rate of 5.6% and the 2002 initial rate is 12.3% for participants over age 65, with an ultimate rate of 6.3%.

     Because current plan costs are very close to the employer dollar caps, the health care cost trend has an immaterial effect on plan obligations and expense for the postretirement benefit plan as a whole. For this reason, the effect of a one percentage point increase or decrease in the assumed health care cost trend rate on the APBO as of December 31, 2003 and on the NPPBC for the year ended December 31, 2003 was not calculated.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     The Company, together with other affiliated companies, sponsors defined contribution retirement savings plans covering substantially all employees of the Company. Employees may make salary deferral contributions of up to 22%. Salary deferrals of up to 6% are subject to a 50% Company match. The Company's expense for contributions to these plans totaled $5.5 million, $5.7 million and $5.6 million for 2003, 2002 and 2001, respectively, including $0.5 million and $0.4 million related to discontinued operations for 2002 and 2001, respectively.

(14) SHAREHOLDER'S EQUITY, REGULATORY RISK-BASED CAPITAL, RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

     The State of Ohio, where NLIC and NLAIC are domiciled, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements for all periods presented herein.

     The statutory capital and surplus of NLIC as of December 31, 2003 and 2002 was $2.23 billion and $1.61 billion, respectively. The statutory net income of NLIC for the years ended December 31, 2003, 2002 and 2001 was $444.4 million, $92.5 million and $83.1 million, respectively.

     The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of January 1, 2004, based on statutory financial results as of and for the year ended December 31, 2003, NLIC could pay dividends totaling $284.4 million without obtaining prior approval. In February 2004, NLIC obtained prior approval from the Ohio Department of Insurance to pay a dividend to NFS in the amount of $75.0 million because the December 31, 2003 statutory financial statements had not been filed at the time of the dividend.

     In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholders.

     The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses, interest and shareholder dividends in the future.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


(15) RELATED PARTY TRANSACTIONS

     Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as investment management, advertising, personnel and general management services, to those subsidiaries. Expenses covered by such agreement are subject to allocation among NMIC and such subsidiaries. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commission expense and other methods agreed to by the participating companies and that are within industry guidelines and practices. In addition, Nationwide Services Company, LLC, a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration, and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 2003, 2002 and 2001, the Company made payments to NMIC and Nationwide Services Company, LLC, totaling $170.4 million, $135.6 million and $139.8 million, respectively. The Company does not believe that expenses recognized under these agreements are materially different than expenses that would have been recognized had the Company operated on a stand-alone basis.

     NLIC has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $5.22 billion and $4.50 billion as of December 31, 2003 and 2002, respectively. Total revenues from these contracts were $138.9 million, $143.3 million and $150.7 million for the years ended December 31, 2003, 2002 and 2001, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances were $111.8 million, $114.8 million and $122.5 million for the years ended December 31, 2003, 2002 and 2001, respectively. The terms of these contracts are consistent in all material respects with what the Company offers to unaffiliated parties who are similarly situated.

     Funds of Gartmore Global Investments, Inc. (GGI), an affiliate, are offered as investment options in certain of the Company's products. As of December 31, 2003 and 2002, customer allocations to GGI funds were $12.80 billion and $12.21 billion, respectively. For the years ended December 31, 2003 and 2002, GGI paid the Company $38.6 million and $35.3 million, respectively, for the distribution and servicing of these funds.

     NLIC has a reinsurance agreement with NMIC whereby all of NLIC's accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets and investment earnings are paid to the reinsurer. Under the terms of NLIC's agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by NLIC, although a fee is paid to NLIC for the retention of such risk. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC for the years ended December 31, 2003, 2002 and 2001 were $286.7 million, $325.0 million and $200.7 million, respectively, while benefits, claims and expenses ceded were $247.5 million, $328.4 million and $210.1 million, respectively.

     Under a marketing agreement with NMIC, NLIC makes payments to cover a portion of the agent marketing allowance that is paid to Nationwide agents. These costs cover product development and promotion, sales literature, rent and similar items. Payments under this agreement totaled $24.8 million, $24.9 million and $26.4 million for the years ended December 31, 2003, 2002 and 2001, respectively.

     The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 2003, 2002 and 2001, the Company made lease payments to NMIC and its subsidiaries of $17.5 million, $20.2 million and $18.7 million, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or after a stated period, the seller will repurchase the securities at the original sales price plus interest. As of December 31, 2003 and 2002, the Company had no borrowings from affiliated entities under such agreements. During 2003, 2002 and 2001, the most the Company had outstanding at any given time was $126.0 million, $224.9 million and $368.5 million, respectively, and the Company incurred interest expense on intercompany repurchase agreements of $0.1 million, $0.3 million and $0.2 million for 2003, 2002 and 2001, respectively. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

     The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC for the benefit of the Company were $205.9 million and $87.0 million as of December 31, 2003 and 2002, respectively, and are included in short-term investments on the accompanying consolidated balance sheets. For the years ending December 31, 2003, 2002 and 2001, the Company paid NCMC fees and expenses totaling $0.3 million, $0.3 million and $0.4 million, respectively.

     Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for each of the years in the three year period ended December 31, 2003 were $62.0 million, $50.3 million and $52.9 million, respectively.

     Through September 30, 2002, the Company filed a consolidated federal income tax return with NMIC, as discussed in more detail in note 9, beginning October 1, 2002, NLIC files a consolidated federal income tax return with NLAIC. Total payments to (from) NMIC were $71.0 million and $(45.4) million for the years ended December 31, 2002 and 2001, respectively. Total payments to (from) NLAIC were $(2.7) million and $0 for the years ended December 31, 2003 and 2002, respectively.

     In the third quarter of 2003, NLIC received a capital contribution of 100% of the common stock of Nationwide Retirement Plan Solutions (NRPS) from NFS. The capital contribution was valued at $0.2 million. Immediately after receipt of this capital contribution, NRPS was dissolved into NLIC.

     In first quarter 2003 NLIC received a $200.0 million capital contribution from NFS for general corporate purposes.

     In 2003 and 2002, NLIC paid dividends of $60.0 million and $35.0 million, respectively, to NFS. During 2003 and 2002 NLIC paid dividends in the form of return of capital of $100.0 million and $475.0 million to NFS, respectively. Furthermore, in February 2004, NLIC paid a $75.0 million dividend to NFS.

     In addition, in June 2002, NLIC paid a dividend to NFS in the form of all of the shares of common stock of NSI, a wholly owned broker/dealer subsidiary. Therefore, the results of the operations of NSI have been reflected as discontinued operations for all periods presented. This was a transaction between related parties and therefore was recorded at carrying value, $10.0 million, of the underlying components of the transaction rather than fair value. Such amount represents a non-cash transaction that is not reflected in the Consolidated Statement of Cash Flows.

     In December 2001, NLIC issued NFS a 7.50%, $300.0 million surplus note maturing on December 17, 2031. In June 2002, NLIC issued NFS an 8.15%, $300.0 million surplus note maturing June 27, 2032. In December 2003, NLIC issued NFS a 6.75%, $100.0 million surplus note maturing December 23, 2033. The Company made interest payments on surplus notes to NFS totaling $47.1 million and $30.1 million in 2003 and 2002, respectively. In addition, the Company made interest payments on unsecured notes to NFS totaling less than $0.1 million and $0.5 million in 2003 and 2002, respectively. As of December 31, 2003 there were no outstanding balances on unsecured notes to NFS.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     During 2001, the Company entered into a transaction with NMIC, whereby it sold 78% of its interest in a limited partnership (representing 49% of the limited partnership) to NMIC for $158.9 million. As a result of this sale, the Company recorded a realized gain of $44.4 million, and related tax expense of $15.5 million. During 2002, the Company entered into transactions with NMIC and Nationwide Indemnity Company (NIC), whereby it sold 100% of its remaining interest in the limited partnership (representing 15.11% of the limited partnership) to NMIC and NIC for a total of $54.5 million. As a result of this sale, the Company recorded a realized gain of $23.2 million and related tax expense of $8.1 million. The sales prices for each transaction, which were paid in cash, represented the fair value of the portions of limited partnership interests that were sold and were based on valuations of the limited partnership and its underlying investments as of the effective dates of the transactions. The valuations were completed by qualified management of the limited partnership and utilized a combination of internal and independent valuations of the underlying investments of the limited partnership. Additionally, senior financial officers and the Boards of Directors of the Company and NMIC separately reviewed, through their respective Finance Committees, and approved the process and methodology of the valuations prior to the execution of these transactions. The Company no longer holds an economic or voting interest in the limited partnership.

(16) BANK LINES OF CREDIT

     The Company has available as a source of funds a $1.00 billion revolving credit facility entered into by NFS, NLIC and NMIC. The facility is comprised of a five-year $700.0 million agreement maturing in May of 2005 and a 364 day $300.0 million agreement maturing in May of 2004 with a group of financial institutions. The Company and NMIC intend to renew both parts of the credit facility in 2004. The facility provides for several and not joint liability with respect to any amount drawn by any party. The facility contains covenants, including, but not limited to, requirements that the Company maintain consolidated tangible net worth, as defined, in excess of $1.69 billion and NLIC maintain statutory surplus in excess of $935.0 million. The Company had no amounts outstanding under this agreement as of December 31, 2003. NLIC is currently required to maintain an available credit facility equal to 50% of any amounts outstanding under its $500.0 million commercial paper program. Therefore, availability under the aggregate $1.00 billion credit facility is reduced by an amount equal to 50% of any commercial paper outstanding. NLIC had $199.8 million of commercial paper outstanding as of December 31, 2003.

     Also, the Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. This is an uncommitted facility, which is contingent on the liquidity of the securities lending program. The maximum amount available under the agreement is $100.0 million. The borrowing rate on this program rate is equal to fed funds plus 3 basis points. There were no amounts outstanding under this agreement as of December 31, 2003.

(17) CONTINGENCIES

     On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court by plaintiff Mercedes Castillo that challenged the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint was brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates, which were allegedly used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. On May 28, 2002, the Court granted the motion of Marcus Shore to withdraw as a named plaintiff and denied plaintiffs' motion to add new persons as named plaintiffs. On November 4, 2002, the Court issued a decision granting the Company's motion for summary judgment on all of plaintiff Mercedes Castillo's individual claims, and ruling that plaintiff's motion for class certification was moot. Following appeal by the plaintiff, both of those decisions were affirmed by the Ohio Court of Appeals on September 9, 2003. The plaintiff filed a notice of appeal of the decision by the Ohio Court of Appeals on October 24, 2003. The Ohio Supreme Court announced on January 21, 2004 that the appeal was not accepted and the time for reconsideration has expired.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

     On October 31, 2003, a lawsuit seeking class action status containing allegations similar to those made in the Castillo case was filed against NLIC in Arizona federal court by plaintiff Robert Helman (Robert Helman et al v. Nationwide Life Insurance Company et al). This lawsuit is in a very preliminary stage and the Company is of evaluating its merits. The Company intends to defend this lawsuit vigorously.

     On August 15, 2001, the Company was named in a lawsuit filed in Connecticut federal court (Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company). The plaintiffs first amended their complaint on September 6, 2001 to include class action allegations, and have subsequently amended their complaint twice. As amended, in the current complaint, the plaintiffs seek to represent a class of ERISA qualified retirement plans that purchased variable annuities from NLIC. Plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts, and that the Company acquired and breached ERISA fiduciary duties by accepting service payments from certain mutual funds that allegedly consisted of or diminished those ERISA plan assets. The complaint seeks disgorgement of some or all of the fees allegedly received by the Company and other unspecified relief for restitution, along with declaratory and injunctive relief and attorneys' fees. On December 3, 2001, the plaintiffs filed a motion for class certification. Plaintiffs filed a supplement to that motion on September 19, 2003. The Company opposed that motion on December 24, 2003. On January 30, 2004, the Company filed its Revised Memorandum in Support of Summary Judgment, and a Motion Requesting that the Court Decide Summary Judgment before Class Certification. Plaintiffs are opposing that motion. The Company intends to defend this lawsuit vigorously.

     On May 1, 2003, a class action was filed against NLIC in the United States District Court for the Eastern District of Louisiana, (Edward Miller, Individually, and on behalf of all others similarly situated, v. Nationwide Life Insurance Company). The complaint alleges that in 2001, plaintiff Edward Miller purchased three group modified single premium variable annuities issued by NLIC. Plaintiff alleges that NLIC represented in its prospectus and promised in its annuity contracts that contract holders could transfer assets without charge among the various funds available through the contracts, that the transfer rights of contract holders could not be modified and that NLIC's expense charges under the contracts were fixed. Plaintiff claims that NLIC has breached the contracts and violated federal securities laws by imposing trading fees on transfers that were supposed to have been without charge. Plaintiff seeks compensatory damages and rescission on behalf of himself and a class of persons who purchased this type of annuity or similar contracts issued by NLIC between May 1, 2001 and April 30, 2002 inclusive and were allegedly damaged by paying transfer fees. The Company's motion to dismiss the complaint was granted by the Court on October 28, 2003. Plaintiff has appealed that dismissal.

     On January 21, 2004, the Company was named in a lawsuit filed in the U.S. District Court for the Northern District of Mississippi (United Investors Life Insurance Company v. Nationwide Life Insurance Company and/or Nationwide Life Insurance Company of America and/or Nationwide Life and Annuity Insurance Company and/or Nationwide Life and Annuity Company of America and/or Nationwide Financial Services, Inc. and/or Nationwide Financial Corporation, and John Does A-Z). In its complaint, the plaintiff alleges that the Company and/or its affiliated life insurance companies (1) tortiously interfered with the plaintiff's contractual and fiduciary relationship with Waddell & Reed, Inc. and/or its affiliates, Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc. and W & R Insurance Agency, Inc. (collectively, "Waddell & Reed"), (2) conspired with and otherwise caused Waddell & Reed to breach its contractual and fiduciary obligations to the plaintiff, and (3) tortiously interfered with the plaintiff's contractual relationship with policyholders of insurance policies issued by the plaintiff. The complaint seeks compensatory damages, punitive damages, pre- and post-judgment interest, a full accounting, and costs and disbursements, including attorneys' fees. The plaintiff seeks to have each defendant judged jointly and severally liable for all damages. This lawsuit is in a very preliminary stage, and the Company intends to defend it vigorously.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

     The financial services industry, including mutual fund, variable annuity and distribution companies have been the subject of increasing scrutiny by regulators, legislators, and the media over the past year. Numerous regulatory agencies, including the United States Securities and Exchange Commission and the New York Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund companies on those issues. Investigations and enforcement actions have also been commenced, on a smaller scale, regarding the sales practices of mutual fund and variable annuity distributors. These legal proceedings are expected to continue in the future. These investigations and proceedings could result in legal precedents, as well as new industry-wide legislation, rules, or regulations, that could significantly affect the financial services industry, including variable annuity companies. The Company has been contacted by regulatory agencies for information relating to market timing, late trading, and sales practices. The Company is cooperating with these regulatory agencies and is responding to those information requests.

     There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on the Company in the future.

(18) SECURITIZATION TRANSACTIONS

     To date, the Company has sold $290.1 million of credit enhanced equity interests in Tax Credit Funds to unrelated third parties. The Company has guaranteed cumulative after-tax yields to third party investors ranging from 5.10% to 5.25% and as of December 31, 2003 held guarantee reserves totaling $2.9 million on these transactions. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. To the extent that the tax benefits are not sufficient to provide these cumulative after-tax yields, then the Company must fund any shortfall, which is mitigated by stabilization collateral set aside by the Company at the inception of the transactions.

     The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $824.2 million. The Company does not anticipate making any payments related to the guarantees.

     At the time of the sales, $4.3 million of net sale proceeds were set aside as collateral for certain properties owned by the Tax Credit Funds that had not met all of the criteria necessary to generate tax credits. Such criteria include completion of construction and the leasing of each unit to a qualified tenant among other criteria. Properties meeting the necessary criteria are considered to have "stabilized." The properties are evaluated regularly and upon stabilizing, the collateral is released. During 2003 and 2002, $3.1 million and $0.5 million of stabilization collateral had been released into income, respectively.

     To the extent there are cash deficits in any specific property owned by the Tax Credit Funds, property reserves, property operating guarantees and reserves held by the Tax Credit Funds are exhausted before the Company is required to perform under its guarantees. To the extent the Company is ever required to perform under its guarantees, it may recover any such funding out of the cash flow distributed from the sale of any and/or all of the underlying properties of the Tax Credit Funds. This cash flow distribution would be paid to the Company prior to any cash flow distributions to unrelated third party investors.

(19) SEGMENT INFORMATION

     The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments: Individual Annuity, Institutional Products and Life Insurance. In addition, the Company reports certain other revenues and expenses in a Corporate segment.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     The Individual Annuity segment consists of individual The BEST of AMERICA(R) and private label deferred variable annuity products, deferred fixed annuity products and income products. Individual deferred annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, variable annuity contracts provide the customer with access to a wide range of investment options and asset protection in the event of an untimely death, while fixed annuity contracts generate a return for the customer at a specified interest rate fixed for prescribed periods.

     The Institutional Products segment is comprised of the Company's private and public sector group retirement plans, medium-term note program and structured products initiatives. The private sector includes the 401(k) business generated through fixed and variable annuities. The public sector includes the Internal Revenue Code Section 457 business in the form of fixed and variable annuities.

     The Life Insurance segment consists of investment life products, including individual variable life and COLI products, traditional life insurance products and universal life insurance. Life insurance products provide a death benefit and generally also allow the customer to build cash value on a tax-advantaged basis.

     In addition to the product segments, the Company reports a Corporate segment. The Corporate segment includes net investment income not allocated to the three product segments, unallocated expenses and interest expense on debt and expenses of the Company's non-insurance subsidiaries not reported within the three product segments. In addition to these operating revenues and expenses, the Company also reports net realized gains and losses on investments not related to securitizations, hedging instruments and hedged items in the Corporate segment, but does not consider them as part of pre-tax operating earnings.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

         The following tables summarize the financial results of the Company's business segments for the years ended December 31, 2003, 2002 and 2001.

                                                       INDIVIDUAL         INSTITUTIONAL     LIFE
(in millions)                                           ANNUITY             PRODUCTS      INSURANCE   CORPORATE     TOTAL
===========================================================================================================================

2003
Net investment income                                  $      807.9  $      787.7  $      324.3 $     60.1   $     1,980.0
Other operating revenue                                       517.7         162.3         536.2        0.4         1,216.6
Net realized losses on investments, hedging                       -             -             -     (100.8)         (100.8)
   instruments and hedged items
---------------------------------------------------------------------------------------------------------------------------
   Total  operating revenues                                1,325.6         950.0         860.5      (40.3)        3,095.8
---------------------------------------------------------------------------------------------------------------------------

Interest credited to policyholder account values              602.5         512.3         185.6          -         1,300.4
Amortization of deferred policy acquisition costs             228.4          45.6        101.9           -           375.9
Interest expense on debt, primarily with NFS                      -             -             -       48.4            48.4
Other benefits and expenses                                   324.0         183.1         423.0        6.6           936.7
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                              1,154.9         741.0         710.5       55.0         2,661.4
---------------------------------------------------------------------------------------------------------------------------

Income from continuing operations before federal
   income tax expense                                         170.7         209.0         150.0      (95.3)  $        434.4
                                                                                                            ===============
Net realized losses on investments, hedging
   instruments and hedged items                                   -             -             -      100.8
------------------------------------------------------------------------------------------------------------
Pre-tax operating earnings 1                           $      170.7  $      209.0  $      150.0 $      5.5
============================================================================================================
------------------------------------------------------------------------------------------------------------
Assets as of period end                                $   49,392.5  $   33,837.4  $   11,243.5 $  6,097.5   $   100,570.9
===========================================================================================================================

2002
Net investment income                                  $      668.5  $      800.2  $      328.6 $     41.2   $     1,838.5
Other operating revenue                                       526.2         177.9         537.7        0.7         1,242.5
Net realized losses on investments, hedging
   instruments and hedged items                                   -             -             -      (84.4)          (84.4)
---------------------------------------------------------------------------------------------------------------------------
   Total operating revenues                                 1,194.7         978.1         866.3      (42.5)        2,996.6
---------------------------------------------------------------------------------------------------------------------------

Interest credited to policyholder account values              505.9         548.9         186.4          -         1,241.2
Amortization of deferred policy acquisition costs             528.2          53.7          88.2          -           670.1
Interest expense on debt, primarily with NFS                      -             -             -       36.0            36.0
Other benefits and expenses                                   283.4         172.1         420.2        4.1           879.8
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                              1,317.5         774.7         694.8       40.1         2,827.1
---------------------------------------------------------------------------------------------------------------------------

Income (loss) from continuing operations before
   federal income tax expense                                (122.8)        203.4         171.5      (82.6)          169.5
                                                                                                            ===============
Net realized losses on investments, hedging
   instruments and hedged items                                   -             -             -       84.4
---------------------------------------------------------------------------------------------------------------------------
Pre-tax operating (loss) earnings 1                    $     (122.8) $      203.4  $      171.5 $      1.8
===========================================================================================================================
---------------------------------------------------------------------------------------------------------------------------
Assets as of period end                                $   40,830.0   $  30,440.7  $    9,676.3 $  5,075.6   $    86,022.6
===========================================================================================================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                                                       INDIVIDUAL         INSTITUTIONAL     LIFE
(in millions)                                           ANNUITY             PRODUCTS      INSURANCE   CORPORATE     TOTAL
===========================================================================================================================

2001
Net investment income                                  $      534.7  $      847.5  $      323.3 $     19.2   $     1,724.7
Other operating revenue                                       556.0         209.4         511.5       (0.3)        1,276.6
Net realized losses on investments, hedging
   instruments and hedged items                                   -           -               -      (18.3)          (18.3)
---------------------------------------------------------------------------------------------------------------------------
   Total operating revenues                                 1,090.7       1,056.9         834.8        0.6         2,983.0
---------------------------------------------------------------------------------------------------------------------------

Interest credited to policyholder account values              433.2         627.8         177.7          -         1,238.7
Amortization of deferred policy acquisition costs             220.0          47.6          80.3          -           347.9
Interest expense on debt primarily with NFS                       -             -             -        6.2             6.2
Other benefits and expenses                                   206.1         170.2         387.1       (2.1)          761.3
---------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                859.3         845.6         645.1        4.1         2,354.1
---------------------------------------------------------------------------------------------------------------------------

Income (loss) from continuing operations before               231.4         211.3         189.7       (3.5)  $       628.9
   federal income tax expense
                                                                                                               ============
Net realized losses on investments, hedging
   instruments and hedged items not related
   to securitizations                                             -             -             -       20.2
---------------------------------------------------------------------------------------------------------------------------
Pre-tax operating earnings 1                           $      231.4  $    211.3    $      189.7 $     16.7
===========================================================================================================================
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          2
Assets as of period end                                $   43,885.4  $ 34,130.1    $    9,129.0 $  4,010.1   $    91,154.6
===========================================================================================================================

     ____________
     1 Excludes net realized gains and losses on investments not related to securitizations, hedging instruments and hedged items, discontinued operations and cumulative effect of adoption of accounting principles.

     2    Inclues $24.8 million of assets related to discontinued operations.

     The Company has no significant revenue from customers located outside of the U.S. nor does the Company have any significant long-lived assets located outside the U.S.

(20) VARIABLE INTEREST ENTITIES

     As of December 31, 2003, the Company has relationships with eight VIEs where the Company is the primary beneficiary. Each of these VIEs is a conduit that assists the Company in structured products transactions. One of the VIEs is used in the securitization of mortgage loans, while the others are involved in the sale of Low-Income-Housing Tax Credit Funds (Tax Credit Funds) to third-party investors where the Company provides guaranteed returns (See note 18). The Company has not yet adopted FIN 46 or FIN 46R as it relates to these VIEs. As such, these VIEs and their results of operations are not included in the consolidated financial statements.

     The net assets of these VIEs totaled $176.1 million as of December 31, 2003. The most significant components of net assets are $58.7 million of mortgage loans on real estate, $241.9 million of other long-term investments, $37.9 million in other assets, $59.2 million of short-term debt and $103.3 million of other liabilities. The total exposure to loss on these VIEs where the Company may be the primary beneficiary is less than $0.1 million as of December 31, 2003.

     For the mortgage loan VIE, which is the VIE to which the short-term debt relates to, the creditors have no recourse against the Company in the event of default by the VIE.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     In addition to the VIEs described above, the Company also holds variable interests, in the form of limited partnership (LP) or similar investments, in a number of tax credit funds. These investments have been held by the Company for periods of 1 to 7 years and allow the Company to experience certain tax credits and other tax benefits from affordable housing projects. The Company also has certain investments in securitization transactions that qualify as VIEs, but for which the Company is not the primary beneficiary. The total exposure to loss on these VIEs where the Company is not the primary beneficiary is $44.2 million as of December 31, 2003.

(21) SUBSEQUENT EVENT

     As discussed in note 2(n), the Company adopted SOP 03-1 effective January 1, 2004. In connection with this adoption, the following cumulative effect adjustments are expected to be recorded in the 2004 consolidated financial statements.

(in millions)                                                                                                     JANUARY 1, 2004
==================================================================================================================================

Increase in future policy benefits - ratchet interest crediting                                                           $ (12.3)
Increase in future policy benefits - secondary guarantees - life insurance                                                   (2.4)
Increase in future policy benefits - GMDB claim reserves                                                                     (1.8)
Increase in future policy benefits - GMIB claim reserves                                                                     (1.0)
Deferred acquisition costs related to above                                                                                  12.4
Deferred federal income taxes                                                                                                 1.8
Cumulative effect of adoption of accounting principle, net of tax                                                          $ (3.3)
==================================================================================================================================


     Under SOP 03-1, the Company's GMDB claim reserves are determined by estimating the expected value of death benefits on contracts that trigger a policy benefit and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company will regularly evaluate estimates used and will adjust the additional liability balance as appropriate, with a related charge or credit to other benefits and claims, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB claim reserves upon adoption of SOP 03-1:

          o Data used was based on a combination of historical numbers and future projections involving 250 stochastically generated investment performance scenarios

          o    Mean gross equity performance of 8.1%

          o    Equity volatility of 18.7%

          o    Mortality - 100% of Annuity 2000 table

          o    Discount rate of 8.0%

          Lapse rate assumptions vary by duration as shown below:

DURATION         1         2         3          4         5          6         7         8          9        10+
---------------------------------------------------------------------------------------------------------------------

Minimum          4.50%     5.50%      6.50%     8.50%     10.50%    10.50%    10.50%     17.50%    17.50%     17.50%
MAXIMUM          4.50%     8.50%     11.50%    17.50%     22.50%    22.50%    22.50%     22.50%    22.50%     19.50%


     GMABs are considered derivatives under SFAS 133 resulting in the related liabilities being recognized at fair value with changes in fair value reported in earnings, and therefore, excluded from the SOP 03-1 claim reserve.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements


     The GMIB claim reserves will be determined each period by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total assessments. The Company will regularly evaluate estimates used and will adjust the additional liability balance as appropriate, with a related charge or credit to other benefits and claims, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in calculating the GMIB claim reserves are consistent with those used for calculating the GMDB claim reserves. In addition, the calculation of the GMIB claim reserves assumes utilization ranges from a low of 3% when the contract holder's annuitization value is 10% in the money to 100% utilization when the contract holder is 90% in the money.

                                                                C-21
PART C. OTHER INFORMATION


         Item 26.        Exhibits


                         (a) Resolution of the Depositor's Board of Directors authorizing the establishment of the Registrant - Filed previously with initial registration statement (333-69014) and hereby incorporated by reference.

                         (b)   Not Applicable

                         (c) Underwriting or Distribution of contracts between the Depositor and Principal Underwriter - Filed previously with the registration statement (333-69014) and hereby incorporated by reference.

                         (d) The form of the contract - Filed previously with initial registration statement (333-69014) and hereby incorporated by reference.

                         (e) The form of the contract application - Filed previously with initial registration statement (333-69014) and hereby incorporated by reference.

                         (f) Articles of Incorporation of Depositor - Filed previously with initial registration statement (333-69014) and hereby incorporated by reference.

                         (g) Reinsurance Contracts -Filed previously with registration statement (333-46338) and hereby incorporated by reference.

                         (h) Participation Agreements - Filed previously with registration statement (333-46338) and hereby incorporated by reference.

                         (i)   Not Applicable

                         (j)   Not Applicable

                         (k) Opinion of Counsel - Filed previously with Pre-Effective Amendment No. 1 to the registration statement (333-69014) and hereby incorporated by reference.

                         (l)   Not Applicable

                         (m)   Not Applicable

                         (n)   Independent Auditors' Consent - Attached hereto.

                         (o)   Not Applicable

                         (p)   Not Applicable

                         (q) Redeemability Exemption Procedures - Filed previously with registration statement (333-46338) and hereby incorporated by reference.

Item 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

         Arden L. Shisler, Director and Chairman of the Board
         W.G. Jurgensen, Director and Chief Executive Officer
         Joseph J. Gasper, Director, President and Chief Operating Officer
         Mark R. Thresher, President and Chief Operating Officer-Elect and Chief
            Financial Officer
         Patricia R. Hatler, Executive Vice President, General Counsel and
            Secretary
         Terri L. Hill, Executive Vice President-Chief Administrative Officer Michael C. Keller, Executive Vice President-Chief Information Officer Kathleen D. Ricord, Executive Vice President-Chief Marketing Officer Robert A. Rosholt, Executive Vice President-Chief Finance and
            Investment Officer
         W. Kim Austen, Senior Vice President-Property and Casualty Commercial/Farm Product Pricing
         David A. Diamond, Senior Vice President
         Dennis P. Drent, Senior Vice President-Internal Audits
         Philip C. Gath, Senior Vice President-Chief Actuary-Nationwide
            Financial
         J. Lynn Greenstein, Senior Vice President-Property and Casualty Personal Lines Product Pricing
         Kelly A. Hamilton, Senior Vice President-NI Finance
         David K. Hollingsworth, Senior Vice President-President-Nationwide
            Insurance Sales
         David R. Jahn, Senior Vice President-Property and Casualty Claims Richard A. Karas, Senior Vice President-Sales-Financial Services
         M. Eileen Kennedy, Senior Vice President-NF Finance
         Gale V. King, Senior Vice President-Property and Casualty Human
            Resources
         Srinivas Koushik, Senior Vice President-Chief Technology Officer Gregory S. Lashutka, Senior Vice President-Corporate Relations
         Gary D. McMahan, Senior Vice President
         Brian W. Nocco, Senior Vice President and Treasurer
         Mark D. Phelan, Senior Vice President-Technology and Operations
         John S. Skubik, Senior Vice President-Consumer Finance
         Katherine A. Stumph, Senior Vice President-Marketing, Strategy and
            Urban Market Operations
         Mark D. Torkos, Senior Vice President-Property and Casualty Systems Richard M. Waggoner, Senior Vice President-Operations
         Robert O. Wilson, Senior Vice President-Corporate Strategy
         Susan A. Wolken, Senior Vice President-Product Management and
             Nationwide Financial Marketing
         James G. Brocksmith, Jr., Director
         Henry S. Holloway, Director
         James F. Patterson, Director
         Gerald D. Prothro, Director
         Joseph A. Alutto, Director
         Donald L. McWhorter, Director
         Arden L. Shisler, Director
         Alex Shumate, Director
         Lydia M. Marshall, Director
         David O. Miller, Director
         Martha J. Miller de Lombera, Director

         The business address of the Directors and Officers of the Depositor is:
         One Nationwide Plaza, Columbus, Ohio 43215

Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.
          *    Subsidiaries for which separate financial statements are filed
          ** Subsidiaries included in the respective consolidated financial statements
          *** Subsidiaries included in the respective group financial statements filed for unconsolidated subsidiaries
          **** Other subsidiaries


------------------------------------------------------------------------------------------------------------------------------------
                                         STATE/COUNTRY OF       NO. VOTING                       PRINCIPAL BUSINESS
               COMPANY                     ORGANIZATION       SECURITIES (SEE
                                                              ATTACHED CHART
                                                             UNLESS OTHERWISE
                                                                INDICATED)
------------------------------------------------------------------------------------------------------------------------------------
  1717 Advisory Services, Inc.          Pennsylvania                            The company is inactive and formerly registered as
                                                                                an investment advisor.
------------------------------------------------------------------------------------------------------------------------------------
  1717 Brokerage Services, Inc.         Pennsylvania                            This company is registered as a broker-dealer.
------------------------------------------------------------------------------------------------------------------------------------
  1717 Capital Management Company       Pennsylvania                            The company is registered as a broker-dealer and
                                                                                investment advisor.
------------------------------------------------------------------------------------------------------------------------------------
  1717 Insurance Agency of              Massachusetts                           Established to grant proper licensing to former
  Massachusetts, Inc.                                                           Provident Mutual Companies in Massachusetts.
------------------------------------------------------------------------------------------------------------------------------------
  1717 Insurance Agency of Texas, Inc.  Texas                                   Established to grant proper licensing to former
                                                                                Provident Mutual Companies in Texas.
------------------------------------------------------------------------------------------------------------------------------------
  401(k) Companies, Inc. (The)          Texas                                   This company acts as a holding company.
------------------------------------------------------------------------------------------------------------------------------------
  401(k) Company (The)                  Texas                                   The company is a third-party administrator providing
                                                                                record keeping services for 401(k) plans.
------------------------------------------------------------------------------------------------------------------------------------
  401(k) Investment Advisors, Inc.      Texas                                   The company is an investment advisor registered with
                                                                                the Securities and Exchange Commission.
------------------------------------------------------------------------------------------------------------------------------------
  401(k) Investment Services, Inc.      Texas                                   The company is a broker-dealer registered with the
                                                                                National Association of Securities Dealers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Affiliate Agency, Inc.                Delaware                                The company is an insurance agency marketing life
                                                                                insurance and annuity products through financial
                                                                                institutions.
------------------------------------------------------------------------------------------------------------------------------------
  Affiliate Agency of Ohio, Inc.        Ohio                                    The company is an insurance agency marketing life
                                                                                insurance and annuity products through financial
                                                                                institutions.
------------------------------------------------------------------------------------------------------------------------------------
  AGMC Reinsurance Ltd.                 Turks & Caicos                          The company is in the business of reinsurance of
                                        Islands                                 mortgage guaranty risks.
------------------------------------------------------------------------------------------------------------------------------------
  AID Finance Services, Inc.            Iowa                                    The company operates as a holding company.
------------------------------------------------------------------------------------------------------------------------------------
  ALLIED Document Solutions, Inc.       Iowa                                    The company provides general printing services to
                                                                                its affiliated companies as well as to unaffiliated
                                                                                companies.
------------------------------------------------------------------------------------------------------------------------------------
  ALLIED General Agency Company         Iowa                                    The company acts as a general agent and surplus
                                                                                lines broker for property and casualty insurance
                                                                                products.
------------------------------------------------------------------------------------------------------------------------------------
  ALLIED Group Insurance Marketing      Iowa                                    The company engages in the direct marketing of
  Company                                                                       property and casualty insurance products.
------------------------------------------------------------------------------------------------------------------------------------
  ALLIED Group, Inc.                    Iowa                                    The company is a property and casualty insurance
                                                                                holding company.
------------------------------------------------------------------------------------------------------------------------------------
  ALLIED Property and Casualty          Iowa                                    The company underwrites general property and
  Insurance Company                                                             casualty insurance.
------------------------------------------------------------------------------------------------------------------------------------
  Allied Texas Agency, Inc.             Texas                                   The company acts as a managing general agent to
                                                                                place personal and commercial automobile insurance
                                                                                with Colonial County Mutual Insurance Company for
                                                                                the independent agency companies.
------------------------------------------------------------------------------------------------------------------------------------
  Allnations, Inc.                      Ohio                                    The company engages in promoting, extending, and
                                                                                strengthening cooperative insurance organizations
                                                                                throughout the world.
------------------------------------------------------------------------------------------------------------------------------------
  AMCO Insurance Company                Iowa                                    The company underwrites general property and
                                                                                casualty insurance.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                         STATE/COUNTRY OF       NO. VOTING                       PRINCIPAL BUSINESS
               COMPANY                     ORGANIZATION       SECURITIES (SEE
                                                              ATTACHED CHART
                                                             UNLESS OTHERWISE
                                                                INDICATED)
------------------------------------------------------------------------------------------------------------------------------------
  AMH Investments                       England and Wales                       The company provides benefits to a number of
                                                                                associates.
------------------------------------------------------------------------------------------------------------------------------------
  American Marine Underwriters, Inc.    Florida                                 The company is an underwriting manager for ocean
                                                                                cargo and hull insurance.
------------------------------------------------------------------------------------------------------------------------------------
  Asset Management Holdings, plc        England and Wales                       The company is a holding company of a group engaged
                                                                                in the management of pension fund assets, unit
                                                                                trusts and other collective investment schemes,
                                                                                investment trusts and portfolios for corporate
                                                                                clients.
------------------------------------------------------------------------------------------------------------------------------------
  Audenstar Limited                     United Kingdom                          The company is an investment holding company.
------------------------------------------------------------------------------------------------------------------------------------
  Cal-Ag Insurance Services, Inc.       California                              The company is a small captive insurance brokerage
                                                                                firm serving principally, but not exclusively, the
                                                                                "traditional" agent producers of Crestbrook
                                                                                Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
  CalFarm Insurance Agency              California                              The company was originally incorporated to assist
                                                                                agents and affiliated companies in account
                                                                                completion for marketing products of Crestbrook
                                                                                Insurance Company. The agency also assisted other
                                                                                in-house agencies in a brokerage capacity to
                                                                                accommodate policyholders.
------------------------------------------------------------------------------------------------------------------------------------
  Cap Pro Holding, Inc.                 Delaware                                The company operates as a holding company.
------------------------------------------------------------------------------------------------------------------------------------
  Coda Capital Management, LLC          Pennsylvania                            The company is a convertible bond manager.
------------------------------------------------------------------------------------------------------------------------------------
  Colonial County Mutual Insurance      Texas                                   The company underwrites non-standard automobile and
  Company                                                                       motorcycle insurance and various other commercial
                                                                                liability coverages in Texas.
------------------------------------------------------------------------------------------------------------------------------------
  Cooperative Service Company           Nebraska                                The company is an insurance agency that sells and
                                                                                services commercial insurance.  The company also
                                                                                provides loss control and compliance consulting
                                                                                services and audit, compilation, and tax preparation
                                                                                services.
------------------------------------------------------------------------------------------------------------------------------------
  Corviant Corporation                  Delaware                                The purpose of the company is to create a captive
                                                                                distribution network through which affiliates can
                                                                                sell multi-manager investment products, insurance
                                                                                products and sophisticated estate planning services.
------------------------------------------------------------------------------------------------------------------------------------
  Crestbrook Insurance Company          Ohio                                    The company is an Ohio-based multi-line insurance
                                                                                corporation that is authorized to write personal,
                                                                                automobile, homeowners and commercial insurance.
------------------------------------------------------------------------------------------------------------------------------------
  Damian Securities Limited             England and Wales                       The company is engaged in investment holding.
------------------------------------------------------------------------------------------------------------------------------------
  Dancia Life S.A.                      Luxembourg                              The purpose of this company is to carry out, on its
                                                                                own behalf or on behalf of third parties, any
                                                                                insurance business including coinsurance,
                                                                                reinsurance relating to human life, whether
                                                                                undertaken in Luxembourg or abroad, all real estate
                                                                                business and all business relating to movable
                                                                                assets, all financial business, and other business
                                                                                related directly to the company's objectives which
                                                                                would promote or facilitate the realization of the
                                                                                company's objectives.
------------------------------------------------------------------------------------------------------------------------------------
  Delfi Realty Corporation              Delaware                                The company is an inactive company.
------------------------------------------------------------------------------------------------------------------------------------
  Depositors Insurance Company          Iowa                                    The company underwrites general property and
                                                                                casualty insurance.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                         STATE/COUNTRY OF       NO. VOTING                       PRINCIPAL BUSINESS
               COMPANY                     ORGANIZATION       SECURITIES (SEE
                                                              ATTACHED CHART
                                                             UNLESS OTHERWISE
                                                                INDICATED)
------------------------------------------------------------------------------------------------------------------------------------
  Discover Insurance Agency, LLC        California                              The purpose of the company is to sell property and
                                                                                casualty insurance products including, but not
                                                                                limited to, automobile or other vehicle insurance
                                                                                and homeowner's insurance.
------------------------------------------------------------------------------------------------------------------------------------
  Discover Insurance Agency of Texas,   Texas                                   The purpose of the company is to sell property and
  LLC                                                                           casualty insurance products including, but not
                                                                                limited to, automobile or other vehicle insurance
                                                                                and homeowner's insurance.
------------------------------------------------------------------------------------------------------------------------------------
  DVM Insurance Agency, Inc.            California                              The company places pet insurance business not
                                                                                written by Veterinary Pet Insurance Company outside
                                                                                of California with National Casualty Company.
------------------------------------------------------------------------------------------------------------------------------------
  Europewide Life, SA                   Luxembourg                              The company writes life insurance including
                                                                                coinsurance and reinsurance, with the ability to
                                                                                write policies and contracts.
------------------------------------------------------------------------------------------------------------------------------------
  F&B, Inc.                             Iowa                                    The company is an insurance agency that places
                                                                                business not written by the Farmland Insurance
                                                                                Companies with other carriers.
------------------------------------------------------------------------------------------------------------------------------------
  Farmland Mutual Insurance             Iowa                                    The company provides property and casualty insurance
  Company                                                                       primarily to agricultural businesses.
------------------------------------------------------------------------------------------------------------------------------------
  Fenplace Limited                      England and Wales                       The company is currently inactive.
------------------------------------------------------------------------------------------------------------------------------------
  Financial Horizons Distributors       Alabama                                 The company is an insurance agency marketing life
  Agency of Alabama, Inc.                                                       insurance and annuity products through financial
                                                                                institutions.
------------------------------------------------------------------------------------------------------------------------------------
  Financial Horizons Distributors       Ohio                                    The company is an insurance agency marketing life
  Agency of Ohio, Inc.                                                          insurance and annuity products through financial
                                                                                institutions.
------------------------------------------------------------------------------------------------------------------------------------
  Financial Horizons Distributors       Oklahoma                                The company is an insurance agency marketing life
  Agency of Oklahoma, Inc.                                                      insurance and annuity products through financial
                                                                                institutions.
------------------------------------------------------------------------------------------------------------------------------------
  Financial Horizons Distributors       Texas                                   The company is an insurance agency marketing life
  Agency of Texas, Inc.                                                         insurance and annuity products through financial
                                                                                institutions.
------------------------------------------------------------------------------------------------------------------------------------
  Financial Horizons Securities         Oklahoma                                The company is a limited broker-dealer doing
  Corporation                                                                   business solely in the financial institutions
                                                                                market.
------------------------------------------------------------------------------------------------------------------------------------
  Florida Records Administrator, Inc.   Florida                                 The company administers the deferred compensation
                                                                                plan for the public employees of the State of
                                                                                Florida.
------------------------------------------------------------------------------------------------------------------------------------
  Four P Finance Company                Pennsylvania                            The company is an inactive company.
------------------------------------------------------------------------------------------------------------------------------------
  G.I.L. Nominees Limited               England and Wales                       The company acts as a nominee. The company is
                                                                                dormant within the meaning of Section 249AA of the
                                                                                Companies Act of 1985 (English Law).
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore 1990 Limited                 England and Wales                       The company is engaged as a general partner in a
                                                                                limited partnership formed to invest in unlisted
                                                                                securities.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore 1990 Trustee Limited         England and Wales                       The company is dormant within the meaning of Section
                                                                                249AA of the Companies Act of 1985 (English Law).
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Capital Management Limited   England and Wales                       The company is engaged in investment management and
                                                                                advisory services to business, institutional and
                                                                                private investors.  The company has completed the
                                                                                transfer of its investment management activity to
                                                                                Gartmore Investment Limited.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                         STATE/COUNTRY OF       NO. VOTING                       PRINCIPAL BUSINESS
               COMPANY                     ORGANIZATION       SECURITIES (SEE
                                                              ATTACHED CHART
                                                             UNLESS OTHERWISE
                                                                INDICATED)
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Distribution Services,       Delaware                                The company is a limited broker-dealer.
  Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Emerging Managers,           Delaware                                The company acquires and holds interest in a
  LLC                                                                           registered investment advisor and provides
                                                                                investment management services.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Fund Managers                Jersey, Channel                         The company is engaged in investment administration
  International Limited                 Islands                                 and support.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Fund Managers Limited        England and Wales                       The company is engaged in authorized unit trust
                                                                                management and OEIC management.  It is also the
                                                                                authorized Corporate Director of the Gartmore OEIC
                                                                                Funds.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Global Asset Management,     Delaware                                The company operates as a holding company.
  Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Global Asset Management      Delaware                                The company acts as a holding company for the
  Trust                                                                         Gartmore Group and as a registered investment
                                                                                advisor.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Global Investments, Inc.     Delaware                                The company acts as a holding company.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Global Partners              Delaware                                The partnership is engaged in investment management.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Global Ventures, Inc.        Delaware                                The company acts as a holding company.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Group Limited                England and Wales                       The company is a holding company of a group engaged
                                                                                in the management of pension fund assets, unit
                                                                                trusts and other collective investment schemes,
                                                                                investment trusts, and portfolios for corporate
                                                                                clients.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Indosuez UK Recovery Fund    England and Wales                       The company is a general partner in two limited
  (G.P.) Limited                                                                partnerships formed to invest in unlisted
                                                                                securities.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Investment Limited           England and Wales                       The company is engaged in investment management and
                                                                                advisory services to pension funds, unit trusts and
                                                                                other collective investment schemes, investment
                                                                                trusts and portfolios for corporate or other
                                                                                institutional clients.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Investment Management plc    England and Wales                       The company is an investment holding company and
                                                                                provides services to other companies within the
                                                                                Gartmore Group in the UK.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Investment Services GmbH     Germany                                 The company is engaged in marketing support.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Investment Services Limited  England                                 The company is engaged in investment holding.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Investor Services, Inc.      Ohio                                    The company provides transfer and dividend
                                                                                disbursing agent services to various mutual fund
                                                                                entities.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Japan Limited                Japan                                   The company is the renamed survivor entity of the
                                                                                merger of Gartmore Investment Management Japan
                                                                                Limited and Gartmore NC Investment Trust Management
                                                                                Company Ltd. The company is engaged in the business
                                                                                of investment management.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Managers (Jersey) Ltd        Jersey, Channel                         The company serves as the manager of four AIB Govett
                                        Islands                                 Jersey funds - AIB Grofunds Currency Funds Limited,
                                                                                Govett Securities & Investments Limited, Govett
                                                                                Singapore Growth Fund Limited and Govett Safeguard
                                                                                Funds Limited.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Morley & Associates, Inc.    Oregon                                  The company brokers or places book value maintenance
                                                                                agreements (wrap contracts) and guaranteed I
                                                                                contracts (GICs) for collective investment trusts
                                                                                and accounts.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                         STATE/COUNTRY OF       NO. VOTING                       PRINCIPAL BUSINESS
               COMPANY                     ORGANIZATION       SECURITIES (SEE
                                                              ATTACHED CHART
                                                             UNLESS OTHERWISE
                                                                INDICATED)
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Morley Capital Management,   Oregon                                  The company is an investment advisor and stable
  Inc.                                                                          value money manager.
-------------------------------------x----------------------------------------------------------------------------------------------
  Gartmore Morley Financial Services,   Oregon                                  The company is a holding company.
  Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Mutual Fund Capital Trust    Delaware                                The trust acts as a registered investment advisor.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore No. 1 General Partner Ltd.   Scotland                                The company is a Gartmore No. 1 General Partner to
                                                                                Scottish Limited Partnership, itself a general
                                                                                partner of Gartmore Direct Fund I Limited
                                                                                Partnership, a private equity investment vehicle.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore No. 2 General Partner Ltd.   Scotland                                The company is a Gartmore No. 2 General Partner to
                                                                                Scottish Limited Partnership, itself a general
                                                                                partner of Gartmore Direct Fund I Limited
                                                                                Partnership, a private equity investment vehicle.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Nominees Limited             England and Wales                       The company acts as a nominee. The company is
                                                                                dormant within the meaning of Section 249AA of the
                                                                                Companies Act 1985 (English Law).
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Pension Trustees Limited     England and Wales                       Until April 1999, the company acted as a trustee of
                                                                                the Gartmore Pension Fund established by Gartmore
                                                                                Investment Management plc, which was merged with the
                                                                                National Westminster Bank Pension Fund on April 1,
                                                                                1999. As a result all assets and liabilities of the
                                                                                Gartmore Pension Fund were transferred to the
                                                                                National Westminster Bank Fund. On November 22,
                                                                                2000, the company changed its name from Gartmore
                                                                                Pension Fund Trustees Limited to Gartmore Pension
                                                                                Trust Limited. On November 30, 2000, the company
                                                                                became the trustee of the Gartmore Pension Scheme.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Riverview, LLC               Delaware                                The company provides customized solutions, in the
                                                                                form of expert advice and investment management
                                                                                services, to a limited number of institutional
                                                                                investors, through construction of hedge fund and
                                                                                alternative asset portfolios and their integration
                                                                                into the entire asset allocation framework.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore S.A. Capital Trust           Delaware                                The trust acts as a registered investment advisor.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Securities Limited           England and Wales                       The company is engaged in investment holding and is
                                                                                a partner in Gartmore Global Partners.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Separate Accounts LLC        Delaware                                The company acts as an investment advisor registered
                                                                                with the Securities and Exchange Commission.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore Trust Company                Oregon                                  The company is an Oregon state bank with trust
                                                                                power.
------------------------------------------------------------------------------------------------------------------------------------
  Gartmore U.S. Limited                 England and Wales                       The company is a joint partner in Gartmore Global
                                                                                Partners.
------------------------------------------------------------------------------------------------------------------------------------
  Gates, McDonald & Company             Ohio                                    The company provides services to employers for
                                                                                managing workers' and unemployment compensation
                                                                                matters and employee benefits costs.
------------------------------------------------------------------------------------------------------------------------------------
  Gates, McDonald & Company of          Nevada                                  The company provides self-insurance administration,
  Nevada                                                                        claims examining and data processing services.
------------------------------------------------------------------------------------------------------------------------------------
  Gates, McDonald & Company of New      New York                                The company provides workers'
  York, Inc.                                                                    compensation/self-insured claims administration
                                                                                services to employers with exposure in New York.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                         STATE/COUNTRY OF       NO. VOTING                       PRINCIPAL BUSINESS
               COMPANY                     ORGANIZATION       SECURITIES (SEE
                                                              ATTACHED CHART
                                                             UNLESS OTHERWISE
                                                                INDICATED)
------------------------------------------------------------------------------------------------------------------------------------
  GatesMcDonald Health Plus, Inc.       Ohio                                    The company provides medical management and cost
                                                                                containment services to employers.
------------------------------------------------------------------------------------------------------------------------------------
  GGI MGT, LLC                          Delaware                                The company is a passive investment holder in
                                                                                Newhouse Special Situations Fund I, LLC for the
                                                                                purpose of allocation of earnings to Gartmore
                                                                                management team as it relates to the ownership and
                                                                                management of Newhouse Special Situations Fund I,
                                                                                LLC.
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Concepts, Inc.          New York                                This company holds insurance licenses in numerous
                                                                                states.
------------------------------------------------------------------------------------------------------------------------------------
  Insurance Intermediaries, Inc.        Ohio                                    The company is an insurance agency and provides
                                                                                commercial property and casualty brokerage services.
------------------------------------------------------------------------------------------------------------------------------------
  Landmark Financial Services of New    New York                                The company is an insurance agency marketing life
  York, Inc.                                                                    insurance and annuity products through financial
                                                                                institutions.
------------------------------------------------------------------------------------------------------------------------------------
  Lone Star General Agency, Inc.        Texas                                   The company acts as general agent to market
                                                                                non-standard automobile and motorcycle insurance for
                                                                                Colonial County Mutual Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
  MedProSolutions, Inc.                 Massachusetts                           The company provides third-party administration
                                                                                services for workers compensation, automobile injury
                                                                                and disability claims.
------------------------------------------------------------------------------------------------------------------------------------
  National Casualty Company             Wisconsin                               The company underwrites various property and
                                                                                casualty coverage, as well as individual and group
                                                                                accident and health insurance.
------------------------------------------------------------------------------------------------------------------------------------
  National Casualty Company of          England                                 It is organized for profit under the Companies Act
  America, Ltd.                                                                 of 1948 of England for the purpose of carrying on
                                                                                the business of insurance, reinsurance, indemnity,
                                                                                and guarantee of any and every kind, except life
                                                                                insurance; to act as underwriting agents and
                                                                                insurance manager in all of the respective branches,
                                                                                and to act as agent or manager for any insurance
                                                                                company, club, or association or for any underwriter
                                                                                or syndicate of underwriters and to purchase, take
                                                                                on, lease or in exchange, hire or otherwise acquire
                                                                                and hold for any estate or interest in any lands,
                                                                                buildings, easements, rights, privileges,
                                                                                concessions, patents, and any real or personal
                                                                                property of any kind necessary or convenient for the
                                                                                purposes in connection with the company's business
                                                                                or any branch or department thereof. This company is
                                                                                currently inactive.
------------------------------------------------------------------------------------------------------------------------------------
  National Deferred Compensation,       Ohio                                    The company administers deferred compensation plans
  Inc.                                                                          for public employees.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Advantage Mortgage         Iowa                                    The company is engaged in making residential (1-4
  Company                                                                       family) mortgage loans.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Affinity Insurance         Kansas                                  The company is a shell insurer with no active
  Company of America                                                            policies or liabilities.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Affordable Housing,        Ohio                                    The company invests in affordable multi-family
  LLC                                                                           housing projects throughout the U.S.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Agribusiness Insurance     Iowa                                    The company provides property and casualty insurance
  Company                                                                       primarily to agricultural businesses.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                         STATE/COUNTRY OF       NO. VOTING                       PRINCIPAL BUSINESS
               COMPANY                     ORGANIZATION       SECURITIES (SEE
                                                              ATTACHED CHART
                                                             UNLESS OTHERWISE
                                                                INDICATED)
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Arena, LLC                 Ohio                                    The purpose of the company is to develop Nationwide
                                                                                Arena and to engage in related Arena district
                                                                                development activity.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Asset Management           England and Wales                       The company is a holding company of a group engaged
  Holdings, Ltd.                                                                in the management of pension fund assets, unit
                                                                                trusts and other collective investment schemes,
                                                                                investment trusts and portfolios for corporate
                                                                                clients.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Assurance Company          Wisconsin                               The company underwrites non-standard automobile and
                                                                                motorcycle insurance.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Capital Mortgage, LLC      Ohio                                    This company is a holding company that funds/owns
                                                                                commercial mortgage loans for an interim basis,
                                                                                hedges the loans during the ownership period, and
                                                                                then sells the loans as part of a securitization to
                                                                                generate profit.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Cash Management            Ohio                                    The company buys and sells investment securities of
  Company                                                                       a short-term nature as agent for other corporations,
                                                                                foundations, and insurance company separate
                                                                                accounts.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Community Development      Ohio                                    The company holds investments in low-income housing
  Corporation, LLC                                                              funds.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Corporation                Ohio                                    The company acts primarily as a holding company for
                                                                                entities affiliated with Nationwide Mutual Insurance
                                                                                Company and Nationwide Mutual Fire Insurance
                                                                                Company.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Credit Enhancement         Ohio                                    The company is currently a shell company.
  Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Financial Assignment       Ohio                                    The company acts as an administrator of structured
  Company                                                                       settlements.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Financial Institution      Delaware                                The company engages in the business of an insurance
  Distributors Agency, Inc.                                                     agency.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Financial Institution      New Mexico                              The company engages in the business of an insurance
  Distributors Agency, Inc. of New                                              agency.
  Mexico
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Financial Institution      Massachusetts                           The company engages in the business of an insurance
  Distributors Insurance Agency, Inc.                                           agency.
  of Massachusetts
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Financial Services         Bermuda                                 The company is a long-term insurer that issues
  (Bermuda) Ltd.                                                                variable annuity and variable life products to
                                                                                persons outside the United States and Bermuda.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Financial Services         Delaware                                The Trust's sole purpose is to issue and sell
  Capital Trust                                                                 certain securities representing individual
                                                                                beneficial interests in the assets of the Trust.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Financial Services         Delaware                                The Trust's sole purpose is to issue and sell
  Capital Trust II                                                              certain securities representing individual
                                                                                beneficial interests in the assets of the Trust.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Financial Services, Inc.   Delaware                                The company acts primarily as a holding company for
                                                                                companies within the Nationwide organization that
                                                                                offer or distribute long-term savings and retirement
                                                                                products.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Financial Sp. z o.o        Poland                                  The company provides distribution services for its
                                                                                affiliate Nationwide Towarzystwo Ubezpieczen na
                                                                                Zycie S.A. in Poland.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                         STATE/COUNTRY OF       NO. VOTING                       PRINCIPAL BUSINESS
               COMPANY                     ORGANIZATION       SECURITIES (SEE
                                                              ATTACHED CHART
                                                             UNLESS OTHERWISE
                                                                INDICATED)
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Financial Structured       Ohio                                    The company serves to capture and report the results
  Products, LLC                                                                 of the structured products business unit.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Foundation                 Ohio                                    The not-for-profit company contributes to non-profit
                                                                                activities and projects.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide General Insurance Company  Ohio                                    The company transacts a general insurance business,
                                                                                except life insurance. The corporation primarily
                                                                                provides automobile and fire insurance to select
                                                                                customers.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Global Finance, LLC        Ohio                                    The company acts as a support company for Nationwide
                                                                                Global Holdings, Inc. in its international
                                                                                capitalization efforts.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Global Funds               Luxembourg                              This company is formed to issue shares of mutual
                                                                                funds.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Global Holdings, Inc.      Ohio                                    The company is a holding company for international
                                                                                operations.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Global Holdings, Inc. -    Luxembourg                              It serves as an extension of Nationwide Global
  Luxembourg Branch                                                             Holdings, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Global Holdings-NGH        Brazil                                  The company acts as a holding company.
  Brazil Participacoes, LTDA
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Home Mortgage              Ohio                                    This company performs the marketing function for
  Distributors, Inc.                                                            Nationwide Advantage Mortgage Company.
------------------------------------------------------------------------------------------------------------------------------------
  *Nationwide Indemnity Company         Ohio                                    The company is involved in the reinsurance business
                                                                                by assuming business from Nationwide Mutual
                                                                                Insurance Company and other insurers within the
                                                                                Nationwide Insurance organization.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Insurance Company of       Wisconsin                               The company is an independent agency personal lines
  America                                                                       underwriter of property/casualty insurance.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Insurance Company of       Ohio                                    The company transacts general insurance business
  Florida                                                                       except life insurance.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Insurance Sales Company,   Ohio                                    The company provides administrative services for the
  LLC                                                                           product sales and distribution channels of
                                                                                Nationwide Mutual Insurance Company and its
                                                                                affiliated and subsidiary insurance companies.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide International              California                              The company is a special risk, excess and surplus
  Underwriters                                                                  lines underwriting manager.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Investment Services        Oklahoma                                This is a limited broker-dealer company doing
  Corporation                                                                   business in the deferred compensation market and
                                                                                acts as an investment advisor.
------------------------------------------------------------------------------------------------------------------------------------
  **Nationwide Life and Annuity         Ohio                                    The company engages in underwriting life insurance
  Insurance Company                                                             and granting, purchasing, and disposing of
                                                                                annuities.
------------------------------------------------------------------------------------------------------------------------------------
  *Nationwide Life and Annuity          Delaware                                The company provides individual life insurance
  Company of America                                                            products.
------------------------------------------------------------------------------------------------------------------------------------
  *Nationwide Life Insurance Company    Pennsylvania                            The company provides individual life insurance and
  of America                                                                    group annuity products.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Life Insurance Company     Delaware                                The company insures against personal injury,
  of Delaware                                                                   disablement or death resulting from traveling or
                                                                                general accidents and against disablement resulting
                                                                                from sickness, and every type of insurance
                                                                                appertaining thereto.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                         STATE/COUNTRY OF       NO. VOTING                       PRINCIPAL BUSINESS
               COMPANY                     ORGANIZATION       SECURITIES (SEE
                                                              ATTACHED CHART
                                                             UNLESS OTHERWISE
                                                                INDICATED)
------------------------------------------------------------------------------------------------------------------------------------
  **Nationwide Life Insurance           Ohio                                    This company provides individual life insurance,
  Company                                                                       group life and health insurance, fixed and variable
                                                                                annuity products, and other life insurance products.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Lloyds                     Texas                                   The company markets commercial property insurance in
                                                                                Texas.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Management Systems, Inc.   Ohio                                    The company offers a preferred provider organization
                                                                                and other related products and services.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Martima Vida Previdencia   Brazil                                  The company operates as a licensed insurance company
  S.A.                                                                          in the categories of life and unrestricted private
                                                                                pension plans in Brazil.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Mortgage Holdings, Inc.    Ohio                                    The company acts as a holding company.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Mutual Fire Insurance      Ohio                                    The company engages in a general insurance and
  Company                                                                       reinsurance business, except life insurance.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Mutual Insurance           Ohio                                    The company engages in a general insurance and
  Company                                                                       reinsurance business, except life insurance.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Properties, Ltd.           Ohio                                    The company is engaged in the business of
                                                                                developing, owning and operating real estate and
                                                                                real estate investments.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Property and Casualty      Ohio                                    The company engages in a general insurance business,
  Insurance Company                                                             except life insurance.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Provident Distributors,    Delaware                                The company is an inactive company.
  Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Provident Holding          Pennsylvania                            The company is a holding company for non-insurance
  Company                                                                       subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Realty Investors, Ltd.     Ohio                                    The company is engaged in the business of
                                                                                developing, owning and operating real estate
                                                                                investments.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Retirement Solutions,      Delaware                                The company markets and administers deferred
  Inc.                                                                          compensation plans for public employees.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Retirement Solutions,      Alabama                                 The company provides retirement products,
  Inc. of Alabama                                                               marketing/education and administration to public
                                                                                employees and educators.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Retirement Solutions,      Arizona                                 The company markets and administers deferred
  Inc. of Arizona                                                               compensation plans for public employees.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Retirement Solutions,      Arkansas                                The company markets and administers deferred
  Inc. of Arkansas                                                              compensation plans for public employees.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Retirement Solutions,      Montana                                 The company markets and administers deferred
  Inc. of Montana                                                               compensation plans for public employees.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Retirement Solutions,      Nevada                                  The company markets and administers deferred
  Inc. of Nevada                                                                compensation plans for public employees.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Retirement Solutions,      New Mexico                              The company markets and administers deferred
  Inc. of New Mexico                                                            compensation plans for public employees.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Retirement Solutions,      Ohio                                    The company provides retirement products,
  Inc. of Ohio                                                                  marketing/education and administration to public
                                                                                employees.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Retirement Solutions,      Oklahoma                                The company markets and administers deferred
  Inc. of Oklahoma                                                              compensation plans for public employees.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Retirement Solutions,      South Dakota                            The company markets and administers deferred
  Inc. of South Dakota                                                          compensation plans for public employees.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                         STATE/COUNTRY OF       NO. VOTING                       PRINCIPAL BUSINESS
               COMPANY                     ORGANIZATION       SECURITIES (SEE
                                                              ATTACHED CHART
                                                             UNLESS OTHERWISE
                                                                INDICATED)
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Retirement Solutions,      Texas                                   The company markets and administers deferred
  Inc. of Texas                                                                 compensation plans for public employees.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Retirement Solutions,      Wyoming                                 The company markets and administers deferred
  Inc. of Wyoming                                                               compensation plans for public employees.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Retirement Solutions,      Massachusetts                           The company markets and administers deferred
  Insurance Agency, Inc.                                                        compensation plans for public employees.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Securities, Inc.           Ohio                                    The company is a registered broker-dealer and
                                                                                provides investment management and administrative
                                                                                services.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Services Company, LLC      Ohio                                    The company performs shared services functions for
                                                                                the Nationwide organization.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Services Sp. z o.o.        Poland                                  The company provides services to Nationwide Global
                                                                                Holdings, Inc. in Poland.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Strategic Investment       Ohio                                    The company acts as a private equity fund investing
  Fund, LLC                                                                     in companies for investment purposes and to create
                                                                                strategic opportunities for Nationwide.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Towarzystwo Ubezpieczen    Poland                                  The company is authorized to engage in the business
  na Zycie S.A.                                                                 of life insurance and pension products in Poland.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide Trust Company, FSB         United States                           This is a federal savings bank chartered by the
                                                                                Office of Thrift Supervision in the United States
                                                                                Department of the Treasury to exercise custody and
                                                                                fiduciary powers.
------------------------------------------------------------------------------------------------------------------------------------
  Nationwide UK Holding Company, Ltd.   England and Wales                       The company is a holding company of a group engaged
                                                                                in the management of pension fund assets, unit
                                                                                trusts and other collective investment schemes,
                                                                                investment trusts and portfolios for corporate
                                                                                clients.
------------------------------------------------------------------------------------------------------------------------------------
  Newhouse Capital Partners, LLC        Delaware                                The company invests in financial services companies
                                                                                that specialize in e-commerce and promote
                                                                                distribution of financial services.
------------------------------------------------------------------------------------------------------------------------------------
  Newhouse Special Situations Fund I,   Delaware                                The company owns and manages contributed securities
  LLC                                                                           to achieve long - term capital appreciation from the
                                                                                contributed securities and through investments in a
                                                                                portfolio of other equity investments in financial
                                                                                service and other related companies as determined by
                                                                                the company to be undervalued or in need of changes
                                                                                in capital structure or to present other special
                                                                                situations that have the potential for significant
                                                                                earnings growth from among other things, major
                                                                                financial service industry trends, unfilled niches
                                                                                and synergies with other firms in the portfolio.
------------------------------------------------------------------------------------------------------------------------------------
  NFS Distributors, Inc.                Delaware                                The company acts primarily as a holding company for
                                                                                Nationwide Financial Services, Inc. distribution
                                                                                companies.
------------------------------------------------------------------------------------------------------------------------------------
  NFSB Investments, Ltd.                Bermuda                                 The company buys and sells investment securities for
                                                                                its own account in order to enhance the investment
                                                                                returns of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
  NGH Luxembourg S. a. r. L.            Luxembourg                              The company acts primarily as a holding company for
                                                                                the European operations for Nationwide Global
                                                                                Holdings, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  NGH Netherlands, B.V.                 Netherlands                             The company acts as a holding company for other
                                                                                Nationwide overseas companies.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                         STATE/COUNTRY OF       NO. VOTING                       PRINCIPAL BUSINESS
               COMPANY                     ORGANIZATION       SECURITIES (SEE
                                                              ATTACHED CHART
                                                             UNLESS OTHERWISE
                                                                INDICATED)
------------------------------------------------------------------------------------------------------------------------------------
  NGH UK, Ltd.                          United Kingdom                          The company functions as a support company for other
                                                                                Nationwide overseas companies.
------------------------------------------------------------------------------------------------------------------------------------
  NorthPointe Capital, LLC              Delaware                                The company acts as a registered investment advisor.
------------------------------------------------------------------------------------------------------------------------------------
  PanEuroLife                           Luxembourg                              The company provides individual life insurance
                                                                                primarily in the United Kingdom, Belgium and France.
------------------------------------------------------------------------------------------------------------------------------------
  Pension Associates, Inc.              Wisconsin                               The company provides pension plan administration and
                                                                                record keeping services, and pension plan and
                                                                                compensation consulting.
------------------------------------------------------------------------------------------------------------------------------------
  PNAM, Inc.                            Delaware                                The company is a holding company.
------------------------------------------------------------------------------------------------------------------------------------
  Premier Agency, Inc.                  Iowa                                    This company is an insurance agency.
------------------------------------------------------------------------------------------------------------------------------------
  Provestco, Inc.                       Delaware                                The company serves as a general partner in certain
                                                                                real estate limited partnerships invested in by
                                                                                Nationwide Life Insurance Company of America.
------------------------------------------------------------------------------------------------------------------------------------
  Quick Sure Auto Agency, Inc.          Texas                                   The company is an insurance agency and operates as
                                                                                an employee agent "storefront" for Titan Insurance
                                                                                Services.
------------------------------------------------------------------------------------------------------------------------------------
  RCMD Financial Services, Inc.         Delaware                                The company is a holding company.
------------------------------------------------------------------------------------------------------------------------------------
  Retention Alternatives, Ltd.          Bermuda                                 The company is a captive insurer and writes first
                                                                                dollar insurance policies in workers' compensation,
                                                                                general liability and automobile liability for its
                                                                                affiliates in the United States.
------------------------------------------------------------------------------------------------------------------------------------
  RF Advisors, Inc.                     Pennsylvania                            The company is an inactive company.
------------------------------------------------------------------------------------------------------------------------------------
  Riverview International Group, Inc.   Delaware                                The company is an investment advisor and a broker
                                                                                dealer.
------------------------------------------------------------------------------------------------------------------------------------
  RP&C International, Inc.              Ohio                                    The company is an investment-banking firm, which
                                                                                provides specialist advisory services and innovative
                                                                                financial solutions to public and private companies
                                                                                internationally.
------------------------------------------------------------------------------------------------------------------------------------
  Scottsdale Indemnity Company          Ohio                                    The company engages in a general insurance business,
                                                                                except life insurance.
------------------------------------------------------------------------------------------------------------------------------------
  Scottsdale Insurance Company          Ohio                                    The company primarily provides excess and surplus
                                                                                lines of property and casualty insurance.
------------------------------------------------------------------------------------------------------------------------------------
  Scottsdale Surplus Lines Insurance    Arizona                                 The company provides excess and surplus lines
  Company                                                                       coverage on a non-admitted basis.
------------------------------------------------------------------------------------------------------------------------------------
  Siam Ar-Na-Khet Company Limited       Thailand                                The company is a holding company.
------------------------------------------------------------------------------------------------------------------------------------
  Software Development Corp.            Delaware                                The company is an inactive company.
------------------------------------------------------------------------------------------------------------------------------------
  TBG Aviation, LLC                     California                              The company holds an investment in a leased airplane
                                                                                and maintains an operating agreement with Flight
                                                                                Options.
------------------------------------------------------------------------------------------------------------------------------------
  TBG Danco Insurance Company           California                              The corporation provides for life insurance and
                                                                                individual executive estate planning to maximize
                                                                                benefit value.
------------------------------------------------------------------------------------------------------------------------------------
  TBG Financial and Insurance           California                              The corporation consults with corporate clients and
  Services Corporation                                                          financial institutions on the development and
                                                                                implementation of proprietary and/or private
                                                                                placement insurance products for the financing of
                                                                                executive benefit programs and individual
                                                                                executive's estate planning requirements. As a
                                                                                broker dealer, TBG Financial Services provides
                                                                                complete and flexible access to institutional
                                                                                insurance investment products.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                         STATE/COUNTRY OF       NO. VOTING                       PRINCIPAL BUSINESS
               COMPANY                     ORGANIZATION       SECURITIES (SEE
                                                              ATTACHED CHART
                                                             UNLESS OTHERWISE
                                                                INDICATED)
------------------------------------------------------------------------------------------------------------------------------------
  TBG Financial and Insurance           Hawaii                                  The corporation consults with corporate clients and
  Services Corporation of Hawaii                                                financial institutions on the development and
                                                                                implementation of proprietary, private placement and
                                                                                institutional insurance products.
------------------------------------------------------------------------------------------------------------------------------------
  TBG Insurance Services                California                              The company markets and administers executive
  Corporation                                                                   benefit plans.
------------------------------------------------------------------------------------------------------------------------------------
  THI Holdings (Delaware), Inc.         Delaware                                The company acts as a holding company for the Titan,
                                                                                Victoria and Whitehall groups.
------------------------------------------------------------------------------------------------------------------------------------
  Titan Auto Agency, Inc.               Michigan                                The company is an insurance agency that primarily
                                                                                sells non-standard automobile insurance for Titan
                                                                                Insurance Company in Michigan.
------------------------------------------------------------------------------------------------------------------------------------
  Titan Auto Insurance                  Nevada                                  The company is an insurance agency that operates as
                                                                                an employee agent "storefront" for Titan Indemnity
                                                                                Company in Nevada.
------------------------------------------------------------------------------------------------------------------------------------
  Titan Auto Insurance of               Pennsylvania                            The company is an insurance agency that operates as
  Pennsylvania, Inc.                                                            an employee agent "storefront" for Titan Indemnity
                                                                                Company in Pennsylvania (currently inactive).
------------------------------------------------------------------------------------------------------------------------------------
  Titan Auto Insurance of Arizona,      Arizona                                 The company is an insurance agency that operates as
  Inc.                                                                          an employee agent "storefront" for Titan Indemnity
                                                                                Company in Arizona.
------------------------------------------------------------------------------------------------------------------------------------
  Titan Auto Insurance of New Mexico,   New Mexico                              The company is an insurance agency that operates as
  Inc.                                                                          an employee agent "storefront" for Titan Indemnity
                                                                                Company in New Mexico.
------------------------------------------------------------------------------------------------------------------------------------
  Titan Auto Insurance, Inc.            Colorado                                The company is an insurance agency and operates as
                                                                                an employee agent "storefront" for Titan Indemnity
                                                                                Company in Colorado.
------------------------------------------------------------------------------------------------------------------------------------
  Titan Holdings Service Corporation    Texas                                   The company acts as a holding company specifically
                                                                                for Titan corporate employees.
------------------------------------------------------------------------------------------------------------------------------------
  Titan Indemnity Company               Texas                                   The company is a multi-line licensed insurance
                                                                                company and is operating primarily as a property and
                                                                                casualty insurance company.
------------------------------------------------------------------------------------------------------------------------------------
  Titan Insurance Company               Michigan                                This is a property and casualty insurance company.
------------------------------------------------------------------------------------------------------------------------------------
  Titan Insurance Services, Inc.        Texas                                   The company is a Texas grand fathered managing
                                                                                general agency.
------------------------------------------------------------------------------------------------------------------------------------
  Titan National Auto Call Center,      Texas                                   The company is licensed as an insurance agency that
  Inc.                                                                          operates as an employee agent "call center" for
                                                                                Titan Indemnity Company.
------------------------------------------------------------------------------------------------------------------------------------
  Vertboise, SA                         Luxembourg                              The company acts as a real property holding company.
------------------------------------------------------------------------------------------------------------------------------------
  Veterinary Pet Insurance Company      California                              The company provides pet insurance.
------------------------------------------------------------------------------------------------------------------------------------
  Veterinary Pet Services, Inc.         California                              The company acts as a holding company.
------------------------------------------------------------------------------------------------------------------------------------
  Victoria Automobile Insurance         Ohio                                    The company is a property and casualty insurance
  Company                                                                       company.
------------------------------------------------------------------------------------------------------------------------------------
  Victoria Financial Corporation        Delaware                                The company acts as a holding company specifically
                                                                                for all Victoria corporate employees.
------------------------------------------------------------------------------------------------------------------------------------
  Victoria Fire & Casualty Company      Ohio                                    The company is a property and casualty insurance
                                                                                company.
------------------------------------------------------------------------------------------------------------------------------------
  Victoria Insurance Agency, Inc.       Ohio                                    The company is an insurance agency that acts as a
                                                                                broker for independent agents appointed with the
                                                                                Victoria companies in the state of Ohio.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                         STATE/COUNTRY OF       NO. VOTING                       PRINCIPAL BUSINESS
               COMPANY                     ORGANIZATION       SECURITIES (SEE
                                                              ATTACHED CHART
                                                             UNLESS OTHERWISE
                                                                INDICATED)
------------------------------------------------------------------------------------------------------------------------------------
  Victoria National Insurance Company   Ohio                                    The company is a property and casualty insurance
                                                                                company.
------------------------------------------------------------------------------------------------------------------------------------
  Victoria Select Insurance Company     Ohio                                    The company is a property and casualty insurance
                                                                                company.
------------------------------------------------------------------------------------------------------------------------------------
  Victoria Specialty Insurance Company  Ohio                                    The company is a property and casualty insurance
                                                                                company.
------------------------------------------------------------------------------------------------------------------------------------
  VPI Services, Inc.                    California                              The company operates as a nationwide pet registry
                                                                                service for holders of Veterinary Pet Insurance
                                                                                policies, including pet indemnification and lost pet
                                                                                recovery program.
------------------------------------------------------------------------------------------------------------------------------------
  Washington Square Administrative      Pennsylvania                            The company provides administrative services to
  Services, Inc.                                                                Nationwide Life and Annuity Company of America.
------------------------------------------------------------------------------------------------------------------------------------
  Western Heritage Insurance Company    Arizona                                 The company underwrites excess and surplus lines of
                                                                                property and casualty insurance.
------------------------------------------------------------------------------------------------------------------------------------
  William J. Lynch and Associates,      California                              The company specializes in the analysis and funding
  Inc.                                                                          of corporate benefit liabilities.
------------------------------------------------------------------------------------------------------------------------------------
  W.I. of Florida                       Florida                                 The company is an insurance agency and operates as
                                                                                an employee agent "storefront" for Titan Indemnity
                                                                                Company in Florida.
------------------------------------------------------------------------------------------------------------------------------------
  W.I. of New York                      New York                                The company is an insurance agency and operates as
                                                                                an employee agent "storefront" for Titan Indemnity
                                                                                Company in New York (currently inactive).
------------------------------------------------------------------------------------------------------------------------------------
  Whitehall Holdings, Inc.              Texas                                   The company acts as a holding company especially for
                                                                                the Titan agencies.
------------------------------------------------------------------------------------------------------------------------------------
  Whitehall Insurance agency of         Texas                                   The company is a Texas licensed insurance agency
  Texas, Inc.                                                                   (currently inactive).
------------------------------------------------------------------------------------------------------------------------------------
  Whitehall of Indiana, Inc.            Indiana                                 The company is an insurance agency and operates as
                                                                                an employee agent "storefront" for Titan Indemnity
                                                                                Company in Indiana.
------------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                     COMPANY                     STATE/COUNTRY OF        NO. VOTING SECURITIES           PRINCIPAL BUSINESS
                                                   ORGANIZATION           (SEE ATTACHED CHART
                                                                            UNLESS OTHERWISE
                                                                              INDICATED)
-----------------------------------------------------------------------------------------------------------------------------------
  *   MFS Variable Account                             Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Multi-Flex Variable Account           Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide VA Separate Account-A                 Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide VA Separate Account-B                 Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide VA Separate Account-C                 Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide VA Separate Account-D                 Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Variable Account                      Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Variable Account-II                   Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Variable Account-3                    Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Variable Account-4                    Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Variable Account-5                    Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Variable Account-6                    Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Variable Account-7                    Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Variable Account-8                    Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Variable Account-9                    Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Variable Account-10                   Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Variable Account-11                   Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Variable Account-12                   Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Variable Account-13                   Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Variable Account-14                   Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
      Nationwide Variable Account-15                   Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
      Nationwide Variable Account-16                   Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
      Nationwide Variable Account-17                   Ohio                                       Issuer of Annuity Contracts
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Provident VA Separate             Pennsylvania                                   Issuer of Annuity Contracts
      Account 1
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Provident VA Separate               Delaware                                     Issuer of Annuity Contracts
      Account A
-----------------------------------------------------------------------------------------------------------------------------------
      Nationwide VL Separate Account-A                 Ohio                                       Issuer of Life Insurance
                                                                                                  Policies
-----------------------------------------------------------------------------------------------------------------------------------
      Nationwide VL Separate Account-B                 Ohio                                       Issuer of Life Insurance
                                                                                                  Policies
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide VL Separate Account-C                 Ohio                                       Issuer of Life Insurance
                                                                                                  Policies
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide VL Separate Account-D                 Ohio                                       Issuer of Life Insurance
                                                                                                  Policies
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide VLI Separate Account                  Ohio                                       Issuer of Life Insurance
                                                                                                  Policies
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide VLI Separate Account-2                Ohio                                       Issuer of Life Insurance
                                                                                                  Policies
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide VLI Separate Account-3                Ohio                                       Issuer of Life Insurance
                                                                                                  Policies
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide VLI Separate Account-4                Ohio                                       Issuer of Life Insurance
                                                                                                  Policies
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide VLI Separate Account-5                Ohio                                       Issuer of Life Insurance
                                                                                                  Policies
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide VLI Separate Account-6                Ohio                                       Issuer of Life Insurance
                                                                                                  Policies
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Provident VLI Separate            Pennsylvania                                   Issuer of Life Insurance
      Account 1                                                                                   Policies
-----------------------------------------------------------------------------------------------------------------------------------
  *   Nationwide Provident VLI Separate              Delaware                                     Issuer of Life Insurance
      Account A                                                                                   Policies
-----------------------------------------------------------------------------------------------------------------------------------


                                                                            (left side)
                    -----------------------
                    |   FARMLAND MUTUAL   |
                    |  INSURANCE COMPANY  |
                    |                     |
                    | Guaranty Fund       |__________________________________________
                    | -------------       |__________________________________________
                    | Certificate         |
                    | -----------         |
                    |                     |
                    | Casualty            |
                    -----------------------
                               |
                               |
                               |                                                      ____________
                               |                                                      |
                               |                       ----------------------------   |
----------------------------   |                       |    NATIONWIDE GENERAL    |   |
|        F & B, INC.       |   |                       |    INSURANCE COMPANY     |   |
|                          |   |                       |                          |   |
| Common Stock: 1 Share    |   |                       | Common Stock:  20,000    |___|
| -------------            |   |                       | -------------  Shares    |   |
|                          |___|                       |                          |   |
| Farmland                 |   |                       | Casualty-100%            |   |
| Mutual-100%              |   |                       ----------------------------   |
|                          |   |                                                      |
----------------------------   |                       ----------------------------   |
                               |                       |    NATIONWIDE PROPERTY   |   |
----------------------------   |                       |        AND CASUALTY      |   |
|   COOPERATIVE SERVICE    |   |                       |     INSURANCE COMPANY    |   |
|         COMPANY          |   |                       |                          |   |
|                          |   |                       | Common Stock:  60,000    |___|
| Common Stock: 600 Shares |   |                       | -------------  Shares    |   |
| -------------            |___|                       |                          |   |
|                          |                           | Casualty-100%            |   |
| Farmland                 |                           ----------------------------   |
| Mutual-100%              |                                                          |
----------------------------                           ----------------------------   |
                                                       |   NATIONWIDE ASSURANCE   |   |
                                                       |         COMPANY          |   |
                                                       |       (ASSURANCE)        |   |
                                                       |                          |   |
                                                       | Common Stock:  1,750     |___|
                                                       | -------------  Shares    |   |
                                                       |                          |   |
                                                       | Casualty-100%            |   |
                                                       ----------------------------   |
                                                                                      |
                                                       ----------------------------   |
                                                       |  NATIONWIDE AGRIBUSINESS |   |
                                                       |    INSURANCE COMPANY     |   |
                                                       |                          |   |
                                                       | Common Stock:  1,000,000 |   |
                                                       | -------------  Shares    |   |
                                                       |                          |___|
                                                       | Casualty-99.9%           |   |
                                                       | Other Capital:           |   |
                                                       | --------------           |   |
                                                       | Casualty-Pfd.            |   |
                                                       ----------------------------   |
                                                                                      |
                                                       ----------------------------   |
                                                       |     NATIONAL CASUALTY    |   |
                                                       |          COMPANY         |   |
                                                       |            (NC)          |   |
                                                       |                          |   |
                                                       | Common Stock: 100 Shares |___|
                                                       | -------------            |
                                                       |                          |
                                                       | Casualty-100%            |
                                                       ----------------------------
                                                                   |
                                                                   |
                                                       ----------------------------
                                                       |   NCC OF AMERICA, LTD.   |
                                                       |         (INACTIVE)       |
                                                       |                          |
                                                       |                          |
                                                       | NC-100%                  |
                                                       |                          |
                                                       ----------------------------

                                  NATIONWIDE(R)                                                       (middle)
  ------------------------------------------
  |                                        |
  |                                        |
  |                                        |
__|           NATIONWIDE MUTUAL            |__________________________________________
__|           INSURANCE COMPANY            |__________________________________________
  |              (CASUALTY)                |
  |                                        |
  |                                        |
  |                                        |
  ------------------------------------------
                        |
                        |
                        |
______________________________________________________________________________________________________________________
    |                                  |                                           |
    |                                  |   --------------------------------        |   -------------------------------
    |                                  |   |         SCOTTSDALE           |        |   |         SCOTTSDALE          |
    |   ----------------------------   |   |      INSURANCE COMPANY       |        |   |      INDEMNITY COMPANY      |
    |   |  NATIONWIDE MANAGEMENT   |   |   |            (SIC)             |        |   |                             |
    |   |      SYSTEMS, INC.       |   |   |                              |        |   | Common Stock:  50,000       |
    |   |                          |   |___| Common Stock: 30,136         |        |___| -------------  Shares       |
    |___| Common Stock: 100 Shares |   |   | ------------- Shares         |        |   |                             |
    |   | -------------            |   |   |                              |        |   |                             |
    |   |                          |   |   | Casualty-100%                |        |   | Casualty-100%               |
    |   | Casualty-100%            |   |   |         (See Page 2)         |        |   -------------------------------
    |   ----------------------------   |   --------------------------------        |
    |                                  |                                           |   -------------------------------
    |   ----------------------------   |   --------------------------------        |   |          NATIONWIDE         |
    |   |   NATIONWIDE AFFINITY    |   |   |            ALLIED            |        |   |       INDEMNITY COMPANY     |
    |   |    INSURANCE COMPANY     |   |   |          GROUP, INC.         |        |   |        (NW INDEMNITY)       |
    |   |        OF AMERICA        |   |   |            (AGI)             |        |   | Common Stock:  28,000       |
    |   |                          |___|   |                              |        |___| -------------  Shares       |
    |   | Common Stock: 500,000    |   |___| Common Stock: 850 Shares     |        |   |                             |
    |   | ------------- Shares     |   |   | -------------                |        |   |                             |
    |   |                          |   |   |                              |        |   | Casualty-100%               |
    |   | Casualty-100%            |   |   | Casualty-100%                |        |   -------------------------------
    |   ----------------------------   |   |         (See Page 2)         |        |
    |                                  |   |                              |        |
    |   ----------------------------   |   --------------------------------        |   -------------------------------
    |   |     NEWHOUSE CAPITAL     |   |                                           |   |           LONE STAR         |
    |   |      PARTNERS, LLC       |   |   --------------------------------        |   |     GENERAL AGENCY, INC.    |
    |   |                          |   |   |             RP&C             |        |   |                             |
    |   | Casualty-70%             |   |   |         INTERNATIONAL        |        |   | Common Stock:  1,000        |
    |   |                          |___|   |                              |        |___| -------------  Shares       |
    |   | GGV-19%                  |   |___| Common Stock: 963            |        |   |                             |
    |   |                          |   |   | ------------- Shares         |        |   |                             |
    |   | Fire-10%                 |   |   |                              |        |   | Casualty-100%               |
    |   ----------------------------   |   | Casualty-23.88%              |        |   -------------------------------
    |                                  |   --------------------------------        |                 ||
    |   ----------------------------   |                                           |                 ||
    |   |                          |   |   --------------------------------        |   -------------------------------
    |   |     NATIONWIDE LLOYDS    |   |   |      NATIONWIDE CAPITAL      |        |   |        COLONIAL COUNTY      |
    |   |                          |___|   |        MORTGAGE, LLC         |        |   |       MUTUAL INSURANCE      |
    |   |       A TEXAS LLOYDS     |___|   |                              |        |   |            COMPANY          |
    |   |                          |   |___| Mutual-5%                    |        |   |                             |
    |   |                          |   |   |                              |        |   | Surplus Debentures:         |
    |   |                          |   |   | NW Indemnity-95%             |        |   | -------------------         |
    |   ----------------------------   |   |                              |        |   |                             |
    |                                  |   --------------------------------        |   | Assurance                   |
    |   ----------------------------   |                                           |   | Lone Star                   |
    |   |       THI HOLDINGS       |   |   --------------------------------        |   |                             |
    |   |      DELAWARE, INC.      |   |   |     NATIONWIDE INSURANCE     |        |   -------------------------------
    |   |          (THI)           |   |   |      COMPANY OF FLORIDA      |        |
    |   |                          |   |   |                              |        |   -------------------------------
    |   | Common Stock: 100 Shares |___|___| Common Stock: 10,000         |        |   |     NATIONWIDE SERVICES     |
    |   |                          |   |   | ------------  Shares         |        |   |         COMPANY, LLC        |
        | Casualty-100%            |   |   |                              |        |   |                             |
        |                          |   |   | Casualty-100%                |        |   | Single Member Limited       |
        | (See page 3)             |   |   |                              |        |---| Liability Company           |
        ----------------------------   |   --------------------------------        |   |                             |
                                       |                                           |   | Casualty-100%               |
                                       |   --------------------------------        |   -------------------------------
                                       |   |      NATIONWIDE CREDIT       |        |
                                       |   |    ENHANCEMENT INSURANCE     |        |   -------------------------------
                                       |___|           COMPANY            |        |   |       AMERICAN MARINE       |
                                           |                              |        |   |      UNDERWRITERS, INC.     |
                                           |    Casualty-100%             |        |   |                             |
                                           |                              |        |   | Common Stock:  20 Shares    |
                                           --------------------------------        |___| -------------               |
                                                                                       |                             |
                                                                                       | Casualty-100%               |
                                                                                       |                             |
                                                                                       -------------------------------

                                                                                                                        (right side)
  ------------------------------------------                                                                ------------------------
  |                                        |                                                                |      NATIONWIDE      |
  |                                        |                                                                |      FOUNDATION      |
  |                                        |                                                                |                      |
  |           NATIONWIDE MUTUAL            |                                                                |      MEMBERSHIP      |
__|        FIRE INSURANCE COMPANY          |                                                                |      NONPROFIT       |
__|                (FIRE)                  |                                                                |     CORPORATION      |
  |                                        |                                                                ------------------------
  |                                        |
  |                                        |
  ------------------------------------------
                  |
                  |_________________________________________________________________________________________________
                                                                            |                    |                  |
_________________________________________________________________________   |                    |                  |
                   |                                       |            |   |                    |                  |
                   |   --------------------------------    |   --------------------------------  |  -------------------------------
                   |   |       NATIONWIDE CASH        |    |   |          NATIONWIDE          |  |  |                              |
                   |   |      MANAGEMANT COMPANY      |    |   |          CORPORATION         |  |  |       RETENTION              |
                   |   |                              |    |   | Common Stock:  13,642,432    |  |  |   ALTERNATIVES, LTD.         |
                   |   |                              |    |   | -------------                |  |  | Common Stock: 120,000 SHARES |
                   |___| Common Stock:  100 Shares    |    |   | 13,642,432                   |  |  | -------------                |
                   |   | -------------                |    |   |                              |  |  |                              |
                   |   |                              |    |   |                              |  |  | Fire-100%                    |
                   |   |                              |    |   |                              |  |  |                              |
                   |   | Casualty-100%                |    |   | Casualty 95.2%               |  |  --------------------------------
                   |   --------------------------------    |   | Fire      4.8%               |  |
                   |                                       |   |                              |  |
                   |   --------------------------------    |   |             (See Page 4)     |  |
                   |   |                              |    |   --------------------------------  |
                   |   |                              |    |                                     |
                   |   |          NATIONWIDE          |    |   --------------------------------  |
                   |   |           ARENA LLC          |    |   |       ALLNATIONS, INC.       |  |
                   |---|                              |    |   | Common Stock:  12,248 Shares |  |
                   |   |                              |    |   | -------------                |  |
                   |   |                              |    |   |                              |  |
                   |   | Casualty-90%                 |    |   | Casualty-16.2%               |  |
                   |   |                              |    |___| Fire-16.2%                   |___
                   |   --------------------------------    |   | Preferred Stock: 1,466 Shares|
                   |                                       |   | ----------------             |
                   |   --------------------------------    |   |                              |
                   |   |     NATIONWIDE INSURANCE     |    |   | Casualty-6.8%                |
                   |   |      SALES COMPANY, LLC      |    |   | Fire-6.8%                    |
                   |   |            (NISC)            |    |   --------------------------------
                   |   |                              |    |
                   |---|     Single Member Limited    |__  |   --------------------------------
                   |   |       Liability Company      | |  |   |   NATIONWIDE INTERNATIONAL   |
                   |   |                              | |  |   |         UNDERWRITERS         |
                   |   | Casualty-100%                | |  |   |                              |
                   |   -------------------------------- |  |   | Common Stock:  1,000         |
                   |                   |                |  |___| -------------  Shares        |
                   |                   |                |  |   |                              |
                   |   -------------------------------- |  |   |                              |
                   |   |           INSURANCE          | |  |   | Casualty-100%                |
                   |   |      INTERMEDIARIES, INC.    | |  |   --------------------------------
                   |   |                              | |  |
                   |   | Common Stock: 1,615          | |  |   --------------------------------
                   |   | ------------- Shares         | |  |   |     CRESTBROOK INSURANCE     |
                   |   |                              | |  |   |            COMPANY           |
                   |   |                              | |  |   |                              |
                   |   | NISC-100%                    | |  |   | Common Stock:  52,000        |
                   |   -------------------------------- |  |___| -------------  Shares        |
                   |                                    |  |   |                              |
                   |   -------------------------------- |  |   |                              |
                   |   |      DISCOVER INSURANCE      | |  |   | Casualty-100%                |
                   |   |          AGENCY LLC          | |  |   --------------------------------
                   |   |                              | |  |
                   |   |     Single Member Limited    | |  |   --------------------------------
                   |   |       Liability Company      |--  |   |      NATIONWIDE REALTY       |
                   |   |                              |    |   |        INVESTORS, LTD        |
                   |   | NISC-100%                    |    |   |                              |
                   |   |                              |    |   | Casualty-95%                 |
                   |   --------------------------------    |---|                              |
                   |                                       |   | NW Indemnity-5%              |
                   |   --------------------------------    |   |                              |
                   |   |      DISCOVER INSURANCE      |    |   --------------------------------
                   |   |          AGENCY OF           |    |
                   |   |          TEXAS, LLC          |    |   --------------------------------
                   |   |                              |    |   |     NATIONWIDE STRATEGIC     |
                   |___|     Single Member Limited    |    |   |     INVESTMENT FUND, LLC     |
                   |___|       Liability Company      |    |   |                              |
                       |                              |    |---|     Single Member Limited    |
                       |                              |    |   |       Liability Company      |
                       --------------------------------        |                              |
                                                               | Casualty-100%                |
                                                               |                              |
                                                               --------------------------------


                                                                                Subsidiary Companies      -- Solid Line
                                                                                Contractual Association   -- Double Line
                                                                                Limited Liability Company -- Dotted Line

                                                                                December 31, 2003

                                                                            (left side)
                    -----------------------
                    |   FARMLAND MUTUAL   |
                    |  INSURANCE COMPANY  |
                    |                     |
                    | Guaranty Fund       |__________________________________________
                    | -------------       |__________________________________________
                    | Certificate         |
                    | -----------         |
                    |                     |
                    | Casualty            |
                    |         (See Page 1)|
                    |                     |
                    -----------------------






                               _________________________________________________
                               |                    |
                               |                    |
                               |                    |
----------------------------   |      ----------------------------
|   NATIONWIDE INSURANCE   |   |      |       AID FINANCE        |
|    COMPANY OF AMERICA    |   |      |      SERVICES, INC.      |
|                          |   |      |      (AID FINANCE)       |
| Common Stock:  12,000    |   |      |                          |
| -------------  Shares    |___|      | Common Stock:  10,000    |
|                          |   |      | -------------  Shares    |
|                          |   |      |                          |
| AGI-100%                 |   |      | AGI-100%                 |
----------------------------   |      ----------------------------
                               |                    |
----------------------------   |                    |
|     ALLIED DOCUMENT      |   |      ----------------------------
|     SOLUTIONS, INC.      |   |      |          ALLIED          |
|                          |   |      |     GROUP INSURANCE      |
| Common Stock:  10,000    |   |      |    MARKETING COMPANY     |
| -------------  Shares    |___|      |                          |
|                          |   |      | Common Stock:  20,000    |
|                          |   |      | -------------  Shares    |
| AGI-100%                 |   |      |                          |
----------------------------   |      | Aid Finance-100%         |
                               |      ----------------------------
----------------------------   |
|       DEPOSITORS         |   |      ----------------------------
|    INSURANCE COMPANY     |   |      |         PREMIER          |
|      (DEPOSITORS)        |   |      |         AGENCY           |
|                          |   |      |           INC.           |
| Common Stock:  300,000   |___|______|                          |
| -------------  Shares    |   |      | Common Stock:  100,000   |
|                          |   |      | -------------  Shares    |
| AGI-100%                 |   |      |                          |
----------------------------   |      | AGI-100%                 |
                               |      ----------------------------
----------------------------   |
|     ALLIED PROPERTY      |   |
|       AND CASUALTY       |   |
|    INSURANCE COMPANY     |   |
|      (Allied P & C)      |___|
| Common Stock:  300,000   |
| -------------  Shares    |
|                          |
| AGI-100%                 |
----------------------------

                                  NATIONWIDE(R)                                                       (middle)
               ------------------------------------------
               |                                        |
               |                                        |
               |                                        |
_______________|           NATIONWIDE MUTUAL            |______________________________________________________
_______________|           INSURANCE COMPANY            |______________________________________________________
               |              (CASUALTY)                |
               |             (See Page 1)               |
               |                                        |
               |                                        |
               ------------------------------------------
                                    |__________________________________________________________________________
                                    |
                                    |
                      ----------------------------
                      |          ALLIED          |
                      |        GROUP, INC.       |
                      |           (AGI)          |
                      |                          |
                      | Common Stock: 850 Shares |
                      | -------------            |
                      |                          |
                      | Casualty-100%            |
                      ----------------------------
                                    |
                                    |
                                    |
                                    |
_______________________________________________________________________________________________________________
                                    |                             |
                                    |                             |
                                    |                             |
     ----------------------------   |               ----------------------------
     |   NATIONWIDE MORTGAGE    |   |               |            AMCO          |
     |      HOLDINGS INC.       |   |               |     INSURANCE COMPANY    |
     |          (NMH)           |   |               |           (AMCO)         |
  ___|                          |___|            ___|                          |
 |   | AGI-100%                 |               |   | Common Stock:  300,000   |
 |   |                          |               |   | -------------  Shares    |
 |   |                          |               |   |                          |
 |   ----------------------------               |   | AGI-100%                 |
 |                                              |   ----------------------------
 |   ----------------------------               |
 |   |     NATIONWIDE HOME      |               |   ----------------------------
 |   |  MORTGAGE DISTRIBUTORS   |               |   |          ALLIED          |
 |   |           INC.           |               |   |      GENERAL AGENCY      |
 |___|                          |               |   |         COMPANY          |
 |   | NMHI-100%                |               |___|                          |
 |   |                          |               |   | Common Stock:  5,000     |
 |   |                          |               |   | -------------  Shares    |
 |   ----------------------------               |   |                          |
 |                                              |   | AMCO-100%                |
 |   ----------------------------               |   ----------------------------
 |   |        NATIONWIDE        |               |
 |   |    ADVANTAGE MORTGAGE    |               |   ----------------------------
 |   |      COMPANY (NAMC)      |               |   |                          |
 |___|                          |               |   |       ALLIED TEXAS       |
     | Common Stock:  75,843    |               |   |       AGENCY, INC.       |
     | -------------  Shares    |               |___|                          |
     |                          |               |   |                          |
     | NMHI-100%                |               |   | AMCO-100%                |
     |                          |               |   |                          |
     | 8% Preferred:  39,500    |               |   |                          |
     | -------------  Shares    |               |   ----------------------------
     |                          |               |
     | AGI-24%                  |               |   ----------------------------   ----------------------------
     | AMCO-76%                 |               |   |     CALFARM INSURANCE    |   |      CAL-AG INSURANCE    |
     |                          |               |   |           AGENCY         |   |       SERVICES, INC.     |
     | 7% Preferred:  40,000    |               |   |                          |   |                          |
     | -------------  Shares    |               |___| Common Stock:  1,000     |___| Common Stock:  100       |
     |                          |                   | -------------  Shares    |   | -------------  Shares    |
     | AMCO-      25%           |                   |                          |   |                          |
     | Allied P&C-50%           |                   | AMCO-100%                |   | CalFarm Insurance        |
     | Depositors-25%           |                   |                          |   | Agency-100%              |
     ----------------------------                   ----------------------------   ----------------------------
                  |
                  |
     ----------------------------
     |           AGMC           |
     |     REINSURANCE, LTD.    |
     |                          |
     | Common Stock:  11,000    |
     | -------------  Shares    |
     |                          |
     | NAMC-100%                |
     ----------------------------

                                                                                                      (right)
               ------------------------------------------
               |                                        |
               |                                        |
               |                                        |
_______________|           NATIONWIDE MUTUAL            |
_______________|        FIRE INSURANCE COMPANY          |
               |                (FIRE)                  |
               |             (See Page 1)               |
               |                                        |
               |                                        |
               ------------------------------------------
_____________________________________
                                    |
                                    |
                      ----------------------------
                      |        SCOTTSDALE        |
                      |     INSURANCE COMPANY    |
                      |           (SIC)          |
                      |                          |
                      | Common Stock:  30,136    |
                      | -------------  Shares    |
                      |                          |
                      | Casualty-100%            |
                      ----------------------------
                                    |
                                    |
                                    |
                                    |____________________________________________________________
                                    |                                                           |
                                    |                                                           |
                                    |                                                           |
                                    |                                                           |
                                    |   ----------------------------               ----------------------------
                                    |   |        SCOTTSDALE        |               |      VETERINARY PET      |
                                    |   |       SURPLUS LINES      |               |      SERVICES, INC.      |
                                    |   |     INSURANCE COMPANY    |               |          (VPSI)          |
                                    |___|                          |               |                          |
                                    |   | Common Stock:  10,000    |               | Common Stock:  5,645,527 |
                                    |   | -------------  Shares    |               | -------------  Shares    |
                                    |   |                          |               |                          |
                                    |   | SIC-100%                 |            ___| SIC-80.5%                |
                                    |   ----------------------------           |   ----------------------------
                                    |                                          |
                                    |   ----------------------------           |   ----------------------------
                                    |   |         WESTERN          |           |   |      VETERINARY PET      |
                                    |   |    HERITAGE INSURANCE    |           |   |       INSURANCE CO.      |
                                    |   |         COMPANY          |           |   |                          |
                                    |___|                          |           |___|                          |
                                        | Common Stock:  4,776,076 |           |   | VPSI-100%                |
                                        | -------------  Shares    |           |   |                          |
                                        |                          |           |   |                          |
                                        | SIC-100%                 |           |   ----------------------------
                                        ----------------------------           |
                                                                               |   ----------------------------
                                                                               |   |       DVM INSURANCE      |
                                                                               |   |        AGENCY, INC.      |
                                                                               |___|                          |
                                                                               |   | VPSI-100%                |
                                                                               |   |                          |
                                                                               |   ----------------------------
                                                                               |
                                                                               |   ----------------------------
                                                                               |   |     VPI SERVICES, INC.   |
                                                                               |___|                          |
                                                                                   | VPSI-100%                |
                                                                                   |                          |
                                                                                   ----------------------------


                                                                                      Subsidiary Companies      -- Solid Line
                                                                                      Contractual Association   -- Double Line
                                                                                      Limited Liability Company -- Dotted Line

                                                                                      December 31, 2003


                                                           -------------------------
                                                           |    FARMLAND MUTUAL    |
                                                           |   INSURANCE COMPANY   |
                                                           |                       |______
                                                           |Guaranty Fund          |______
                                                           |Certificate            |
                                                           |                       |
                                                           |Casualty               |
                                                           |     (See Page 1)      |
                                                           -------------------------




                __________________________________________________________________________
                |                                         |
                |                                         |
---------------------------------                         |
|    TITAN INDEMNITY COMPANY    |         ----------------------------------
|           (TITAN)             |         |     VICTORIA FINANCIAL CORP.   |
|                               |         |            (VICTORIA)          |
|Common Stock: 4,319,951 Shares |         |                                |
|------------                   |      ___|Common Stock:       1,000 Shares|
|                               |     |   |------------                    |
|                               |     |   |                                |
|THI-100%                       |     |   |                                |
---------------------------------     |   |THI-100%                        |
                |                     |   ----------------------------------
                |                     |
---------------------------------     |
|    TITAN INSURANCE COMPANY    |     |   ----------------------------------
|       (TITAN INSURANCE)       |     |   |         VICTORIA FIRE &        |
|                               |     |   |        CASUALTY COMPANY        |
|Common Stock: 1,000,000 Shares |     |   |         (VICTORIA FIRE)        |
|------------                   |     |___|                                |
|                               |     |   |Common Stock:       1,500 Shares|___
|                               |     |   |------------                    |   |
|Titan-100%                     |     |   |                                |   |
---------------------------------     |   |                                |   |
                |                     |   |Victoria-100%                   |   |
                |                     |   ----------------------------------   |
---------------------------------     |                                        |
|    TITAN AUTO AGENCY, INC.    |     |                                        |
|             (MI)              |     |   ----------------------------------   |
|                               |     |   |       VICTORIA INSURANCE       |   |
|Common Stock:     1,000 Shares |     |   |           AGENCY INC.          |   |
|------------                   |     |   |                                |   |
|                               |     |___|Common Stock: 497 Shares Class B|___|
|                               |         |------------    3 Shares Class A|   |
|Titan Insurance-100%           |         |                                |   |
---------------------------------         |Victoria-100% of                |   |
                                          |Class A & Class B               |   |
                                          ----------------------------------   |
                                                                               |
                                                                               |
                                          ----------------------------------   |
                                          |      VICTORIA AUTOMOBILE       |   |
                                          |       INSURANCE COMPANY        |   |
                                          |                                |   |
                                          |Common Stock:       1,500 Shares|___|
                                          |------------                    |   |
                                          |                                |   |
                                          |                                |   |
                                          |Victoria Fire-100%              |   |
                                          ----------------------------------   |
                                                                               |
                                                                               |
                                          ----------------------------------   |
                                          |       VICTORIA NATIONAL        |   |
                                          |       INSURANCE COMPANY        |   |
                                          |                                |   |
                                          |Common Stock:       1,000 Shares|___|
                                          |------------                    |   |
                                          |                                |   |
                                          |                                |   |
                                          |Victoria Fire-100%              |   |
                                          ----------------------------------   |
                                                                               |
                                                                               |
                                          ----------------------------------   |
                                          |        VICTORIA SELECT         |   |
                                          |       INSURANCE COMPANY        |   |
                                          |                                |   |
                                          |Common Stock:       1,000 Shares|___|
                                          |-------------                   |   |
                                          |                                |   |
                                          |                                |   |
                                          |Victoria Fire-100%              |   |
                                          ----------------------------------   |
                                                                               |
                                                                               |
                                          ----------------------------------   |
                                          |       VICTORIA SPECIALITY      |   |
                                          |        INSURANCE COMPANY       |   |
                                          |                                |   |
                                          |Common Stock:       1,000 Shares|___|
                                          |------------                    |
                                          |                                |
                                          |                                |
                                          |Victoria Fire-100%              |
                                          ----------------------------------

                                NATIONWIDE(R)

                   --------------------------------------
___________________|           NATIONWIDE MUTUAL        |_____________________________________________
___________________|           INSURANCE COMPANY        |_____________________________________________
                   |               (CASUALTY)           |
                   |              (See Page 1)          |
                   --------------------------------------
                                      |
                                      |
                    ------------------------------------
                    |    THI HOLDINGS DELAWARE, INC.   |
                    |               (THI)              |
                    |                                  |
                    |Common Stock:         1,000 Shares|
                    |------------                      |
                    |                                  |
                    |                                  |
                    |THI-100%                          |
                    ------------------------------------
                                     |
                                     |
                                     |
_____________________________________|______________________________________________________________________________
                                     |
                     ----------------------------------
                     |     WHITEHALL HOLDINGS, INC.   |
                     |            (WHITEHALL)         |
                     |                                |
                     |Common Stock:       1,000 Shares|
                     |------------                    |
                     |                                |
                     |                                |
                     |THI-100%                        |
                     ----------------------------------
                                     |
                                     |
                                     |
                                     |
                                     |
----------------------------------   |   ----------------------------------
|      TITAN AUTO INSURANCE      |   |   |       WHITEHALL INSURANCE      |
|        OF ARIZONA, INC.        |   |   |      AGENCY OF TEXAS, INC.     |
|                                |   |   |                                |
|Common Stock:     100,000 Shares|___|___|Common Stock:       1,000 Shares|________________________
|------------                    |   |   |------------                    |                        |
|                                |   |   |                                |                        |
|                                |   |   |                                |                        |
|Whitehall-100%                  |   |   |Whitehall-100%                  |                        |
----------------------------------   |   ----------------------------------                        |
                                     |                                                             |
                                     |                                                             |
----------------------------------   |   ----------------------------------       ----------------------------------
|      TITAN AUTO INSURANCE      |   |   |           WHITEHALL OF         |       |         TITAN INSURANCE        |
|       OF NEW MEXICO, INC.      |   |   |           INDIANA, INC.        |       |           SERVICES INC.        |
|                                |   |   |                                |       |         (TITAN SERVICES)       |
|Common Stock:       1,000 Shares|___|___|Common Stock:      10,000 Shares|    ___|                                |
|------------                    |   |   |------------                    |   |   |Common Stock:           1 Share |
|                                |   |   |                                |   |   |------------                    |
|                                |   |   |                                |   |   |                                |
|Whitehall-100%                  |   |   |Whitehall-100%                  |   |   |Whitehall Ins.-100%             |
----------------------------------   |   ----------------------------------   |   ----------------------------------
                                     |                                        |
                                     |                                        |
----------------------------------   |   ----------------------------------   |   ----------------------------------
|      TITAN AUTO INSURANCE      |   |   |               WI OF            |   |   |      TITAN NATIONAL AUTO       |
|              (NV)              |   |   |           FLORIDA, INC.        |   |   |       CALL CENTER, INC.        |
|                                |   |   |                                |   |   |                                |
|Common Stock:       1,000 Shares|___|___|Common Stock:         100 Shares|   |___|Common Stock:         100 Shares|
|------------                    |   |   |------------                    |   |   |------------                    |
|                                |   |   |                                |   |   |                                |
|                                |   |   |                                |   |   |                                |
|Whitehall-100%                  |   |   |Whitehall-100%                  |   |   |Titan Services-100%             |
----------------------------------   |   ----------------------------------   |   ----------------------------------
                                     |                                        |
                                     |                                        |
----------------------------------   |   ----------------------------------   |   ----------------------------------
|      TITAN AUTO INSURANCE      |   |   |            TITAN AUTO          |   |   |         QUICK SURE AUTO        |
|      OF PENNSYLVANIA, INC.     |   |   |         INSURANCE, INC         |   |   |           AGENCY, INC.         |
|                                |   |   |                                |   |   |                                |
|Common Stock:       1,000 Shares|___|___|Common Stock:       1,000 Shares|   |___|Common Stock:       1,050 Shares|
|------------                    |   |   |------------                    |       |------------                    |
|                                |   |   |                                |       |                                |
|                                |   |   |                                |       |                                |
|Whitehall-100%                  |   |   |Whitehall-100%                  |       |Titan Services-100%             |
----------------------------------   |   ----------------------------------       ----------------------------------
                                     |
                                     |
                                     |   ----------------------------------
                                     |   |              WHI OF            |
                                     |   |          NEW YORK, INC.        |
                                     |   |                                |
                                     |___|Common Stock:         100 Shares|
                                         |------------                    |
                                         |                                |
                                         |                                |
                                         |Whitehall-100%                  |
                                         ----------------------------------

                --------------------------------------
________________|           NATIONWIDE MUTUAL        |
________________|        FIRE INSURANCE COMPANY      |
                |               (CASUALTY)           |
                |              (See Page 1)          |
                --------------------------------------















______________________________________________________________
                                                              |
                                                              |
                                                              |
                                              ----------------------------------
                                              |          TITAN HOLDINGS        |
                                              |        SERVICE CORPORATION     |
                                              |         (TITAN HOLDINGS)       |
                                              |                                |
                                              |Common Stock:      100,00 Share |
                                              |------------                    |
                                              |                                |
                                              |THI-100%                        |
                                              ----------------------------------




                                        Subsidiary Companies      __ Solid Line
                                        Contractual Association   __ Double Line
                                        Limited Liability Company __ Dotted Line
                                        December 31, 2003

________________________________________________________________________________
|                   |
|
|                   |
|
|                   |
|   ---------------------------------       ---------------------------------
|   |    NATIONWIDE TOWARZYSTWO     |       |  NATIONWIDE GLOBAL HOLDINGS,  |
|   |    UBEZPIECZEN NA ZYCIE SA    |       |     INC.-LUXEMBOURG BRANCH    |
|   |                               |       |             (BRANCH)          |
|   |Common Stock: 1,952,000 Shares |       |                               |___
|   |------------                   |       |                               |
|   |                               |       |                               |
|   |NGH-100%                       |       | Endowment Capital-            |
|   ---------------------------------       ---------------------------------
|                                                           |
|   ---------------------------------       ---------------------------------
|   |                               |       |                               |
|   |          NATIONWIDE           |       |     NGH LUXEMBOURG S.AA,R.L.  |
|   |      FINANCIAL SP. Z O.O.     |       |          (LUX SA)             |
|___|                               |       |Common Stock:      5,894 Shares|
|   |Common Stock: 40,950 Shares    |    ___|------------                   |
|   |------------                   |   |   |                               |
|   |                               |   |   |                               |
|   |                               |   |   |                               |
|   |NGH-100%                       |   |   |BRANCH-99.98%                  |
|   ---------------------------------   |   ---------------------------------
|                                       |
|   ---------------------------------   |   ---------------------------------
|   |      SIAM AR-NA-KHET          |   |   |         NGH UK, LTD.          |
|   |     COMPANY LTD. (SIAM)       |   |   |                               |
|---|                               |   |   |                               |
|   |                               |   |___|                               |
|   |                               |   |   |                               |
|   |                               |   |   |                               |
|   |NGH-48.99%                     |   |   |                               |
|   ---------------------------------   |   |LUX SA-100%                    |
|                   |                   |   ---------------------------------
|                   |                   |
|                   |                   |
|   ---------------------------------   |
|   |  NATIONWIDE LIFE ASSURANCE    |   |   ---------------------------------
|   |        COMPANY, LTD.          |   |   |   NATIONWIDE GLOBAL HOLDINGS  |
|   |                               |   |   |   -NGH BRASIL PARTICIPACOES,  |
|   |                               |   |   |       LTDA (NGH BRASIL)       |
|   |NGH-24.3%                      |   |___|                               |
|   |SIAM-37.7%                     |   |   |        Shares                 |
|   ---------------------------------   |   |        ------                 |___
|                                       |   |                               |
|                                       |   |                               |
|                                       |   |                               |
|                                       |   |LUX SA 6,164,899               |
|                                       |   |NGH    1                       |
|                                       |   ---------------------------------
|   --------------------------------|   |                   |
|   |     SBSC LTD (THAILAND)       |   |                   |
|   |Common Stock:           24,500 |   |   ---------------------------------
|   |------------                   |   |   |  NATIONWIDE MARITIMA VIDA e   |
|   |Shares                         |   |   |       PREVIDENCIA SA          |
|---|                               |   |   |                               |
    |NGH-.01%                       |   |   |Common Stock:  134,822,225     |
    |                               |   |   |------------   Shares          |
    |                               |   |   |                               |
    |                               |   |   |                               |
    |SIAM-48.98%                    |   |   |                               |
    ---------------------------------   |   |                               |
                                        |   |DPSA-86.4%                     |
                                        |   ---------------------------------
    ---------------------------------   |
    |     PANEUROLIFE (PEL)         |   |   ---------------------------------
    |                               |   |   |  EUROPE WIDE LIFE SA          |
    |Common Stock:  1,300,000 Shares|   |   |                               |
    |------------                   |___|___|                               |
    |                               |   |   |Common Stock:      65,000      |
    |                               |   |   |-------------                  |___
    |LUX SA-100%                    |   |   |                   Shares      |
    |LUF                            |   |   |                   ------      |
    ---------------------------------   |   |LUX Sa-100%        64,999      |
                  |                     |   |NGH                     1      |
                  |                     |   |                               |
    ---------------------------------   |   ---------------------------------
    |      VERTBOIS, SA             |   |
    |                               |   |   ---------------------------------
    |                               |   |   |       DANICA LIFE S.A         |
    |                               |   |   |                               |
    |                               |   |   |                               |
    |                               |   |___|                               |
    |                               |       |                               |
    |                               |       |                               |
    | PEL-99.99%                    |       |                               |
    | LUX SA-.01%                   |       |LUX SA-100%                    |
    ---------------------------------       ---------------------------------

                                                                        (middle)

                                     NATIONWIDE(R)

    -------------------
   |  FARMLAND MUTUAL  |
   | INSURANCE COMPANY |           --------------------
   |                   |___________|NATIONWIDE MUTUAL |_____________________________________________________
   |Guaranty Fund      |___________|INSURANCE COMPANY |_____________________________________________________
   |Certificate        |           |    (CASUALTY)    |
   |                   |           |   (See Page 1)   |                                      |
   |Casualty           |           --------------------                                      |
   |   (See Page 1)    |                                                                     |
    -------------------                                                                      |
                                                                            ------------------------------------
                                                                            | NATIONWIDE CORPORATION (NW CORP) |
                                                                            | Common Stock: 13,642,432 Shares  |
                                                                            | -------------                    |
                                                                            |                                  |
                                                                            |                                  |
                                                                            |                                  |
                                                                            |Casualty   95.2%                  |
                                                                            |Fire        4.8%                  |
                                                                            ------------------------------------
                                                                                             |
                                                                                             |
                         ___________________________________________________________________________________________________________
_______                 |                                               |                                        |
       |   ---------------------------------             ---------------------------------        ---------------------------------
       |   |      NATIONWIDE GLOBAL        |             |           NATIONWIDE          |        |      NATIONWIDE FINANCIAL     |
       |   |     HOLDINGS, INC. (NGH)      |             |        SECURITIES, INC.       |        |      SERVICES, INC. (NFS)     |
       |   |                               |             |                               |        |                               |
       |___|Common Stock:       1 Share    |             |Common Stock:   7,676 Share    |        |Common Stock:  Control         |
       |   |------------                   |             |------------                   |        |------------   -------         |
       |   |                               |             |                               |        |Class A      Public-100%       |
       |   |                               |             |                               |        |Class B      NW Corp-100%      |
       |   |NW Corp.-100%                  |             |NW Corp.-100%                  |        |       (See Page 5)            |
       |   ---------------------------------             ---------------------------------        ---------------------------------
       |   ---------------------------------
       |   |             NGH               |
       |   |       NETHERLANDS B.V.        |
       |   |                               |
       |___|Common Stock:         40 Shares|
       |   |------------                   |
       |   |                               |
       |   |                               |
       |   |NGH-100%                       |
       |   ---------------------------------
       |   ---------------------------------
       |   |            NATIONWIDE         |
       |   |       SERVICES SP. Z O.O.     |
       |   |                               |
       |   |Common Stock:         80 Shares|
       |___|------------                   |
       |   |                               |
       |   |                               |
       |   |NGH-100%                       |
       |   ---------------------------------
       |   ---------------------------------
       |   |        NATIONWIDE GLOBAL      |
       |   |          FINANCE, LLC         |
       |   |                               |
       |---|     Single Member Limited     |
       |   |        Liability Company      |
       |   |                               |
       |   |                               |
       |   |NGH-100%                       |
_______|   ---------------------------------

                                                                    (right side)

                                 -------------------------
                                 |NATIONWIDE MUTUAL      |
_________________________________|FIRE INSURANCE COMPANY |
_________________________________|       (FIRE)          |
                                 |    (See Page 1)       |
                                 -------------------------



________________________________________________________________
               |                                               |
               |                                               |
 ---------------------------------            ---------------------------------
 |      GARTMORE GLOBAL ASSET    |            |       GATES, MCDONALD         |
 |         MANAGEMENT TRUST      |            |      & COMPANY (GATES)        |
 |             (GGAMT)           |            |                               |
 |                               |       _____|Common Stock:        254 Shares|
 |                               |       |    |------------                   |
 |                               |       |    |                               |
 |NW Corp-100%                   |       |    |                               |
 |           (See Page 7)        |       |    |NW Corp.-100%                  |
 ---------------------------------       |    ---------------------------------
                                         |
                                         |
                                         |    ---------------------------------
                                         |    |    MEDPROSOLUTIONS, INC.      |
                                         |    |                               |
                                         |    |                               |
                                         |____|                               |
                                         |    |                               |
                                         |    |                               |
                                         |    |Gates-100%                     |
                                         |    ---------------------------------
                                         |
                                         |
                                         |    ---------------------------------
                                         |    |        GATES, MCDONALD &      |
                                         |    |    COMPANY OF NEW YORK, INC.  |
                                         |    |                               |
                                         |____|Common Stock:       3 Shares   |
                                         |    |------------                   |
                                         |    |                               |
                                         |    |                               |
                                         |    |Gates-100%                     |
                                         |    ---------------------------------
                                         |
                                         |    ---------------------------------
                                         |    |        GATES, MCDONALD &      |
                                         |    |       COMPANY OF NEVADA       |
                                         |    |                               |
                                         |    |Common Stock:         40 Shares|
                                         |____|------------                   |
                                         |    |                               |
                                         |    |                               |
                                         |    |Gates-100%                     |
                                         |    ---------------------------------
                                         |
                                         |    ---------------------------------
                                         |    |        GATESMCDONALD          |
                                         |    |      HEALTH PLUS, INC.        |
                                         |    |                               |
                                         |____|Common Stock:        200 Shares|
                                              |------------                   |
                                              |                               |
                                              |Gates-100%                     |
                                              ---------------------------------

                                        Subsidiary Companies      -- Solid Line
                                        Contractual Association   -- Double Line
                                        Limited Liability Company -- Dotted Line
                                        December 31, 2003

                                                                     (left side)



    -------------------
   |  FARMLAND MUTUAL  |
   | INSURANCE COMPANY |
   |                   |________________________
   |Guaranty Fund      |________________________
   |Certificate        |
   |                   |
   |Casualty           |
   |   (See Page 1)    |
   --------------------


          __________________________________________________________________________________________________
          |                                      |                      |
   ------------------------------    ---------------------------------- |   -----------------------------
   |        TBG INSURANCE       |    |   NATIONWIDE LIFE INSURANCE    | |   |    NATIONWIDE FINANCIAL   |
   |    SERVICES CORPORATION    |    |     COMPANY (NW LIFE)          | |   |   SERVICES CAPITAL TRUST  |
   |            (TGB)           |    |                                | |   |                           |
___|                            | ___| Common Stock: 3,814,779 Shares | |___|                           |
|  |                            | |  | ------------                   | |   |                           |
|  |                            | |  |                                | |   |                           |
|  |                            | |  |                                | |   |                           |
|  |NFS-63%                     | |  | NFS-100%                       | |   | NFS-63%                   |
|  ------------------------------ |  ---------------------------------- |   -----------------------------
|                                 |                                     |
|  ------------------------------ |                                     |   -----------------------------
|  |      TBG AVATION, LLC      | |  ---------------------------------- |   |   CAP PRO HOLDING, INC.   |
|  |                            | |  |      NATIONWIDE LIFE AND       | |   |                           |
|  |                            | |  |   ANNUITY INSURANCE COMPANY    | |   |                           |
|  |                            | |  |                                | |   |                           |
|__|                            | |__| Common Stock: 66,000 Shares    | |___|                           |
|  |                            | |  | ------------                   |     |                           |
|  |                            | |  |                                |     |                           |
|  |TGB-100%                    | |  | NW Life-100%                   |     | NFS-63%                   |
|  ------------------------------ |  ----------------------------------     -----------------------------
|                                 |
|  ------------------------------ |  ----------------------------------
|  |    TBG DANCO INSURANCE     | |  |      NATIONWIDE INVESTMENT     |
|  |         COMPANY            | |  |      SERVICES CORPORATION      |
|  |                            | |  |                                |
|__|                            | |__| Common Stock: 5,000 Shares     |
|  |                            | |  | ------------                   |
|  |                            | |
|  |                            | |  |                                |
|  |TGN-100%                    | |  |                                |
|  ------------------------------ |  | NW Life-100%                   |
|                                 |  ----------------------------------
|  ------------------------------ |
|  | TGB FINANCIAL & INSURANCE  | |  ----------------------------------
|  |    SERVICES CORPORATION    | |  |      NATIONWIDE FINANCIAL      |
|__|                            | |__|       ASSIGNMENT COMPANY       |
|  |                            | |  |                                |
|  |                            | |  | NW LIFE-100%                   |
|  |                            | |  ----------------------------------
|  |                            | |
|  |TGN-100%                    | |  ----------------------------------
|  ------------------------------ |  | NATIONWIDE PROPERTIES LTD.     |
|                                 |  |                                |
|  ------------------------------ |  | Units:                         |
|  | TGB FINANCIAL & INSURANCE  | |__| -----                          |
|  |    SERVICES CORPORATION    | |  | NW LIFE-97.6%                  |
|  |         OF HAWAII          | |  | Casualty-2.4%                  |
|__|                            | |  ----------------------------------
|  |                            | |
|  |                            | |  ----------------------------------
|  |                            | |  |    NATIONWIDE COMMUNITY        |
|  |TGN-100%                    | |  |   DEVELOPMENT CORP., LLC       |
|  ------------------------------ |  |                                |
|                                 |--| Units:                         |
|  ------------------------------ |  | -----                          |
|  |      WILLIAM J. LYNCH &    | |  | NW LIFE-67%                    |
|  |        ASSOCIATES, INC.    | |  | NW Indemnity-33%               |
|  |                            | |  ----------------------------------
|  |                            | |
|__|                            | |  ----------------------------------
   |                            | |  |     NATIONWIDE AFFORDABLE      |
   |                            | |  |         HOUSING, LLC           |
   |TGN-100%                    | |--|                                |
   ------------------------------    | NW Life-45%                    |
                                     | NW Indemnity-45%               |
                                     ----------------------------------

                                                                        (middle)

                                         NATIONWIDE(R)

                         ---------------------
   ______________________| NATIONWIDE MUTUAL |_________________________________
   ______________________| INSURANCE COMPANY |_________________________________
                         |    (CASUALTY)     |                  |
                         |   (See Page 1)    |                  |
                         ---------------------                  |
                                                                |
                                          ---------------------------------------------
                                          |      NATIONWIDE CORPORATION (NW CORP)     |
                                          |          Common Stock:    13,642,432      |
                                          |          ------------       Shares        |
                                          |                             ------        |
                                          | Casualty         95.2%                    |
                                          | Fire              4.8%                    |
                                          ---------------------------------------------
                                                                |
                                                                |
                                               ------------------------------------
                                               |      NATIONWIDE FINANCIAL        |
                                               |      SERVICES, INC. (NFS)        |
                                               | Common Stock:       Control      |
                                               | ------------        -------      |
                                               | Class A             Public-100%  |
                                               | Class B             NW Corp-100% |
                                               ------------------------------------
                                                                |
                                                                |
          _________________________________________________________________________________________________________________________
                                      |                                 |                                       |
                        -----------------------------       ----------------------------        -----------------------------------
                        |     NATIONWIDE TRUST      |       |   NFS DISTRIBUTORS, INC. |        |    NATIONWIDE FINANCIAL         |
                        |       COMPANY, FSB        |       |          (NFSDI)         |        |  SERVICES CAPITAL TRUST II      |
                        |                           |       |                          |        |                                 |
                        | Common Stock: 2,800,000   |       |                          |        |                                 |
                        | ------------  Shares      |       |                          |        |                                 |
                        |                           |       |                          |        |                                 |
                        |                           |       |                          |        |                                 |
                        | NFS-100%                  |       |  NFS-100%                |        | NFS-100%                        |
                        -----------------------------       ----------------------------        -----------------------------------
                                                                        |
                                      _____________________________________________________________________________________________
                                      |                                 |                                       |
                                      |                                 |                                       |
                        -----------------------------       ----------------------------        -----------------------------------
                        |    NATIONWIDE FINANCIAL   |       |    NATIONAL DEFERRED     |        |                                 |
                        |  INSTITUTION DISTRIBUTORS |       |    COMPENSATION, INC.    |        |   THE 401(K) COMPANIES, INC.    |
                        |    AGENCY, INC. (NFIDAI)  |       |                          |        |          (401(K))               |
                        |                           |       |                          |        |                                 |
                        | Common Stock: 1,000 Shares|       |                          |        |                                 |
                        | ------------              |       |                          |        |                                 |
                        |                           |       |                          |        |                                 |
                        | NFSDI-100%                |       | NFSDI-100%               |        | NFSDI-100%                      |
                        -----------------------------        ---------------------------        -----------------------------------
                                      |                                 ||                                      |
    --------------------------------- |   ----------------------------- ||                                      |
    |    FINANCIAL HORIZONS         | |   |                           | ||                                      |
    |    DISTRIBUTORS AGENCY        | |   |                           | ||                                      |
    |     OF ALABAMA, INC.          | |   |        FLORIDA            | ||                                      |
    |                               |_|   |        RECORDS            |_||                                      |
    | Common Stock: 10,000 Shares   | |   |    ADMINISTRATOR, INC     |__|                                      |
    | ------------                  | |   |                           |                                         |
    |                               | |   |                           |                                         |
    |                               | |   |                           |                                         |
    | NFIDAI-100%                   | |   |                           |                                         |
    --------------------------------- |   -----------------------------                                         |
                                      |                                                                         |
    --------------------------------- |   -----------------------------      --------------------------------   |
    |    LANDMARK FINANCIAL         | |   |                           |      |      401(k) INVESTMENT       |   |
    |       SERVICES OF             | |   |                           |      |      SERVICES, INC.          |   |
    |                               | |   |    FINANCIAL HORIZONS     |      |                              |   |
    |      NEW YORK, INC.           | |  _|       DISTRIBUTORS        |      |Common Stock: 1,000,000 Shares|___|
    | Common Stock: 10,000 Shares   |_|  _|   AGENCY OF OHIO, INC     |      |-------------                 |   |
    | ------------                  | |   |                           |      |                              |   |
    |                               | |   |                           |      |                              |   |
    | NFIDAI-100%                   | |   |                           |      |401(k)-100%                   |   |
    --------------------------------- |   -----------------------------      --------------------------------   |
                                      |                                                                         |
    --------------------------------- |   -----------------------------      --------------------------------   |
    |    FINANCIAL HORIZONS         | |   |                           |      |      401(k) INVESTMENT       |   |
    |      SECURITIES CORP.         | |   |                           |      |       ADVISORS, INC.         |   |
    |                               | |   |    FINANCIAL HORIZONS     |      |                              |   |
    | Common Stock: 10,000 Shares   | |  _|       DISTRIBUTORS        |      |Common Stock: 1,000 Shares    |___|
    | ------------                  |_|  _|        AGENCY OF          |      |-------------                 |   |
    |                               | |   |      OKLAHOMA, INC        |      |                              |   |
    |                               | |   |                           |      |                              |   |
    | NFIDAI-100%                   | |   |                           |      |401(k)-100%                   |   |
    --------------------------------- |   -----------------------------      --------------------------------   |
                                      |                                                                         |
    --------------------------------- |   -----------------------------      --------------------------------   |
    |   AFFILIATE AGENCY, INC.      | |   |                           |      |    THE 401(k) COMPANY        |   |
    |                               | |   |                           |      |                              |   |
    | Common Stock: 100 Shares      | |   |    FINANCIAL HORIZONS            |Common Stock: 855,000 Shares  |   |
    | ------------                  |_|  _|       DISTRIBUTORS        |      |-------------                 |___|
    |                               | |  _|   AGENCY OF TEXAS, INC    |      |                              |
    |                               | |   |                           |      |                              |
    | NFIDAI-100%                   | |   |                           |      |401(k)-100%                   |
    --------------------------------- |   -----------------------------      --------------------------------
                                      |
    --------------------------------- |   ------------------------------
    |    NATIONWIDE FINANCIAL       | |   |      AFFILIATE AGENCY      |
    |  INSTITUTION DISTRIBUTORS     | |   |        OF OHIO, INC.       |
    |INSURANCE AGENCY, INC. OF MASS.| |   |                            |
    | Common Stock: 100 Shares      |_| __| Common Stock: 750 Shares   |
    | ------------                  | |   | ------------               |
    |                               | |   |                            |
    | NFIDAI-100%                   | |   | NFIDAI-100%                |
    --------------------------------- |   ------------------------------
                                      |
    --------------------------------- |
    |    NATIONWIDE FINANCIAL       | |
    |  INSTITUTION DISTRIBUTORS     | |
    | AGENCY, INC. OF NEW MEXICO    | |
    | Common Stock: 100 Shares      |_|
    | ------------                  |
    |                               |
    | NFIDAI-100%                   |
    ---------------------------------

                                                                    (right side)

            -------------------------
            |    NATIONWIDE MUTUAL   |
____________| FIRE INSURANCE COMPANY |
____________|          (FIRE)        |
            |     (See Page 1)       |
            --------------------------


 _______________________________________________________________________________________________________________
                                      |                   |                |                                    |
                       --------------------------------   |   -----------------------------      -------------------------------
                       |  PENSION ASSOCIATES, INC.    |   |   | NATIONWIDE LIFE INSURANCE |      |     NATIONWIDE FINANCIAL     |
                       |                              |   |   |    COMPANY OF AMERICA     |      |    SERVICES, (BERMUDA) LTD.  |
                       | Common Stock: 1,000 Shares   |   |   |         (NLICA)           |      |            (NFSB)            |
                       | ------------                 |   |   |                           |      | Common Stock: 250,000 Shares |
                       |                              |   |   |                           |      |                              |
                       |                              |   |   |                           |      |                              |
                       | NFS-100%                     |   |   | NFS-100%      (See Page 6)|      | NFS-100%                     |
                       --------------------------------   |   -----------------------------      -------------------------------
                                                          |                                                      |
 _______________________________________                  |                                                      |
                                       |                  |                                                      |
                        --------------------------------  |   -----------------------------      --------------------------------
                        |    NATIONWIDE RETIREMENT     |  |   | NATIONWIDE FINANCIAL      |      |     NFSB INVESTMENTS LTD.    |
                        |    SOLUTIONS, INC. (NRS)     |  |   | STRUCTURED PRODUCTS, LlLC |      |                              |
                        |                              |  |   |                           |      | Common Stock: 12,000 Shares  |
                        | Common Stock: 236,494 Shares |  |---|                           |      | ------------                 |
                        | -------------                |      |                           |      |                              |
                        |                              |      |                           |      |                              |
                        | NFSDI-100%                   |      | NFS-100%                  |      | NFSB-100%                    |
                        --------------------------------     -----------------------------      --------------------------------
                                    |
                                    |
   -------------------------------- | -----------------------------
   |   NATIONWIDE RETIREMENT      | | |   NATIONWIDE RETIREMENT   |
   |    SOLUTIONS, INC. OF        | | |    SOLUTIONS, INC. OF     |
   |         ALABAMA              | | |        NEW MEXICO         |
   | Common Stock: 10,000 Shares  |_|_| Common Stock: 1,000 Shares|
   | ------------                 | | | ------------              |
   |                              | | |                           |
   | NRS-100%                     | | | NRS-100%                  |
   -------------------------------- | -----------------------------
                                    |
   -------------------------------- | -----------------------------
   |   NATIONWIDE RETIREMENT      | | |   NATIONWIDE RETIREMENT   |
   |    SOLUTIONS, INC. OF        | | |    SOLUTIONS, INC. OF     |
   |         ARIZONA              | | |        SO. DAKOTA         |
   | Common Stock: 1,000 Shares   |_|_| Common Stock: 1,000 Shares|
   | ------------                 | | | ------------              |
   |                              | | |                           |
   | NRS-100%                     | | | NRS-100%                  |
   -------------------------------- | -----------------------------
                                    |
   -------------------------------- | -----------------------------
   |   NATIONWIDE RETIREMENT      | | |   NATIONWIDE RETIREMENT   |
   |    SOLUTIONS, INC. OF        | | |    SOLUTIONS, INC. OF     |
   |        ARKANSAS              | | |         WYOMING           |
   | Common Stock: 50,000 Shares  |_|_| Common Stock: 500 Shares  |
   | ------------                 | | | ------------              |
   |                              | | |                           |
   | NRS-100%                     | | | NRS-100%                  |
   -------------------------------- | -----------------------------
                                    |
   -------------------------------- | -----------------------------
   |   NATIONWIDE RETIREMENT      | | |                           |
   |      SOLUTIONS, INS.         | | |                           |
   |        AGENCY, INC.          | |_|   NATIONWIDE RETIREMENT   |
   | Common Stock: 1,000 Shares   |_|_|    SOLUTIONS, INC. OF     |
   | ------------                 | | |           OHIO            |
   |                              | | |                           |
   | NRS-100%                     | | |                           |
   -------------------------------- | -----------------------------
                                    |
   -------------------------------- | -----------------------------
   |   NATIONWIDE RETIREMENT      | | |                           |
   |    SOLUTIONS, INC. OF        | | |                           |
   |         MONTANA              | | |   NATIONWIDE RETIREMENT   |
   |                              | |_|    SOLUTIONS, INC. OF     |
   | Common Stock: 500 Shares     |_|_|         OKLAHOMA          |
   | ------------                 | | |                           |
   |                              | | |                           |
   | NRS-100%                     | | |                           |
   -------------------------------  | -----------------------------
                                    |
   -------------------------------- | -----------------------------
   |   NATIONWIDE RETIREMENT      | | |                           |
   |    SOLUTIONS, INC. OF        | | |                           |
   |          NEVADA              | | |   NATIONWIDE RETIREMENT   |
   | Common Stock: 1,000 Shares   | |_|    SOLUTIONS, INC. OF     |
   | ------------                 |_|_|           TEXAS           |
   |                              |   |                           |
   | NRS-100%                     |   |                           |
   --------------------------------   -----------------------------

                                       Subsidiary Companies      -- Solid Line
                                       Contractual Association   -- Double Line
                                       Limited Liability Company -- Dotted Line

                                       December 31, 2003

                                                                     (left side)

                                                             NATIONWIDE(R)

  ---------------------           --------------------------
  | FARMLAND MUTUAL   |___________|    NATIONWIDE MUTUAL   |____________________________
  | INSURANCE COMPANY |___________|    INSURANCE COMPANY   |____________________________
  |                   |           |      (CASUALTY)        |                |
  |  Guaranty Fund    |           |      (See Page 1)      |                |
  |  -------------    |           --------------------------                |
  |  Certificate      |                                                     |
  |  -----------      |                                                     |
  |                   |                                                     |
  |  Casualty         |                                                     |
  |     (See Page 1)  |                                                     |
  ---------------------                                                     |
                                                                            |
                                                                            |
                                                                            |
                                                        ------------------------------------------
                                                        |    NATIONWIDE CORPORATION (NW CORP)    |
                                                        |                                        |
                                                        |    Common Stock:  13,642,432 Shares    |
                                                        |    -------------                       |
                                                        |                                        |
                                                        |                                        |
                                                        |            Shares                      |
                                                        |            ------                      |
                                                        | Casualty   95.2%                       |
                                                        | Fire        4.8%                       |
                                                        ------------------------------------------
                                                                             |
                                                                             |
                                                                             |
                                                              ---------------------------------
                                                              |     NATIONWIDE FINANCIAL      |
                                                              |     SERVICES, INC. (NFS)      |
                                                              |                               |
                                                              | Common Stock:   Control       |
                                                              | -------------   -------       |
                                                              | Class A         Public - 100% |
                                                              | Class B         NW Corp - 100%|
                                                              ---------------------------------
                                                                              |
                                                                              |
                                                                              |
                                                               ----------------------------------
                                                               |  NATIONWIDE LIFE INSURANCE     |
                                                               |      COMPANY OF AMERICA        |
                        _______________________________________|           (NLICA)              |
                        |                             |        |                                |
                        |                             |        | NFS - 100%                     |
                        |                             |        ----------------------------------
                        |                             |                               |
                        |                             |                               |
                        |                             |                               |
          -----------------------------   -----------------------------     -----------------------
          |    NATIONWIDE LIFE AND    |   | NATIONWIDE LIFE INSURANCE |     |      NATIONWIDE     |
          |     ANNUITY COMPANY OF    |   |    COMPANY OF DELAWARE    |     |  PROVIDENT HOLDING  |
          |          AMERICA          |   |                           |  ___|       COMPANY       |___
          |                           |   |                           |  |  |        (NPHC)       |
          |                           |   |                           |  |  |                     |
          | NLICA - 100%              |   | NLICA - 100%              |  |  |    NLICA - 100%     |
          -----------------------------   -----------------------------  |  -----------------------
                                                                         |
                                                                         |
                                          -----------------------------  |  -----------------------
                                          |     WASHINGTON SQUARE     |  |  |   FOUR P FINANCE    |
                                          |      ADMINISTRATIVE       |  |  |      COMPANY        |
                                          |       SERVICES, INC.      |__|__|                     |
                                          |                           |  |  |                     |
                                          | NPHC - 100%               |  |  | NPHC - 100%         |
                                          -----------------------------  |  -----------------------
                                                                         |
                                                                         |
                                          -----------------------------  |  -----------------------
                                          |                           |  |  |                     |
                                          |          SOFTWARE         |  |  |     NATIONWIDE      |
                                          |        DEVELOPMENT        |  |  |     PROVIDENT       |
                                          |           CORP.           |__|__| DISTRIBUTORS, INC.  |
                                          |                           |  |  |                     |
                                          |                           |  |  |                     |
                                          | NPHC - 100%               |  |  | NPHC - 100%         |
                                          -----------------------------  |  -----------------------
                                                                         |
                                                                         |
                                          -----------------------------  |  -----------------------
                                          |     RF ADVISERS, INC.     |  |  |    DELFI REALTY     |
                                          |                           |  |  |    CORPORATION      |
                                          |                           |  |  |                     |
                                          |                           |__|__|                     |
                                          | NPHC - 100%               |  |  | NPHC - 100%         |
                                          -----------------------------  |  -----------------------
                                                                         |
                                                                         |
                                          -----------------------------  |  -----------------------
                                          |         PNAM, INC.        |  |  |   INSTITUTIONAL     |
                                          |                           |  |  |   CONCEPTS, INC.    |
                                          |                           |__|__|                     |
                                          |                           |  |  |                     |
                                          | NPHC - 100%               |  |  | NPHC - 100%         |
                                          -----------------------------  |  -----------------------
                                                                         |
                                                                         |
                                          -----------------------------  |  -----------------------
                                          |     PROVESTCO, INC.       |  |  |    1717 CAPITAL     |
                                          |                           |  |  | MANAGEMENT COMPANY  |___
                                          |                           |__|__|                     |___
                                          |                           |     |                     |
                                          | NPHC - 100%               |     | NPHC - 100%         |
                                          -----------------------------     -----------------------

                                                                    (right side)

          -------------------------------------
          |         NATIONWIDE MUTUAL         |
__________|      FIRE INSURANCE COMPANY       |
__________|             (FIRE)                |
          |          (See Page 1)             |
          -------------------------------------













     -----------------------------   -----------------------------
     |      RCMD FINANCIAL       |   |      1717 BROKERAGE       |
     |      SERVICES, INC.       |   |      SERVICES, INC.       |
     |         (RCMD)            |   |           (BSI)           |
_____|                           |___|                           |
     |                           |   |                           |
     |  NPHC - 100%              |   |  RCMD - 100%              |
     -----------------------------   -----------------------------
                   |                               |
                   |                               |
     -----------------------------   -----------------------------
     |       1717 ADVISORY       |   |       1717 INSURANCE      |
     |       SERVICES, INC.      |   |        AGENCY OF          |
     |                           |   |      MASSACHUSETTS, INC.  |
     |                           |   |                           |
     |  RCMD - 100%              |   |  BSI - 100%               |
     -----------------------------   -----------------------------






    -----------------------------
    |                           |
 ___|     1717 INSURANCE        |
 ___|   AGENCY OF TEXAS, INC.   |
    |                           |
    -----------------------------

                                         Subsidiary Companies      - Solid Line
                                         Contractual Association   - Double Line
                                         Limited Liability Company - Dotted Line

                                         December 31, 2003

                                                                     (left side)

                ---------------------
                |  FARMLAND MUTUAL  |
                | INSURANCE COMPANY |
                |                   |
                |Guaranty Fund      |
                |-------------      |_______________________
                |Certificate        |_______________________
                |-----------        |
                |                   |
                |Casualty           |
                |   (See Page 1)    |
                ---------------------

                                                _______________________________
                                                |                 _____________
 ---------------------------                    |                |
|     AUDENSTAR LIMITED     |      ---------------------------   |
|           (AL)            |     |     NATIONWIDE ASSET      |  |
|                           |__   | MANAGEMENT HOLDINGS, LTD. |  |
|                           |  |  |         (NAMHL)           |  |
|                           |  |  |                           |  |
| GGAMT - 100%              |  |  |                           |  |
 ---------------------------   |  | GGAMT - 100%              |  |
              |                |   ---------------------------   |
 ---------------------------   |                |                |
|  RIVERVIEW INTERNATIONAL  |  |   ---------------------------   |
|        GROUP, INC.        |  |  |     GARTMORE GROUP LTD.   |  |
|           (RIG)           |  |  |           (GGL)           |  |
|                           |__|__|                           |  |
|                           |     |                           |  |
| GGAMT - 79%               |   __| NAMHL - 83%               |  |
| AL - 21%                  |  |   ---------------------------   |
 ---------------------------   |                |                |
              |                |   ---------------------------   |
              |                |  |   NATIONWIDE UK HOLDING   |  |
 ---------------------------   |  |       COMPANY, LTD.       |  |
|  GARTMORE RIVERVIEW, LLC  |  |  |        (NUKHCL)           |  |
|                           |  |  |                           |  |
|                           |  |  |                           |  |
|                           |  |  | GGL - 100%                |  |
|                           |  |   ---------------------------   |
| RIG - 70%                 |  |                |                |
 ---------------------------   |   ---------------------------   |
                               |  |     ASSET MANAGEMENT      |  |
                               |  |       HOLDINGS PLC        |  |
                               | _|         (AMH)             |  |
                               || |                           |  |
                               || |                           |  |
                               || | NUKHCL - 100%             |  |
                               ||  ---------------------------   |
                               ||               |                |
                               ||  ---------------------------   |
                               || |    GARTMORE INVESTMENT    |  |
                               || |       MANAGEMENT PLC      |  |
                               ||_|           (GIM)           |__|__
                               || |                           |  |
                               || | AMH - 99.99%              |  |
                               || | GNL - .01%                |  |
                               ||  ---------------------------   |
                               ||               |                |
                               ||  ---------------------------   |
                               || |    AMH INVESTMENTS        |  |
                               || |                           |  |
                               ||_|                           |  |
                               |  |                           |  |
                               |  |                           |  |
                               |  | AMH - 100%                |  |__
                               |   ---------------------------
                               |               |
                               |   ---------------------------
                               |  |      GARTMORE GLOBAL      |
                               |  |      INVESTMENTS, INC.    |
                               |__|           (GGL)           |
                                  |                           |
                                  |                           |
                                  |        (See Page 8)       |
                                   ---------------------------

                                                                        (middle)

                              NATIONWIDE(R)

   -------------------
__| NATIONWIDE MUTUAL |____________________________________________________________________________
__| INSURANCE COMPANY |____________________________________________________________________________
  |   (CASUALTY)      |               |
  |  (See Page 1)     |               |
   -------------------                |
                 ----------------------------------------
                |    NATIONWIDE CORPORATION (NW CORP)    |
                |       Common Stock:  13,642,432        |
                |       ------------        Shares       |
                |                                        |
                |                                        |
                |  Casualty   95.2%                      |
                |  Fire        4.8%                      |
                 ----------------------------------------
                                    |
                                    |
                   -------------------------------------
                  |          GARTMORE GLOBAL            |
                  |          ASSET MANAGEMENT           |
                  |           TRUST (GGAMT)             |
                  |                                     |
                  |       NW Corp.-100%                 |
                   -------------------------------------
                                   |
                                   |
 ___________________________________
 ________________________________________________________________________________________________
                     |             |                               |    --------------------------
      --------------------------   |   --------------------------  |   | GARTMORE INVESTMENT LTD. |
     |    GARTMORE INVESTMENT   |  |  |    GARTMORE FUND         | |   |          (GIL)           |
     |       SERVICES LTD.      |  |  |    MANAGERS LTD.         | |__ |                          |
  ___|          (GISL)          |  |__|       (GFM)              | |   |                          |
  |  |                          |  |  |                          | |   | GIM - 99.9%              |
  |  | GIM - 80%                |  |  | GIM - 99.99%             | |   | GNL - 0.1%               |
  |  | GNL - 20%                |  |  | GNL - .01%               | |    --------------------------
  |   --------------------------   |   --------------------------  |                |
  |                                |                |              |    --------------------------
  |   --------------------------   |   --------------------------  |   |      GARTMORE JAPAN      |
  |  |                          |  |  |                          | |   |         LIMITED          |
  |  |    GARTMORE INVESTMENT   |  |  |     FENPLACE LIMITED     | |   |                          |
  |  |       SERVICES GMBH      |  |  |                          | |   |                          |
  |__|                          |  |  |                          | |   |                          |
  |  |                          |  |  |                          | |   | GIL - 100%               |
  |  |                          |  |  | GFM - 100%               | |   |                          |
  |  | GISL - 100%              |  |  |                          | |    --------------------------
  |   --------------------------   |   --------------------------  |
  |                                |                               |    --------------------------
  |   --------------------------   |   --------------------------  |   |    GARTMORE 1990 LTD.    |
  |  |  GARTMORE FUND MANAGERS  |  |  |     GARTMORE PENSION     | |   |                          |
  |  |  INTERNATIONAL LIMITED   |  |  |      TRUSTEES, LTD.      | |___|                          |
  |__|         (GFMI)           |  |__|                          | |   |                          |
     |                          |     |                          | |   | GIM - 50%                |
     | GISL - 99.99%            |     | GIM - 99%                | |   | GSL - 50%                |
     | GSL - .01%               |     | GSL - 1%                 | |    --------------------------
      --------------------------       --------------------------  |
                    |                                              |    --------------------------
      --------------------------                                   |   |   GARTMORE INDOSUEZ UK   |
      |   GARTMORE MANAGERS      |                                 |   | RECOVERY FUND (G.P.) LTD.|
      |      (JERSEY) LTD.       |                                 |___|    (GENERAL PARTNER)     |
      |                          |                                 |   |                          |
      | GFMI - 94%               |                                 |   | GIM - 50%                |
      | GSL - 3%                 |                                 |   | GNL - 50%                |
      | GIM - 3%                 |                                 |    --------------------------
       --------------------------                                  |
                                                                   |    --------------------------
      --------------------------                                   |   |GARTMORE 1990 TRUSTEE LTD.|
     |                          |                                  |   |    (GENERAL PARTNER)     |
     |     GARTMORE NO. 1       |                                  |___|                          |
     |  GENERAL PARTNER, LTD.   |                                      |                          |
_____|                          |                                      | GIM - 50%                |
     |                          |                                      | GSL - 50%                |
     |                          |                                       --------------------------
     | GIM - 100%               |
      --------------------------

      --------------------------
     |     GARTMORE NO. 2       |
     |  GENERAL PARTNER, LTD.   |
_____|                          |
     |                          |
     |                          |
     | GIM - 100%               |
      --------------------------

          -------------------------------------
          |        NATIONWIDE MUTUAL          |
__________|      FIRE INSURANCE COMPANY       |
__________|             (FIRE)                |
          |          (See Page 1)             |
          -------------------------------------



 _________________________________________________
|                                                |
|   --------------------------       --------------------------
|  |  DAMIAN SECURITIES LTD.  |     |    GARTMORE CAPITAL      |
|  |                          |     |     MANAGEMENT LTD.      |
|__|                          |     |          (GCM)           |
|  |                          |     |                          |
|  | GIM - 50%                |     | GIM - 99.99%             |
|  | GSL - 50%                |     | GSL - 0.1%               |
|   --------------------------       --------------------------
|                                                |
|   --------------------------       --------------------------
|  |  GARTMORE NOMINEES LTD.  |     |    GARTMORE U.S. LTD.    |
|  |          (GNL)           |     |         (GUS)            |
|__|                          |     |                          |
|  |                          |     |                          |
|  |                          |     |                          |
|  | GIM - 99.99%             |     |                          |
|  | GSL - .01%               |     | GCM - 100%               |
|   --------------------------       --------------------------
|                                                |
|   --------------------------       --------------------------
|  | GARTMORE SECURITIES LTD. |     | GARTMORE GLOBAL PARTNERS |
|  |          (GSL)           |     |    (GENERAL PARTNER)     |
|__|                          |_____|                          |
|  |                          |     |                          |
|  | GIM - 99.99%             |     | GUS - 50%                |
|  | GNL - .01%               |     | GSL - 50%                |
|   --------------------------       --------------------------
|
|   --------------------------
|  |    GIL NOMINEES LTD.     |
|  |                          |
|__|                          |
   |                          |
   | GIM - 50%                |
   | GSL - 50%                |
    --------------------------

                                       Subsidiary Companies      -- Solid Line
                                       Contractual Association   -- Double Line
                                       Limited Liability Company -- Dotted Line

                                       December 31, 2003

                                                                     (left side)

                                  NATIONWIDE(R)

-----------------------                      -------------------------------------
|   FARMLAND MUTUAL   |                      |        NATIONWIDE MUTUAL          |
|  INSURANCE COMPANY  |______________________|        INSURANCE COMPANY          |_____________________________________
|                     |______________________|                                   |_____________________________________
| Guaranty Fund       |                      |            (CASUALTY)             |                   |
| Certificate         |                      |           (See Page 1)            |                   |
|                     |                      -------------------------------------                   |
| Casualty            |                                                                              |
|    (See Page 1)     |                                                                              |
-----------------------                                                                              |
                                                                                   ------------------------------------
                                                                                   | NATIONWIDE CORPORATION (NW CORP) |
                                                                                   |   Common Stock:     13,642,432   |
                                                                                   |   ------------        Shares     |
                                                                                   |                                  |
                                                                                   | Casualty-95.2%                   |
                                                                                   | Fire-4.8%                        |
                                                                                   ------------------------------------
                                                                                                    |
                                                                                                    |
                                                                                   ------------------------------------
                                                                                   |         GARTMORE GLOBAL          |
                                                                                   |         ASSET MANAGEMENT         |
                                                                                   |           TRUST (GGAMT)          |
                                                                                   |                                  |
                                                                                   |                                  |
                                                                                   | NW Corp.-100%                    |
                                                                                   ------------------------------------
                                                                                                    |
                                                                                                    |
                                                                                   ------------------------------------
                                                                                   |           NATIONWIDE ASSET       |
                                                                                   |       MANAGEMENT HOLDINGS, LTD   |
                                                                                   |              (NAMHL)             |
                                                                                   |                                  |
                                                                                   |                                  |
                                                                                   | GGAMT-100%                       |
                                                                                   ------------------------------------
                                                                                                    |
                                                                                                    |
                                                                                   ------------------------------------
                                                                                   |         GARTMORE GROUP LTD       |
                                                                                   |               (GGL)              |
                                                                                   |                                  |
                                                                                   |                                  |
                                                                                   | NAMHL-83%                        |
                                                                                   ------------------------------------
                                                                                                    |
                                                                                                    |
                                                                                   -------------------------------------
                                                                                   |         GARTMORE GLOBAL           |
                                                                                   |      INVESTMENTS, INC. (GGI)      |
                                                                                   |                                   |
                                                                                   | Common Stock: 958,750 Shares      |
               ____________________________________________________________________| ------------                      |
               |                                    |                              | GGAMT-94%                         |
               |                                    |                              | Preferred Stock: 500,000 Shares   |
               |                                    |                              | ---------------                   |
               |                                    |                              | GGAMT-100%                        |
               |                                    |                              -------------------------------------
--------------------------------     ---------------------------------
|    GARTMORE MUTUAL FUND      |     |    GARTMORE S.A. CAPITAL      |
|        CAPITAL TRUST         |  ___|         TRUST (GSA)           |
|                              |  |  |                               |__________________________________________________
|                              |  |  |                               |
|    DELAWARE BUSINESS TRUST   |  |  |   DELAWARE BUSINESS TRUST     |
--------------------------------  |  ---------------------------------
                                  |                   |
                                  |                   |
                                  |  ---------------------------------
                                  |  |       GARTMORE SEPARATE       |
                                  |  |         ACCOUNTS, LLC         |
                                  |__|                               |
                                  |  |                               |
                                  |  | GSA-60%                       |
                                  |  ---------------------------------
                                  |                   |
                                  |                   |
                                  |  ---------------------------------
                                  |  |        GARTMORE EMERGING      |
                                  |__|          MANAGERS, LLC        |
                                     |              (GEM)            |
                                   __|                               |
                                  |  | GSA-100%                      |
                                  |  ---------------------------------
                                  |                   |
                                  |                   |
                                  |  ---------------------------------
                                  |  |           NORTHPOINTE         |
                                  |  |           CAPITAL LLC         |
                                  |--|                               |
                                  |  |                               |
                                  |  | GEM-65%                       |
                                  |  ---------------------------------
                                  |                   |
                                  |                   |
                                  |  ---------------------------------
                                  |  |          CODA CAPITAL         |
                                  |  |         MANAGEMENT LLC        |
                                  |--|                               |
                                     |                               |
                                     | GEM-79%                       |
                                     ---------------------------------

                                                                    (right side)
          -------------------------------------
          |        NATIONWIDE MUTUAL          |
__________|      FIRE INSURANCE COMPANY       |
__________|             (FIRE)                |
          |          (See Page 1)             |
          -------------------------------------

                                   ------------------------------  -------------------------   ------------------------------------
                                   |   GARTMORE GLOBAL ASSET    |   |      GGI MGT LLC     |   |           NEWHOUSE S             |
                                   |      MANAGEMENT, INC.      |   |       (GGIMGT)       |   |       SITUATIONS FUND I, LLC     |
___________________________________|          (GGAMI)           |---|                      |---|                                  |
                                   |                            |   |                      |   | GGIMGT-10%                       |
                                   |                            |   |                      |   | Class A Preferred: 10,000 Shares |
                                   | GSA-100%                   |   | GGAMI-100%           |   | GGAMI-75%                        |
                                   ------------------------------   ------------------------   ------------------------------------
                                               |
      -------------------------------------    |    -------------------------------------     ------------------------------------
      |             GARTMORE              |    |    |           GARTMORE MORLEY         |     |      GARTMORE MORLEY CAPITAL     |
      |      INVESTORS SERVICES, INC.     |    |    |       FINANCIAL SERVICES, INC.    |     |          MANAGEMENT, INC         |
      |                                   |____|____|              (MORLEY)             |_____|                                  |
      | Common Stock: 5 Shares            |    |    |                                   |  |  | Common Stock:  500 Shares        |
      | ------------                      |    |    | Common Stock: 82,343 Shares       |  |  | ------------                     |
      |                                   |    |    | ------------                      |  |  |                                  |
      | GGAMI-100%                        |    |    | GGAMI-100%                        |  |  | Morley-100%                      |
      -------------------------------------    |    -------------------------------------  |  ------------------------------------
                                               |                                           |
      -------------------------------------    |    -------------------------------------  |  ------------------------------------
      |      NATIONWIDE GLOBAL FUNDS      |    |    |        GARTMORE GLOBAL            |  |  |              GARTMORE            |
      |                                   |    |    |         VENTURES, INC.            |  |  |           TRUST COMPANY          |
      |                                   |____|____|             (GGV)                 |  |__|                                  |
      |                                   |    |    |                                   |  |  | Common Stock: 2,000 Shares       |
      |       LUXEMBOURG SICAV            |____|    |                                   |  |  | ------------                     |
      |                                   |    |    |                                   |  |  |                                  |
      |                                   |    |    | GGAMI-100%                        |  |  | Morley-100%                      |
      -------------------------------------    |    -------------------------------------  |  ------------------------------------
                                               |                                           |
      -------------------------------------    |    -------------------------------------  |  ------------------------------------
      |       GARTMORE DISTRIBUTION       |    |    |       CORVIANT CORPORATION        |  |  |           GARTMORE MORLEY &      |
      |          SERVICES, INC.           |    |    |              (CC)                 |  |  |            ASSOCIATES, INC.      |
      |                                   |    |    |                                   |  |  |                                  |
      |                                   |____|____| Common Stock       450,000 shares |  |__| Common Stock: 3,500 Shares       |
      | Common Stock: 10,000 Shares       |         | ------------                      |     | ------------                     |
      | ------------                      |         | Series A Preferred 250,000 shares |     |                                  |
      |                                   |         | ------------------                |     | Morley-100%                      |
      | GGAMI-100%                        |         |                                   |     |                                  |
      |                                   |         |  GGAMI-100%                       |     |                                  |
      -------------------------------------         --------------------------------------    ------------------------------------

                                                                                      Subsidiary Companies      - Solid Line
                                                                                      Contractual Association   - Double Line
                                                                                      Limited Liability Company - Dotted Line

                                                                                      December 31, 2003

Item 29.      INDEMNIFICATION

              Ohio's General Corporation Law expressly authorizes and Nationwide's Amended and Restated Code of Regulations provides for indemnification by Nationwide of any person who, because such person is or was a director, officer or employee of Nationwide was or is a party; or is threatened to be made a party to:

               o any threatened, pending or completed civil action, suit or proceeding;

               o any threatened, pending or completed criminal action, suit or proceeding;

               o any threatened, pending or completed administrative action or proceeding;

               o any threatened, pending or completed investigative action or proceeding; ,

              The indemnification will be for actual and reasonable expenses, including attorney's fees, judgments, fines and amounts paid in settlement by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the Ohio's General Corporation Law.

              Nationwide has been informed that in the opinion of the Securities and Exchange Commission the indemnification of directors, officers or persons controlling Nationwide for liabilities arising under the Securities Act of 1933 ("Act") is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities is asserted by a director, officer or controlling person in connection with the securities being registered, the registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act. Nationwide and the directors, officers and/or controlling persons will be governed by the final adjudication of such issue. Nationwide will not be required to seek the court's determination if, in the opinion of Nationwide's counsel, the matter has been settled by controlling precedent.

              However, the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding is permitted


Item 30.      PRINCIPAL UNDERWRITER

(a) Waddell & Reed, Inc. serves as principal underwriter and general distributor for contracts issued through the following separate investment accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company:

     Nationwide Variable Account-9
     Nationwide Variable Account-12
     Nationwide VA Separate Account-D
     Nationwide VLI Separate Account-5

Also, Waddell & Reed, Inc. serves as principal underwriter and general distributor for the following management investment companies:

    Waddell & Reed Advisors Funds                                           Waddell & Reed Fixed Income Funds, Inc.
         Waddell & Reed Advisors Funds, Inc.                                    Waddell & Reed Government Securities Fund
             Waddell & Reed Advisors Accumulative Fund                          Waddell & Reed Limited Term Bond Fund
             Waddell & Reed Advisors Bond Fund
             Waddell & Reed Advisors Core Investment Fund                   W&R Target Funds, Inc.
             Waddell & Reed Advisors Science and Technology Fund                Asset Strategy Portfolio
                                                                                Balanced Portfolio
         Waddell & Reed Advisors Asset Strategy Fund, Inc.                      Bond Portfolio
         Waddell & Reed Advisors Cash Management, Inc.                          Core Equity Portfolio
         Waddell & Reed Advisors Continental Income Fund, Inc.                  Dividend Income Portfolio
                                                                                Growth Portfolio
         Waddell & Reed Advisors Global Bond Fund, Inc.                         High Income Portfolio
         Waddell & Reed Advisors High Income Fund, Inc.                         International Portfolio
         Waddell & Reed Advisors International Growth Fund, Inc.                International II Portfolio
                                                                                Limited-Term Bond Portfolio
         Waddell & Reed Advisors Municipal Bond Fund, Inc.                      Micro Cap Growth Portfolio
                                                                                Money Market Portfolio

         Waddell & Reed Advisors Municipal High Income Fund, Inc.               Science and Technology Portfolio
                                                                                Small Cap Growth Portfolio
         Waddell & Reed Advisors New Concepts Fund, Inc.                        Small Cap Value Portfolio
         Waddell & Reed Advisors Retirement Shares, Inc.                        Value Portfolio
         Waddell & Reed Advisors Small Cap Fund, Inc.
         Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
         Waddell & Reed Advisors Vanguard Fund, Inc.

    Waddell & Reed Advisors Select Funds, Inc.
         Waddell & Reed Advisors Dividend Income Fund
         Waddell & Reed Advisors Value Fund

(b) Directors and officers of Waddell & Reed, Inc.:

     Keith A. Tucker, Director and Chairman of the Board
     Henry J. Hermann, Director
     Robert J. Williams, Executive Vice President and National Sales Manager Thomas W. Butch, Executive Vice President and Chief Marketing Officer Daniel C. Schulte, Vice President and General Counsel
     Michael D. Strohm, Director, President, and Chief Executive Officer John E. Sundeen, Jr., Senior Vice President
     Mark A. Schieber, Vice President, Principal Accounting Officer, and
        Principal Financial Officer
     Wendy J. Hills, Secretary
     Brent K. Bloss, Vice President and Treasurer

     The principal business address of Waddell & Reed, Inc. is 6300 Lamar Avenue, Overland Park, Kansas 66202.


(c)

     ----------------------------- ------------------------- ----------------------- ----------------- -------------------
     NAME OF PRINCIPAL             NET UNDERWRITING          COMPENSATION ON         BROKERAGE         COMPENSATION
     UNDERWRITER                   DISCOUNTS AND             REDEMPTION OR           COMMISSIONS
                                   COMMISSIONS               ANNUITIZATION
     ----------------------------- ------------------------- ----------------------- ----------------- -------------------
     ----------------------------- ------------------------- ----------------------- ----------------- -------------------
     Waddell & Reed, Inc.          N/A                       N/A                     N/A               N/A
     ----------------------------- ------------------------- ----------------------- ----------------- -------------------

Item 31.      LOCATION OF ACCOUNTS AND RECORDS


              John Davis
              Nationwide Life Insurance Company
              One Nationwide Plaza
              Columbus, OH  43215


Item 32.      MANAGEMENT SERVICES

              Not Applicable


Item 33.      FEE REPRESENTATION


              Nationwide represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide.

                                   SIGNATURES



As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, NATIONWIDE VLI SEPARATE ACCOUNT-5, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Columbus, and State of Ohio, on this 8th day of June, 2004.



NATIONWIDE VLI SEPARATE ACCOUNT-5
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Registrant)

NATIONWIDE LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Depositor)

By: /s/ MICHAEL R. MOSER, ESQ.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael R. Moser, Esq.




As required by the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities indicated on this 8th day of June, 2004.


W. G. JURGENSEN
-------------------------------------------------------------------------
W. G. Jurgensen, Director and Chief Executive Officer

JOSEPH J. GASPER
-------------------------------------------------------------------------
Joseph J. Gasper, Director and President and Chief Operating Officer

JOSEPH A. ALUTTO
-------------------------------------------------------------------------
Joseph A. Alutto, Director

JAMES G. BROCKSMITH, JR.
-------------------------------------------------------------------------
James G. Brocksmith, Jr., Director

HENRY S. HOLLOWAY
-------------------------------------------------------------------------
Henry S. Holloway, Director

LYDIA M. MARSHALL
-------------------------------------------------------------------------
Lydia M. Marshall, Director

DONALD L. MCWHORTER
-------------------------------------------------------------------------
Donald L. McWhorter, Director

DAVID O. MILLER
-------------------------------------------------------------------------
David O. Miller, Director

JAMES F. PATTERSON
-------------------------------------------------------------------------
James F. Patterson, Director

MARTHA J. MILLER DE LOMBERA
-------------------------------------------------------------------------
Martha J. Miller de Lombera, Director

GERALD D. PROTHRO
-------------------------------------------------------------------------
Gerald D. Prothro, Director

ARDEN L. SHISLER
-------------------------------------------------------------------------
Arden L. Shisler, Director

ALEX SHUMATE
-------------------------------------------------------------------------
Alex Shumate, Director

                                                                          By /s/  MICHAEL R. MOSER, ESQ.
                                                                          ------------------------------------------------------
                                                                                  Michael R. Moser, Esq.
                                                                                      Attorney-in-Fact
